UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

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TaskUs, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION, DATED JULY 1, 2025

TaskUs, Inc.

1650 Independence Drive, Suite 100

New Braunfels, Texas 78132

[   ], 2025

To our Stockholders:

You are cordially invited to attend a special meeting of stockholders of TaskUs, Inc., a Delaware corporation (the “Company,” “we” or “us”), in a virtual meeting format on [   ], 2025 at [   ] Central Time (the “Special Meeting”) (unless the Special Meeting is adjourned or postponed). The Company’s stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/TASK2025SM. For purposes of attendance at the Special Meeting, all references in the enclosed proxy statement to “present” shall mean virtually present at the Special Meeting.

On May 8, 2025, the Company entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) by and between the Company and Breeze Merger Corporation, a Delaware corporation (the “Merger Corporation”), pursuant to which, subject to the terms and conditions thereof, the Merger Corporation will merge with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, collectively, the “Transactions”), with the Company surviving the Merger. The corporation surviving the Merger (the “Surviving Company”) will be collectively owned, directly or indirectly, by (i) BCP FC Aggregator L.P., (ii) The Maddock 2015 Irrevocable Trust, The Bryce Maddock Family Trust, The Maddock 2015 Exempt Irrevocable Trust and Bryce Maddock, (iii) The Weir 2015 Irrevocable Trust, The Jaspar Weir Family Trust, The Weir 2015 Exempt Irrevocable Trust and Jaspar Weir (the stockholders described in clauses (i)-(iii), collectively, the “Continuing Stockholders”) and (iv) the other holders of Continuing Shares (as defined in the proxy statement accompanying this letter) (if any).

As a result of the Merger, each share of Class A common stock of the Company, par value $0.01 per share (the “Company Class A Common Stock”), and Class B common stock of the Company, par value $0.01 per share (the “Company Class B Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”) outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than (i) each share held in the treasury of the Company or owned by any direct or indirect wholly-owned subsidiary of the Company, which shall automatically be cancelled without any conversion thereof; (ii) each share (a) owned by the Merger Corporation, any direct or indirect wholly-owned subsidiary of the Merger Corporation or the Continuing Stockholders or, to the extent designated in writing by the Merger Corporation to the Company at least five business days prior to the Effective Time, any affiliate of the Merger Corporation or (b) in respect of which the holder thereof, the Merger Corporation and, prior to the receipt of the Company Stockholder Approvals (as defined below), the Company (acting at the direction of the Special Committee (as defined below)) have agreed following the date of the Merger Agreement that such shares will not be cancelled, which shall remain outstanding; and (iii) shares owned by stockholders of the Company who properly exercise appraisal rights under Delaware law) will, at the Effective Time, automatically be canceled and converted into the right to receive an amount in cash equal to $16.50 per share (the “Merger Consideration”), without interest.

The board of directors of the Company (the “Board”) established a special committee of the Board consisting only of independent and disinterested directors of the Company with respect to the Transactions (the “Special Committee”) to, among other things, review, evaluate and negotiate (or oversee the negotiation of) the Merger Agreement and the Transactions, including the Merger, and any other potential strategic transactions involving the Company and the Continuing Stockholders (or any of them), including (i) a sale or other business transaction or series of transactions involving all, or substantially all, of the Company’s equity or assets on a consolidated basis, through any form of transaction, including, without limitation, a merger, stock purchase, asset purchase, recapitalization, reorganization, consolidation, amalgamation or other transaction (any of the foregoing, a “Potential Transaction”) or (ii) the Company continuing to operate as a standalone, independent company, and to provide its recommendations to the Board for its approval.

The Special Committee, as more fully described in the accompanying proxy statement, evaluated the Merger Agreement and the Transactions, including the Merger, in consultation with its own independent legal and financial advisors, and considered various factors. After careful consideration, the Special Committee determined to recommend in favor of the Transactions and unanimously (i) determined the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable and in the best interests of the Company and its Public Stockholders (as defined in the proxy statement accompanying this letter), (ii) approved and declared advisable the Merger Agreement and the Transactions, including the Merger, (iii) determined the Merger Agreement and the Transactions are fair (as used in Item 1014(a) of Regulation M-A) to, and in the best interests of, the “unaffiliated security holders” of the Company, as defined in Rule 13e-3(a) under the Exchange Act (hereinafter referred to as the “Unaffiliated Security Holders”) and (iv) recommended that the Board (a) approve the Merger Agreement and the Transactions, including the Merger, (b) recommend the adoption and approval of the Merger Agreement and the Transactions, including the Merger, to the stockholders of the Company and (c) approve the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein.

The Board, acting upon the recommendation of the Special Committee, by unanimous vote of those directors present at a Special Meeting of the Board held on May 8, 2025 (excluding the Continuing Stockholder Directors (as defined in the proxy statement accompanying this letter), who did not participate), (i) determined and declared the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable, fair to Unaffiliated Security Holders and in the best interests of the Company and its stockholders, including the Public Stockholders, (ii) approved and declared advisable the Merger Agreement and the Transactions, including the Merger, (iii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein, (iv) authorized the officers of the Company to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of the Company and to do all things and take all actions necessary or advisable to consummate the Transactions and (v) recommended the adoption of the Merger Agreement by the stockholders of the Company.

At the Special Meeting, you will be asked to consider and vote on (i) a proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”) and (ii) a proposal to approve any adjournment of the Special Meeting, if a quorum is present and if necessary or appropriate, to solicit additional proxies if there are insufficient votes in favor of the Merger Agreement Proposal at the time of the Special Meeting (the “Adjournment Proposal”). The Board recommends you vote “FOR” the Merger Agreement Proposal and “FOR” the Adjournment Proposal.

The Merger cannot be completed unless the Merger Agreement is adopted by the affirmative vote of (i) the holders of a majority of the outstanding voting power of the Company Common Stock entitled to vote on the Merger Agreement Proposal, voting together as a single class, (ii) the holders of a majority of the outstanding voting power of the Company Class A Common Stock entitled to vote on the Merger Agreement Proposal, voting as a separate class, (iii) the holders of a majority of the outstanding voting power of the Company Class B Common Stock entitled to vote on the Merger Agreement Proposal, voting as a separate class, and (iv) a majority of the votes cast by the Public Stockholders on the Merger Agreement Proposal (the requisite votes described in the preceding clauses (i)-(iv), together, the “Company Stockholder Approvals”). As a result of the Continuing Stockholders’ power to vote, or direct the voting of, a majority of the outstanding shares of Company Class A Common Stock, all of the outstanding shares of Company Class B Common Stock and the Voting Agreements (as defined in the proxy statement accompanying this letter), pursuant to which each of the Continuing

Stockholders have agreed to vote their shares in favor of the adoption of the Merger Agreement, the Company Stockholder Approvals, other than the “Majority of the Minority Vote” described in clause (iv) of the definition thereof, are effectively assured.

The proxy statement accompanying this letter provides you with more specific information concerning the Special Meeting, the Merger Agreement and the Transactions, including the Merger. We encourage you to carefully read the accompanying proxy statement and the copy of the Merger Agreement attached as Annex A thereto, as they contain important information about, among other things, the Merger and how it affects you.

Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting, we want to make sure your shares are represented at the meeting. Please follow the voting instructions provided on the enclosed proxy card to submit your vote.

After reading the accompanying proxy statement, please authorize a proxy to vote your shares of Company Common Stock by completing, dating, signing and returning your proxy card or vote your shares by attending and voting at the Special Meeting. Instructions regarding the methods of authorizing your proxy are detailed in the section of the accompanying proxy statement entitled “The Special Meeting — Voting Procedures.” If you attend the Special Meeting and vote thereat, your vote will revoke any proxy that you have previously submitted. If you hold Company Common Stock through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your Company Common Stock. Your bank, broker or other nominee cannot vote on any of the proposals, including the Merger Agreement Proposal, without your instructions. If you have any questions or need assistance voting, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders may call toll-free: (877) 750-8240

Banks and brokers may call: (212) 750-5833

Thank you in advance for your cooperation and continued support.

Sincerely,

Bryce Maddock

Chairperson of the Board

The Merger has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission. Neither the Securities and Exchange Commission nor any state securities commission has passed upon the merits or fairness of the Merger or upon the adequacy or accuracy of the information contained in this document or the accompanying proxy statement. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated [   ], 2025 and, together with the enclosed form of proxy card, is first being mailed to the Company’s stockholders at least 20 business days prior to the Special Meeting on [   ], 2025.

TaskUs, Inc.

1650 Independence Drive, Suite 100

New Braunfels, Texas 78132

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [  ], 2025

NOTICE IS HEREBY GIVEN that the special meeting of stockholders of TaskUs, Inc., a Delaware corporation (the “Company,” “we” or “us”), will be held in a virtual meeting format on [   ], 2025 at [   ] Central Time (the “Special Meeting”) (unless the Special Meeting is adjourned or postponed). The Company’s stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/TASK2025SM. For purposes of attendance at the Special Meeting, all references in the enclosed proxy statement to “present” shall mean virtually present at the Special Meeting. The Special Meeting is being held for the purpose of acting on the following matters:

Items of Business:

1.  To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of May 8, 2025 (as it may be amended from time to time, the “Merger Agreement”) by and between the Company and Breeze Merger Corporation, a Delaware corporation (the “Merger Corporation”), pursuant to which, subject to the terms and conditions thereof, the Merger Corporation will merge with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, collectively, the “Transactions”), with the Company surviving the Merger collectively owned, directly or indirectly, by (i) BCP FC Aggregator L.P., (ii) The Maddock 2015 Irrevocable Trust, The Bryce Maddock Family Trust, The Maddock 2015 Exempt Irrevocable Trust and Bryce Maddock, (iii) The Weir 2015 Irrevocable Trust, The Jaspar Weir Family Trust, The Weir 2015 Exempt Irrevocable Trust and Jaspar Weir (collectively, the “Continuing Stockholders”) and (iv) the other holders of Continuing Shares (as defined in the proxy statement accompanying this notice) (if any). We refer to this proposal as the “Merger Agreement Proposal.”

2.  To consider and vote on a proposal to approve any adjournment of the Special Meeting, if a quorum is present and if necessary or appropriate, to solicit additional proxies if there are insufficient votes in favor of the Merger Agreement Proposal at the time of the Special Meeting, which proposal we refer to as the “Adjournment Proposal.”

Record Date:	Only the Company’s stockholders of record at the close of business on [ ], 2025 — the “Record Date” for the Special Meeting — will be entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof.

General:	Your vote is very important regardless of the number of shares of Company Common Stock that you own. The Merger Agreement Proposal must be approved by the affirmative vote of (i) the holders of a majority of the outstanding voting power of the Company Common Stock entitled to vote on the Merger Agreement Proposal, voting together as a single class, (ii) the holders of a majority of the outstanding voting power of the Company Class A Common Stock entitled to vote on the Merger Agreement Proposal, voting as a separate class, (iii) the holders of a majority of the outstanding voting power of the Company Class B Common Stock entitled to vote on the Merger Agreement Proposal, voting as a separate class, and (iv) a majority of the votes cast by the Public Stockholders (as defined in the proxy statement accompanying this notice) entitled to vote on the Merger Agreement Proposal. Whether or not you plan to attend the Special Meeting, we request that you vote your shares of Company Common Stock. As a result of the Continuing Stockholders’ power to vote, or direct the voting of, a majority of the outstanding shares of Company Class A Common Stock, all of the outstanding shares of Company Class B Common Stock and the Voting Agreements (as defined in the proxy statement accompanying this notice), pursuant to which each of the Continuing Stockholders have agreed to vote their shares in favor of the adoption of the Merger Agreement, the Company Stockholder Approvals, other than the “Majority of the Minority Vote” described in clause (iv) of the definition thereof, are effectively assured. If you attend the Special Meeting and you are a Company stockholder of record at the close of business on the Record Date, you may continue to have your shares of Company Common Stock voted as instructed in your proxy, or you may withdraw your proxy and vote your shares of Company Common Stock at the Special Meeting.

If a quorum is not present or represented at the Special Meeting of the Company stockholders, the stockholders holding a majority in voting power of the shares of Company Common Stock, present in person or represented by proxy and entitled to vote thereon, may adjourn the Special Meeting.

For Company stockholders of record, any proxy may be revoked at any time prior to its exercise by delivery of a properly executed, later-dated proxy card, by submitting a written revocation of your proxy to our General Counsel and Corporate Secretary, or by voting at the Special Meeting. For Company stockholders that hold their shares in “street name,” any proxy may be revoked through such stockholder’s broker, bank or other nominee and in accordance with its procedures or by voting at the Special Meeting. Attendance at the Special Meeting alone will not be sufficient to revoke a previously authorized proxy.

The board of directors of the Company (the “Board”) established a special committee of the Board consisting only of independent and disinterested directors of the Company with respect to the Transactions (the “Special Committee”) to, among other things, review, evaluate and negotiate (or oversee the negotiation of) the Merger Agreement and the Transactions, including the Merger, and any other potential strategic transaction involving the Company and the Continuing Stockholders (or any of them), including (i) a sale or other business transaction or series of transactions involving all, or substantially all, of the Company’s equity or assets on a consolidated basis, through any form of transaction, including, without limitation, a merger, stock purchase, asset purchase, recapitalization, reorganization, consolidation, amalgamation or other transaction (any of the foregoing, a “Potential Transaction”) or (ii) the Company continuing to operate as a standalone, independent company, and to provide its recommendations to the Board for its approval.

The Board, acting upon the recommendation of the Special Committee, by unanimous vote of those directors present at a Special Meeting of the Board held on May 8, 2025 (excluding the Continuing Stockholder Directors (as defined in the proxy statement accompanying this notice), who did not participate), (i) determined and declared the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable, fair to “unaffiliated security holders” (as such term is defined in Rule 13e-3(a) under the Exchange Act) of the Company and in the best interests of the Company and its stockholders, including the Public Stockholders, (ii) approved and declared advisable the Merger Agreement and the Transactions, including the Merger, (iii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein, (iv) authorized the officers of the Company to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of the Company and to do all things and take all actions necessary or advisable to consummate the

Transactions and (v) recommended the adoption of the Merger Agreement by the stockholders of the Company.

Accordingly, the Board recommends a vote “FOR” the Merger Agreement Proposal and “FOR” the Adjournment Proposal.

For more information concerning the Special Meeting, the Merger Agreement and the Transactions, including the Merger, please review the accompanying proxy statement and the copy of the Merger Agreement attached as Annex A thereto.

Whether or not you plan to attend the Special Meeting, we want to make sure your shares are represented at the meeting. You may cast your vote by authorizing your proxy in advance of the Special Meeting by mail, on the internet or by telephone. Please sign, date and return, as promptly as possible, the enclosed proxy card in the reply envelope provided, or submit your proxy over the internet or by telephone by following the instructions set forth on the enclosed proxy card. If you attend the Special Meeting and vote thereat, your vote will revoke any proxy that you have previously submitted. If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the Merger Agreement Proposal, without your instructions. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” the Merger Agreement Proposal and “FOR” the Adjournment Proposal.

By Order of the Board of Directors

Sincerely,

Claudia Walsh

General Counsel & Corporate Secretary

Dated: [    ], 2025

i

Annex A:	Agreement and Plan of Merger, dated as of May 8, 2025, by and between Breeze Merger Corporation and TaskUs, Inc.	A-1
Annex B:	Voting Agreement, dated as of May 8, 2025, by and between the Company and BCP FC Aggregator L.P.	B-1
Annex C:	Voting Agreement, dated as of May 8, 2025, by and among the Company and Bryce Maddock, The Maddock 2015 Irrevocable Trust, The Bryce Maddock Family Trust and The Maddock 2015 Exempt Irrevocable Trust	C-1
Annex D:	Voting Agreement, dated as of May 8, 2025, by and among the Company, Jaspar Weir, The Weir 2015 Irrevocable Trust, The Jaspar Weir Family Trust and The Weir 2015 Exempt Irrevocable Trust	D-1
Annex E:	Opinion of Evercore, dated as of May 8, 2025	E-1

ii

DEFINITIONS

Unless stated otherwise, whenever used in this proxy statement, the following terms have the meaning set forth below:

“Blackstone” means BCP FC Aggregator L.P., together with Blackstone Inc. and its affiliates.

“Blackstone Funds” means Blackstone Capital Partners VII L.P., a Delaware limited partnership, Blackstone Capital Partners Asia L.P., a Cayman Islands exempted limited partnership, and Blackstone Capital Partners Asia (Lux) SCSp, a Luxembourg special limited partnership (société en commandite spéciale), and affiliated funds.

“Company” means TaskUs, Inc., a Delaware corporation.

“Company Associate” means each current or former employee, individual independent contractor or director of, or to, the Company, or any of its subsidiaries.

“Company Class A Common Stock” means Class A common stock of the Company, par value $0.01 per share.

“Company Class B Common Stock” means Class B common stock of the Company, par value $0.01 per share.

“Company Common Stock” means, collectively, the Company Class A Common Stock and the Company Class B Common Stock.

“Continuing Stockholder Directors” means Amit Dixit, Bryce Maddock, Mukesh Mehta and Jaspar Weir.

“DGCL” means the General Corporation Law of the State of Delaware.

“Dissenting Shares” means shares that are outstanding immediately prior to the Effective Time (as defined herein) and that are held by stockholders who shall have neither voted in favor of the Merger nor consented thereto in writing and who will have demanded, properly in writing, appraisal for such shares in accordance with Section 262 of the DGCL.

“DOJ” means Department of Justice.

“Evercore” means Evercore Group L.L.C.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FTC” means Federal Trade Commission.

“HSR Act” means Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Nasdaq” means The Nasdaq Stock Market, LLC.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Special Meeting” means the special meeting of stockholders of the Company to be held in a virtual meeting format on [   ], 2025 at [   ] Central Time.

iii

SUMMARY TERM SHEET

This summary term sheet highlights selected information in this proxy statement and may not contain all of the information about the Merger Agreement or the Transactions, including the Merger, that is important to you. We have included page references in parentheses to direct you to more complete descriptions of the topics presented in this summary. You should carefully read this proxy statement in its entirety, including the annexes hereto and the other documents to which we have referred you, for a more complete understanding of the matters being considered at the Special Meeting, including, without limitation, the Merger Agreement attached as Annex A to this proxy statement. You may obtain, without charge, copies of documents incorporated by reference into this proxy statement by following the instructions under the section of this proxy statement entitled “Where You Can Find Additional Information” beginning on page 147.

Introduction

On May 8, 2025, TaskUs, Inc., a Delaware corporation (the “Company,” “we” or “us”) entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) by and between the Company and Breeze Merger Corporation, a Delaware corporation (the “Merger Corporation”), pursuant to which, subject to the terms and conditions thereof, the Merger Corporation will merge with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, collectively, the “Transactions”), with the Company surviving the merger. The corporation surviving the Merger (the “Surviving Company”) will be collectively owned, directly or indirectly, by (i) BCP FC Aggregator L.P., (ii) The Maddock 2015 Irrevocable Trust, The Bryce Maddock Family Trust, The Maddock 2015 Exempt Irrevocable Trust and Bryce Maddock, (iii) The Weir 2015 Irrevocable Trust, The Jaspar Weir Family Trust, The Weir 2015 Exempt Irrevocable Trust and Jaspar Weir (the stockholders described in clauses (i)-(iii), collectively, the “Continuing Stockholders”) and (iv) the other holders of Continuing Shares (as defined in the section of this proxy statement entitled “Special Factors — Certain Effects of the Merger”) (if any). The Company is asking the Company stockholders to consider and vote on the adoption of the Merger Agreement.

Because the Merger constitutes a “going private” transaction under the rules of the U.S. Securities and Exchange Commission (the “SEC”), the Company, the Merger Corporation and the Continuing Stockholders have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Merger. You may obtain additional information about the Schedule 13E-3 under the section of this proxy statement entitled “Where You Can Find Additional Information” beginning on page 147.

Special Factors

Background of the Merger (page 26)

A description of the process we undertook that led to the proposed merger, including our discussions with the representatives of the Continuing Stockholders, is included in this proxy statement under the section of this proxy statement entitled “Special Factors — Background of the Merger” beginning on page 26.

Recommendations of the Special Committee and the Board

(page 39)

The board of directors of the Company (the “Board”) established a special committee of the Board consisting only of independent and disinterested directors of the Company with respect to the Transactions (the “Special Committee”) to, among other things, review, evaluate and negotiate (or oversee the negotiation of) the Merger Agreement and the Transactions, including the Merger, and any other potential strategic transactions involving the Company and the Continuing Stockholders (or any of them), including (i) a sale or other business transaction or series of transactions involving all, or substantially all, of the Company’s equity or assets on a consolidated basis, through any form of transaction, including, without limitation, a merger, stock purchase, asset purchase, recapitalization, reorganization, consolidation, amalgamation or other transaction (any of the foregoing, a “Potential Transaction”) or (ii) the Company continuing to operate as a standalone, independent company, and to provide its recommendations to the Board for its approval. As more fully described below, the Special Committee evaluated the Merger Agreement and the Transactions, including the Merger, in consultation with its own independent legal and financial advisors, and considered various factors. After careful consideration, the Special Committee determined to recommend in favor of the Transactions and unanimously (i) determined the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable and in the best interests of the Company and its Public Stockholders (as defined below), (ii) approved and declared advisable the Merger Agreement and the Transactions, including the Merger, (iii) determined that the Merger Agreement and the Transactions are fair (as used in Item 1014(a) of Regulation M-A) to, and in the best interests of, the “unaffiliated security holders” of the Company, as defined in Rule 13e-3(a) under the Exchange Act (hereinafter referred to as the “Unaffiliated Security Holders”) and (iv) recommended that the Board (a) approve the Merger Agreement and the Transactions, including the Merger, (b) recommend the adoption and approval of the Merger Agreement and the Transactions, including the Merger, to the stockholders of the Company and (c) approve the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein. The Board, acting upon the recommendation of the Special Committee, by unanimous vote of those directors present at a Special Meeting of the Board held on May 8, 2025 (excluding the Continuing Stockholder Directors, who did not participate), (i) determined and declared the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable, fair to Unaffiliated Security Holders and in the best interests of the Company and its stockholders, including all of the holders of the issued and outstanding shares of Company Common Stock (excluding (a) the Continuing Stockholders and their respective affiliates (including each immediate family member (as defined in Item 404 of Regulation S-K under the Securities Act) of any Continuing Stockholder and any trust or other entity (other than the Company) in which any Continuing Stockholder or any such immediate family member thereof holds (or in which more than one of such individuals collectively hold), beneficially or otherwise, a voting, proprietary, equity or other financial interest) and (b) any holder of shares of Company Common Stock who, prior to the Special Meeting, is a holder of Continuing Shares pursuant to clause (ii) of the definition thereof and such holder’s affiliates) (the “Public Stockholders”), (ii) approved and declared advisable the Merger Agreement and the Transactions, including the Merger, (iii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein, (iv) authorized the officers of the Company to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of the Company and to do all things and take all actions necessary or advisable to consummate the Transactions and (v) recommended the adoption of the Merger Agreement by the stockholders of the Company. Accordingly, the Board recommends a vote “FOR” the Merger Agreement Proposal (as defined below) and “FOR” the Adjournment Proposal (as defined below). For a discussion of the factors that the Board considered in determining to recommend the approval of the Merger Agreement Proposal, please see the section of this proxy statement entitled “Special Factors — Purpose and Reasons of the Company for the Merger” beginning on page 61.

Reasons for the Merger

(page 40)

Prior to and in reaching the unanimous determination described in the section of this proxy statement entitled “Special Factors — Recommendation of the Special Committee” beginning on page 39, the Special Committee consulted with and received the advice of its independent legal and financial advisors, discussed certain issues with the Company’s management and considered a variety of factors as discussed in the section of this proxy statement entitled “Special Factors — Reasons for the Merger” beginning on page 40.

Opinion of Evercore

(page 52)

Evercore was retained by the Special Committee to act as its financial advisor in connection with evaluating the proposed Merger. As part of this engagement, the Special Committee requested that Evercore evaluate the fairness, from a financial point of view, of the Merger Consideration (as defined below) to be received by the holders of Company Common Stock (other than Excluded Shares (as defined in the section of this proxy statement entitled “Special Factors — Certain Effects of the Merger”), Continuing Shares and Dissenting Shares). On May 8, 2025, at a meeting of the Special Committee and at the request of the Special Committee, Evercore rendered its oral opinion to the Special Committee to the effect that, as of May 8, 2025, and based upon and subject to the assumptions, qualifications, limitations and other matters set forth in its opinion, the Merger Consideration was fair, from a financial point of view, to the holders of Company Common Stock (other than Excluded Shares, Continuing Shares and Dissenting Shares).

The full text of Evercore’s written opinion to the Special Committee, dated May 8, 2025, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Evercore in rendering its opinion, is attached as Annex E to this proxy statement and is incorporated herein by reference. The foregoing summary of Evercore’s opinion is qualified in its entirety by reference to the full text of the opinion included as Annex E. Evercore’s opinion was addressed to, and provided for the information and benefit of, the Special Committee in connection with its evaluation of the proposed Merger. The opinion does not constitute a recommendation to the Special Committee or to any other persons in respect of the Merger, including as to how the holders of Company Common Stock should act or vote in respect of the Merger. Evercore’s opinion does not address the relative merits of the Merger as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Merger.

The full text of Evercore’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Evercore in rendering its opinion.

Certain Effects of the Merger

(page 67)

At the effective time of the Merger (the “Effective Time”), each share of Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time (other than any Excluded Shares (as defined in the section of this proxy statement entitled “Special Factors — Certain Effects of the Merger”), any Continuing Shares and any Dissenting Shares) will be automatically cancelled and converted into the right to receive an amount in cash equal to $16.50 per share (the “Merger Consideration”), without interest and subject to any applicable withholding taxes required by law. Company stockholders who properly and validly exercise and do not withdraw their appraisal rights will have a right to receive payment of the “fair value” of their shares of Company Common Stock as determined pursuant to an appraisal proceeding, as contemplated by Section 262 of the DGCL. For further information about the effects of the Merger, see the section of this proxy statement entitled “Special Factors — Certain Effects of the Merger” beginning on page 67.

Effects on the Company if the Merger Is Not Consummated

(page 68)

In the event that the Company Stockholder Approvals (as defined below) are not obtained or if the Merger is not consummated for any other reason, the Company stockholders will not receive any payment for their shares of Company Common Stock in connection with the Merger. Instead, the Company will remain an independent public company.

Equity Financing

(page 69)

The Merger Corporation has obtained committed equity financing, as described below, which may be used to fund the Merger Consideration. The Blackstone Funds have committed to contribute or cause to be contributed to the Merger Corporation an aggregate amount in cash up to $330 million, severally (and not jointly or jointly and severally) (the “Equity Commitment”), subject to the terms and conditions set forth in the Equity Commitment letter provided by the Blackstone Funds to the Merger Corporation, dated as of May 8, 2025 (the “Equity Commitment Letter”), which may be used to fund the Transactions.

For further information about the financing of the Merger, see the section of this proxy statement entitled “Special Factors — Financing of the Merger” and “The Merger Agreement — Financing Cooperation” beginning on pages 69 and 102, respectively.

Appraisal Rights

(page 70)

If the Merger is consummated, holders of record and beneficial owners of Company Common Stock who do not wish to accept the Merger Consideration are entitled to seek appraisal of their shares of Company Common Stock under Section 262 of the DGCL (“Section 262”) and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their shares of Company Common Stock exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery (the “Delaware Court”), together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares of Company Common Stock as determined by the Delaware Court may be more or less than, or the same as, the Merger Consideration that you are otherwise entitled to receive under the Merger Agreement. These rights are known as “appraisal rights.” This proxy statement serves as a notice of such appraisal rights pursuant to Section 262.

Persons who exercise appraisal rights under Section 262 will not receive the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. They will receive an amount determined to be the “fair value” of their shares of Company Common Stock following petition to, and an appraisal by, the Delaware Court. Persons considering seeking appraisal should recognize that the fair value of their shares of Company Common Stock determined under Section 262 could be more than, the same as or less than the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.

A holder of record or a beneficial owner of shares of Company Common Stock who (i) makes a valid demand for an appraisal of such holder’s or beneficial owner’s shares of Company Common Stock,

(ii) continuously holds or beneficially owns, as applicable, such shares of Company Common Stock on and from the date of the making of the demand through the Effective Time, (iii) has not consented to or otherwise voted in favor of the Merger or otherwise withdrawn, lost or waived appraisal rights, (iv) strictly complies with all other procedures for exercising appraisal rights under Section 262, (v) does not thereafter withdraw his, her or its demand for appraisal of such shares or otherwise lose his, her or its rights to seek appraisal and (vi) is, in the case of a beneficial owner, a person who (A) reasonably identifies in his, her or its demand the holder of record of the shares of Company Common Stock for which the demand is made, (B) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (C) provides an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List (as defined in the section of this proxy statement entitled “Special Factors — Appraisal Rights”), will be entitled to receive the fair value of his, her or its shares of Company Common Stock exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value. The summary included herein does not constitute legal or other advice, nor does it constitute a recommendation that persons seek to exercise their appraisal rights under Section 262. Failure to comply timely and properly with the procedures and requirements of Section 262 will result in the loss of a person’s appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration under the Merger Agreement.

A copy of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262, which is incorporated by reference in its entirety. The summary of Section 262 included herein may not contain all of the information regarding the law relating to appraisal rights that is important to you and is qualified in its entirety by reference to the full text of Section 262 and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal and financial advisors before electing or attempting to exercise such rights. If you hold your shares of Company Common Stock through a broker, bank or other nominee, and you wish to exercise appraisal rights, you should consult with such broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank or other nominee. For more information, please see the section of this proxy statement entitled “Special Factors — Appraisal Rights” beginning on page 70.

Interests of the Company’s Directors and Executive Officers in the Merger

(page 75)

The Company’s directors and executive officers have financial interests in the Merger that may be different from, or in addition to, the interests of the Company stockholders generally. The Board was aware of and considered these interests in reaching the determination to approve the execution, delivery and performance by the Company of the Merger Agreement and to recommend that Company stockholders approve the Merger Agreement Proposal. The Company’s Co-Founder and Chief Executive Officer Bryce Maddock and Co-Founder and President Jaspar Weir, together with entities they control, are Continuing Stockholders and will remain controlling stockholders of the Company after the consummation of the Merger. These interests additionally include the following:

•

certain directors and executive officers hold outstanding Company Common Stock, Company Options, Company RSUs and Company PSUs (each, as defined below) that will either (i) be converted into a right to receive the Merger Consideration, subject to applicable tax withholding, or (ii) remain outstanding at the Effective Time, in each case, as described below;

•

all Company RSUs and Company PSUs granted in 2024 held by Mr. Maddock that will remain outstanding at the Effective Time will be amended, as of the Effective Time, to reflect certain termination protections and modifications of certain performance conditions;

•

the compensation received by the members of the Special Committee in an amount in cash equal to $100,000 per member in consideration of the time and effort required of the members of the Special Committee to, among other things, review, evaluate and negotiate (or oversee the negotiation of) the Merger Agreement and the Transactions, including the Merger and any other Potential Transaction; and

•

continued indemnification and insurance coverage under the Merger Agreement, the organizational documents of the Company and its subsidiaries and indemnification agreements the Company and any of its subsidiaries has entered into with each of its directors and executive officers.

These interests are described in more detail, and certain of them are quantified, in the section of this proxy statement entitled “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 75 of this proxy statement.

Treatment of Company Equity Awards

(page 75)

Unless otherwise agreed between a holder of a Company equity award and the Merger Corporation, each Company equity award outstanding as of immediately prior to the Effective Time will be treated as follows:

•

each stock option to acquire shares of Company Common Stock (each, a “Company Option”) granted pursuant to a Company Stock Plan (as defined in the Merger Agreement) that is vested will be cancelled and converted into a right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the Merger Consideration, less the exercise price per share, multiplied by the number of shares of Company Common Stock subject to such Company Option. Such amount will be paid on the next payroll date that is at least five business days after the date on which the closing of the Merger occurs (the “Closing Date”).

•

each Company Option that is unvested will remain outstanding at the Effective Time without any cash payment or other consideration and will be subject to the same terms and conditions as were applicable to such Company Option immediately prior to the Effective Time (except for changes to terms rendered inoperative or no longer applicable due to the Company ceasing to be listed on Nasdaq or for such other administrative or ministerial changes).

•

notwithstanding the foregoing, any Company Option (whether vested or unvested) with an exercise price per share equal to or greater than the Merger Consideration will be cancelled for no consideration.

•

each award of (i) restricted stock units subject to service-based vesting conditions granted pursuant to a Company Stock Plan (each, a “Company RSU”) that is vested but unsettled, (ii) Company RSUs held by non-executive directors (whether vested or unvested) and (iii) restricted stock units subject to performance-based vesting conditions granted pursuant to a Company Stock Plan (each, a “Company PSU”) for which the applicable performance period is completed in accordance with its terms but unsettled, in each case, will be cancelled and converted into a right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the number of shares underlying such award, multiplied by the Merger Consideration (with the number of shares underlying an award of Company PSUs determined based on actual performance). Such amount will be paid on the next payroll date that is at least five business days after the Closing Date.

•

each award of (i) Company RSUs that is unvested and (ii) Company PSUs for which the applicable performance period is not completed, in each case, will continue to remain outstanding at the Effective Time without any cash payment or other consideration and will be subject to the same terms and conditions as were applicable to such award immediately prior to the Effective Time (except for

(i) amendments to the terms of certain Company RSUs and Company PSUs held by Mr. Maddock as further described below and (ii) changes to terms rendered inoperative or no longer applicable due to the Company ceasing to be listed on Nasdaq or for such other administrative or ministerial changes).

In addition, each award of Company RSUs and the award of Company PSUs granted in June 2024 held by Mr. Maddock that will continue to remain outstanding at the Effective Time pursuant to the above will be amended, as of the Effective Time, to reflect certain termination protections and modifications of certain performance conditions.

For information about the Company equity awards and the amendments to certain Company RSUs and Company PSUs held by Mr. Maddock, see the section of this proxy statement entitled “Special Factors — Treatment of Company Equity Awards” beginning on page 75.

Material U.S. Federal Income Tax Consequences of the Merger

(page 78)

The receipt of cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. If you are a U.S. holder (as defined below in the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”) of Company Common Stock, generally you will recognize capital gain or loss equal to the difference between the amount of cash you receive in the Merger and your adjusted tax basis in your shares of common stock converted into cash in the Merger. If you are a non-U.S. holder (as defined below in the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”) of Company Common Stock, the Merger generally will not be taxable unless you have certain connections to the United States or the Company is a USRPHC (as defined below in the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”) and certain other conditions are met.

You should read the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 78 for a more detailed description of the material U.S. federal income tax consequences of the Merger. You should consult your own tax advisor for a full understanding of how the Merger will affect your federal, state, local or non-U.S. taxes.

Regulatory Approvals in Connection with the Merger

(page 80)

Each of the parties to the Merger Agreement intends to, and has obligations to, use reasonable best efforts to obtain any consent, authorization, approval, order, waiting period expiration or termination from, or exemption by, any governmental entity necessary to be obtained prior to the Effective Time and the Company and the Merger Corporation intend to make all required filings as promptly as practicable, in each case, as described in the section of this proxy statement entitled “The Merger Agreement — Reasonable Best Efforts.”

Consummation of the Merger is subject to the requirements of the HSR Act and the rules promulgated by the FTC, which prevent certain members of the Continuing Stockholders from consummating the Merger until (i) Notification and Report Forms are filed with the DOJ and FTC and (ii) the applicable waiting period is terminated early or expires. Such Notification and Report Forms (other than one required to be filed by the “ultimate parent entity”) were deemed to have been filed with the DOJ and FTC on June 17, 2025.

Litigation Relating to the Merger and the Transactions

(page 81)

Lawsuits may be filed against the Company, the Board or the Company’s officers in connection with the Merger or the Transactions, which could prevent or delay consummation of the Merger and result in substantial costs to the Company, including any costs associated with indemnification obligations of the Company. On May 27, 2025, the Company received a demand letter from a purported stockholder, pursuant to Section 220 of the DGCL, to inspect and copy the Company’s books and records to investigate potential breaches of fiduciary duties by the Board and the officers of the Company in connection with the Transactions. As of the date of the preliminary version of this proxy statement, no lawsuits related to the Transactions have been filed. For a further description of litigation relating to the Merger, see the section of this proxy statement entitled “Special Factors — Litigation Relating to the Merger and the Transactions” beginning on page 81.

Merger Agreement

On May 8, 2025, the Company entered into the Merger Agreement pursuant to which, subject to the terms and conditions thereof, the Merger Corporation will merge with and into the Company, with the Company surviving the Merger. A summary of the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement, and which is incorporated by reference in this proxy statement in its entirety, is included in the section of this proxy statement entitled “The Merger Agreement” beginning on page 83.

Consideration To Be Received in the Merger

At the Effective Time, each share of Company Common Stock issued and outstanding as of immediately prior to the Effective Time (other than any Excluded Shares, any Continuing Shares and any Dissenting Shares) will be converted automatically into the right to receive an amount in cash equal to $16.50 per share, without interest and subject to applicable withholding taxes required by law. Company stockholders of record and beneficial owners who properly and validly exercise and do not withdraw their appraisal rights will have a right to receive payment of the “fair value” of their shares of Company Common Stock as determined pursuant to an appraisal proceeding, as contemplated by Section 262.

No Solicitation; Change in Board Recommendation

(page 96)

The Merger Agreement generally restricts the Company’s ability to solicit, initiate, knowingly encourage or knowingly facilitate any Acquisition Proposal (as defined in the section of this proxy statement entitled “The Merger Agreement — No Solicitation; Change in Board Recommendation”) or enter into any agreements relating to such Acquisition Proposal, subject to certain exceptions. Under certain circumstances, however, and in compliance with certain obligations contained in the Merger Agreement, prior to obtaining the Company Stockholder Approvals, if the Board (acting upon the recommendation of the Special Committee) or the Special Committee in good faith determines that an Acquisition Proposal is, or could reasonably be expected to result in, a Superior Proposal (as defined in the section of this proxy statement entitled “The Merger Agreement — No Solicitation; Change in Board Recommendation”) and that a failure to engage with the third party would be reasonably expected to be inconsistent with the applicable directors’ fiduciary duties under the applicable law, then the Company may engage in discussions and negotiations with, and provide information to, third parties that have delivered an Acquisition Proposal that does not result from a breach of the non-solicitation restrictions under the Merger Agreement.

Conditions of the Merger

(page 108)

The obligations of the Company and the Merger Corporation to consummate the Merger are subject to the satisfaction (or written waiver by the Company and the Merger Corporation, if permissible by law), at or prior to the Effective Time, of each of the following conditions:

•	the receipt of the Company Stockholder Approvals;

•

the absence of any law enacted, issued, promulgated, enforced or entered, whether in a temporary, preliminary or permanent manner, by any governmental authority that enjoins, restrains or otherwise prohibits or makes illegal the consummation of the Merger; and

•	the expiration or termination of any applicable waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act.

The obligations of the Merger Corporation to consummate the Merger are subject to the satisfaction (or waiver by the Merger Corporation (where permissible)), at or prior to the Effective Time, of the following additional conditions:

•	the accuracy of certain representations and warranties of the Company to the extent specified in the Merger Agreement, subject in certain instances to materiality or other qualifications;

•

the Company having performed or complied in all material respects with the covenants, agreements and obligations required to be performed or complied with by it under the Merger Agreement at or prior to the Effective Time;

•

no Material Adverse Effect (as defined in the section of this proxy statement entitled “The Merger Agreement — Representations and Warranties”) having occurred and been continuing since May 8, 2025; and

•

the receipt by the Merger Corporation of a certificate, dated as of the Closing Date, signed by an executive officer of the Company certifying that the closing conditions described in the first, second and third bullets above have been satisfied.

The obligations of the Company to consummate the Merger are subject to the satisfaction (or waiver by the Company (where permissible), at or prior to the Effective Time, of the following additional conditions:

•

the accuracy of representations and warranties of the Merger Corporation to the extent specified in the Merger Agreement as of the Closing Date, as if made at such time, except to the extent such representation or warranty expressly relates to a specific date (in which case on and as of such specific date), other than for such failures to be true and correct that would not, individually or in the aggregate, have a Merger Corporation Material Adverse Effect (as defined in the section of this proxy statement entitled “The Merger Agreement — Representations and Warranties”);

•

the Merger Corporation having performed or complied in all material respects with the covenants, agreements and obligations required to be performed or complied with by it under the Merger Agreement at or prior to the Effective Time; and

•

the receipt by the Company of a certificate signed by an executive officer of the Merger Corporation certifying that the closing conditions described in the first and second bullets above have been satisfied.

The consummation of the Merger and the Transactions is not conditioned upon the Merger Corporation’s receipt of financing. Each party to the Merger Agreement may waive any of the conditions to its obligations to consummate the Merger except where waiver is not permitted by law.

Termination of the Merger Agreement

(page 110)

The Merger Agreement may be terminated, and the Transactions abandoned, at any time prior to the Effective Time (subject to the conditions described below), by the mutual written consent of each of the Company (acting with the prior approval of the Special Committee) and the Merger Corporation.

Termination by Either the Company or the Merger Corporation

In addition, the Company (acting with the prior approval of the Special Committee), on the one hand, or the Merger Corporation, on the other hand, may terminate the Merger Agreement and abandon the Transactions at any time prior to the Effective Time if:

•

any governmental authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any law permanently restraining, enjoining, prohibiting or making illegal the consummation of the Merger and such law has become final and nonappealable;

•

the Effective Time has not occurred on or before December 8, 2025 (as such date may be extended by the mutual written consent of the Company (acting with the prior approval of the Special Committee) and the Merger Corporation, the “Outside Date”); provided that the right to terminate under such provision of the Merger Agreement is not available to a party if such party’s or its subsidiaries’ breach of any representations or warranties or failure to satisfy any agreements or covenants under the Merger Agreement has been the primary cause of, or has primarily resulted in, the failure of the Effective Time to occur on or before such date; or

•

the Company Stockholder Approvals are not obtained at the duly convened special meeting (including any adjournment or postponement thereof) at which a vote on the approval of the Merger Agreement was taken; provided that the Merger Corporation may not rely on this provision to terminate the Merger Agreement if any Continuing Stockholder has breached its obligations under the applicable Voting Agreement (as defined below) in a manner that primarily caused such failure to obtain the Company Stockholder Approvals in any material respect.

Termination by the Merger Corporation

The Merger Corporation may also terminate the Merger Agreement (by written notice to the Company) at any time prior to the Effective Time if:

•	the Board (acting upon the recommendation of the Special Committee) or the Special Committee has effected an Adverse Recommendation Change; or

•

there has been any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in the Merger Agreement, in either case which (i) would cause any of the conditions to the obligations of the Merger Corporation not to be satisfied and (ii) such breach or inaccuracy is not capable of being cured or, if curable, is not cured within the earlier of (A) 30 days after written notice thereof is given by the Merger Corporation to the Company and (B) one business day prior to the Outside Date; provided that the Merger Corporation is not then in material breach of the Merger Agreement.

Termination by the Company

The Company (acting with the prior approval of the Special Committee) may also terminate the Merger Agreement (by written notice to the Merger Corporation) at any time prior to the Effective Time if:

•	prior to the delivery of the Company Stockholder Approvals, the Board (acting upon the recommendation of the Special Committee) or the Special Committee determines to enter into an

Acquisition Agreement with respect to a Superior Proposal, provided that (i) prior to, or concurrently with, such termination the Company pays the Company Termination Fee (as defined below) and (ii) the Company substantially contemporaneously enters into such Acquisition Agreement; provided that the Company will not have the right to terminate if (x) the Company Stockholder Approvals have been obtained or (y) the Company has materially breached the non-solicitation provisions of the Merger Agreement;

•

there has been any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Merger Corporation set forth in the Merger Agreement, in either case which (i) would cause any of the conditions to the obligations of the Company not to be satisfied and (ii) such breach or inaccuracy is not capable of being cured or, if curable, is not cured by the earlier of (i) 30 days after written notice thereof is given by the Company to the Merger Corporation and (ii) one business day prior to the Outside Date; provided that the Company is not then in material breach of the Merger Agreement; or

•

(i) all of the Merger Corporation closing conditions have been and then are satisfied or, to the extent permitted by law, waived by the Merger Corporation (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing), (ii) on or after the date on which the closing of the Merger (the “Closing”) should have occurred pursuant to the Merger Agreement, the Company has irrevocably delivered written notice to the Merger Corporation to the effect that all of the Company closing conditions have been satisfied, or to the extent permitted by law, waived by the Company (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing) and the Company is prepared to consummate the Closing and (iii) the Merger Corporation fails to consummate the Closing within two business days after the delivery of the notice referenced in the preceding clause (ii).

Termination Fees

(page 111)

Under certain circumstances, if the Merger is not consummated, the Company may be obligated to pay to Merger Corporation a $39 million termination fee. Please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees” beginning on page 111.

The Parties to the Merger

(page 117)

TaskUs, Inc.

The Company is a Delaware corporation and provider of outsourced digital services and next-generation customer experience to the world’s most innovative companies, helping its clients represent, protect and grow their brands. Leveraging a cloud-based infrastructure, the Company serves clients in fast-growing sectors, including social media, e-commerce, gaming, streaming media, food delivery and ride-sharing, technology, financial services and healthcare. As of March 31, 2025, the Company had a worldwide headcount of approximately 61,400 people across 28 locations in 12 countries. The Company’s global, omnichannel delivery model is focused on providing its clients three key services — Digital Customer Experience, Trust + Safety, and Artificial Intelligence (“AI”) Services. The Company primarily generates revenue from non-voice, digital channels or omnichannel services which allow it to utilize resources efficiently, thereby driving higher profitability.

The Company was incorporated under the laws of Delaware on July 27, 2018, under the name TU TopCo, Inc. On December 14, 2020, the Company changed its name to TaskUs, Inc. The Company’s principal executive offices are located at 1650 Independence Drive, Suite 100 New Braunfels, Texas, and its telephone number is (888) 400-8275. Shares of Company Class A Common Stock are listed on Nasdaq under the trading symbol “TASK.”

Breeze Merger Corporation

The Merger Corporation is a Delaware corporation owned by the Continuing Stockholders. The Merger Corporation was formed solely for the purpose of entering into the Merger Agreement and related agreements and consummating the Transactions. The Merger Corporation has not conducted any business operations other than in connection with its formation and the Transactions and related agreements. Upon the consummation of the Transactions, the Surviving Company will be collectively owned, directly or indirectly, by (i) Continuing Stockholders and (ii) the other holders of Continuing Shares (if any).

The principal executive office of the Merger Corporation is located at c/o Blackstone Inc., 345 Park Avenue, New York, NY 10154 with a telephone number of (212) 583-5300.

The Special Meeting

(page 118)

Date, Time and Place

The Special Meeting of Company stockholders will be held in a virtual meeting format on [  ], 2025 at [  ], Central Time. Company stockholders may only attend the Special Meeting virtually. To access the Special Meeting, you should visit www.virtualshareholdermeeting.com/TASK2025SM. You will be required to enter a control number, included on your proxy card, voting instruction form or as you may otherwise receive, which will allow you to participate in the Special Meeting and vote your shares of common stock if you are a Company stockholder at the close of business on [  ], 2025 (the “Record Date”). Please see the section of this proxy statement entitled “The Special Meeting” for additional information on the Special Meeting, including how to vote your shares of Company Common Stock.

Record Date and Stockholders Entitled to Vote; Vote Required

(page 119)

Only Company stockholders of record at the close of business on [  ], 2025, the Record Date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. As of the close of business on the Record Date, there were [  ] shares of Company Class A Common Stock outstanding and entitled to vote and [  ] shares of Company Class B Common Stock outstanding and entitled to vote. Each share of Company Class A Common Stock held on the Record Date entitles the holder thereof to one vote on each of the proposals presented in this proxy statement. Each share of Company Class B Common Stock held on the Record Date entitles the holder thereof to 10 votes on each of the proposals presented in this proxy statement.

The approval of the proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”) requires the affirmative vote of (i) the holders of a majority of the outstanding voting power of the Company Common Stock entitled to vote on the Merger Agreement Proposal, voting together as a single class, (ii) the holders of a majority of the outstanding voting power of the Company Class A Common Stock entitled to vote on the Merger Agreement Proposal, voting as a separate class, (iii) the holders of a majority of the outstanding voting power of the Company Class B Common Stock entitled to vote on the Merger Agreement Proposal, voting as a separate class, and (iv) a majority of the votes cast by the Public Stockholders on the Merger Agreement Proposal (the

requisite votes described in the preceding clauses (i)-(iv), together, the “Company Stockholder Approvals”). As a result of the Continuing Stockholders’ power to vote, or direct the voting of, a majority of the outstanding shares of Company Class A Common Stock, all of the outstanding shares of Company Class B Common Stock and the Voting Agreements, pursuant to which each of the Continuing Stockholders have agreed to vote their shares in favor of the adoption of the Merger Agreement, the Company Stockholder Approvals, other than the “Majority of the Minority Vote” described in clause (iv) of the definition thereof, are effectively assured.

Under the Merger Agreement, the receipt of the Company Stockholder Approvals is a condition to the consummation of the Merger. The approval of the proposal to approve any adjournment of the Special Meeting, if a quorum is present and if necessary or appropriate, for the purpose of soliciting additional proxies if there are insufficient votes at the Special Meeting to adopt the Merger Agreement (the “Adjournment Proposal”) requires the affirmative vote of the holders of a majority of the voting power of the Company Common Stock present in person or represented by proxy and entitled to vote on the Adjournment Proposal. Note that you may vote to approve the Merger Agreement Proposal and vote not to approve the Adjournment Proposal and vice versa.

Voting by Company Directors, Executive Officers and Principal Securityholders

(page 123)

As of [  ], 2025, the directors and executive officers of the Company beneficially owned in the aggregate [  ] shares of Company Class B Common Stock, or approximately [  ]% of the outstanding shares of Company Class B Common Stock as of [  ], 2025. Except as described in the section of this proxy statement entitled “The Special Meeting — Voting by Company Directors, Executive Officers and Principal Securityholders,” none of the directors or executive officers is obligated to vote to approve the Merger Agreement Proposal, we currently expect that each of these individuals will vote all of his or her shares of Company Common Stock “FOR” each of the proposals to be presented at the Special Meeting.

The Voting Agreements

(page 115)

On May 8, 2025, in connection with executing the Merger Agreement, the Continuing Stockholders entered into separate voting agreements with the Company (collectively, the “Voting Agreements”). Under these Voting Agreements, and subject to the conditions therein, each Continuing Stockholder agreed to vote (or cause to be voted) or deliver (or cause to be delivered) any written consents with respect to, as applicable, all of the shares of Company Common Stock held by such Continuing Stockholder at the Special Meeting (and any adjournment or postponement thereof):

(i)

in favor of (a) the adoption of the Merger Agreement and the approval of the Merger and (b) any other matter in respect of which approval of the Company’s stockholders is expressly requested by the Board and is required in order to adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement;

(ii)

against any action, agreement or transaction that would reasonably be expected to (a) result in a breach of any covenant, representation or warranty or any other obligation or agreement of (x) the Company or the Merger Corporation contained in the Merger Agreement or (y) the Continuing Stockholders contained in the Voting Agreements, or (b) otherwise prevent, impede, frustrate or nullify any provision of the Merger Agreement; and

(iii)

against any Acquisition Proposal or other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to materially impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the Transactions (provided, that the foregoing shall not require the Continuing Stockholders to vote against any Acquisition Proposal or any other proposal made in opposition to the Merger Agreement, the Merger or the Transactions, if prior to such vote, the Company has terminated the Merger Agreement as a result of a Superior Proposal).

For more information, please see the section of this Proxy Statement entitled “The Voting Agreements” beginning on page 115.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to briefly address some commonly asked questions regarding the Special Meeting, the Merger and the Merger Agreement. These questions and answers may not address all questions that may be important to you. You should read the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:

On May 8, 2025, the Company entered into the Merger Agreement with the Merger Corporation. Pursuant to the terms of the Merger Agreement, the Merger Corporation will be merged with and into the Company, with the Company surviving the Merger. The Surviving Company will be collectively owned, directly or indirectly, by (i) the Continuing Stockholders and (ii) the other holders of Continuing Shares (if any).

You are receiving this proxy statement in connection with the solicitation of proxies by the Board in favor of the Merger Agreement Proposal and the other matters to be voted on at the Special Meeting described below under “— What proposals will be considered at the Special Meeting?”

Q:	As a holder of Company Common Stock, what will I receive in the Merger?

A:

If the Merger is consummated, at the Effective Time, each share of Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time (other than any Excluded Shares, any Continuing Shares and any Dissenting Shares) will be converted automatically into the right to receive an amount in cash equal to $16.50 per share, without interest and subject to any applicable withholding taxes required by law.

The receipt of cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Please see the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 78 for a more detailed description of the material U.S. federal income tax consequences of the Merger. You should consult your own tax advisor for a full understanding of how the Merger will affect your federal, state, local or non-U.S. taxes.

Q:	When and where is the Special Meeting of our stockholders?

A:

The Special Meeting of Company stockholders will be held in a virtual meeting format on [   ], 2025 at [   ], Central Time. Company stockholders may only attend the Special Meeting virtually. To access the Special Meeting, you should visit www.virtualshareholdermeeting.com/TASK2025SM. You will be required to enter a control number, included on your proxy card, voting instruction form or as you may otherwise receive, which will allow you to participate in the Special Meeting and vote your shares of common stock if you are a Company stockholder as of the Record Date. We encourage you to access the Special Meeting before the start time of [   ], Central Time. Please allow ample time to log into the audio webcast and test your computer systems.

Q:	Who is entitled to attend and vote at the Special Meeting?

A:

Only Company stockholders of record at the close of business on [   ], 2025, the Record Date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. As of the close of business on the Record Date, there were [   ] shares of Company Class A Common Stock outstanding and entitled to vote and [   ] shares of Company Class B Common Stock outstanding and entitled to vote. Each share of Company Class A Common Stock held on the Record Date entitles the holder thereof to one vote on each of the proposals presented in this proxy statement. Each share of Company Class B Common Stock held on the Record Date entitles the holder thereof to 10 votes on each of the proposals presented in this proxy statement.

If on [   ], 2025, you were a “record” holder of Company Common Stock (that is, if you held Company Common Stock in your own name in the stock register maintained by our transfer agent, Broadridge Financial Solutions, Inc. (“Broadridge”)), you are entitled to attend and vote at the Special Meeting or by proxy. Whether or not you intend to attend the Special Meeting, we encourage you to authorize a proxy to vote now, online, by phone or by proxy card to ensure that your vote is counted.

If on [   ], 2025, you were the beneficial owner of Company Common Stock held in “street name” (in other words, your Company Common Stock is held in the name of your bank, broker or other nominee), then these materials are being forwarded to you by that organization. You may direct your bank, broker or other nominee how to vote your Company Common Stock by following the voting instructions on the form provided by your bank, broker or other nominee. If you hold any Company Common Stock through your bank, broker or other nominee and your voting instruction form indicates that you may vote those shares through http://www.proxyvote.com website, you may access, participate in and vote at the Special Meeting with the 16-digit control number indicated on that voting instruction form. Otherwise, you should contact your bank, broker or other nominee at least five business days before the Special Meeting to obtain your 16-digit control number in order to be able to attend, participate in or vote at the Special Meeting.

For additional information on how to vote at the Special Meeting, please see the section of this proxy statement entitled “The Special Meeting — Voting Procedures.”

A complete list of the Company stockholders entitled to vote at the Special Meeting will be available for examination by any Company stockholder, for any purpose germane to the Special Meeting, at our corporate headquarters, 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132, during ordinary business hours for a period of 10 days before the Special Meeting and at the Special Meeting.

Q:	What proposals will be considered at the Special Meeting?

A:	At the Special Meeting, Company stockholders will be asked to consider and vote on the following proposals:

•	the Merger Agreement Proposal; and

•	the Adjournment Proposal.

Q:	What constitutes a quorum for purposes of the Special Meeting?

A:

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the combined voting power of all classes of the Company Common Stock issued and outstanding on the Record Date and entitled to vote at the Special Meeting will constitute a quorum. Based on their holdings of Company Common Stock as of the Record Date, the presence at the Special Meeting, in person or by proxy, of the Continuing Stockholders would constitute a quorum for the transaction of business at the Special Meeting, including the Merger Agreement Proposal and the Adjournment Proposal. Virtual attendance at the Special Meeting constitutes presence in person for quorum purposes at the Special Meeting. Proxies received but marked as withheld, abstentions or broker non-votes, if any, will be included in the calculation of the number of shares of Company Common Stock considered present at the Special Meeting for purposes of establishing a quorum. If a quorum is not present or represented at the Special Meeting of the Company stockholders, the Company stockholders holding a majority in voting power of the shares of Company Common Stock, present in person or represented by proxy and entitled to vote thereon, may adjourn the Special Meeting, without notice other than announcement at the Special Meeting, until a quorum is present or represented (provided that the Special Meeting may not be adjourned more than two times without the Merger Corporation’s prior written consent). If after the adjournment a new record date is fixed for the adjourned meeting, we will provide a notice of the adjourned meeting to each Company stockholder of record entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting, we expect that the Special Meeting will be postponed or adjourned to solicit additional proxies.

Q:	What vote of our stockholders is required to approve each of the proposals?

A:

The approval of the Merger Agreement Proposal requires the affirmative vote of (i) the holders of a majority of the outstanding voting power of the Company Common Stock entitled to vote on the Merger Agreement Proposal, voting together as a single class, (ii) the holders of a majority of the outstanding voting power of the Company Class A Common Stock entitled to vote on the Merger Agreement Proposal, voting as a separate class, (iii) the holders of a majority of the outstanding voting power of the Company Class B Common Stock entitled to vote on the Merger Agreement Proposal, voting as a separate class, and (iv) a majority of the votes cast by the Public Stockholders on the Merger Agreement Proposal. As a result of the Continuing Stockholders’ power to vote, or direct the voting of, a majority of the outstanding shares of Company Class A Common Stock, all of the outstanding shares of Company Class B Common Stock and the Voting Agreements, pursuant to which each of the Continuing Stockholders have agreed to vote their shares in favor of the adoption of the Merger Agreement, the Company Stockholder Approvals, other than the “Majority of the Minority Vote” described in clause (iv) of the definition thereof, are effectively assured. Under the Merger Agreement, the receipt of the Company Stockholder Approvals is a condition to the consummation of the Merger. Note that you may vote to approve the Merger Agreement Proposal and vote not to approve Adjournment Proposal and vice versa.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the Company Common Stock present in person or represented by proxy and entitled to vote on the Adjournment Proposal. The Company does not intend to call a vote on this proposal if the Merger Agreement Proposal is approved at the Special Meeting.

A broker “non-vote” occurs on a proposal when shares of Company Common Stock held of record by a broker are present or represented at the Special Meeting but the broker is not permitted to vote on that proposal without instruction from the beneficial owner of the shares of Company Common Stock and no instruction has been given. A broker has discretionary authority to vote street name on a routine matter, even if the broker does not receive voting instructions from the beneficial owners. The Company does not expect any broker non-votes at the Special Meeting because the rules applicable to banks, brokers and other nominees only provide banks, brokers and other nominees with discretionary authority to vote on proposals that are considered “routine,” whereas each of the proposals to be presented at the Special Meeting is considered “non-routine.” As a result, no bank, broker or other nominee will be permitted to vote your shares of Company Common Stock at the Special Meeting without receiving instructions.

Q:	What did the Special Committee determine and recommend to the Board?

A:

The Special Committee determined to recommend in favor of the Transactions and unanimously (i) determined the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable and in the best interests of the Company and its Public Stockholders, (ii) approved and declared advisable the Merger Agreement and the Transactions, including the Merger, (iii) determined the Merger Agreement and the Transactions are fair (as used in Item 1014(a) of Regulation M-A) to, and in the best interests of, the Unaffiliated Security Holders and (iv) recommended that the Board (a) approve the Merger Agreement and the Transactions, including the Merger, (b) recommend the adoption and approval of the Merger Agreement and the Transactions, including the Merger, to the stockholders of the Company and (c) approve the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein.

Q:	How do the Company’s directors and executive officers and the Continuing Stockholders intend to vote?

A:	As of [ ], 2025, the directors and executive officers of the Company beneficially owned in the aggregate [ ] shares of Company Common Stock, or approximately [ ]% of the outstanding shares of Company Common Stock as of [ ], 2025. Except as described below, none of the directors or executive officers is obligated to vote to approve the Merger Agreement Proposal, we currently expect that each of these individuals will vote all of his or her shares of Company Common Stock “FOR” each of the proposals to be presented at the Special Meeting.

On May 8, 2025, concurrently with the execution of the Merger Agreement, Blackstone, which, as of [   ], 2025, beneficially owned approximately [  ]% of the outstanding shares of Company Class A Common Stock and approximately [  ]% of the outstanding shares of Company Class B Common Stock, entered into a voting and support agreement with the Company, each attached as Annex B to this proxy statement (the “Blackstone Voting Agreement”). Pursuant to the Blackstone Voting Agreement and subject to the terms and conditions set forth therein, BCP FC Aggregator L.P. agreed to vote, or cause to be voted, at the Special Meeting all of the shares of Company Common Stock held by BCP FC Aggregator L.P. at that time in favor of the Merger Agreement Proposal and in favor of the Adjournment Proposal.

On May 8, 2025, concurrently with the execution of the Merger Agreement, the Company’s Co-Founder and Chief Executive Officer Bryce Maddock and certain of his affiliates who, as of [   ], 2025, beneficially owned approximately [  ]% of the outstanding shares of Company Class A Common Stock and approximately [  ]% of the outstanding shares of Company Class B Common Stock, entered into a voting and support agreement with the Company, attached as Annex C to this proxy statement (the “Maddock Voting Agreement”). Pursuant to the Maddock Voting Agreement and subject to the terms and conditions set forth therein, Bryce Maddock and certain of his affiliates agreed to vote, or cause to be voted, at the Special Meeting all of their shares of Company Common Stock at that time in favor of the Merger Agreement Proposal and in favor of the Adjournment Proposal.

On May 8, 2025, concurrently with the execution of the Merger Agreement, the Company’s Co-Founder and President Jaspar Weir and certain of his affiliates who, as of [   ], 2025, beneficially owned approximately [  ]% of the outstanding shares of Company Class A Common Stock and approximately [  ]% of the outstanding shares of Company Class B Common Stock, entered into a voting and support agreement with the Company, attached as Annex D to this proxy statement (the “Weir Voting Agreement”). Pursuant to the Weir Voting Agreement and subject to the terms and conditions set forth therein, Jaspar Weir and certain of his affiliates agreed to vote, or cause to be voted, at the Special Meeting all of their shares of Company Common Stock at that time in favor of the Merger Agreement Proposal and in favor of the Adjournment Proposal.

For more information, please see the section of this proxy statement entitled “The Voting Agreements” beginning at page 115.

Q:	How does the Board recommend that I vote?

A:

Acting upon the unanimous recommendation of the Special Committee, the Board, by unanimous vote of those directors present at a special meeting of the Board held on May 8, 2025 (excluding the Continuing Stockholder Directors, who did not participate), recommends that you vote “FOR” the Merger Agreement Proposal and “FOR” the Adjournment Proposal.

For a discussion of the factors that the Board considered in determining to recommend the approval of the Merger Agreement Proposal, please see the section of this proxy statement entitled “Special Factors — Reasons for the Merger” beginning on page 40.

In addition, in considering the recommendation of the Board with respect to the Merger Agreement, you should be aware that some of the Company’s directors and executive officers have interests that may be different from, or in addition to, the interests of the Company stockholders generally. Please see the section of this proxy statement entitled “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 75.

Q:	Do any of the Company’s directors or executive officers have any interests in the Merger that are different from, or in addition to, my interests as a Company stockholder?

A:

In considering the proposals to be voted on at the Special Meeting of Company stockholders, you should be aware that the Company’s directors and executive officers have financial interests in the Merger that may be different from, or in addition to, your interests as a Company stockholder. The Board was aware of and considered these interests in reaching the determination to approve the execution, delivery and performance by the Company of the Merger Agreement and to recommend that Company stockholders approve the Merger Agreement Proposal. The Company’s Co-Founder and Chief Executive Officer Bryce Maddock and Co-Founder and President Jaspar Weir, together with entities they control, are Continuing Stockholders and will remain controlling stockholders of the Company after the consummation of the Merger. These interests additionally include:

•

certain directors and executive officers hold outstanding Company Common Stock, Company Options, Company RSUs and Company PSUs that will either (i) be converted into a right to receive the Merger Consideration, subject to applicable tax withholding, or (ii) remain outstanding at the Effective Time, in each case, as described below;

•

all Company RSUs and Company PSUs granted in 2024 held by Mr. Maddock that will remain outstanding at the Effective Time will be amended, as of the Effective Time, to reflect certain termination protections and modifications of certain performance conditions;

•

the compensation received by the members of the Special Committee in an amount in cash equal to $100,000 per member in consideration of the time and effort required of the members of the Special Committee to, among other things, review, evaluate and negotiate (or oversee the negotiation of) the Merger Agreement and the Transactions, including the Merger and any other Potential Transaction; and

•

continued indemnification and insurance coverage under the Merger Agreement, the organizational documents of the Company and its subsidiaries and indemnification agreements the Company and any of its subsidiaries has entered into with each of its directors and executive officers.

These interests are described in more detail, and certain of them are quantified, in the section of this proxy statement entitled “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 75 of this proxy statement.

Q:	What will happen to outstanding Company equity awards in the Merger?

A:

Unless otherwise agreed between a holder of a Company equity award and the Merger Corporation, each Company equity award outstanding as of immediately prior to the Effective Time will be treated as follows:

•

each Company Option granted pursuant to a Company Stock Plan that is vested will be cancelled and converted into a right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the Merger Consideration, less the exercise price per share, multiplied by the number of shares of Company Common Stock subject to such Company Option. Such amount will be paid on the next payroll date that is at least five business days after the Effective Time.

•

each Company Option that is unvested will remain outstanding at the Effective Time without any cash payment or other consideration and will be subject to the same terms and conditions as were applicable to such Company Option immediately prior to the Effective Time (except for changes to terms rendered inoperative or no longer applicable due to the Company ceasing to be listed on Nasdaq or for such other administrative or ministerial changes).

•

notwithstanding the foregoing, any Company Option (whether vested or unvested) with an exercise price per share equal to or greater than the Merger Consideration will be cancelled for no consideration.

•

each award of (i) Company RSUs that is vested but unsettled, (ii) Company RSUs held by non-executive directors (whether vested or unvested) and (iii) Company PSUs for which the applicable performance period is completed in accordance with its terms but unsettled, in each case, will be cancelled and converted into a right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the number of shares underlying such award, multiplied by the Merger Consideration (with the number of shares underlying an award of Company PSUs determined based on actual performance). Such amount will be paid on the next payroll date that is at least five business days after the Effective Time.

•

each award of (i) Company RSUs that is unvested and (ii) Company PSUs for which the applicable performance period is not completed, in each case, will continue to remain outstanding at the Effective Time without any cash payment or other consideration and will be subject to the same terms and conditions as were applicable to such award immediately prior to the Effective Time (except for (i) amendments to the terms of certain Company RSUs and Company PSUs held by Mr. Maddock as further described below and (ii) changes to terms rendered inoperative or no longer applicable due to the Company ceasing to be listed on Nasdaq or for such other administrative or ministerial changes).

•

each award of Company RSUs and the award of Company PSUs granted in June 2024 held by Mr. Maddock that will continue to remain outstanding at the Effective Time pursuant to above will be amended, as of the Effective Time, to reflect certain termination protections and modifications of certain performance conditions.

For information about the Company equity awards and the amendments to certain Company RSUs and Company PSUs held by Mr. Maddock, see the section of this proxy statement entitled “Special Factors — Treatment of Company Equity Awards” beginning on page 75.

Q:	What will happen to the Company’s 2022 Employee Stock Purchase Plan (the “ESPP”)?

A:	As of the Effective Time, the ESPP will be terminated and no further awards or rights with respect to shares of Company Common Stock will be granted thereunder.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of Company Common Stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Company Common Stock is called a “proxy card.” You may follow the instructions on the proxy card to designate a proxy by telephone or by the Internet in the same manner as if you had signed, dated and returned a proxy card. [   ] and [   ], each with full power of substitution and re-substitution, have been designated as proxy holders for the Special Meeting by the Board.

Q:	What happens if I transfer my Company Common Stock before the Special Meeting?

A:

The Record Date for the Special Meeting is earlier than both the date of the Special Meeting and the consummation of the Merger. If you transferred your shares of Company Common Stock before the Record Date, you will not be entitled to vote at the Special Meeting. If you own Company Common Stock on the Record Date and transfer your shares of Company Common Stock after the Record Date but prior to the Special Meeting, you will, unless special arrangements are made, retain your right to vote such shares of Company Common Stock at the Special Meeting.

The right to receive the Merger Consideration, however, will pass to the person to whom you transferred your shares of Company Common Stock. Unless special arrangements are made, the person to whom you transfer your shares of Company Common Stock after the Record Date will not have a right to vote those shares at the Special Meeting. For more information, see “The Special Meeting” beginning on page 118.

Q:	How do I vote if I am a Company stockholder of record or hold my shares in “street name”?

A:	If you are a Company stockholder of record as of the Record Date, you may vote your shares of Company Common Stock on matters presented at the Special Meeting in any of the following ways:

•	by attending the Special Meeting virtually and casting your vote electronically;

•	by proxy (Company stockholders may vote in advance by authorizing a proxy for the Special Meeting by completing, signing, dating and mailing the enclosed proxy card in the envelope provided);

•	on the internet, by following the internet proxy instructions printed on the enclosed proxy card;

•	by telephone, using the telephone number printed on the enclosed proxy card; or

•	by mail, by marking the enclosed proxy card, dating and signing it, and returning it in the accompanying prepaid reply envelope.

If your shares of Company Common Stock are held in a stock brokerage account by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your bank, broker or other nominee that is considered the Company stockholder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares of Company Common Stock via the internet or by phone if the bank, broker or other nominee offers these options to you or by completing, dating, signing and returning a voting instruction form. Your bank, broker or other nominee will send you instructions on how to submit your voting instructions for your shares of Company Common Stock. To vote at the Special Meeting, which will have the same effect as revoking any previously submitted voting instructions, you will need your 16-digit control number as indicated on your voting instruction form. Otherwise, you should contact your bank, broker or other nominee at least five business days before the Special Meeting to obtain your 16-digit control number in order to be able to attend, participate in or vote at the Special Meeting. Please see “The Special Meeting — Attending the Special Meeting” beginning on page 118 for information on how to attend the Special Meeting.

For more detailed instructions on how to vote using one of these methods, please see the section of this proxy statement entitled “The Special Meeting — Voting Procedures” beginning on page 121.

Whether or not you plan to attend the Special Meeting, we urge you to vote now to ensure your vote is counted. You may still attend the Special Meeting and vote during the live webcast if you have already voted by proxy.

Q:	What will happen if I abstain from voting or fail to vote on any of the proposals?

A:

The approval of the Merger Agreement Proposal requires the Company Stockholder Approvals. The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the Company Common Stock present in person or represented by proxy and entitled to vote on the Adjournment Proposal. If you fail to authorize a proxy to vote your shares of Company Common Stock or to vote at the Special Meeting, or fail to instruct your broker, bank or other nominee on how to vote, it will have no effect on the Merger Agreement Proposal or Adjournment Proposal, assuming the Continuing Stockholders vote their shares in accordance with the Voting Agreements.

Q:	Can I change my vote after I have delivered my proxy?

A:	Yes. For Company stockholders of record, any time after you have submitted a proxy card and before the proxy card is exercised, you may revoke or change your vote in one of three ways:

•

you may submit a new proxy card bearing a later date (which automatically revokes the earlier proxy or voting instructions) in accordance with the instructions detailed in the section of this proxy statement entitled “The Special Meeting — Voting Procedures”;

•	you may submit a written notice of revocation to the Company’s General Counsel and Corporate Secretary at 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132; or

•	you may attend the Special Meeting and vote during the live webcast. Attendance at the Special Meeting will not, in itself, constitute revocation of a previously granted proxy.

Please note that if you want to revoke your proxy by sending a new proxy card or a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company prior to the Special Meeting.

If you hold your shares in “street name,” you will need to revoke or resubmit your proxy through your broker, bank or other nominee and in accordance with its procedures. If your broker, bank or other nominee allows you to submit a proxy via the internet or by telephone, you may be able to change your vote by submitting a new proxy via the internet or by telephone (or by mail). In order to attend the Special Meeting and vote during the webcast, which will have the same effect as revoking any previously submitted voting instructions, you will need your 16-digit control number as indicated on your voting instruction form. Otherwise, you should contact your bank, broker or other nominee at least five business days before the Special Meeting to obtain your 16-digit control number in order to be able to attend, participate in or vote at the Special Meeting. Please see “The Special Meeting — Attending the Special Meeting” beginning on page 118 for information on how to attend the Special Meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement or multiple proxy or voting instruction cards. For example, if, as of the Record Date, you hold your Company Common Stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold Company Common Stock. Please submit each proxy and voting instruction card that you receive in accordance with the instructions provided in this proxy statement to ensure that all of your shares of Company Common Stock are voted.

Q:	If I hold my Company Common Stock in certificated form, should I send in my stock certificates now?

A:

No. If you hold stock certificates representing shares of Company Common Stock, you should not send in such certificates at this time. If and when the Merger is consummated, each holder of Company Common Stock, who holds share certificates or book-entry shares not held through the Depository Trust Corporation (“DTC”) entitled to the Merger Consideration will receive a letter of transmittal and instructions advising such Company stockholder how to surrender its Company Common Stock in exchange for the Merger Consideration. You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal. For more information, please see the section of this proxy statement entitled “The Merger Agreement — Payment for Securities; Surrender of Certificates.”

Q:	Am I entitled to exercise appraisal rights instead of receiving the Merger Consideration for my Company Common Stock?

A:

Yes. Holders of record and beneficial owners of Company Common Stock are entitled to seek appraisal of their shares under Section 262 so long as they take certain actions and meet certain conditions, including that they do not vote (through virtual presence or by proxy) in favor of the Merger Agreement Proposal. For more information regarding appraisal rights, please see the section of this proxy statement entitled “Special Factors — Appraisal Rights” beginning on page 70. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights.

Q:	When is the Merger expected to be consummated?

A:

We currently expect to consummate the Merger in the second half of 2025, subject to receipt of the Company Stockholder Approvals and the required regulatory approvals and the satisfaction or waiver of the other conditions to the Merger set forth in the Merger Agreement.

Q:	What effect will the Merger have on the Company?

A:

If the Merger is consummated, the Merger Corporation will be merged with and into the Company, with the Company surviving the Merger. The Surviving Company will be collectively owned, directly or indirectly by (i) the Continuing Stockholders and (ii) the other holders of Continuing Shares (if any). If the Merger is consummated, there will be no further market for the shares of Company Class A Common Stock, and the Surviving Company will cause the shares of Company Class A Common Stock to be de-listed from Nasdaq and de-registered under the Exchange Act as promptly as practicable following the Effective Time, and, accordingly, the Company Class A Common Stock will no longer be publicly traded.

Q:	Is the closing of the Merger subject to any conditions?

A:

Yes. The obligations of each party to effect the Merger are subject to the satisfaction (or waiver, if permissible under applicable law), at or prior to the Effective Time, of certain conditions, including each of the following:

•	the receipt of the Company Stockholder Approvals;

•

the absence of any law enacted, issued, promulgated, enforced or entered, whether in a temporary, preliminary or permanent manner, by any governmental authority that enjoins, restrains or otherwise prohibits or makes illegal the consummation of the Merger; and

•	the expiration or termination of the waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act.

Each party’s obligation to effect the Merger is also subject to, among other things, the accuracy of certain representations and warranties of the other party, subject to certain materiality and other qualifications, and the compliance or performance by such other party in all material respects with its covenants and agreements required to be complied with or performed at or prior to the Effective Time.

In addition, the Merger Corporation’s obligations to effect the Merger are also subject to there not having occurred a Material Adverse Effect (as defined in the section of this proxy statement entitled “The Merger Agreement — Representations and Warranties” beginning on page 89) since May 8, 2025.

For more information, please see the section of this proxy statement entitled “The Merger Agreement — Conditions of the Merger” beginning on page 108.

Q:	What happens if the Merger is not consummated?

A:

In the event that the Company Stockholder Approvals are not obtained or if the Merger is not consummated for any other reason, the Company stockholders will not receive any payment for their shares of Company Common Stock in connection with the Merger. Instead, the Company will remain an independent public company, the Company Class A Common Stock will continue to be listed and traded on Nasdaq, the Company Common Stock will continue to be registered under the Exchange Act, the Company will continue to file periodic reports with the SEC and the Company stockholders will continue to own their shares of Company Common Stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Company Common Stock.

Under certain circumstances, if the Merger is not consummated, the Company may be obligated to pay to Merger Corporation a $39 million termination fee. Please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees” beginning on page 111.

Q:	What is householding and how does it affect me?

A:

The SEC adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more of the Company stockholders sharing the same address by delivering a single proxy statement addressed to those Company stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for Company stockholders and cost savings for companies.

A number of banks, brokers or other nominees with account holders who are Company stockholders may be “householding” proxy materials. A single copy of the proxy statement will be delivered to multiple Company stockholders sharing an address unless contrary instructions have been received from the affected Company stockholders. Once you have received notice from your bank, broker or other nominee that they will be “householding” communications to your address, such “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the proxy statement, please notify your bank, broker or other nominee and contact us by email at IR@taskus.com, by phone at (888) 400-8275, or in writing, c/o our General Counsel and Corporate Secretary, TaskUs, Inc., 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132.

Company stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their banks, brokers or other nominees. We will promptly deliver an additional copy of the proxy statement to any stockholder who so requests.

Q:	What do I need to do now?

A:

We urge you to read this proxy statement carefully, including its annexes and the documents referred to as incorporated by reference in this proxy statement, as well as the related Transaction Statement on Schedule 13E-3, including the exhibits thereto, filed with the SEC, and to consider how the Merger affects you. For more information, see “Where You Can Find Additional Information” beginning on page 146 of this proxy statement.

Even if you plan to attend the Special Meeting, after carefully reading and considering the information contained in this proxy statement, please submit your proxy promptly to ensure that your shares are represented at the Special Meeting of the Company stockholders.

If you are a stockholder of record, please submit your proxy for your shares:

•	on the Internet, by following the Internet proxy instructions printed on the enclosed proxy card;

•	by telephone, using the telephone number printed on the enclosed proxy card; or

•	by mail, by marking the enclosed proxy card, dating and signing it and returning it in the accompanying prepaid reply envelope.

If you decide to attend the Special Meeting and vote electronically, your vote at the Special Meeting will revoke any proxy previously submitted.

If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, please refer to the instructions provided by your broker, bank or other nominee to see which of the above choices are available to you in order to have your shares voted.

For more information, see “The Special Meeting” and “Where You Can Find Additional Information” beginning on pages 118 and 147, respectively.

Q:	Who can help answer my questions?

A:	If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact our proxy solicitation agent:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders may call toll-free: (877) 750-8240

Banks and brokers may call: (212) 750-5833

SPECIAL FACTORS

Overview

The Company is seeking the adoption by the holders of Company Common Stock of the Merger Agreement that the Company entered into on May 8, 2025 with the Merger Corporation. Under the terms of the Merger Agreement, subject to the satisfaction or (if permissible under applicable law) waiver of specified conditions, the Merger Corporation will be merged with and into the Company, with the Company surviving the Merger. The Surviving Company will be collectively owned, directly or indirectly by (i) the Continuing Stockholders and (ii) the other holders of Continuing Shares (if any). The Board, by unanimous vote of those directors present at a special meeting of the Board held on May 8, 2025 (excluding the Continuing Stockholders Directors, who did not participate), has approved and declared advisable the Merger Agreement and the Transactions, including the Merger, and recommends that Company stockholders vote to adopt the Merger Agreement.

Background of the Merger

TaskUs Holdings, Inc. (“TaskUs Holdings”) was founded in 2008 by Bryce Maddock and Jaspar Weir (each, a “Founder”, and together, the “Co-Founders”), originally as a virtual assistant service platform for startup businesses. Over time, TaskUs Holdings expanded its service offerings to address other critical business functions and entered the business process outsourcing (“BPO”) market. In 2018, BCP FC Aggregator L.P., an affiliate of Blackstone Inc. (such affiliate, together with Blackstone Inc. and its affiliates are referred to herein as “Blackstone”), formed the Company in order to effect an acquisition of the business of TaskUs Holdings.

On June 15, 2021, the Company completed its initial public offering (“IPO”), issuing approximately 15.2 million shares of its Company Class A Common Stock at a price of $23.00 per share. Since the IPO, the stock price of the Company Class A Common Stock experienced significant volatility and declined 54% from the closing price on the first trading day after the IPO to the signing of the Merger Agreement on May 8, 2025.

Following the IPO, Blackstone and the Co-Founders (together, the “Buyer Group”) collectively held approximately 1% of the outstanding shares and total voting power of the Company Class A Common Stock and 100% of the outstanding shares and total voting power of the Company Class B Common Stock, which represented approximately 72% of the outstanding shares of the Company Common Stock and approximately 96% of the total voting power of the Company Common Stock. From that time through the signing of the Merger Agreement, the Buyer Group has maintained control of approximately 96% to 98% of the total voting interests in the Company, and the Company has, since the IPO, been a “controlled company” within the meaning of Nasdaq rules.

In connection with the IPO, the Company entered into a Stockholders Agreement with each member of the Buyer Group and certain of their affiliates (the “Stockholders Agreement”) pursuant to which, among other things, (i) Blackstone and the Co-Founders have the right to designate a certain number of nominees for election to the Board so long as each of Blackstone and the Co-Founders does not sell below, or beneficially owns (directly or indirectly), as applicable, a specified percentage of the total voting power of the Company Common Stock; (ii) Blackstone and at least one of the Co-Founders must approve in advance certain corporate actions for so long as Blackstone and the Co-Founders and their affiliates, respectively, own at least 5% of the shares of the Company Common Stock entitled to vote generally in the election of the directors and are entitled to designate at least one director pursuant to the Stockholders Agreement; and (iii) the parties thereto are bound to certain confidentiality obligations with respect to Company information.

Since the IPO, the Board and Company management have, from time to time and in concert with financial and legal advisors, evaluated the Company’s performance and operations, financial condition and opportunities and growth prospects in light of current business and economic conditions, as well as overall trends in the market, across a range of scenarios and potential future developments in the industries in which it operates and have considered a range of recapitalization transactions, including dividends and share repurchases. In addition, representatives of other companies and their financial and legal advisors in, or interested in, the BPO industry have from time to time had discussions with representatives of the Company and its financial and legal advisors, and the Board and Company management have also evaluated potential strategic alternatives, including potential commercial arrangements and merger and acquisition transactions, involving other companies in, or interested in, the BPO industry.

The Board and Company management have noted that the rapid advancement and widespread adoption of AI technologies have introduced significant uncertainties in the BPO industry, including with respect to the long-term demand for certain of the Company’s and its competitors’ service offerings. In addition, some of the Company’s clients have started to implement AI solutions, and the Board and Company management believe that continued advancements in AI may reduce demand for services provided by the BPO industry, including for certain of the Company’s service offerings, potentially resulting in decreased client spending. In addition to these technological shifts, the Board and Company management believe that the Company’s business faces competition from other firms that are developing and deploying their own AI and generative AI products, which could adversely impact the Company’s competitive position and market price.

On April 22, 2024, Mr. Maddock spoke with the Specified Directors and informed them that the Buyer Group was considering whether to explore a potential take-private acquisition of the Company.

In response to this expression of interest from the Buyer Group, members of the Board (excluding the Continuing Stockholder Directors) and Company management discussed the potential formation of a special committee of independent and disinterested directors to, among other things, review, evaluate and negotiate (or oversee the negotiation of) a Potential Transaction, as well as the fact that any such special committee would need to engage its own counsel. The Company’s independent directors subsequently contacted Cravath, Swaine & Moore LLP (“Cravath”) to discuss the possibility of Cravath acting as legal advisor to any special committee that might be formed in connection with a Potential Transaction.

On April 24, 2024, four of the Company’s independent directors—Michelle Gonzalez, Jacqueline Reses, Kelly Tuminelli (together with Ms. Gonzalez and Ms. Reses, the “Specified Directors”) and Jill Greenthal (the Company’s Lead Independent Director)—and Claudia Walsh (the Company’s General Counsel and Secretary) held a meeting via videoconference with representatives of Cravath to discuss and consider certain organizational and other matters related to a Potential Transaction. At this meeting, representatives of Cravath reviewed with the Specified Directors, Ms. Greenthal and Ms. Walsh various legal matters, including the purpose of a special committee and related provisions of Delaware law (including in the context of a potential “going private” transaction with a controlling stockholder), the concepts of independence and disinterestedness under Delaware law and the possibility of conditioning a Potential Transaction on the affirmative vote of a majority of the minority stockholders (a “Majority of the Minority Vote”). The participants also discussed the potential composition of the special committee, including the importance of the committee members being independent from the Buyer Group and disinterested with respect to a Potential Transaction. During this discussion, each of the Specified Directors indicated that they would be willing to serve on a special committee in connection with a Potential Transaction. Next, representatives of Cravath and the Specified Directors discussed the potential engagement of an independent financial advisor by any such special committee. The Specified Directors, with input from the representatives of Cravath, discussed and considered several potential independent financial advisors, including, among others, Evercore. Following this discussion, Ms. Greenthal and Ms. Walsh left the meeting, and the Specified Directors discussed certain matters with the representatives of Cravath, including potential timelines and processes for negotiating a Potential Transaction. Representatives of Cravath also discussed with the Specified Directors Cravath’s current and recent relationships with Blackstone (including its portfolio companies) (which the Specified Directors determined did not impact Cravath’s independence in its capacity as the independent legal advisor to a special committee with respect to a Potential Transaction), and the fact that it had no prior or existing relationships with the Company, Mr. Maddock or Mr. Weir.

After the meeting with Cravath, the Specified Directors made a preliminary decision to engage Cravath as their legal counsel and as legal counsel to any special committee composed of the Specified Directors in connection with a Potential Transaction in light of, among other things, Cravath’s qualifications and experience in representing special committees in similar contexts, as well as its limited engagements with Blackstone (including its portfolio companies) and absence of any engagements with the Company, Mr. Maddock or Mr. Weir. Over the subsequent weeks, the Specified Directors and Cravath continued to discuss with the Company finalizing the formation of a special committee and matters incidental thereto.

In the weeks that followed, the Specified Directors, together with Cravath, continued to discuss the possible formation, mandate and authority of a special committee of independent and disinterested directors in connection with a Potential Transaction. Also during this time, the Specified Directors met with representatives of several financial advisory firms (including Evercore) regarding a potential engagement as independent financial advisor to a possible special committee.

On May 13, 2024, representatives of Evercore provided to the Specified Directors (via Cravath) written disclosures of relationships between Evercore and its affiliates, on the one hand, and Blackstone (including its portfolio companies) and the Company, on the other hand, which disclosures were consistent with the oral disclosures previously provided to the Specified Directors.

Later on May 13, 2024, the Specified Directors made a preliminary decision to engage Evercore as independent financial advisor to any special committee composed of Specified Directors that may be formed by the Board in connection with a Potential Transaction with the Buyer Group in light of, among other things, its qualifications and experience in advising special committees in similar contexts and its limited engagements with Blackstone (including its portfolio companies) and absence of engagements with the Company, Mr. Maddock or Mr. Weir.

On or about May 20, 2024, the Buyer Group notified the Specified Directors and Ms. Greenthal that it was no longer exploring a potential take-private acquisition of the Company.

In early July 2024, a representative of a private equity fund, referred to herein as “Party A,” contacted Company management to initiate preliminary discussions regarding a potential acquisition of the Company. On August 16, 2024, representatives of Party A met via videoconference with senior executives of the Company, during which Party A expressed interest in exploring a take-private transaction. In late August 2024, Party A informed Company management that it had decided not to pursue a transaction at that time and indicated that concerns regarding potential AI-related risks to the business contributed to its decision not to proceed. The discussions did not advance beyond preliminary discussions at that time and no offer or valuation was proposed.

On September 23, 2024, a representative of one of the Company’s competitors, referred to herein as “Party B,” met via videoconference with members of Company management and expressed an interest in conducting a preliminary due diligence investigation of the Company. The following day, on September 24, 2024, the Company and Party B executed a non-disclosure agreement to facilitate the exchange of confidential information. The confidentiality agreement did not contain “standstill” provisions or “don’t ask don’t waive” provisions.

On October 21, 2024 senior executives of the Company and Party B participated in an in-person management presentation, during which the parties engaged in various discussions regarding the Company, its business, operations, activities and financial information. In late October 2024, a representative of Party B informed a representative of the Company that, after further deliberation, Party B had decided not to pursue a strategic transaction with the Company. The discussions did not advance beyond preliminary discussions at that time and no offer or valuation was proposed.

From this time until March 12, 2025, the Company continued its normal operations. Also during this period, the Board and Company management regularly discussed advances in AI and the potential implications of AI on the Company and its business.

On March 12, 2025, Mr. Maddock spoke with the Specified Directors and informed them that the Buyer Group would be submitting a proposal for a take-private acquisition of the Company.

Later on March 12, 2025, the Board received an offer letter from the Buyer Group, which included a non-binding preliminary proposal (the “March 12 Proposal”) to acquire all of the outstanding shares of the Company Class A Common Stock not already owned by it for cash consideration of $16.00 per share of Company Class A Common Stock. The Buyer Group conditioned the March 12 Proposal upon (among other things) (i) the approval of a special committee of the Board and (ii) the approval of the Company’s disinterested stockholders, and noted that they would not move forward with their proposal unless those procedures and conditions were satisfied. The March 12 Proposal also stated that at the time of its delivery, the Buyer Group was only interested in acquiring the shares of the Company that its members did not currently own. The closing price of Company Class A Common Stock on March 12, 2025 was $13.14 per share.

On March 13, 2025, the Specified Directors held a meeting via videoconference, with representatives of Cravath and Evercore in attendance, to discuss and consider certain organizational and other matters related to a Potential Transaction. At the meeting, the representatives of Cravath discussed with the Specified Directors the details of a Potential Transaction as reflected in the March 12 Proposal, including that the March 12 Proposal was conditioned on the approval of a special committee and the approval of the Company’s disinterested stockholders. The representatives of Evercore and Cravath also discussed with the Specified Directors that, while the Buyer Group had stated in the March 12 Proposal that it was only interested in acquiring the shares of the Company that its members did not currently own, it was important to confirm with the Buyer Group whether its members would consider potential alternative opportunities involving a sale of Company securities by the Buyer Group to a third party or entertaining bids for assets held by the Company. The representatives of Cravath also discussed with the Specified Directors various legal matters, including the possible formation, mandate and authority of a special committee of independent and disinterested directors in connection with a Potential Transaction. The representatives of Cravath and Evercore also discussed providing Evercore with sufficient time to complete its due diligence and financial analysis of the Company and its business, and to prepare and present to any special committee a preliminary financial analysis of the Company and its business, before such special committee responded to the March 12 Proposal.

On March 16, 2025, representatives of Evercore provided to the Specified Directors (via Cravath) updated written disclosures of relationships between Evercore and its affiliates, on the one hand, and Blackstone (including its portfolio companies) and the Company, on the other hand, as more fully described in the section of this proxy statement entitled “— Opinion of Evercore” below.

On March 17, 2025, members of Company management met via videoconference with representatives of Cravath and Evercore. During the meeting, the parties discussed the expected timeline for a Potential Transaction, the scope and objectives of Evercore’s due diligence investigation of the Company and other considerations related to the transaction process.

At the direction of the Specified Directors, on March 19, 2025, representatives of Evercore met with representatives of the Buyer Group and Simpson Thacher & Bartlett LLP (“Simpson Thacher”), legal counsel to the Buyer Group, via videoconference regarding the March 12 Proposal. During the meeting, Blackstone stated that it would not consider potential alternative opportunities involving a sale of Company securities by Blackstone to a third party or entertaining bids for assets held by the Company. In addition, Mr. Maddock stated that he and Mr. Weir were only interested in working with Blackstone and were not open to working with an alternative financial sponsor.

On March 20, 2025, the Board unanimously adopted resolutions (the “Formation Resolutions”) to establish a special committee composed solely of the Specified Directors (the “Special Committee”), each of whom the Board had determined to be independent (under Delaware law) from the Buyer Group and independent and disinterested with respect to a Potential Transaction. The Board delegated to the Special Committee the authority to, among other things, review and evaluate a Potential Transaction and, if the Special Committee deems appropriate, recommend to the Board that the Board approve any Potential Transaction and direct the Company to enter into definitive documents and agreements with respect to any Potential Transaction. The Board also resolved that it would not approve a Potential Transaction without a prior favorable recommendation of the Special Committee. On May 8, 2025, the Board supplemented the Formation Resolutions by unanimously adopting resolutions by written consent to (i) confirm its determination that the members of the Special Committee are independent and disinterested with respect to any Potential Transaction and (ii) to clarify and confirm the powers and authority of the Special Committee, including that the Board delegated to the Special Committee the exclusive power and authority to (a) negotiate (or oversee the negotiation of) and (b) approve (or recommend for approval) any Potential Transaction, which power includes the power to reject any Potential Transaction, each in accordance with the recently enacted amendments to Section 144 of the DGCL.

On March 20, 2025, the Special Committee held a meeting via videoconference with representatives of Evercore and Cravath in attendance. Representatives of Evercore provided an update on the discussion Evercore had held with representatives of the Buyer Group on March 19, 2025 regarding the March 12 Proposal. Representatives of Cravath then noted that Evercore had provided to the Special Committee disclosures related to current or former relationships with the Company and Blackstone (including its portfolio companies) (which the Special Committee determined did not impact Evercore’s independence in its capacity as the Special Committee’s independent financial advisor). Following this discussion, representatives of Evercore left the meeting, and representatives of Cravath discussed certain legal matters with the Special Committee. Representatives of Cravath also discussed with the Special Committee Cravath’s current and recent relationships with Blackstone (including its portfolio companies) (which the Special Committee determined did not impact Cravath’s independence in its capacity as the Special Committee’s independent legal advisor), noting, among other things, that (i) since 2022, Cravath had provided services to Blackstone (including its portfolio companies) on matters unrelated to the Potential Transaction and, since 2022, had received fees in an aggregate amount of approximately $20 million for such work, and was concurrently providing services on litigation and transaction matters unrelated to the Potential Transaction, and (ii) Cravath had not provided any services to, or received any fees from, the Company, Mr. Maddock or Mr. Weir. The Specified Directors subsequently formally engaged Cravath to represent them and the Special Committee in connection with the Potential Transaction.

On March 21, 2025, representatives of Evercore sent an initial diligence information request list to Company management and requested a meeting with Company management. Later on March 21, 2025 and on March 27, 2025, Company management met with representatives of Evercore via videoconference to review information required for Evercore to perform its due diligence evaluation of the Company and its financial condition.

On March 24, 2025, the Company and Evercore executed a non-disclosure agreement to facilitate the exchange of confidential information.

On March 26, 2025, representatives of Evercore were provided access to the electronic data room, which was subsequently populated with certain information and materials regarding the Company’s business, operations, financial condition and other pertinent due diligence information.

Beginning on March 27, 2025 and until the announcement of the Transactions, Company management provided the Special Committee and Evercore with various financial information, including the Management Projections and Financial Forecasts as described below. For a more detailed discussion of the Management Projections and the Financial Forecasts, see the section entitled “— Certain Financial Forecasts” below.

On March 31, 2025, representatives of Evercore met with representatives of the Buyer Group and representatives of Company management for a due diligence session to review, among other things, the history of the Company, the assumptions underlying the Management Projections and annual budgeting process and key client relationships. A representative of Cravath was also in attendance. At this meeting, representatives of the

Buyer Group explained that, in light of the potential impact of AI on the Company and the BPO industry, if the Buyer Group were to take the Company private, its intended strategy would be to focus on incorporating AI into the Company’s operations, which the Buyer Group anticipated might result in a short- and medium-term decrease in revenue and increase in capital and operating expenditures of the Company. The Buyer Group also expressed that they did not believe it was possible to successfully pursue this strategy as a public company in light of, among other things, this expected decrease in revenue and increase in capital and operating expenditures.

On April 4, 2025, representatives of Company management provided Evercore with two sets of management projections for fiscal year 2025 through fiscal year 2028 based on the following scenarios: (i) the Company’s management projections (which are referred to as the “Case A Projections”) that assumed no impact on the Company or its business from advancements in, and increasing adoption by the Company’s clients and potential clients of, AI, and (ii) the Company’s management projections (which are referred to as the “Case B Projections”) that assumed a potentially adverse impact on the Company and the Company’s business from advancements in, and increasing adoption by the Company’s clients and potential clients of, AI (and assumed no material increase in the Company’s investments in AI).

On April 8, 2025, the Special Committee held a meeting via videoconference with representatives of Evercore and Cravath in attendance. Representatives of Evercore provided the Special Committee with an update regarding Evercore’s ongoing due diligence investigation of the Company and analysis of its business and the Case A Projections and the Case B Projections. Among the matters discussed were (i) the fact that Company management had not been requested, prior to discussions with the Buyer Group, to prepare, and had not prepared, a set of projections that reflected the strategy that the Buyer Group had expressed that it intended to pursue if the Company was taken private; (ii) the Special Committee’s belief that any such set of projections would have limited usefulness, given (a) the inherent difficulty in predicting the timing and manner in which AI will impact the Company and (b) the fact that such projections would be prepared in the context of ongoing negotiations regarding a Potential Transaction; (iii) the fact that the Buyer Group had expressed that it did not believe that it was possible to pursue such strategy as a public company in light of, among other things, the expected short- and medium-term decrease in revenue and increase in capital and operating expenditures of the Company that was expected to result from such pursuit; and (iv) the Special Committee’s view that such a belief was reasonable.

Between April 10 and April 16, 2025, representatives of Evercore met with representatives of Company management to discuss and confirm various items related to the Financial Forecasts. During this period, with assistance from Evercore, Company management prepared two sets of fiscal year 2029 and perpetuity extrapolations for the Case A Projections—one that assumed no impact from developments in AI during the extrapolated years (the “Base Extrapolations”) and one that assumed a potentially adverse impact from developments in AI during the extrapolated years (the “Alternative Extrapolations”).

On April 18, 2025, the Special Committee held a meeting via videoconference with representatives of Evercore and Cravath in attendance. Representatives of Evercore reviewed with the Special Committee the Financial Forecasts and presented its preliminary valuation analysis of the Company and its business, including how the $16.00 consideration proposed in the March 12 Proposal compared to the various valuation metrics presented. For more information regarding Evercore’s final valuation analyses, which were presented to the Special Committee on May 8, 2025, see the section of this proxy statement entitled “—Opinion of Evercore” below. The Special Committee, with input from the representatives of Evercore and of Cravath, then considered various additional factors relevant to whether to make a counterproposal to the March 12 Proposal and the amount of any such counterproposal, including (i) the market decline since the March 12 Proposal was received and the fact that the share price of Company Class A Common Stock had declined since the March 12 Proposal, (ii) the fact that the Special Committee believed that the potential impact of developments in AI on the Company presents meaningful uncertainties and operational challenges to the Company’s going forward as a public company, including the potential risks and uncertainties associated with the impact of advancements in AI and increased adoption of AI by the Company’s competitors, customers and potential customers on the Company and its business and (iii) the potential for continued volatility in the stock price (in both directions) and the possibility that the Buyer Group might withdraw the March 12 Proposal (either by offering a price below $16.00 or withdrawing a proposal altogether) if the market declined further or volatility continued. Following discussion, the Special Committee believed that a Potential Transaction, if consummated at the right price, would be in the best interests of the Company’s minority stockholders and therefore wished to provide a counteroffer that would not risk precipitating a withdrawal of the proposal by the Buyer Group. Following the review and additional discussion, the Special Committee directed representatives of Evercore to communicate to the Buyer Group that the Special Committee was willing to proceed with the Potential Transaction for $16.75 in cash consideration per share of Company Class A Common Stock not owned by the Buyer Group.

On April 21, 2025, the representatives of Evercore, at the direction of the Special Committee, met with representatives of the Buyer Group via videoconference and presented the Buyer Group with a counter proposal of $16.75 in cash consideration per share of Company Class A Common Stock not owned by the Buyer Group (the “April 21 Counter Proposal”). The closing price of Company Class A Common Stock on April 21, 2025 was $12.80 per share.

On April 22, 2025, representatives of Evercore met with representatives of Company management via videoconference to discuss the preliminary financial results for the first quarter of 2025. During this meeting Company management informed Evercore that the preliminary first quarter earnings results would slightly exceed analyst top- and bottom-line expectations, which was consistent with the Company’s earnings history.

Later on April 22, 2025, representatives of the Buyer Group presented to representatives of Evercore, in response to the April 21 Counter Proposal, a revised offer of $16.25 in cash consideration per share of Company Class A Common Stock not owned by the Buyer Group (the “April 22 Proposal”). The Buyer Group also told representatives of Evercore (i) that the Buyer Group would like to announce the Potential Transaction by May 8, 2025, which was the planned date for the Company to publicize its earnings results for the first quarter of 2025 and (ii) that Simpson Thacher was preparing a draft of the Merger Agreement. The closing price of Company Class A Common Stock on April 22, 2025 was $13.08 per share.

Later on April 22, 2025, the Special Committee held a meeting via videoconference, with representatives of Evercore and Cravath in attendance, to discuss the call held earlier that day among representatives of Evercore and the Buyer Group. Among the matters discussed were (i) how the $16.25 consideration proposed in the April 22 Proposal compared to the various valuation metrics presented by representatives of Evercore to the Special Committee at the Special Committee’s April 18, 2025 meeting, (ii) recent market conditions, including stock and foreign exchange rate volatility, and the possibility that the Company’s stock price could decline if such conditions continued or worsened, (iii) the potential effect of such market conditions or a decline in the Company’s stock price on the Buyer Group’s willingness to pursue a transaction at or above the $16.25 offer and (iv) the potential pros and cons of announcing the Potential Transaction by May 8, 2025, including in light of market conditions and the risk that news of the potential transaction could leak, as well as the feasibility of announcing the Potential Transaction by such date. Following the discussion, the Special Committee directed representatives of Evercore to (a) present a counteroffer to the Buyer Group of $16.50 per share of Company Class A Common Stock not owned by the Buyer Group and (b) communicate to the Buyer Group that, if the Buyer Group agreed to that price, the Special Committee was supportive of moving towards announcing the Potential Transaction by May 8, 2025, subject to reaching agreement on other transaction terms (including those related to transaction certainty) by that date.

On April 23, 2025, representatives of Evercore met with representatives of the Buyer Group via videoconference and, at the direction of the Special Committee, presented the revised counteroffer of $16.50 per share of Company Class A Common Stock not owned by the Buyer Group and communicated that, if the Buyer Group agreed to that price, the Special Committee was supportive of moving towards announcing the Potential Transaction by May 8, 2025, subject to agreement on other transaction terms (including those related to transaction certainty). Representatives of the Buyer Group indicated that they would need to consider and discuss the proposal.

Later on April 23, 2025, representatives of the Buyer Group responded to the representatives of Evercore that they would agree to the proposed price term, subject to agreement on other transaction terms. The closing price of Company Class A Common Stock on April 23, 2025 was $13.13 per share.

On April 24, 2025, the Special Committee held a meeting via videoconference with representatives of Evercore and Cravath in attendance. Representatives of Evercore described a meeting they had with Company management to review the preliminary first quarter 2025 financial results, and representatives of Evercore and the Special Committee discussed, among other things, (i) that the preliminary first quarter results did not change the Special Committee’s perspective on the value of the Company or the Special Committee’s view that a transaction at $16.50 per share of Company Class A Common Stock was in the best interests of the Company’s minority stockholders and (ii) the pros and cons of announcing a deal before earnings results were released, with the Special Committee determining it was still appropriate to potentially announce the Potential Transaction prior to the earnings date, particularly in light of recent volatility in the market. Representatives of Evercore next reviewed with the Special Committee the Management Projections and the Financial Forecasts, including the Base Extrapolations and the Alternative Extrapolations. After discussion, the Special Committee instructed Evercore to use the Case A Forecasts for purposes of completing its fairness analysis, which were the projections that would result in the highest implied price for shares of Company Class A Common Stock out of the various projections included in the Financial Forecasts and therefore posed a higher bar for a fairness analysis.

On April 24, 2025, Simpson Thacher delivered to Cravath an initial draft of the Merger Agreement. The draft Merger Agreement contemplated, among other things: (i) that the aggregate Merger Consideration would be financed through cash held by the Company at closing and availability under the Company’s existing revolving credit facility in addition to commitments by debt financing sources to provide an incremental term loan under the Company’s existing credit facility; (ii) closing of the Potential Transaction would be conditioned on the receipt of a Majority of the Minority Vote; (iii) no voting and support agreements that would, among other things, obligate the Buyer Group to vote in favor of the transaction; (iv) a termination fee equal to a to-be-negotiated percentage of the equity value of the Company implied by the transaction value, to be paid by the Company under certain specified circumstances, including (x) in connection with a change of recommendation by the Board (acting upon the recommendation of the Special Committee) or the Special Committee and (y) if (a) the Merger Agreement is terminated under certain circumstances, (b) prior to such termination, a third party made a proposal to acquire 50% or more of the Company’s consolidated assets, revenue or net income or voting power or Company or subsidiary securities and (c) within 12 months after such termination, the Company enters into or consummates any such proposal (whether or not it was the same proposal referenced in clause (b)) (the “Tail Fee”); (v) a reimbursement of the Buyer Group’s transaction expenses (capped at 1% of the transaction equity value) if the transaction is terminated by either party due to a failure to obtain the Company Stockholder Approvals at the stockholder meeting (the “No Vote Expense Reimbursement”); (vi) a “no-shop” provision applying as of the date of execution; and (vii) the ability of the Board (acting upon recommendation of the Special Committee) or the Special Committee to change its recommendation to Company stockholders with respect to approval of the Merger Agreement in the event the Company receives an alternative acquisition proposal that the Board (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith is a superior proposal, or in the event of a conflict with its fiduciary duties upon the occurrence of a material event or development that was not known to, or reasonably foreseeable by, the Board prior to the date of the Merger Agreement, and which is not related to an alternative acquisition proposal.

Also on April 24, 2025, the Special Committee and the Company executed an engagement letter with Evercore with respect to Evercore’s engagement as financial advisor to the Special Committee.

From April 24, 2025 until the signing of the definitive transaction agreements, the Buyer Group and its representatives (including Simpson Thacher), on the one hand, and the Special Committee and its advisors (including Evercore and Cravath) and the Company, on the other hand, negotiated the terms of the Merger Agreement. For a summary of the final terms of the Merger Agreement, see the section of this proxy statement entitled “The Merger Agreement” beginning on page 83.

On April 27, 2025, the Special Committee held a meeting via videoconference with representatives of Cravath and representatives of Evercore in attendance. Representatives of Cravath discussed the Buyer Group’s April 24, 2025 draft of the Merger Agreement with the Special Committee, including (i) the proposal to finance the transaction with cash on hand and draws from the existing revolving facility (including an incremental commitment to the existing facility), in lieu of obtaining committed financing for the aggregate purchase price, (ii) termination rights and termination fees, (iii) deal protection provisions and (iv) other representations, warranties, covenants and provisions. After discussion, the Special Committee directed Cravath to prepare and send to Simpson Thacher a list of certain principal “threshold” issues in the draft, including the requirement that the buyers have fully committed financing (or a financing plan that provided an equivalent level of transaction certainty).

Later on April 27, 2025, Cravath sent Simpson Thacher an issues list (the “April 27 Issues List”) identifying certain principal “threshold” issues in the draft, as directed by the Special Committee, including, among others: (i) that the draft did not provide for fully committed financing (or a financing plan that provided an equivalent level of transaction certainty) for the Merger Consideration, (ii) that the draft did not contemplate the execution by members of the Buyer Group of voting and support agreements that would, among other things, obligate the Buyer Group to vote in favor of the transaction; (iii) that the Transactions should be conditioned upon a separate “class vote” by each class of Company Common Stock, voting separately; (iv) that actions taken (or not taken) by the Buyer Group were treated as breaches under the Merger Agreement (including for purposes of the closing conditions); and (v) that the scope of the representations and warranties of the Company and interim operating covenants applicable to the Company between signing and closing was too broad in light of the Buyer Group’s relationship to the Company.

On April 28, 2025, representatives of Cravath met with representatives of Simpson Thacher via videoconference to provide feedback on the April 27 Issues List. As part of this feedback, representatives of Simpson Thacher stated that Blackstone was unwilling to obtain fully committed financing for the Transaction and proposed instead to rely on cash on hand at the Company and the Company’s revolving credit facilities (together with a new committed incremental facility under the Company’s existing credit facility). Simpson Thacher also provided other feedback on the April 27 Issues List, including, among other things, that the Buyer Group (i) was willing to execute customary voting and support agreements and (ii) would agree to reduce the scope of the Company’s representations and warranties.

On April 29, 2025, representatives of Cravath and Evercore met with representatives of the Buyer Group and of Simpson Thacher via videoconference to discuss matters related to the financing of the Potential Transaction. During the meeting, the representatives of Cravath and Evercore indicated that the Special Committee would not transact without a high degree of deal certainty and, to that end, would require that the Buyer Group have fully committed financing (or a financing plan that provided an equivalent level of transaction certainty, such as specifically set aside or escrowed cash). Representatives of the Buyer Group stated that they would further consider the Special Committee’s concerns and would provide a response to Cravath and Evercore in the near future.

On April 29, 2025, Cravath delivered a revised draft of the Merger Agreement to Simpson Thacher. Among other things, the revised draft of the Merger Agreement prepared by Cravath: (i) provided for a full equity commitment for the purchase price and other financial obligations under the Merger Agreement; (ii) contemplated the execution by members of the Buyer Group of voting and support agreements that would, among other things, obligate the Buyer Group to vote in favor of the transaction; (iii) conditioned the Transactions upon a separate “class vote” by each class of Company Common Stock, voting separately; (iv) eliminated the Tail Fee and No Vote Expense Reimbursement proposed by the Buyer Group; (v) provided that the Company Termination Fee would be an amount equal to 1.75% of the equity value of the Potential Transaction; (vi) provided that actions taken (or not taken) by or on behalf of the members of the Buyer Group would not be considered breaches under the Merger Agreement (including for purposes of the closing conditions); and (vii) reduced the scope of the representations and warranties of the Company and reflected certain changes to the interim operating covenants applicable to the Company between signing and closing.

On April 30, 2025, representatives of Simpson Thacher met with representatives of Cravath via videoconference to discuss the Special Committee’s April 29, 2025 draft of the Merger Agreement. During the call, among other things, the representatives of Cravath conveyed the Special Committee’s continued insistence that the Buyer Group have fully committed financing (or a financing plan that provided an equivalent level of transaction certainty) for the Potential Transaction. Also during the call, the representatives of Simpson Thacher conveyed that the Buyer Group would agree to reduce the scope of Company representations and warranties and the interim operating covenants applicable to the Company between signing and closing.

Later on April 30, 2025, Simpson Thacher delivered a revised draft of the Merger Agreement to Cravath. Among other things, the revised draft of the Merger Agreement prepared by Simpson Thacher: (i) continued to provide that the Buyer Group would rely on cash held by the Company at closing and availability under the Company’s existing revolving credit facility in addition to commitments by debt financing sources to provide an incremental term loan under the Company’s existing credit facility, and as a result, the Buyer Group would not have financing commitments (or a financing plan that provided an equivalent level of transaction certainty) for the aggregate Merger Consideration at signing; (ii) stated the proposal to obtain a separate “class vote” by each class of Company Common Stock was under review by the Buyer Group; (iii) reinstated the Tail Fee and No Vote Expense Reimbursement previously proposed by the Buyer Group; (iv) provided that the Company Termination Fee would be an amount equal to 3% of the equity value of the Potential Transaction; and (v) provided that actions taken (or not taken) by the Buyer Group that are intended or designed to breach any covenant under the Merger Agreement (including for purposes of the closing conditions) would not constitute a breach of the Merger Agreement covenants.

On May 1, 2025, the Special Committee held two meetings via videoconference (each attended by two members of the Special Committee, thereby constituting a quorum) with representatives of Cravath and representatives of Evercore in attendance. Representatives of Evercore updated the Special Committee with regard to the Company’s draft first quarter 2025 earnings results press release and transcript. Representatives of Evercore and the Special Committee discussed their view on how the market would likely perceive the Company’s earnings results and, following these discussions, the Special Committee confirmed that the release did not change its determination that securing a favorable transaction with the Buyer Group was in the best interests of the Company and the Unaffiliated Security Holders and that it was appropriate to potentially announce the Potential Transaction prior to the earnings date. A representative of Cravath then summarized the April 30, 2025 meeting between representatives of Cravath and Simpson Thacher. A discussion ensued, and among the matters discussed were (i) the fact that the Buyer Group’s proposed financing plan presented more closing risk than a transaction with fully committed financing (or a financing plan that provided an equivalent level of transaction certainty, such as specifically set aside or escrowed cash) would, even though the risk was low given the Company’s strong cash position and existing credit facility capacity and (ii) the importance of deal certainty. At the end of the discussions, the Special Committee directed representatives of Evercore to go back to representatives of the Buyer Group with two options regarding financing commitments: (i) delay the announcement of the Potential Transaction to enable the Buyer Group to obtain fully committed debt financing or (ii) announce the Potential Transaction on the originally anticipated timeline with fully committed equity financing (which committed equity financing could be reduced with committed debt financing obtained after the announcement of the Potential Transaction or Company cash that would be segregated pursuant to escrow (or similar arrangements) for use only in connection with the Potential Transaction).

On May 2, 2025, representatives of Cravath and Evercore met with representatives of the Buyer Group and Simpson Thacher via videoconference. At the direction of the Special Committee, representatives of Evercore and Cravath informed the Buyer Group that the Special Committee would not transact without fully committed financing (alone or together with specifically set aside or escrowed cash) and presented the Buyer Group with two options: (i) delay the announcement of the Potential Transaction to enable the Buyer Group to obtain fully committed debt financing or (ii) announce the Potential Transaction on the originally anticipated timeline with fully committed equity financing (which committed equity financing could be reduced with committed debt financing obtained after the announcement of the Potential Transaction or Company cash that would be segregated pursuant to escrow (or similar arrangements) for use only in connection with the Potential Transaction).

Also on May 2, 2025, in connection with providing certain limited due diligence information to the Buyer Group for purposes of its analysis of the Potential Transactions, the Company entered into a confidentiality agreement with Blackstone regarding the Potential Transaction. The confidentiality agreement did not contain “standstill” provisions or “don’t ask don’t waive” provisions.

Later on May 2, 2025, the Special Committee held a meeting via videoconference with representatives of Cravath and representatives of Evercore in attendance. Representatives of Evercore updated the Special Committee on their meeting earlier that day with representatives of the Buyer Group. Next, representatives of Cravath discussed with the Special Committee that the Company had not announced the date for its upcoming earnings release for the first quarter of 2025, and the Special Committee directed Cravath to tell the Company that the Special Committee was comfortable with the Company announcing an earnings date of May 12, 2025. Representatives of Cravath then discussed the Buyer Group’s April 30, 2025 draft of the Merger Agreement with the Special Committee, including, among other things, open points relating to (i) the termination rights and termination fees and (ii) the provisions relating to the extent to which actions taken (or not taken) by the Continuing Stockholders could result in a breach of the Merger Agreement.

On May 3, 2025, representatives of Cravath met with representatives of Simpson Thacher via videoconference to discuss the Potential Transaction and the Buyer Group’s April 30, 2025 draft of the Merger Agreement. During the meeting, among other matters, a representative of Simpson Thacher indicated that the Buyer Group would be willing to provide an equity commitment of $280 million and planned to obtain a further $50 million through an incremental revolver under the Company’s existing credit facility, for a total of $330 million (which amount was in excess of the aggregate Merger Consideration and cash amounts payable at closing under the Merger Agreement in respect of equity awards).

On May 4, 2025, the Special Committee held a meeting via videoconference with representatives of Evercore and Cravath in attendance. Among the matters discussed were the Buyer Group’s revised financing proposal and the fact that, because the proposed $50 million incremental revolver commitments would be subject to certain additional conditions, the proposal did not provide for fully committed financing (alone or together with specifically set aside or escrowed cash) sufficient to cover the aggregate Merger Consideration and cash amounts payable at closing under the Merger Agreement in respect of equity awards.

Later on May 4, 2025, representatives of Cravath met with representatives of Simpson Thacher via videoconference to discuss the Potential Transaction’s financing. At the direction of the Special Committee, a representative of Cravath stated that the Special Committee would require fully committed financing (alone or together with specifically set aside or escrowed cash) sufficient to cover the aggregate Merger Consideration and cash amounts payable at closing under the Merger Agreement in respect of equity awards. Following that discussion, later on May 4, 2025, a representative of Simpson Thacher informed representatives of Cravath by email that Blackstone would provide an equity commitment of $330 million (which committed equity financing could be reduced with committed debt financing obtained after the announcement of the Potential Transaction or Company cash that would be segregated pursuant to escrow (or similar arrangements) for use only in connection with the Potential Transaction).

Later on May 4, 2025, Cravath delivered an initial draft of the Voting Agreements to Simpson Thacher. From May 4, 2025 until the signing of the definitive agreements, the parties negotiated the final terms of the Voting Agreements. Also, on May 4, 2025, Simpson Thacher delivered an initial draft of the Equity Commitment Letter to Cravath. From May 4, 2025 until the signing of the definitive agreements, the parties negotiated the final terms of the Equity Commitment Letter.

On May 5, 2025, Cravath delivered a revised draft of the Merger Agreement to Simpson Thacher. Among other things, the revised draft of the Merger Agreement prepared by Cravath provided for an equity commitment for the aggregate Merger Consideration and cash amounts payable at closing under the Merger Agreement in respect of equity awards (which committed equity financing could be reduced with Company cash that would be segregated pursuant to escrow for use only in connection with the Potential Transaction, subject to certain limitations set forth in the Merger Agreement, or by any debt commitments that the Merger Corporation obtained pursuant to one or more qualifying debt financing commitment letters).

Thereafter, during the period from May 5, 2025 through May 8, 2025, representatives of Cravath, on the one hand, and representatives of Simpson Thacher, on the other hand, discussed and negotiated the Merger Agreement and certain other ancillary documents with respect to the Transactions and exchanged several drafts of the Merger Agreement, the Voting Agreements, the Equity Commitment Letter and certain other ancillary documents.

On May 6, 2025, the Board unanimously adopted resolutions by written consent to approve the compensation received by the members of the Special Committee in consideration of the time and effort required of the members of the Special Committee to, among other things, review, evaluate and negotiate (or oversee the negotiation of) the Merger Agreement and the Transactions, including the Merger and any other Potential Transaction. For more information, please see the section of this proxy statement entitled “Interests of the Company’s Directors and Executive Officers in the Merger — Director Compensation” beginning on page 77.

On May 7, 2025, the Special Committee held a meeting via videoconference with representatives of Evercore and Cravath in attendance. Among the matters discussed was the latest draft of the Merger Agreement that Simpson Thacher delivered to Cravath on May 6, 2025, including that the draft provided an equity commitment for the aggregate Merger Consideration and cash amounts payable at closing under the Merger Agreement in respect of equity awards (which committed equity financing could be reduced with Company cash that would be segregated pursuant to escrow for use only in connection with the Potential Transaction, subject to certain limitations set forth in the Merger Agreement).

Later on May 7, 2025, Cravath delivered an initial draft of the company disclosure letter to Simpson Thacher. From May 7, 2025 until the signing of the definitive agreements, the parties negotiated the final terms of the company disclosure letter.

Later on May 7, 2025, the Special Committee directed Evercore to use the Case A Forecasts in connection with rendering its oral opinion delivered to the Special Committee, which was subsequently confirmed by delivery of a written opinion dated as of May 8, 2025, and performing its financial analysis in connection therewith, as summarized in the section of this proxy statement entitled “— Opinion of Evercore” below.

On May 8, 2025, representatives of Evercore provided to the Special Committee (via Cravath) updated written disclosures of relationships between Evercore and its affiliates, on the one hand, and Blackstone (including its portfolio companies) and the Company, on the other hand.

Later in the evening on May 8, 2025, the Special Committee held a meeting via videoconference with representatives of Cravath and Evercore in attendance. At the meeting, representatives of Evercore presented their financial analyses of the proposed Merger Consideration to the Special Committee. A representative of Evercore then rendered to the Special Committee Evercore’s oral opinion, which was subsequently confirmed by delivery of a written opinion dated May 8, 2025, and that is attached to this proxy statement as Annex E, that, as of such date, based upon and subject to the assumptions, qualifications, limitations and other matters set forth in its opinion, the Merger Consideration was fair, from a financial point of view, to the holders of Company Common Stock (other than Excluded Shares, Continuing Shares and Dissenting Shares). Also during the meeting, the Special Committee discussed whether to seek an increase in the proposed Merger Consideration of $16.50 per share of Company Class A Common Stock in light of the recent increases in the trading price of the Company Class A Common Stock (which had increased from $13.13 per share, as of the close of trading on April 23, 2025—the date that the parties had preliminarily agreed to $16.50 per share—to $14.38, as of the close of trading on May 8, 2025). Among the factors considered was the Special Committee’s evaluation of the Company’s fundamental value, which was based on intrinsic elements such as financial performance, growth prospects and long-term strategic objectives, rather than the trading price of the Company Class A Common

Stock or other external market factors. Representatives of Cravath then delivered a legal presentation regarding the directors’ fiduciary duties and other relevant legal considerations for a Delaware corporation in the context of a review of a potential take-private transaction. Representatives of Cravath next reviewed and discussed with the Special Committee the key terms of the proposed Merger Agreement and each of the other transaction documents to be entered into in connection therewith, proposed final forms of which had been distributed to the Special Committee in advance of the meeting. As part of this discussion, representatives of Cravath noted that the Buyer Group had indicated that they intended to, in accordance with the terms of the Company’s certificate of incorporation, convert a portion of their outstanding Company Class B Common Stock into Company Class A Common Stock after the announcement of the Transactions to permit the satisfaction of each class vote by the affirmative vote of the Continuing Stockholders, which would not affect the requirement that a Majority of the Minority Vote be obtained as a condition to the Merger. Following further discussion and consideration, including consideration of the reasons in favor of the Merger described in the section below entitled “—Reasons for the Merger”, the Special Committee determined to recommend in favor of the Transactions and unanimously (i) determined the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable and in the best interests of the Company and its Public Stockholders, (ii) approved and declared advisable the Merger Agreement and the Transactions, including the Merger, (iii) determined that the Merger Agreement and the Transactions are fair (as used in Item 1014(a) of Regulation M-A) to, and in the best interests of, the Unaffiliated Security Holders and (iv) recommended that the Board (a) approve the Merger Agreement and the Transactions, including the Merger, (b) recommend the adoption and approval of the Merger Agreement and the Transactions, including the Merger, to the stockholders of the Company and (c) approve the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein.

Immediately following the meeting of the Special Committee, a meeting of the Board was held, with the following directors (who constitute all the directors other than the Continuing Stockholder Directors) in attendance: Ms. Gonzalez, Ms. Greenthal, Mr. Kumar, Ms. Tuminelli and Ms. Reses. The Continuing Stockholder Directors did not participate in the meeting. Representatives of Cravath and Evercore were also in attendance. A representative of Cravath informed the members of the Board that the Special Committee had concluded its negotiations with the Buyer Group and, at the immediately preceding Special Committee meeting, had unanimously determined that the Merger Agreement and the Transactions were advisable, fair to Unaffiliated Security Holders and in the best interests of the Company and its stockholders and recommended that the Board approve the Merger Agreement and the Transactions and recommend the adoption and approval thereof to the stockholders of the Company. A representative of Cravath also confirmed that Evercore had rendered to the Special Committee Evercore’s oral opinion, which would be subsequently confirmed by delivery of a written opinion dated May 8, 2025, that, as of such date, based upon and subject to the assumptions, qualifications, limitations and other matters set forth in its opinion, the Merger Consideration was fair, from a financial point of view, to the holders of Company Common Stock (other than Excluded Shares, Continuing Shares and Dissenting Shares). Representatives of Cravath reviewed the fiduciary duties owed by the members of the Board to the Company’s stockholders in connection with the Transactions under Delaware law, including that the Board was entitled to rely on the Special Committee’s process in making its determination. Representatives of Evercore then presented their financial analyses of the proposed Merger Consideration, which was prepared by Evercore in its capacity as independent financial advisor to the Special Committee and presented solely on a non-reliance basis, to the Board. Next, representatives of Cravath reviewed with the Board the principal terms of the proposed Merger Agreement and the related transaction agreements, proposed final forms of which had been distributed to the Board in advance of the meeting. Ms. Greenthal and Mr. Kumar asked questions to the Special Committee and the representatives of Evercore and Cravath and a discussion ensued. After the discussion, the Board, acting upon the unanimous recommendation of the Special Committee, (i) determined and declared the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable, fair to Unaffiliated Security Holders and in the best interests of the Company and its stockholders, including the Public Stockholders, (ii) approved and declared advisable the Merger Agreement and the Transactions, including the Merger, (iii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein, (iv) authorized the officers of the Company to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of the Company and to do all things and take all actions necessary or advisable to consummate the Transactions and (v) recommended the adoption of the Merger Agreement by the stockholders of the Company.

Subsequently on May 8, 2025, the Company and the Merger Corporation executed the Merger Agreement and the other applicable transaction documents.

On May 9, 2025, the Company issued a press release announcing the Transactions and filed with the SEC a copy of the Merger Agreement, each of the Voting Agreements and the press release announcing the Merger as exhibits to Current Reports on Form 8-K.

On May 23, 2025, the Continuing Stockholders converted 15 million shares of Company Class B Common Stock for 15 million shares of Company Class A Common Stock in accordance with the Company’s Certificate of Incorporation. After giving effect to such conversion and as of the close of business on the Record Date, the Buyer Group collectively held approximately [ ]% of the outstanding shares and total voting power of the Company Class A Common Stock and 100% of the outstanding shares and total voting power of the Company Class B Common Stock, which represented approximately [ ]% of the outstanding shares of the Company Common Stock and approximately [ ]% of the total voting power of the Company Common Stock. As a result of the Continuing Stockholders’ power to vote, or direct the voting of, a majority of the outstanding shares of Company Class A Common Stock, all of the outstanding shares of Company Class B Common Stock and the Voting Agreements, pursuant to which each of the Continuing Stockholders have agreed to vote their shares in favor of the adoption of the Merger Agreement, the Company Stockholder Approvals, other than the “Majority of the Minority Vote”, are effectively assured.

Recommendation of the Special Committee

At the meeting of the Special Committee on May 8, 2025, after due consideration, including consideration of the material factors described in the section below entitled “— Reasons for the Merger”, and in consultation with its own independent legal and financial advisors, the Special Committee unanimously (i) determined the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable and in the best interests of the Company and its Public Stockholders, (ii) approved and declared advisable the Merger Agreement and the Transactions, including the Merger and (iii) determined that the Merger Agreement and the Transactions are fair (as used in Item 1014(a) of Regulation M-A) to, and in the best interests of, the Unaffiliated Security Holders. The Special Committee also unanimously recommended to the Board that the Board:

•	approve the Merger Agreement and the Transactions, including the Merger;

•	recommend the adoption and approval of the Merger Agreement and the Transactions, including the Merger, to the stockholders of the Company; and

•	approve the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein.

Recommendation of the Board

At the special meeting of the Board held on May 8, 2025, after consideration of the unanimous recommendation and analysis of the Special Committee, including of the material factors described in the section below entitled “— Purpose and Reasons of the Company for the Merger”, and after discussions with the Special Committee and the Special Committee’s outside legal counsel and financial advisor, the Board, by unanimous vote of those directors present at such special meeting of the Board (excluding the Continuing Stockholder

Directors, who did not participate), determined and declared the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable, fair to Unaffiliated Security Holders and in the best interests of the Company and its stockholders, including the Public Stockholders, and:

•	approved and declared advisable the Merger Agreement and the Transactions, including the Merger;

•

authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein;

•

authorized the officers of the Company to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of the Company and to do all things and take all actions necessary or advisable to consummate the Transactions; and

•	recommended the adoption of the Merger Agreement by the stockholders of the Company.

Reasons for the Merger

As described above in the section entitled “— Background of the Merger”, prior to and in reaching the unanimous determination set forth above, the Special Committee consulted with and received the advice of its independent legal and financial advisors, discussed certain issues with Company management and considered a variety of factors weighing positively in favor of the Merger, the Merger Agreement and the transactions contemplated thereby, including the following material factors (which are not intended to be an exhaustive list of all positive factors considered by the Special Committee and are not presented in any relative order of importance):

•

the Special Committee’s understanding of the Company’s industry, business, operations, financial condition, earnings, strategy and prospects, as well as the Company’s historical and projected financial performance;

•

the Company’s future prospects if the Company did not enter into the Merger Agreement, including the potential risks and uncertainties associated with the impact of advancements in AI and increased adoption of AI by the Company’s competitors, customers and potential customers on the Company and its business, the competitive landscape and the current macroeconomic environment and the potential impact of those factors on the Company’s results of operations and trading price of the Company Class A Common Stock (which cannot be quantified numerically) and other risks and uncertainties, including the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024;

•	the current and historical prices of the Company Class A Common Stock, including:

○

the fact that the trading price of the Company Class A Common Stock had declined approximately 54% from the closing price on the first trading day after the IPO to May 8, 2025, the last full trading day prior to the Company’s issuance of a press release on May 9, 2025, announcing the Company’s entry into the Merger Agreement;

○	the fact that the Merger Consideration represents immediate liquidity to the Company’s stockholders in a cash amount of $16.50 per share and a premium of approximately:

◾	14.7% over the unaffected closing stock price on May 8, 2025; and

◾	26.3%, 19.8% and 14.4% over the 30-, 60- and 90-day volume-weighted average trading price of the Company Class A Common Stock, respectively, as of May 8, 2025;

•

the Special Committee’s belief that the Merger Consideration was the highest price that could reasonably be obtained from the Buyer Group and that the terms set forth in the Merger Agreement were the most favorable terms the Buyer Group would be willing to agree to and that further negotiations would create a risk of causing the Buyer Group to abandon the Transactions altogether or reduce the offer price (especially in light of recent market volatility);

•

the Special Committee’s assessment, taking into account the other factors described herein (including trading history of Company Class A Common Stock since the IPO), of the Company’s value on a standalone basis relative to the value of the Merger Consideration, and the possibility that the trading price of the Company Class A Common Stock would not otherwise reach such a value (including due to the impact of AI on the Company’s business), or that doing so could take a considerable period of time;

•

the Special Committee’s view that the $16.50 per share of Company Class A Common Stock in cash payable in the Merger was more favorable to all of the Company’s stockholders on a risk-adjusted basis than the potential value that might result from other alternatives reasonably available to the Company, based upon the knowledge of the members of the Special Committee of the Company’s business, assets, financial condition and results of operations, its competitive position and historical and projected financial performance, and the belief that the Transactions represented an attractive and comparatively certain value for all of the Company’s stockholders relative to the risk-adjusted prospects for the Company on a standalone basis;

•	the fact that the price of $16.50 in cash per share of Company Class A Common Stock payable in the Merger provides certainty, immediate value and liquidity to the Company’s stockholders;

•

the oral opinion of Evercore rendered to the Special Committee on May 8, 2025, which was subsequently confirmed by delivery of a written opinion dated such date that, as of such date, based upon and subject to the assumptions, qualifications, limitations and other matters set forth in its opinion, the Merger Consideration was fair, from a financial point of view, to the holders of Company Common Stock (other than Excluded Shares, Continuing Shares and Dissenting Shares), as more fully described in the section of this proxy statement entitled “— Opinion of Evercore”;

•

the Company’s operating and financial performance and its prospects, including certain prospective forecasts for the Company prepared by Company management, and as extended by Company management with the assistance of Evercore, which reflect an application of various assumptions of management, and the inherent uncertainty of achieving the Company’s prospective forecasts, as set forth below under the section below entitled “— Certain Financial Forecasts”;

•	Blackstone’s business reputation, experience and capabilities;

•	the fact that the Company has sufficient operating flexibility to conduct its business in the ordinary course prior to the consummation of the Transactions;

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the likelihood that the Merger would be completed, based on, among other things, the limited number and nature of the conditions to the completion of the Merger, including the fact that the Merger is not conditioned on the Buyer Group obtaining financing for the Transactions;

•	the fact that the Merger is conditioned upon the Majority of the Minority Vote;

•

the fact that members of the Buyer Group had stated in the March 12 Proposal and confirmed and repeated thereafter that, as the holders of a majority of the voting power in the Company, they were only interested in acquiring the shares of the Company that they did not currently own;

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the fact that the Co-Founders, who are key members of Company management and held approximately 32% of the total voting power in the Company, stated that they were only interested in working with Blackstone and not open to working with an alternative transaction partner;

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the equity financing commitments provided to the Merger Corporation by the Blackstone Funds in connection with the Merger and the fact that such financing was committed prior to the execution of the Merger Agreement, as further described in the section of this proxy statement below entitled “— Financing of the Merger”;

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the fact that the termination fee of $39 million payable by the Company to the Merger Corporation is only payable in certain limited circumstances, and the fact that the Company is not required to pay a No Vote Expense Reimbursement or Tail Fee;

•

the authority granted to the Special Committee under the Merger Agreement to control the Company’s enforcement or defense of rights under the Merger Agreement (including the Company’s rights related to termination and specific performance), subject to the right of the Board to waive certain closing conditions on behalf of the Company;

•

the Company’s ability, under circumstances specified in the Merger Agreement and the Equity Commitment Letter, to specifically enforce the Merger Corporation’s obligations under the Merger Agreement and to cause the Equity Financing to be funded as contemplated by the Merger Agreement and the Equity Commitment Letter;

•

the authority granted to the Special Committee and the Board (acting upon the recommendation of the Special Committee), subject to certain conditions, to respond to and negotiate with respect to certain unsolicited acquisition proposals made prior to the Company Stockholder Approvals;

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the Board’s (acting upon the recommendation of the Special Committee) and the Special Committee’s ability to withdraw or change their recommendation of the approval of the Merger Agreement, in which event the Merger Corporation may terminate the Merger Agreement and require the Company to pay a termination fee of $39 million, and the Company’s right to terminate the Merger Agreement and accept a Superior Proposal prior to the Company Stockholder Approvals, subject to the Company paying the Merger Corporation a termination fee of $39 million, which amount the Special Committee believes is comparable with the sizes of termination fees typically paid by companies in similar transactions and is reasonable in light of, among other matters, the benefit of the Merger to the stockholders, and the likelihood that a fee of such size would not be a meaningful deterrent to alternative acquisition proposals;

•	the limited scope of the Company’s representations and warranties in the Merger Agreement;

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the fact that the Merger Corporation’s ability to escrow the Company’s available cash pursuant to the Merger Agreement is subject to limitations designed to ensure that the Company maintains sufficient access to liquidity between the signing of the Merger Agreement and the consummation of the Transactions;

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the fact that actions taken (or not taken) by the Buyer Group and any Board member designated by Blackstone that are intended or designed to breach any covenant under the Merger Agreement (including for purposes of the closing conditions) do not constitute a breach of the Merger Agreement;

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the other terms and conditions of the Merger Agreement, the Equity Commitment Letter and the Voting Agreements, which were reviewed by the Special Committee with its independent legal and financial advisors, and the fact that such terms were the product of arm’s-length negotiations between the parties;

•

the availability of appraisal rights under the DGCL to Company stockholders and beneficial owners who comply with all of the required procedures for perfecting appraisal rights under the DGCL in connection with the Merger, including the fact that such stockholders and beneficial owners will have the right to demand appraisal and payment of the fair value of their shares as determined by the Court, as further described in the section entitled “Appraisal Rights”; and

•	the other terms and conditions of the Merger Agreement, taken as a whole, as discussed in more detail in the section of this proxy statement entitled “The Merger Agreement” beginning on page 83.

The Special Committee also considered factors relating to the procedural safeguards that it believes were and are present to ensure the fairness of the Merger Agreement and the Transactions, including the Merger, to the

Public Stockholders. The Special Committee believes such factors, including the following material factors (which are not intended to be an exhaustive list of all procedural factors considered by the Special Committee and are not presented in any relative order of importance), support its determinations and recommendations and provide assurance of the procedural fairness of the Merger:

•

that the Special Committee was empowered to and did engage, on commercially reasonable terms, at the expense of the Company, such advisors and agents, including financial and legal advisors, as the Special Committee in its sole discretion deemed necessary or appropriate and that it retained and received the advice of (i) Evercore as its own independent financial advisor and (ii) Cravath as its own independent legal advisor;

•

the authority granted to the Special Committee by the Board to, among other things, (i) establish, oversee and control a process for consideration and evaluation of a Potential Transaction, (ii) review, consider and evaluate (and if appropriate, negotiate or oversee the negotiation of) any potential strategic transaction arising out of the March 12 Proposal, (iii) participate in and direct the negotiation of the terms and conditions of any Potential Transaction, and authorize, monitor and exercise general oversight and control on behalf of the Company of any and all negotiations, agreements, proceedings and activities of the Company involving or relating to any Potential Transaction, (iv) review, consider and evaluate, as an alternative to a Potential Transaction, whether the Company should continue to operate as a standalone, independent entity, (v) terminate any negotiations, discussions or consideration of, or reject, on behalf of the Company, any Potential Transaction, (vi) provide to the Board recommendations with respect to a Potential Transaction, including as to whether the Board should approve or disapprove of any Potential Transaction, (vii) determine whether a Potential Transaction is fair (as used in Item 1014(a) of Regulation M-A) to, and in the best interests of, the Unaffiliated Security Holders and (viii) to the fullest extent permitted by law, enter into definitive documents and agreements on behalf of the Company with respect to any Potential Transaction (or, if not permitted by law to enter into such definitive documents and agreements without Board approval, recommend to the Board the advisability of entering into such definitive documents and agreements with respect to any Potential Transaction);

•

that the Special Committee consists solely of independent and disinterested directors constituting a majority of the directors who are not affiliated with the Buyer Group who are able to evaluate and negotiate on behalf of the Public Stockholders with the Buyer Group;

•

that the Special Committee held 12 formal meetings over approximately two months (as well as a number of informal meetings, including meetings prior to its formation) to discuss and evaluate the Buyer Group’s proposals and the Transactions and that each member of the Special Committee was actively engaged in the process;

•

that the compensation provided to the members of the Special Committee in respect of their services was not contingent on the Special Committee approving any transaction or documents, including the Merger Agreement;

•

that the financial and other terms and conditions of the Transactions were the product of extensive negotiations that took place over the course of months between the Special Committee, with the assistance of its independent legal and financial advisors, on the one hand, and Buyer Group and its representatives, on the other hand;

•

that, pursuant to the March 12 Proposal, the Buyer Group conditioned their entry into any Proposed Transaction on the approval of the Company’s disinterested stockholders and, consistent therewith, the terms and conditions of the Transactions, including the Merger, are subject to receipt of the Company Stockholder Approvals, including the Majority of the Minority Vote; and

•	the fact that the Special Committee made its evaluation of the Merger Agreement and the Merger based upon the factors discussed in this proxy statement.

In the course of its deliberations and in reaching the determination described above, the Special Committee also considered, in consultation with its own independent legal and financial advisors, a variety of risks and other countervailing factors related to the Merger Agreement and the Merger, including the following material factors (which are not intended to be an exhaustive list of all countervailing factors considered by the Special Committee and are not presented in any relative order of importance):

•

the fact that, following the closing of the Transactions should they close, the Public Stockholders will not participate in any further future growth potential or benefit from any future increase in the value of the Company;

•

the fact that, should the Transactions close, the Public Stockholders who receive the Merger Consideration will not participate in, and will not have participated in, any growth or increase in the value of the Company between the date of the Merger Agreement and the closing of the Transactions;

•

the possibility that, although the Merger provides the Company stockholders the opportunity to realize a premium to the price at which Company Class A Common Stock traded prior to the public announcement of the Merger, the price of Company Class A Common Stock might have increased in the future to a price greater than the Merger Consideration;

•

the possibility that, at some future time, the Buyer Group could sell some or all of the Company or its securities, businesses or assets to one or more purchasers at a valuation higher than the valuation implied by the Transactions, and that the Public Stockholders would not be able to directly participate in or benefit from such a sale;

•

the fact that the Merger Consideration reflects a 12.9% discount compared to the closing price of the Company Class A Common Stock on November 8, 2024, which was the highest closing price during the 52-week period ending May 8, 2025;

•	the fact that the closing price of the Company Class A Common Stock had increased from $13.14 per share on March 12, 2025, the date of the March 12 Proposal, to $14.38 per share on May 8, 2025;

•

the possibility that not all conditions to the Merger will be timely satisfied or waived and that the Transactions will not be timely consummated (or at all) and the potential negative effects on the Company’s business, operations, financial results and stock price, including:

○	the trading price of Company Class A Common Stock may decline to the extent that its market price currently reflects positive market assumptions that the Merger will be consummated;

○

the potential negative impact on the Company’s ability to attract, hire and retain key employees, as current and prospective employees may experience uncertainty about their future roles with the Company following the Merger;

○

the potential disruption to the Company’s business and distraction of its workforce and management team from day-to-day operations and from pursuing other opportunities that could be beneficial to the Company; and

○	reputational harm to the Company’s relationships with investors, customers, business partners and other third parties due to the adverse perception of any failure to successfully complete the Merger;

•	the conditions to the obligations of the Merger Corporation to complete the Transactions and the right of Merger Corporation to terminate the Merger Agreement under certain circumstances;

•

the restrictions on the conduct of the Company’s business prior to the consummation of the Merger, which may delay or prevent the Company from undertaking certain significant business opportunities that may arise or any other action that it might otherwise take with respect to the operations and strategy of the Company, even if such actions would prove beneficial to the Company;

•

the provisions of the Merger Agreement that restrict the Company’s ability to solicit or participate in discussions or negotiations regarding alternative takeover proposals with third parties, subject to specified exceptions, and that require the Company to negotiate with the Merger Corporation (if the Merger Corporation desires to negotiate) prior to the Company being able to terminate the Merger Agreement to accept a superior proposal;

•	the possibility that the Company may be obligated to pay the Merger Corporation a termination fee of $39 million if the Merger Agreement is terminated under certain circumstances;

•

the possibility that the Company’s obligation to pay a termination fee of $39 million to the Merger Corporation upon the termination of the Merger Agreement under certain circumstances could discourage other potential acquirors from making an alternative proposal to acquire the Company;

•

the risk that the Company could incur significant costs and material delays resulting from any required waiting periods under the HSR Act and other clearances, consents and approvals necessary for consummation of the Merger;

•

the risk that cash the Company places in escrow pursuant to the Merger Agreement may (despite the escrow or similar arrangements) become unavailable, and that the equity financing contemplated by the financing commitments may be insufficient to cover the purchase price, resulting in the Merger Corporation being unable to fully fund the Transactions;

•

the significant costs involved in connection with entering into the Merger Agreement and consummating the Transactions (many of which are payable whether or not the Transactions are consummated) and the substantial time and effort of Company management required to complete the Transactions, which may disrupt its business operations and have a negative effect on its financial results;

•	the risk of litigation arising from stockholders of the Company in respect of the Merger Agreement or the Transactions;

•	the fact that the receipt of cash in exchange for shares of Company Class A Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes; and

•

various other risks associated with the Merger and the business of the Company, as more fully described in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 116.

In addition, the Special Committee was aware of and considered the fact that the Company’s directors and executive officers have financial interests in the Merger that may be different from, or in addition to, those of the Company stockholders generally, as described more fully below in the section entitled “— Interests of the Company’s Directors and Executive Officers in the Merger” below.

The foregoing discussion of the factors considered by the Special Committee is not intended to be exhaustive, but rather includes the material factors considered by the Special Committee. In reaching its determination and recommendation, and in view of the wide variety of factors considered by the Special Committee in connection with its evaluation of the Merger and the complexity of these matters, the Special Committee did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Special Committee. Rather, the Special Committee made its recommendation based on the totality of the information available to the Special Committee, including discussions with, and questioning of, Company management and the Special Committee’s independent legal and financial advisors. In considering the factors discussed above, individual members of the Special Committee may have given different weights to different factors.

This explanation of the Special Committee’s reasons for its recommendations and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors described in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 116.

Certain Financial Forecasts

Other than annual and quarterly guidance – including the guidance for fiscal year 2025 included in the Company’s press release dated February 26, 2025 (the “2025 Earnings Guidance”), with respect to revenue, revenue growth, Adjusted EBITDA margin and Adjusted Free Cash Flow, some of which guidance the Company typically presents as a range – the Company does not, as a matter of course, publicly disclose forecasts as to future performance, earnings or other results due to, among other things, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. In light of the Merger, the Company considers that the 2025 Earnings Guidance is no longer valid as of the date of this proxy statement and has accordingly withdrawn its previously announced 2025 Earnings Guidance. The Company is especially reluctant to disclose projections for extended periods due to the increasing uncertainty, unpredictability and subjectivity of such assumptions and estimates when applied to time periods further in the future. The Company has, however, included in this proxy statement certain financial forecasts of the Company that, to the extent described herein, were furnished to the Special Committee, the Special Committee’s financial advisor, the Board and Blackstone in connection with the evaluation of, and discussions concerning, the proposed Merger.

These Financial Forecasts (as defined below) were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements or generally accepted accounting principles in the United States (“GAAP”).

While the Financial Forecasts were prepared in good faith, no assurances can be made regarding future events and the estimates and assumptions underlying these Financial Forecasts involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industries in which the Company operates and the risks and uncertainties described in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 116, all of which are difficult to predict and many of which are outside the control of the Company and, upon consummation of the Merger, will be outside the control of the surviving company and its equityholders, including with respect to industry performance, competitive factors, industry consolidation, general business, economic, regulatory, market and financial conditions, as well as matters specific to the Company’s business, including with respect to future business initiatives and changes to the Company’s business model for which the Company has no historical data, which assumptions may not prove to have been, or may no longer be, accurate. Company stockholders are urged to review the Company’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (which is incorporated by reference herein) and most recent Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 (which is incorporated by reference herein), for a description of risk factors with respect to the Company’s business. There can be no assurance that the assumptions underlying the Financial Forecasts will prove to be accurate or that the projected results will be realized. Actual results likely will differ, and may differ materially, from those reflected in the Financial Forecasts, whether or not the Merger is consummated. The inclusion in this proxy statement of the Financial Forecasts below should not be regarded as an indication that the Special Committee, the Board, the Company, Blackstone or the Merger Corporation, their respective boards of directors (or equivalent governing bodies) or their respective financial advisors considered, or now consider, these forecasts to be a reliable predictor of future results. The Financial Forecasts are not fact, and neither they nor any underlying assumptions should be relied upon as being indicative of future results. Therefore, readers of this proxy statement are cautioned not to place undue reliance on this information.

The material estimates and assumptions made by Company management in connection with the Financial Forecasts include:

•	Revenue growth in fiscal year 2025 reflects fiscal year 2024 results adjusted for management’s estimates of known client churn and other contractual changes, the full-year impact of revenue growth attributable to clients signed during fiscal year 2024 for which the Company only provided services for part of the year, the in-year contribution of expected new business signings, anticipated client volume changes based on conversations with clients, the impact of the year-over-year change in the number of working days and unidentified revenue churn based on historical experience;

•

Capital expenditures in fiscal year 2025 are driven primarily by planned revenue expansion in certain countries in which the Company operates based on client demand and planned refreshes of end-of-life information technology equipment;

•

Company margins in fiscal year 2025 are impacted by year-over-year changes in foreign exchange rates, geographic and business mix shift as margins vary by country of operations and service line, pricing changes, merit-based wage increases and wage inflation, hiring and ramp costs to support revenue growth, and the Company’s ability to drive operating efficiencies and overhead expense leverage across the business;

•	Amortization from fiscal year 2025 to fiscal year 2029 remains flat at $20 million annually; and

•	Effective tax rate is 37% across all periods.

The Financial Forecasts include certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA margin, EBIT, NOPAT and Unlevered FCF (each as defined below). Investors should note that these non-GAAP financial measures presented in this proxy statement are not prepared under any comprehensive set of accounting rules or principles and do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Investors should also note that these non-GAAP financial measures presented in this proxy statement have no standardized meaning prescribed by GAAP and, therefore, have limits in their usefulness to investors. Because of the non-standardized definitions, the non-GAAP financial measures in this proxy statement and the accompanying footnotes may be calculated differently from, and may not be directly comparable to, similarly titled measures used by the Company’s competitors and other companies, or any similarly titled measures used by Blackstone.

Due to the inherent limitations of non-GAAP financial measures, investors should consider non-GAAP measures only as a supplement to, not as a substitute for or as a superior measure to, measures of financial performance prepared in accordance with GAAP. The footnotes to the tables below provide certain supplemental information with respect to the calculation of these non-GAAP financial measures.

The Financial Forecasts included in this section were prepared by, and are the responsibility of, Company management. KPMG LLP, the independent auditor, has not audited, reviewed, examined, compiled nor applied agreed upon procedures with respect to the accompanying Financial Forecasts and, accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto.

The non-GAAP financial measures included in (i) the Case A Forecasts (as defined below) that were approved by the Special Committee for use by Evercore were used by Evercore for its financial analysis in connection with the preparation of its opinion and by the Special Committee for its consideration of the Merger and (ii) the Case B Forecasts (as defined below) that were approved by the Special Committee for use by Evercore were reviewed by Evercore as a reference only (and not considered in Evercore’s determination to render its opinion). Financial measures provided to a financial advisor in connection with a business combination transaction are not subject to SEC rules regarding disclosures of non-GAAP financial measures. In addition, reconciliations of non-GAAP financial measures were not relied upon by the Special Committee, the Board or Evercore in connection with their respective evaluations of the Merger and Blackstone was not provided with any such reconciliation. Accordingly, the Company has not provided a reconciliation of the non-GAAP financial measures included in the Financial Forecasts to the relevant GAAP financial measures in this proxy statement.

By including in this proxy statement the Financial Forecasts below, none of the Company, the Board, the Special Committee, Company management, Blackstone or any of their respective representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the Financial Forecasts. Accordingly, the Financial Forecasts should not be construed as financial guidance, nor relied upon as such, and the Financial Forecasts may differ in important respects from the withdrawn 2025 Earnings Guidance, some of which guidance was presented as a range, and which Company management prepared based on a different set of assumptions that may no longer be valid. The inclusion of the Financial Forecasts in this proxy statement does not constitute an admission or representation by the Company that the information contained therein is material. The Financial Forecasts summarized in this section reflected the opinions, estimates and judgments of Company management at the time they were prepared and have not been updated to reflect any changes since such Financial Forecasts were prepared. NONE OF THE COMPANY, OR AFTER THE CONSUMMATION OF THE MERGER, THE SURVIVING COMPANY OR ITS EQUITYHOLDERS, UNDERTAKES ANY OBLIGATION, EXCEPT AS REQUIRED BY LAW, TO UPDATE OR OTHERWISE REVISE THE FINANCIAL FORECASTS TO REFLECT CIRCUMSTANCES EXISTING SINCE THEIR PREPARATION, CHANGES IN GENERAL ECONOMIC OR INDUSTRY CONDITIONS OR THE OCCURRENCE OF UNANTICIPATED EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE UNDERLYING ASSUMPTIONS ARE SHOWN TO BE IN ERROR. IN LIGHT OF THE FOREGOING FACTORS AND UNCERTAINTIES INHERENT IN THE FINANCIAL FORECASTS, READERS OF THIS PROXY STATEMENT ARE CAUTIONED NOT TO PLACE RELIANCE ON THIS INFORMATION.

Company management prepared unaudited, non-public, prospective financial information of the Company, on a standalone basis without giving effect to the Merger, for fiscal year 2025 through fiscal year 2028, which was reviewed by the Board at its December 5, 2024 meeting (the “Management Projections”). The Management Projections include two sets of projections based on the following scenarios: (i) the Company’s management projections (which are referred to as the “Case A Projections”) that assumed no impact on the Company or its business from advancements in, and increasing adoption by the Company’s clients and potential clients of, AI and (ii) the Company’s management projections (which are referred to as the “Case B Projections”) that assumed a potentially adverse impact on the Company and its business from advancements in, and increasing adoption by the Company’s clients and potential clients of, AI (and assumed no material increase in the Company’s investments in AI).

In connection with the Special Committee’s evaluation of a Potential Transaction, Company management, as directed by the Special Committee and with the assistance of Evercore, subsequently extended each set of the Management Projections to include extrapolations for fiscal year 2029 (Case A, as extended, the “Case A Forecasts”, and Case B, as extended, the “Case B Forecasts”; together, the “Financial Forecasts”), which were reviewed by the Special Committee. The Financial Forecasts were also provided to Evercore, who used them for their preliminary financial analyses presented to the Special Committee at its meetings on April 8, 2025, April 18, 2025 and April 24, 2025, and to Blackstone.

Because the Case A Forecasts were the more optimistic case and posed a higher bar for a fairness analysis, the Case A Forecasts were relied upon by the Special Committee on May 8, 2025 in reaching the unanimous determination of the Special Committee described above in the section entitled “— Recommendation of the Special Committee,” and were the only forecasts approved by the Special Committee on May 7, 2025 for use by Evercore in connection with rendering its oral opinion delivered to the Special Committee, which was subsequently confirmed by delivery of a written opinion dated as of May 8, 2025, and performing its financial analysis in connection therewith, as summarized in the section of this proxy statement entitled “— Opinion of Evercore” beginning on page 52.

The Financial Forecasts assume that the Company would continue to operate as a standalone company and do not reflect any impact of the proposed Merger, including any impact of the negotiation or execution of the proposed Merger, the expenses that may be incurred in connection with the proposed Merger or the consummation thereof or the effect of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed or in anticipation of the proposed Merger.

The following tables set forth a summary of the Financial Forecasts. This summary information is not included in this proxy statement to influence or induce any Company stockholder to vote in favor of approving the Merger Agreement Proposal or approving any other proposals to be voted on at the special meeting.

Case A Forecasts

As discussed above, the Case A Forecasts reflected no impact on the Company or its business from advancements in, and increasing adoption by the Company’s clients and potential clients of, AI. In preparing the Case A Forecasts, Company management utilized the following material assumptions, which were unique to Case A:

•

Total revenue compounded annual growth rate (“CAGR”) of 9% from fiscal year 2025 through fiscal year 2028, comprised of 17% revenue CAGR across Trust & Safety and AI Services and 2% revenue CAGR in Digital Customer Experience, and consolidated revenue growth of 5% for fiscal year 2029;

•	Steady 21% Adjusted EBITDA margin based on a continued 0.5% gross margin erosion primarily from steady wage inflation and offset by selling, general and administrative (“SG&A”) expense efficiencies;

•	Fiscal year 2025 capital expenditures equal to 5% of revenue and fiscal year 2026 through fiscal year 2028 capital expenditures equal to 4% of revenue;

•	Fiscal year 2025 to fiscal year 2029 stock-based compensation (“SBC”) expense equal to 3% of revenue annually; and

•

Fiscal year 2025 to fiscal year 2026 change in net working capital equal to 18% and 10% of the change in revenue, respectively, and fiscal year 2027 to fiscal year 2029 change in net working capital equal to 14% of the change in revenue.

Fiscal Year End 12/31	2025E	2026E	2027E	2028E
Revenue	$1,153	$1,333	$1,414	$1,496
% Growth	16%	16%	6%	6%
% Gross Margin	38%	38%	37%	37%
Adj. EBITDA(1)	$243	$280	$297	$315
% Margin(2)	21%	21%	21%	21%
Capital Expenditures	$62	$53	$57	$60
% of Revenue	5%	4%	4%	4%

(1)

“Adjusted EBITDA” is defined as net income or loss for the period before the impact of the benefit from or provision for income taxes, financing expenses, depreciation, and amortization of intangible assets (“EBITDA”) excluding operational efficiency costs, the effect of foreign currency gains and losses, gains and losses on disposals of assets, certain severance costs, certain non-recurring litigation costs, SBC expense and associated employer payroll tax and interest income.

(2)	“Adjusted EBITDA margin” is defined as Adjusted EBITDA divided by revenue.

Unlevered Free Cash Flow Summary

Fiscal Year End 12/31	2025E		2026E	2027E	2028E	2029E(1)
Revenue	$1,153		$1,333	$1,414	$1,496	$1,567
% Growth	16%		16%	6%	6%	5%
Adj. EBITDA(2)	$243		$280	$297	$315	$330
% Margin(3)	21%		21%	21%	21%	21%
(-) Stock-Based Compensation	(39)		(46)	(49)	(52)	(54)
% of Revenue	3%		3%	3%	3%	3%
Adj. EBITDA (SBC-burdened)	$205		$234	$249	$263	$276
% Margin	18%		18%	18%	18%	18%
(-) Depreciation	(38)		(43)	(46)	(49)	(51)
% of Revenue	3%		3%	3%	3%	3%
(-) Amortization of Intangibles	(20)		(20)	(20)	(20)	(20)
(-) Other Pre-Tax Adjustments(4)	(1	)(4)	—	—	—	—
EBIT (SBC, Amortization-burdened)(5)	$146		$171	$183	$194	$204
% Margin	13%		13%	13%	13%	13%
(-) Unlevered Taxes	(54)		(63)	(68)	(72)	(76)
% Tax Rate	37%		37%	37%	37%	37%
NOPAT(6)	$92		$108	$115	$122	$129
(+) Depreciation	38		43	46	49	51
(+) Amortization of Intangibles	20		20	20	20	20
(-) Capital Expenditures	(62)		(53)	(57)	(60)	(63)
% of Revenue	5%		4%	4%	4%	4%
(-) (Increase) / Decrease In Net Working Capital	(28)		(18)	(11)	(11)	(10)
% of Change in Revenue	18%		10%	14%	14%	14%
Unlevered FCF (SBC-burdened)(7)	$60		$100	$113	$120	$127

(1)

Management Projections covered the fiscal years 2025 through 2028. Company management, at the direction of the Special Committee and with the assistance of Evercore, provided an extrapolation for fiscal year 2029.

(2)

“Adjusted EBITDA” is defined as net income or loss for the period before the impact of the benefit from or provision for income taxes, financing expenses, depreciation, and amortization of intangible assets excluding operational efficiency costs, the effect of foreign currency gains and losses, gains and losses on disposals of assets, certain severance costs, certain non-recurring litigation costs, SBC expense and associated employer payroll tax and interest income.

(3)	“Adjusted EBITDA margin” is defined as Adjusted EBITDA divided by revenue.
(4)	Comprised of $3 million of litigation expenses offset by $2 million of foreign exchange gain.
(5)

“EBIT” is defined as net income or loss for the period before the impact of the benefit from or provision for income taxes and financing expenses. During the periods presented, the effect of SBC and amortization was included.

(6)	“NOPAT” is defined as net income plus tax-affected net interest expense.
(7)

“Unlevered FCF” is defined as NOPAT plus depreciation and amortization of intangible assets less capital expenditures less change in net working capital. Unlevered FCF shown above treats SBC as a cash expense and thus does not add back any SBC expense.

Case B Forecasts (For Reference Only)

As discussed above, the Case B Forecasts reflected a potentially adverse impact on the Company and its business from advancements in, and increasing adoption by the Company’s clients and potential clients of, AI (and no material increase in the Company’s investments in AI). In preparing the Case B Forecasts, Company management utilized the following material assumptions, which were unique to Case B:

•

Total revenue CAGR of (7%) from fiscal year 2025 through fiscal year 2028, comprised of 9% revenue CAGR across Trust & Safety and AI Services and approximately 60% of fiscal year 2025 Digital Customer Experience revenue lost by fiscal year 2028 as a result of AI, and consolidated revenue growth of (2%) for fiscal year 2029;

•	Accelerated margin erosion due to competitive market and lower revenue growth annually, resulting in 14% Adjusted EBITDA margin by 2029;

•	Fiscal year 2026 and fiscal year 2027 capital expenditures equal to 4% of revenue and fiscal year 2028 and fiscal year 2029 capital expenditures equal to 3% of revenue;

•	Fiscal year 2025 to fiscal year 2029 SBC expense equal to approximately 3.5% of revenue annually; and

•

Fiscal year 2025 to fiscal year 2027 change in net working capital equal to 19%, 24% and 15% of change in revenue, respectively, and fiscal year 2028 to fiscal year 2029 change in net working capital equal to 14% of the change in revenue.

Fiscal Year End 12/31	2025E	2026E	2027E	2028E
Revenue	$1,108	$1,043	$942	$885
% Growth	11%	(6%)	(10%)	(6%)
% Gross Margin	38%	36%	35%	35%
Adj. EBITDA(1)	$228	$188	$151	$133
% Margin(2)	21%	18%	16%	15%
Capital Expenditures	$62	$42	$38	$27
% of Revenue	6%	4%	4%	3%

(1)

“Adjusted EBITDA” is defined as net income or loss for the period before the impact of the benefit from or provision for income taxes, financing expenses, depreciation, and amortization of intangible assets excluding operational efficiency costs, the effect of foreign currency gains and losses, gains and losses on disposals of assets, certain severance costs, certain non-recurring litigation costs, SBC expense and associated employer payroll tax and interest income.

(2)	“Adjusted EBITDA margin” is defined as Adjusted EBITDA divided by revenue.

Unlevered Free Cash Flow Summary(1)

Fiscal Year End 12/31	2025E		2026E	2027E	2028E	2029E
Revenue	$1,108		$1,043	$942	$885	$867
% Growth	11%		(6%)	(10%)	(6%)	(2%)
Adj. EBITDA(2)	$228		$188	$151	$133	$121
% Margin(3)	21%		18%	16%	15%	14%
(-) Stock-Based Compensation	(39)		(36)	(32)	(31)	(30)
% of Revenue	4%		3%	3%	3%	3%
Adj. EBITDA (SBC-burdened)	$189		$152	$119	$102	$92
% Margin	17%		15%	13%	12%	11%
(-) Depreciation	(36)		(34)	(31)	(29)	(28)
% of Revenue	3%		3%	3%	3%	3%
(-) Amortization of Intangibles	(20)		(20)	(20)	(20)	(20)
(-) Other Pre-Tax Adjustments(4)	(3	)(2)	—	—	—	—
EBIT (SBC, Amort-burdened)(5)	$130		$98	$68	$54	$43
% Margin	12%		9%	7%	6%	5%
(-) Unlevered Taxes	(48)		(36)	(25)	(20)	(16)
% Tax Rate	37%		37%	37%	37%	37%
NOPAT(6)	$82		$62	$43	$34	$27
(+) Depreciation	36		34	31	29	28
(+) Amortization of Intangibles	20		20	20	20	20
(-) Capital Expenditures	(62)		(42)	(38)	(27)	(26)
% of Revenue	6%		4%	4%	3%	3%
(-) (Increase) / Decrease In Net Working Capital	(22)		16	15	8	2
% of Change in Revenue	19%		24%	15%	14%	14%
Unlevered FCF (SBC-burdened)(7)	$54		$90	$71	$64	$52

(1)

Management Projections covered the fiscal years 2025 through 2028. Company management, at the direction of the Special Committee and with the assistance of Evercore, provided an extrapolation for fiscal year 2029.

(2)

“Adjusted EBITDA” is defined as net income or loss for the period before the impact of the benefit from or provision for income taxes, financing expenses, depreciation, and amortization of intangible assets excluding operational efficiency costs, the effect of foreign currency gains and losses, gains and losses on disposals of assets, certain severance costs, certain non-recurring litigation costs, SBC expense and associated employer payroll tax and interest income.

(3)	“Adjusted EBITDA margin” is defined as Adjusted EBITDA divided by revenue.
(4)	Comprised of ($3 million) litigation expenses.
(5)

“EBIT” is defined as net income or loss for the period before the impact of the benefit from or provision for income taxes and financing expenses. During the periods presented, the effect of SBC and amortization was included.

(6)	“NOPAT” is defined as net income plus tax-affected net interest expense.
(7)

“Unlevered FCF” is defined as NOPAT plus depreciation and amortization of intangible assets less capital expenditures less change in net working capital. Unlevered FCF shown above treats SBC as a cash expense and thus does not add back any SBC expense.

Opinion of Evercore

Evercore was retained by the Special Committee to act as its financial advisor in connection with reviewing, evaluating and negotiating the Potential Transactions, including the Transactions, and the Merger. As part of this engagement, the Special Committee requested that Evercore evaluate the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of Company Common Stock (other than Excluded Shares, Continuing Shares and Dissenting Shares). On May 8, 2025, at a meeting of the Special Committee and at the request of the Special Committee, Evercore rendered its oral opinion to the Special Committee to the effect that, as of May 8, 2025, and based upon and subject to the assumptions, qualifications, limitations and other matters set forth in its opinion, the Merger Consideration was fair, from a financial point of view, to the holders of Company Common Stock (other than Excluded Shares, Continuing Shares and Dissenting Shares).

The full text of Evercore’s written opinion to the Special Committee, dated May 8, 2025, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Evercore in rendering its opinion, is attached as Annex E to this proxy statement and is incorporated herein by reference. The foregoing summary of Evercore’s opinion is qualified in its entirety by reference to the full text of the opinion included as Annex E. Evercore’s opinion was addressed to, and provided for the information and benefit of, the Special Committee in connection with its evaluation of the proposed Merger. The opinion does not constitute a recommendation to the Special Committee or to any other persons in respect of the Merger, including as to how the holders of Company Common Stock should act or vote in respect of the Merger. Evercore’s opinion does not address the relative merits of the Merger as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Merger.

The full text of Evercore’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Evercore in rendering its opinion.

In connection with rendering its opinion, Evercore, among other things:

•	reviewed certain publicly available business and financial information relating to the Company that Evercore deemed to be relevant, including publicly available research analysts’ estimates;

•

reviewed certain internal projected financial data relating to the Company and considered such data in respect of the Case A Projections (also referred to as the “Base Case”) prepared and furnished to Evercore by management of the Company, as approved for Evercore’s use by the Special Committee (the “Case A Forecasts,” as defined and more fully described in the section entitled “Special Factors — Certain Financial Forecasts” beginning on page 46 of this proxy statement);

•

reviewed, as a reference only (and not considered in Evercore’s determinations to render the opinion), certain internal projected financial data relating to the Company under alternative business assumptions relative to those underlying the Case A Forecasts prepared and furnished to Evercore by management of the Company, as approved for Evercore’s use by the Special Committee (the “Case B Forecasts,” as defined and more fully described in the section entitled “Special Factors — Certain Financial Forecasts” beginning on page 46 of this proxy statement);

•

discussed with management of the Company their assessment of the past and current operations of the Company, the current financial condition and prospects of the Company, and the Case A Forecasts (including their views on the risks and uncertainties of achieving the Case A Forecasts);

•	reviewed the reported prices and the historical trading activity of the Company Class A Common Stock;

•	compared the financial performance of the Company and its stock market trading multiples with those of certain other publicly traded companies that Evercore deemed relevant;

•

compared the financial performance of the Company and the valuation multiples relating to the Merger with the financial terms, to the extent publicly available, of certain other transactions that Evercore deemed relevant;

•	reviewed the financial terms and conditions of a draft, dated May 8, 2025, of the Merger Agreement; and

•	performed such other analyses and examinations and considered such other factors that Evercore deemed appropriate.

For purposes of its analysis and opinion, Evercore assumed and relied upon the accuracy and completeness of the financial and other information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by Evercore, without any independent verification of such information (and did not assume responsibility or liability for any independent verification of such information), and further relied upon the assurances of the management of the Company that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Case A Forecasts, Evercore assumed with the Special Committee’s consent that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company and the other matters covered thereby. Evercore did not express a view as to the Case A Forecasts or the assumptions on which they were based.

For purposes of Evercore’s analysis and opinion, Evercore assumed, in all respects material to its analysis, that the final executed Merger Agreement would not differ from the draft Merger Agreement reviewed by Evercore, that the representations and warranties of each party contained in the Merger Agreement were true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Merger would be satisfied without waiver or modification thereof. Evercore further assumed, in all respects material to its analysis, that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Merger would be obtained without any delay, limitation, restriction or condition that would have an adverse effect on the Company or the consummation of the Merger or reduce the contemplated benefits to the holders of Company Common Stock of the Merger. Evercore noted that the credit, financial and stock markets were experiencing unusual volatility and Evercore expressed no opinion or view as to any potential effects of such volatility on the Company, the Merger Corporation or the Merger.

Evercore did not conduct a physical inspection of the properties or facilities of the Company and did not make or assume any responsibility for making any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities) of the Company, nor was Evercore furnished with any such valuations or appraisals, nor did Evercore evaluate the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. Evercore’s opinion was necessarily based upon information made available to Evercore as of the date of its opinion and financial, economic, market and other conditions as they existed and as could be evaluated on the date of its opinion. It is understood that subsequent developments may affect Evercore’s opinion and that Evercore does not have any obligation to update, revise or reaffirm its opinion.

Evercore was not asked to pass upon, and did not express an opinion with respect to, any matter other than the fairness to the holders of Company Common Stock (other than Excluded Shares, Continuing Shares and Dissenting Shares), from a financial point of view, of the Merger Consideration. Evercore did not express any view on, and its opinion did not address, the fairness of the Merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or any class of such persons, whether relative to the Merger Consideration or otherwise. Evercore was not asked to, nor did it express any view on, and its opinion did not address, any other term or aspect of the Merger Agreement or the Merger, including, without limitation, the structure or form of the Merger, or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger Agreement. Evercore’s opinion did not address the relative merits of the Merger as compared to other business or financial strategies that might be available to the Company, nor did it address the underlying business decision of the Company to engage in the Merger. Evercore’s opinion did not constitute a recommendation to the Special Committee or to any other persons in respect of the Merger, including as to how any holder of shares of the Company Common Stock should vote or act in respect of the Merger. Evercore expressed no opinion as to the price at which shares of Company Class A Common Stock would trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or the Merger or as to the impact of the Merger on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due. Evercore is not a legal, regulatory, accounting or tax expert and has assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

Set forth below is a summary of the material financial analyses reviewed by Evercore with the Special Committee on May 8, 2025, in connection with rendering Evercore’s opinion to the Special Committee. The following summary, however, may not contain all of the information about the analyses performed by Evercore that is important to you. The order of the analyses described and the results of these analyses do not represent relative importance or weight given to these analyses by Evercore. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on or before May 8, 2025, and is not necessarily indicative of current market conditions.

For purposes of its analyses and reviews, Evercore considered general business, economic, market and financial conditions, industry sector performance, and other matters, as they existed and could be evaluated as of the date of its opinion, many of which are beyond the control of the Company. The estimates contained in Evercore’s analyses and reviews, and the ranges of valuations resulting from any particular analysis or review, are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by Evercore’s analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Evercore’s analyses and reviews are inherently subject to substantial uncertainty.

Throughout this section of the proxy statement, the term “EBITDA,” as used in connection with Evercore’s various financial analyses, means the estimated earnings before interest, taxes, depreciation and amortization, and excludes the impact of stock-based compensation (“SBC”).

The following summary of Evercore’s financial analyses includes information presented in tabular format. In order to fully understand the analyses, the tables should be read together with the full text of each summary. The tables are not intended to stand alone and alone may not contain all of the information about Evercore’s financial analyses that is important to you. Considering the tables below without considering the full narrative description of Evercore’s financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of such financial analyses.

Summary of Evercore’s Financial Analyses

Selected Publicly Traded Company Trading Analysis1

Evercore performed a public companies trading analysis of the Company by reviewing and comparing the market values and trading multiples of the following four publicly traded companies that Evercore deemed to have certain business characteristics that are similar to those of the Company:

Selected Publicly Traded Companies:

•	Teleperformance SE

•	Concentrix Corporation

•	TELUS International (Cda) Inc.

•	IBEX Limited

Although the public companies were utilized to value the Company Class A Common Stock for purposes of this analysis, no company used in the analysis is identical or directly comparable to the Company. In order to calculate trading multiples, Evercore relied on publicly available filings with the SEC and equity research analyst estimates. For purposes of comparability, Adjusted EBITDA excludes the impact of SBC and reflects adjustments related to IFRS 16: Leases.

For the trading analysis, Evercore calculated the following trading multiples:

•

Enterprise Value/2025E Adjusted EBITDA, which is defined as market value of equity, plus preferred equity (as applicable), plus noncontrolling interest (as applicable), plus debt and less cash (“Enterprise Value”), divided by estimated Adjusted EBITDA for the calendar year 2025.

•	Enterprise Value/2026E Adjusted EBITDA, which is defined as Enterprise Value divided by estimated Adjusted EBITDA for the calendar year 2026.

The median Enterprise Value to Adjusted EBITDA trading multiples of the selected public companies are set forth below.

Benchmark (Customer Experience Public Companies)	Mean	Median
Enterprise Value/2025E Adjusted EBITDA	5.2x	5.2x
Enterprise Value/2026E Adjusted EBITDA	5.0x	4.9x

The table below includes relevant multiple ranges selected by Evercore and utilized in its analysis based on the resulting ranges of Enterprise Value to Adjusted EBITDA multiples and certain other considerations related to the specific characteristics of the Company noted by Evercore.

Benchmark	Reference Range
Enterprise Value/2025E Adjusted EBITDA	5.0x – 6.0x
Enterprise Value/2026E Adjusted EBITDA	4.5x – 5.5x

[1]	Implied share prices are rounded to the nearest $0.10

After adjusting for debt and cash as of March 31, 2025, and dividing by the number of fully-diluted shares of Company Common Stock as of May 5, 2025, Evercore determined an implied equity value per share of Company Class A Common Stock range of $12.20 to $14.80 based on 2025E Adjusted EBITDA from the Case A Forecasts and an implied equity value per share of Company Class A Common Stock range of $12.70 to $15.60 based on 2026 Adjusted EBITDA from the Case A Forecasts, in each case, compared to the closing price of Company Common Stock of $14.38 on May 8, 2025.

Although none of these companies is directly comparable to the Company, Evercore selected these companies because they are publicly traded companies in the Customer Experience industry with business characteristics that Evercore, in its professional judgment and experience, considered generally relevant for purposes of its financial analyses. In evaluating the selected companies, Evercore made judgments and assumptions with regard to general business, economic and market conditions affecting the selected companies and other matters, as well as differences in the selected companies’ financial, business and operating characteristics. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments regarding many factors that could affect the relative values of the selected companies and the multiples derived from the selected companies. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using the data of the selected companies.

Selected Precedent Transaction Analysis2

Evercore reviewed, to the extent publicly available, financial information related to the following selected transactions involving target companies in the Customer Experience industry. The selected transaction reviewed by Evercore, and the month and year each was announced, were as follows:

Date Announced	Acquiror/Target (Seller)	EV/LTM Adj. EBITDA Multiple
March-24	Founder & Group/TDCX	5.2x
Oct-23	Capital Square Partners/Startek	5.9
April-23	Teleperformance/Majorel	7.7
March-23	Concentrix/Webhelp	11.8

Evercore noted that the mean and median of the implied Enterprise Value to last twelve months (“LTM”) Adjusted EBITDA multiples for the selected transactions were 7.6x and 6.8x, respectively. For purposes of comparability, Adjusted EBITDA excludes the impact of SBC and reflects adjustments related to IFRS 16: Leases.

Based on Evercore’s review of the above precedent transactions, Evercore selected a range of relevant implied multiples of Enterprise Value to Adjusted EBITDA of 5.0x to 12.0x. Evercore then applied the range of selected multiples to the Company’s 2025E Adjusted EBITDA and 2026E Adjusted EBITDA and adjusted for debt and cash as of March 31, 2025, and then divided the result by the number of fully-diluted shares of Company Common Stock outstanding as of May 5, 2025 which resulted in an implied equity value per share of Company Class A Common Stock in range of $10.90 to $26.70, compared to the closing price of Company Class A Common Stock of $14.38 on May 8, 2025.

Although none of the target companies or businesses reviewed in the selected transactions analysis is directly comparable to the Company and none of the selected transactions is directly comparable to the Merger, Evercore selected these transactions because they involve companies or businesses that Evercore, in its professional judgment and experience, considered generally relevant to the Company for purposes of its financial analyses. In evaluating the selected transactions, Evercore made judgments and assumptions with regard to

[2]	Implied share prices are rounded to the nearest $0.10

general business, economic and market conditions and other factors existing at the time of the selected transactions, and other matters, as well as differences in financial, business and operating characteristics and other factors relevant to the target companies or businesses in the selected transactions. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments regarding many factors that could affect the relative values of the target companies or businesses in the selected transactions and the multiples derived from the selected transactions. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using the data of the selected transactions.

Discounted Cash Flow Analysis3

Evercore performed a discounted cash flow analysis of the Company by valuing the cash flows estimated to be generated by the Company based on the Case A Forecasts from 2024 through 2029. Evercore calculated the per share equity value range for the Company Class A Common Stock by utilizing a range of discount rates based on the Company’s Weighted Average Cost of Capital (“WACC”), as estimated by Evercore based on a theoretical Capital Asset Pricing Model (“CAPM”) and terminal values based on a range of estimated EBITDA multiples and perpetuity growth rates.

For the Company’s discounted cash flow analysis, Evercore assumed a range of discount rates of 10.5% to 12.5% based on the Company’s WACC and a range of perpetuity growth rates of 3.0% to 5.0% and applied such ranges to the Company’s terminal period cash flows based on the Case A Forecasts to derive a range of enterprise values. Evercore adjusted such enterprise values for debt and cash as of December 31, 2024, and divided the resulting equity values by the number of fully-diluted shares of Company Common Stock as of May 5, 2025, in each case as provided by Company management. The discounted cash flow analysis utilizing the perpetuity growth rate methodology to calculate terminal value resulted in an implied equity value per share of Company Class A Common Stock range of $12.40 to $20.20, compared to the closing price of Company Class A Common Stock of $14.38 on May 8, 2025.

Other Factors

Evercore also noted certain other factors, which were not considered material to its financial analyses with respect to its opinion, but were referenced for informational purposes only, including, among other things, the following:

Case B Forecasts4

Evercore performed a discounted cash flow analysis of the Company by valuing the cash flows estimated to be generated by the Company based on the Case B Forecasts for the five-year period from 2025 through 2029. Evercore calculated the per share equity value range for the Company Class A Common Stock by utilizing a range of discount rates based on the Company’s WACC, as estimated by Evercore based on a theoretical CAPM and terminal values based on a range of estimated EBITDA multiples and perpetuity growth rates.

For this discounted cash flow analysis, Evercore assumed a range of discount rates of 10.5% to 12.5% based on the Company’s WACC and a range of perpetuity growth rates of 2.5% to 4.5% and applied such ranges to the Company’s terminal period cash flows based on the Case B Forecasts and a range of Adjusted EBITDA multiples of 4.5x to 5.5x applied to the Company’s terminal period Adjusted EBITDA for reference, to derive a range of enterprise values. Evercore adjusted such enterprise values for debt and cash as of December 31, 2024, and divided the resulting equity values by the number of fully-diluted shares of Company Common Stock as of

[3]	Implied share prices are rounded to the nearest $0.10
[4]	Implied share prices are rounded to the nearest $0.10

May 5, 2025. The discounted cash flow analysis utilizing the perpetuity growth rate methodology to calculate terminal value resulted in an implied equity value per share of Company Class Common Stock range of $5.10 to $7.50, compared to the closing price of Company Class A Common Stock of $14.38 on May 8, 2025.

North America Take Private Premia Paid Analysis5

Using publicly available information, Evercore reviewed certain selected acquisition transactions involving publicly traded companies that were involved in take-private transactions in North America. Using publicly available information, Evercore calculated the premium paid in each transaction as the percentage by which the per share consideration paid or proposed to be paid in each such transaction exceeded the 30-Day Volume Weighted Average Price (“VWAP”) per share of the target companies prior to announcement of each transaction. Based on the results of this analysis and its professional judgment and experience, Evercore applied a premium range of 20.0% to 50.0% to the 30-Day VWAP of Company Class A Common Stock of $13.04 as of May 8, 2025. This analysis indicated a range of implied equity values per share of Company Class A Common Stock of $15.70 to $19.60, compared to the closing price of Company Class A Common Stock of $14.38 on May 8, 2025.

52-Week Trading Range Analysis

Evercore reviewed historical trading prices of shares of Company Class A Common Stock during the 52-week period ended May 8, 2025, noting that low and high prices (based on closing prices) during such period ranged from $11.57 to $18.94 per share of Company Class A Common Stock, compared to the closing price of Company Class A Common Stock of $14.38 on May 8, 2025.

Equity Research Analysts’ Price Targets

Evercore reviewed selected publicly available share price targets of research analysts’ estimates known to Evercore as of May 8, 2025, noting that low and high share price targets for Company Class A Common Stock ranged from $13.00 to $21.00, compared to the closing price of Company Class A Common Stock of $14.38 on May 8, 2025. Public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for the shares of Company Class A Common Stock and these target prices and the analysts’ earnings estimates on which they were based are subject to risk and uncertainties, including factors affecting the financial performance of the Company and future general industry and market conditions.

Other Presentations by Evercore

In addition to the presentation made to the Special Committee on May 8, 2025, the date on which Evercore rendered its opinion, which will be filed with the SEC as an exhibit to the Transaction Statement on Schedule 13E-3 and is described above, Evercore made other written and oral presentations to the Special Committee on March 13, 2025, April 8, 2025, April 18, 2025, April 18, 2025, April 24, 2025, May 1, 2025 and May 7, 2025, which are referred to in this section as the preliminary Evercore presentations. Copies of the preliminary Evercore presentations provided to the Special Committee by Evercore have been attached as exhibits to the Transaction Statement on Schedule 13E-3 with respect to the Merger. These written presentations and the written opinion will be available for any interested holder of Company Common Stock to inspect and copy at the Company’s principal executive offices during regular business hours. None of the preliminary Evercore presentations, alone or together, constitutes an opinion of Evercore with respect to the Merger Consideration.

The March 13, 2025 discussion materials included, among other things, key questions for a special committee to consider with respect to a Potential Transaction and an overview of next steps. The April 8, 2025 discussion materials included, among other things, an update regarding Evercore’s ongoing due diligence investigation of the Company and an overview of the Management Projections. The first set of April 18, 2025

[5]	Implied share prices are rounded to the nearest $0.10

discussion materials included, among other things, a preliminary review of the Financial Forecasts, a Company and peer benchmarking analysis and a preliminary valuation analysis of the Company. The second set of April 18, 2025 discussion materials included, among other things, a summary of institutional shareholders of the Company. The April 24, 2025 discussion materials included, among other things, a preliminary analysis of the fairness of the Merger Consideration and a preview of the Company’s first quarter 2025 financial results. The May 1, 2025 discussion materials included, among other things, an overview of the Company’s first quarter 2025 earnings results and proposed financing structures for Merger. The May 7, 2025 discussion materials included, among other things, an overview of the Financial Forecasts.

Each of the analyses performed in these preliminary Evercore presentations was subject to further updating and subject to the final analyses presented to the Special Committee on May 8, 2025 by Evercore, which is summarized above under “— Summary of Evercore’s Financial Analyses” and which superseded all analyses performed in the preliminary Evercore presentations. Each of these analyses was necessarily based on financial, economic, monetary, market, regulatory and other conditions and circumstances as they existed and as could be evaluated by Evercore as of the dates on which Evercore performed such analyses. Accordingly, the results of the financial analyses may have differed due to changes in those conditions and other information, and not all of the written and oral presentations contained all of the financial analyses included in the May 8, 2025 presentation.

General

The foregoing summary of Evercore’s financial analyses may not contain all of the information about the analyses or data presented by Evercore to the Special Committee that is important to you. In connection with the review of the Merger by the Special Committee, Evercore performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Evercore’s opinion. In arriving at its fairness determination, Evercore considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, Evercore made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all the analyses. In addition, Evercore may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above should not be taken to be the view of Evercore with respect to the actual values of the shares of Company Common Stock. Further, Evercore’s analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies used, including judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company or its advisors. Rounding may result in total sums set forth in this section not equaling the total of the figures shown.

Evercore prepared these analyses for the purpose of providing an opinion to the Special Committee as to the fairness, from a financial point of view, of the Merger Consideration to the holders of Company Common Stock (other than Excluded Shares, Continuing Shares and Dissenting Shares). These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, Evercore’s analyses are inherently subject to substantial uncertainty, and Evercore assumes no responsibility if future results are materially different from those forecasted in such estimates.

Evercore’s financial advisory services and its opinion were provided for the information and benefit of the Special Committee (solely in its capacity as such) in connection with its evaluation of the proposed Merger. The issuance of Evercore’s opinion was approved by an Opinion Committee of Evercore.

Evercore did not recommend any specific amount of consideration to the Special Committee or that any specific amount of consideration constituted the only appropriate consideration in the Merger for the holders of Company Common Stock.

Pursuant to the terms of Evercore’s engagement letter with the Company and the Special Committee, the Company has agreed to pay Evercore a fee for its services in the aggregate amount of up to $10,000,000, of which (i) $2,500,000 was payable upon execution of its engagement letter with the Company and the Special Committee, (ii) $2,500,000 was payable upon delivery of Evercore’s opinion and is fully creditable against any fee payable upon the consummation of the Merger and (3) $7,500,000 will be payable upon consummation of the Merger. In addition, a discretionary fee of up to $2,500,000 may be paid to Evercore at the Special Committee’s discretion upon the conclusion of Evercore’s engagement. The Company has also agreed to reimburse Evercore for certain of its expenses and to indemnify Evercore against certain liabilities arising out of its engagement.

Other than services pursuant to the foregoing engagement letter and the associated fees described above, during the period May 5, 2022, to May 5, 2025, Evercore and its affiliates have not been engaged to provide financial advisory or other services to the Company or the Special Committee and Evercore has not received any other compensation from the Company or the Special Committee during such period. During the period May 5, 2022 to May 5, 2025, Evercore and its affiliates have also not been engaged to provide financial advisory or other services to Mr. Maddock or Mr. Weir and Evercore has not received any compensation from Mr. Maddock or Mr. Weir during such period. In addition, during the period May 5, 2022 to June 20, 2025, Evercore and its affiliates have provided financial advisory or other services to Blackstone (including its portfolio companies) and received fees for the rendering of these services of an amount between $110,000,000 and $120,000,000, approximately $20,000,000 to $25,000,000 of which were received since March 12, 2025, and none of such fees were related to transactions with or involving the Company. In addition, (i) Evercore and its affiliates are also currently providing financial advisory or other services to Blackstone (including its portfolio companies) unrelated to its engagement with the Special Committee for which Evercore expects to receive customary fees, which could result in fees in excess of the fees to be received from the Company in connection with Evercore’s engagement and (ii) Evercore and/or its affiliates, including members of the deal team involved in Evercore’s engagement, are also having active discussions with Blackstone (including its portfolio companies) to provide investment banking advisory, capital markets or underwriting services unrelated to its engagement with the Special Committee for which Evercore would expect to receive customary fees if Evercore is engaged and the transactions are consummated. Evercore may provide financial advisory or other services to the Company or Blackstone in the future, and in connection with any such services Evercore may receive compensation. The information regarding compensation received by and current and prior relationships of Evercore disclosed in this section is based upon information provided to the Special Committee by Evercore.

Evercore and its affiliates engage in a wide range of activities for its and their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, equity sales, trading and research, private equity, placement agent, asset management and related activities. In connection with these businesses or otherwise, Evercore and its affiliates and/or its or their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products or other financial instruments of or relating to Blackstone, the Company and any of its affiliates or persons that are competitors, customers or suppliers of Blackstone, the Company and any of its affiliates.

The Special Committee engaged Evercore to act as a financial advisor based on Evercore’s qualifications, experience and reputation. Evercore is an internationally recognized investment banking firm and regularly provides fairness opinions in connection with mergers and acquisitions, leveraged buyouts and valuations for corporate and other purposes.

Purpose and Reasons of the Company for the Merger

On March 20, 2025, the Board established the Special Committee, comprised of Ms. Gonzalez, Ms. Tuminelli and Ms. Reses, to, among other things, review, evaluate and negotiate (or oversee the negotiation of) the Merger Agreement and the Transactions, including the Merger, and any other potential strategic transactions available to the Company, including a Potential Transaction or the Company continuing to operate as a standalone, independent company. The Board further resolved, among other things, to not approve, implement or recommend to the stockholders of the Company any Potential Transaction (including any modification, variation, supplement or waiver thereof), or submit any such Potential Transaction for the approval of stockholders of the Company, unless the Special Committee had, in its sole discretion, provided a prior recommendation in favor of such Potential Transaction and such recommendation had not been revoked or withdrawn.

On May 8, 2025, the Special Committee met, together with representatives of each of Cravath and Evercore, to discuss and deliberate on the proposed Merger. The Special Committee unanimously (i) determined the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable and in the best interests of the Company and its Public Stockholders, (ii) approved and declared advisable the Merger Agreement and the Transactions, including the Merger, (iii) determined that the Merger Agreement and the Transactions are fair (as used in Item 1014(a) of Regulation M-A) to, and in the best interests of, the Unaffiliated Security Holders. Furthermore, the Special Committee recommended that the Board (i) approve the Merger Agreement and the Transactions, including the Merger, (ii) recommend the adoption and approval of the Merger Agreement and the Transactions, including the Merger, to the stockholders of the Company and (iii) approve the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein.

Immediately following the meeting of the Special Committee, the Board met, together with representatives of each of Cravath and Evercore, to discuss and deliberate on the proposed Merger. The Continuing Stockholder Directors declined to participate in the meeting. Thereafter, acting upon the recommendation of the Special Committee, the Board determined and declared, by unanimous vote of the directors present, the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable, fair to Unaffiliated Security Holders and in the best interests of the Company and its stockholders, including the Public Stockholders. The Board furthermore (i) approved and declared advisable the Merger Agreement and the Transactions, including the Merger; (ii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein; (iii) authorized the officers of the Company to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of the Company and to do all things and take all actions necessary or advisable to consummate the Transactions; and (iv) resolved, subject to the terms of the Merger Agreement, to recommend the adoption of the Merger Agreement by the stockholders of the Company.

In reaching its determination, the Board considered a number of factors, including the following material factors:

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(i) the Special Committee’s unanimous determination that the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, are advisable, fair to Unaffiliated Security Holders and in the best interests of the Company and its Public Stockholders, and (ii) the Special Committee’s recommendation that the Board (a) approve the Merger Agreement and the Transactions, including the Merger, (b) recommend the adoption and approval of the Merger Agreement and the Transactions, including the Merger, to the stockholders of the Company and (c) approve the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein;

•	the oral opinion of Evercore rendered to the Special Committee on May 8, 2025, which was subsequently confirmed by delivery of a written opinion dated such date that, as of such date, based upon and subject to the assumptions, qualifications, limitations and other matters set forth in its opinion, the Merger Consideration was fair, from a financial point of view, to the holders of Company Common Stock (other than Excluded Shares, Continuing Shares and Dissenting Shares), as more fully described in the section above entitled “— Opinion of Evercore”; and

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the procedural fairness of the Transactions, including that the Transactions were negotiated over approximately two months by a Special Committee consisting solely of independent and disinterested directors constituting a majority of the directors who are not affiliated with the Buyer Group who are able to evaluate and negotiate on behalf of the Public Stockholders with the Buyer Group, that could objectively and independently assess a Potential Transaction, and that the Special Committee was advised by its own independent legal and financial advisors.

For more information, see the sections of this proxy statement entitled “— Recommendation of the Special Committee”, “— Reasons for the Merger” and “— Recommendation of the Board” beginning on pages 39, 39 and 40.

Position of the Company as to the Fairness of the Merger

The Board, acting upon the recommendation of the Special Committee, by unanimous vote of those directors present at a Special Meeting of the Board held on May 8, 2025 (excluding the Continuing Stockholder Directors, who did not participate), (i) determined and declared the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable, fair to Unaffiliated Security Holders and in the best interests of the Company and its stockholders, including the Public Stockholders, (ii) approved and declared advisable the Merger Agreement and the Transactions, including the Merger, (iii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein, (iv) authorized the officers of the Company to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of the Company and to do all things and take all actions necessary or advisable to consummate the Transactions and (v) recommended the adoption of the Merger Agreement by the stockholders of the Company. In making the determination described above, the Board has expressly adopted the analysis of the Special Committee, which adopted as its own the opinion and financial analyses of Evercore, among other factors considered in the course of making its recommendation that the Board approve, adopt and declare advisable the Merger Agreement and the Transactions, including the Merger. The Company did not receive any firm offers relating to a Potential Transaction other than the proposed Merger.

Purpose and Reasons of the Continuing Stockholders for the Merger

Under the SEC rules governing “going private” transactions, each of the Continuing Stockholders may be deemed to be an affiliate of the Company and engaged in the going-private transaction and, therefore, are required to express their reasons for the Merger to the Unaffiliated Security Holders. The Continuing Stockholders are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

For the Continuing Stockholders, the primary purpose of the Merger is to allow Continuing Stockholders to own all of the equity interests in the Company and to bear the rewards and risks of such ownership after the Merger is completed without the Company Class A Common Stock being publicly traded or the Company being subject to public company reporting obligations. The Continuing Stockholders believe that structuring the transaction in such manner is preferable to other transaction structures because it (i) will enable the Merger Corporation to acquire all of the shares of Company Common Stock at the same time, (ii) will allow the Company to cease to be a publicly registered and reporting company and (iii) represents an opportunity for the Unaffiliated Security Holders to receive the Merger Consideration of $16.50 per share of Company Common

Stock (other than any Excluded Shares, any Continuing Shares and any Dissenting Shares) in cash, without interest and subject to any applicable withholding of taxes required by law, in accordance with the terms and conditions of the Merger Agreement.

Following consummation of the Merger, the Continuing Stockholders and other holders of Continuing Shares (if any) will own 100% of the interest in the Company’s net book value and net earnings. The table below sets forth the interests in the Company’s net book value and net earnings prior to the Merger and immediately after the Merger based on the net book value at March 31, 2025 and December 31, 2024 and net earnings attributable to stockholders for the three months ended March 31, 2025 and net earnings attributable to stockholders for the fiscal year ended December 31, 2024.

	Prior to the Merger (in thousands, except percentages)					After the Merger (in thousands, except percentages)
	% Interest at March 31, 2025(1)	Net book value at March 31, 2025	Net book value at December 31, 2024	Net earnings (loss) for the three months ended March 31, 2025	Net earnings (loss) for the fiscal year ended December 31, 2024	% Interest upon Merger(1)	Net book value at March 31, 2025	Net book value at December 31, 2024	Net earnings (loss) for the three months ended March 31, 2025	Net earnings (loss) for the fiscal year ended December 31, 2024
Continuing Stockholders	79.9%	$415,728	$397,038	$16,897	$36,650	100.0%	$520,311	$496,919	$21,148	$45,870

(1)	Percentage interest as reflecting issued and outstanding shares of Company Common Stock.

Position of the Continuing Stockholders as to the Fairness of the Merger

Under the SEC rules governing “going-private” transactions, each of the Continuing Stockholders may be deemed to be an affiliate of the Company and engaged in the going-private transaction and, therefore, are required to express their beliefs as to the fairness of the Merger to the Unaffiliated Security Holders. The Continuing Stockholders are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. The Continuing Stockholders have interests in the Merger that are different from, and in addition to, those of the other stockholders of the Company. The view of the Continuing Stockholders as to the fairness of the Merger should not be construed as a recommendation to any Company stockholder as to how that stockholder should vote on the Merger Agreement Proposal.

The Continuing Stockholders believe that the interests of the Unaffiliated Security Holders were properly represented by the Special Committee, which consisted only of independent and disinterested directors of the Company with respect to the Transactions and negotiated the terms and conditions of the Merger Agreement, with the assistance of the Special Committee’s independent legal and financial advisors. The Continuing Stockholders did not participate in the deliberations of the Special Committee or the Board regarding, nor did they receive advice from the respective legal or financial advisors to the Special Committee or the Board as to, the fairness of the Merger. The Continuing Stockholders have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Merger to the Company’s Unaffiliated Security Holders.

Based on, among other things, the factors considered by, and the analysis and resulting conclusions of, the Board and the Special Committee discussed in “— Purpose and Reasons of the Company for the Merger”; “Recommendation of the Special Committee”; “— Reasons for the Merger”; “— Recommendation of the Board”; and “— Position of the Company as to the Fairness of the Merger” (which analysis and resulting conclusions the Continuing Stockholders adopt), including the fact that the Merger is subject to the approval of a majority of the votes cast by the Public Stockholders on the Merger Agreement Proposal, the Continuing Stockholders believe that the Merger is advisable, fair to and in the best interests of the Company’s Unaffiliated Security Holders. This belief should not, however, be construed as a recommendation to any Unaffiliated Security Holders as to whether they should, and the Continuing Stockholders do not make any recommendation as to whether any Unaffiliated Security Holders should, exercise their appraisal rights under the DGCL. In particular, the Continuing Stockholders considered the following substantive factors, which are not presented in any relative order of importance:

•	the fact that the price of $16.50 in cash per share of Company Class A Common Stock payable in the Merger provides certainty, immediate value and liquidity to the Company’s stockholders;

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the Special Committee’s view that the $16.50 per share of Company Class A Common Stock in cash payable in the Merger was more favorable to all of the Company’s stockholders on a risk-adjusted basis than the potential value that might result from other alternatives reasonably available to the Company, based upon the knowledge of the members of the Special Committee of the Company’s business, assets, financial condition and results of operations, its competitive position and historical and projected financial performance, and the belief that the Transactions represented an attractive and comparatively certain value for all of the Company’s stockholders relative to the risk-adjusted prospects for the Company on a standalone basis;

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the fact that the Merger Consideration represents immediate liquidity to the Company’s stockholders in a cash amount of $16.50 per share and a premium of approximately: (i) 14.7% over the unaffected closing stock price on May 8, 2025, and (ii) 26.3%, 19.8% and 14.4% over the 30-, 60- and 90-day volume-weighted average trading price of the Company Class A Common Stock, respectively, as of May 8, 2025;

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the Company’s operating and financial performance and its prospects, including certain prospective forecasts for the Company prepared by Company management, and as extended by Company management with the assistance of Evercore, which reflect an application of various assumptions of management, and the inherent uncertainty of achieving the Company’s prospective forecasts, as set forth below under the section of this proxy statement above entitled “— Certain Financial Forecasts”;

•	the fact that the Company has sufficient operating flexibility to conduct its business in the ordinary course prior to the consummation of the Transactions;

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the likelihood that the Merger would be completed, based on, among other things, the limited number and nature of the conditions to the completion of the Merger, including the fact that the Merger is not conditioned on the Buyer Group obtaining financing for the Transactions;

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the equity financing commitments provided to the Merger Corporation by the Blackstone Funds in connection with the Merger and the fact that such financing was committed prior to the execution of the Merger Agreement, as further described in the section of this proxy statement below entitled “— Financing of the Merger”;

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the Company’s ability, under circumstances specified in the Merger Agreement and the Equity Commitment Letter, to specifically enforce the Merger Corporation’s obligations under the Merger Agreement and to cause the Equity Commitment to be funded as contemplated by the Merger Agreement and the Equity Commitment Letter;

•	the fact that the termination fee of $39 million payable by the Company to the Merger Corporation is only payable in certain limited circumstances; and

•	the other terms and conditions of the Merger Agreement, taken as a whole, as discussed in more detail in the section of this proxy statement entitled “The Merger Agreement” beginning on page 83.

In addition, the Continuing Stockholders considered the following procedural factors, which are not presented in any relative order of importance:

•	that the Special Committee, in its assessment and negotiation of the Merger Agreement and the Transactions, was empowered to and did engage independent financial and legal advisors;

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(i) that the Special Committee unanimously determined that the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, were advisable, fair to Unaffiliated Security Holders, and in the best interests of the Company and its Public Stockholders and (ii) that the Special Committee recommended to the Board that the Board (a) approve the Merger Agreement and the Transactions, including the Merger, (b) recommend the adoption and approval of the Merger Agreement and the Transactions, including the Merger, to the stockholders of the Company and (c) approve the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein;

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that the Special Committee consists solely of independent and disinterested directors constituting a majority of the directors who are not affiliated with the Buyer Group and who were able to evaluate and negotiate on behalf of the Public Stockholders with the Buyer Group;

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that the Special Committee held 12 formal meetings over approximately two months (as well as a number of informal meetings, including meetings prior to its formation) to discuss and evaluate the Buyer Group’s proposals and the Transactions and that each member of the Special Committee was actively engaged in the process;

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that the compensation provided to the members of the Special Committee in respect of their services was not contingent on the Special Committee approving any transaction or documents, including the Merger Agreement;

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that the financial and other terms and conditions of the Transactions were the product of extensive negotiations that took place over the course of months between the Special Committee, with the assistance of its independent legal and financial advisors, on the one hand, and the Buyer Group and its representatives, on the other hand;

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that the entry into any Proposed Transaction was contingent on the approval of the Company’s disinterested stockholders and, consistent therewith, that the terms and conditions of the Transactions, including the Merger, are subject to receipt of the Company Stockholder Approvals, including the Majority of the Minority Vote; and

•	the fact that the Special Committee’s evaluation of the Merger Agreement and the Merger encompassed all the factors discussed in this proxy statement.

The Continuing Stockholders also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed Merger, including:

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the fact that, following the closing of the Transactions should they close, the Public Stockholders will not participate in any further future growth potential or benefit from any future increase in the value of the Company;

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the possibility that, although the Merger provides the Company stockholders the opportunity to realize a premium to the price at which Company Class A Common Stock traded prior to the public announcement of the Merger, the price of Company Class A Common Stock might have increased in the future to a price greater than the Merger Consideration;

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the possibility that, at some future time, the Buyer Group could sell some or all of the Company or its securities, businesses or assets to one or more purchasers at a valuation higher than the valuation implied by the Transactions, and that the Public Stockholders would not be able to directly participate in or benefit from such a sale;

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the possibility that not all conditions to the Merger will be timely satisfied or waived and that the Transactions will not be timely consummated (or at all) and the potential negative effects on the Company’s business, operations, financial results and stock price;

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the possibility that the trading price of Company Class A Common Stock may decline to the extent that its market price currently reflects positive market assumptions that the Merger will be consummated;

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the potential negative impact on the Company’s ability to attract, hire and retain key employees, as current and prospective employees may experience uncertainty about their future roles with the Company following the Merger;

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the potential disruption to the Company’s business and distraction of its workforce and management team from day-to-day operations and from pursuing other opportunities that could be beneficial to the Company;

•	reputational harm to the Company’s relationships with investors, customers, business partners and other third parties due to the adverse perception of any failure to successfully complete the Merger;

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the restrictions on the conduct of the Company’s business prior to the consummation of the Merger, which may delay or prevent the Company from undertaking certain significant business opportunities that may arise or any other action that it might otherwise take with respect to the operations and strategy of the Company, even if such actions would prove beneficial to the Company;

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the possibility that the Company’s obligation to pay a termination fee of $39 million to the Merger Corporation upon the termination of the Merger Agreement under certain circumstances could discourage other potential acquirors from making an alternative proposal to acquire the Company;

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the risk that the Company could incur significant costs and material delays resulting from any required waiting periods under the HSR Act and other clearances, consents and approvals necessary for consummation of the Merger;

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the significant costs involved in connection with entering into the Merger Agreement and consummating the Transactions (many of which are payable whether or not the Transactions are consummated) and the substantial time and effort of Company management required to complete the Transactions, which may disrupt its business operations and have a negative effect on its financial results;

•	the risk of litigation arising from stockholders of the Company in respect of the Merger Agreement or the Transactions; and

•	the fact that the receipt of cash in exchange for shares of Company Class A Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes.

The foregoing discussion of the information and factors considered and given weight by the Continuing Stockholders in connection with the fairness of the Merger is not intended to be exhaustive but is believed to include all material factors considered by them. The Continuing Stockholders did not find it practicable to assign, nor did they assign, specific relative weights to the individual foregoing factors that they considered in reaching their conclusion as to the fairness of the Merger to the Unaffiliated Security Holders.

The Continuing Stockholders believe that these factors provide a reasonable basis for their belief that the Merger is advisable, fair to and in the best interests to the Unaffiliated Security Holders. This belief should not, however, be construed as a recommendation to any of the Company stockholders to approve the Merger Agreement. The Continuing Stockholders do not make any recommendation as to how Company stockholders should vote their shares of Company Common Stock relating to the Merger.

Plans for the Company After the Merger

Following consummation of the Merger, the Merger Corporation will have been merged with and into the Company, with the Company surviving the Merger. The Surviving Company will be collectively owned, directly or indirectly, by (i) Continuing Stockholders and (ii) the other holders of Continuing Shares (if any). The shares of Company Common Stock are currently listed on Nasdaq and registered under the Exchange Act.

Following consummation of the Merger, there will be no further market for the shares of Company Class A Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Company Class A Common Stock will be delisted from Nasdaq and deregistered under the Exchange

Act and will cease to be publicly traded. In light of there being no further market for the shares of Company Class A Common Stock after the Effective Time, the Continuing Stockholders expect to cause the Surviving Company to establish a tender process to provide at least partial liquidity to employee stockholders on a periodic basis.

The Continuing Stockholders currently anticipate that the Company’s operations following consummation of the Merger will initially be conducted substantially as they are currently being conducted, except that the Company will cease to be a public company and will instead be collectively owned, directly or indirectly, by (i) Continuing Stockholders and (ii) the other holders of Continuing Shares (if any). The Continuing Stockholders intend to work with the Company to make long-term investments in the Company’s AI capabilities.

From and after the Effective Time, the officers of the Company immediately prior to the Effective Time will be the initial officers of the Surviving Company and the directors of the Merger Corporation immediately prior to the Effective Time will be the initial directors of the Surviving Company, in each case to hold office, from and after the Effective Time, in accordance with the certificate of incorporation and bylaws of the Surviving Company until their respective successors shall have been duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the DGCL or the certificate of incorporation and bylaws of the Surviving Company, as the case may be.

Certain Effects of the Merger

If the Company Stockholder Approvals are obtained, the other conditions to the closing of the Merger are either satisfied or waived (to the extent permitted by applicable law) and the Merger is consummated, the Merger Corporation will be merged with and into the Company upon the terms set forth in the Merger Agreement and in accordance with the DGCL, the separate corporate existence of the Merger Corporation will thereupon cease and the Company will be the surviving corporation in the Merger. As the Surviving Company, the Company will continue to exist following the Merger owned, directly or indirectly, by (i) the Continuing Stockholders and (ii) the other holders of Continuing Shares (if any).

At the Effective Time, each share of Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time (other than any Excluded Shares, any Continuing Shares and any Dissenting Shares) will be converted automatically into the right to receive an amount in cash equal to $16.50 per share, without interest and subject to any applicable withholding taxes required by law. Company stockholders of record and beneficial owners who properly and validly exercise and do not withdraw their appraisal rights will have a right to receive payment of the “fair value” of their shares of Company Common Stock as determined pursuant to an appraisal proceeding, as contemplated by Section 262. For more information, please see the section of this proxy statement entitled “— Appraisal Rights.”

At the Effective Time, each share held by the Company as treasury stock or owned by any direct or indirect wholly-owned subsidiary of the Company (the “Excluded Shares”) in each case, immediately prior to the Effective Time, shall automatically be cancelled and shall cease to exist, and no payment or distribution shall be made with respect thereto.

At the Effective Time, each share (i) owned by the Merger Corporation, any direct or indirect wholly-owned subsidiary of the Merger Corporation or the Continuing Stockholders or, to the extent designated in writing by the Merger Corporation to the Company at least five business days prior to the Effective Time, any affiliate of the Merger Corporation or (ii) in respect of which the holder thereof, the Merger Corporation and, prior to the receipt of the Company Stockholder Approvals, the Company (acting at the direction of the Special Committee) have agreed following the date of the Merger Agreement that such shares will not be cancelled (such approval, if required, not to be unreasonably withheld, conditioned or delayed) (such shares described in clauses (i) and (ii), collectively, the “Continuing Shares”) will be unaffected by the Merger and shall remain outstanding (x) in the case of any Continuing Share that is a share of Company Class A Common Stock, as a share of Class A Common Stock, par value $0.01 per share, of the Surviving Company and (y) in the case of any Continuing Share that is a share of Company Class B Common Stock, as a share of Class B Common Stock, par value $0.01 per share, of the Surviving Company, and in the case of each of (x) and (y) no payment or distribution will be made with respect thereto.

If the Merger is consummated, persons who do not wish to accept the Merger Consideration are entitled to seek appraisal of their shares of Company Common Stock under Section 262 and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their shares of Company Common Stock exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value. For more information, please see the section of this proxy statement entitled “— Appraisal Rights.”

Following the Merger, all Company Common Stock will be beneficially owned by (i) the Continuing Stockholders and (ii) the other holders of Continuing Shares (if any) and none of the other holders of Company Common Stock prior to the Merger will, by virtue of the Merger, have any ownership interest in, or be a stockholder of, the Company or the Surviving Company. As a result, the holders of Company Common Stock prior to the Merger, other than the Continuing Stockholders and other holders of Continuing Shares (if any), will no longer benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of the Company following the Merger. Following the Merger, the Continuing Stockholders and any other holders of Continuing Shares will benefit from any increase in the Company’s value and also will bear the risk of any decrease in the Company’s value.

Please see the section of this proxy statement entitled “The Merger Agreement — Consideration To Be Received in the Merger” beginning on page 85.

For information regarding the effects of the Merger on the Company’s outstanding equity awards, please see the section below entitled “— Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 75 and the section of this proxy statement entitled “The Merger Agreement — Treatment of Company Equity Awards” beginning on page 85.

Shares of Company Class A Common Stock are currently registered under the Exchange Act and listed on Nasdaq under the trading symbol “TASK.” Following the consummation of the Merger, shares of Company Class A Common Stock are expected to be delisted and will no longer be traded on Nasdaq or any other public market. In addition, the registration of the Company Common Stock under the Exchange Act is expected to be terminated, and, upon such termination, the Company will no longer be required to file periodic and other reports with the SEC with respect to the Company Common Stock.

Effects on the Company if the Merger Is Not Consummated

In the event that the Company Stockholder Approvals are not obtained or if the Merger is not consummated for any other reason, the Company stockholders will not receive any payment for their shares of Company Common Stock in connection with the Merger. Instead, the Company will remain an independent public company, the Company Class A Common Stock will continue to be listed and traded on Nasdaq, the Company Common Stock will continue to be registered under the Exchange Act, the Company will continue to file periodic reports with the SEC and the Company stockholders will continue to own their shares of Company Common Stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Company Common Stock.

If the Merger is not consummated, there is no assurance as to the effect of these risks and opportunities on the future value of your Company Common Stock, including the risk that the market price of the Company Common Stock may decline to the extent that the current market price of the Company Common Stock reflects a market assumption that the Merger will be consummated. If the Merger is not consummated, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition, earnings or prospects of the Company will not be adversely impacted. Pursuant to the Merger Agreement, under certain circumstances the Company is permitted to terminate the Merger Agreement in order to enter into an alternative transaction. Please see the section of this proxy statement entitled “The Merger Agreement — Termination of the Merger Agreement” beginning on page 110.

Under certain circumstances, if the Merger is not consummated, the Company may be obligated to pay to the Merger Corporation a $39 million termination fee. Please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees” beginning on page 111.

Financing of the Merger

In addition to cash available on the Company’s balance sheet and any debt financing obtained in connection with the Merger, we anticipate that $330 million in the aggregate of equity financing pursuant to the Equity Commitment Letter provided by the Blackstone Funds will also be available to consummate the Merger (which includes the funds that will be used to pay the aggregate Merger Consideration and pay all fees, costs and expenses required to be paid by the Merger Corporation at or prior to the Closing in connection thereto). The Blackstone Funds do not require additional sources of funding in order to consummate the Merger. The Merger Corporation has received the aggregate Equity Commitment for the equity financing from the Blackstone Funds as described below in the section of this proxy statement entitled “— Equity Financing.”

The completion of the Merger is not subject to any financing condition. For more information, please see the section entitled “The Merger Agreement — Financing Cooperation” beginning on page 102.

Equity Financing

Pursuant to the Equity Commitment Letter, the Blackstone Funds have committed to contribute or cause to be contributed to the Merger Corporation an aggregate amount in cash up to $330 million, severally (and not jointly or jointly and severally), solely to fund the obligations thereunder.

Funding of the Equity Commitment by each Blackstone Fund is subject to the terms of the Equity Commitment Letter, including, in each case, the requirements that the following occur: (i) the satisfaction (or waiver by the Merger Corporation) of each of the conditions precedent to the obligations of the Merger Corporation and the mutual obligations of the parties to the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to such conditions being capable of being satisfied at the Closing) and (ii) the substantially concurrent consummation of the Closing in accordance with the terms of the Merger Agreement.

The obligation of each Blackstone Fund to fund its pro rata percentage of the Equity Commitment will terminate automatically and immediately upon the earliest to occur of: (i) the consummation of the Closing, (ii) the valid termination of the Merger Agreement in accordance with its terms and (iii) the Company or any of its affiliates or any representatives of the foregoing (including the Special Committee), directly or indirectly, asserting any claim or commencing any action at law or equity against (x) any Blackstone Fund under or in connection with the Merger Agreement or any of the Transactions or (y) certain related parties of the Blackstone Funds and the Merger Corporation or certain related parties of any such related party in connection with the Merger Agreement or any of the Transactions, except, in the case of clause (x), (a) claims for breach or seeking to prevent a breach of the Confidentiality Agreement (as defined in the section of this proxy statement entitled “The Merger Agreement — No Solicitation; Change in Board Recommendation”) or a Voting Agreement, in each case solely pursuant to the terms and subject to the conditions thereof, (b) claims by the Company against the Merger Corporation under, and subject to the terms of, the Merger Agreement (pursuant to the terms thereof) and (c) claims by the Company seeking an injunction or other specific performance against any Blackstone Fund under the Equity Commitment Letter to the extent permitted thereunder. The Blackstone Funds may reduce the amount funded under the Equity Commitment Letter (including to zero) to the extent the amounts committed under the Equity Commitment Letter are not required to fund the Merger Consideration, provided that any such reduction will (i) only occur simultaneously with the consummation of the Closing and the payment of the Required Amount (as defined in the Merger Agreement) and (ii) solely to the extent that, after giving effect to any such reduction, the Merger Corporation would still be able to consummate the Transactions (including, for the avoidance of doubt, payment of the Required Amount).

The Merger Agreement does not include any financing-related closing conditions. Pursuant to the terms and conditions of the Merger Agreement, the Merger Corporation will, and will cause each of its affiliates to, use its reasonable best efforts to obtain and consummate the Equity Commitment at or prior to the Effective Time on the terms and subject only to the conditions expressly set forth in the Equity Commitment Letter.

The Company is an express third party beneficiary of the right granted to the Merger Corporation to specific performance under the Equity Commitment Letter and is entitled (i) to seek to enjoin the assignment or amendment or waiver of the Equity Commitment Letter without the consent of the Company (acting at the direction of the Special Committee) to the extent such consent is expressly required under the Equity Commitment Letter and (ii) to enforce the Merger Corporation’s rights to specific performance of the Blackstone Funds to fund their respective equity financing obligations under the Equity Commitment Letter, subject to the terms thereof, if the Company is entitled to specific performance of the Merger Corporation’s obligation to cause the Equity Commitment to be funded pursuant to the Merger Agreement.

Appraisal Rights

If the Merger is consummated, persons who do not wish to accept the Merger Consideration are entitled to seek appraisal of their shares of Company Common Stock under Section 262 and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their shares of Company Common Stock exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares of Company Common Stock as determined by the Delaware Court may be more or less than, or the same as, the Merger Consideration that you are otherwise entitled to receive under the Merger Agreement. These rights are known as “appraisal rights.” This proxy statement serves as a notice of such appraisal rights pursuant to Section 262.

A copy of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary may not contain all of the information regarding the law relating to appraisal rights that is important to you and is qualified in its entirety by the full text of Section 262 and any amendments thereto after the date of this proxy statement, which is incorporated herein by reference. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal and financial advisors before electing or attempting to exercise such rights. The following summary does not constitute legal or other advice, nor does it constitute a recommendation that persons seek to exercise their appraisal rights under Section 262. Failure to comply timely and properly with the requirements of Section 262 will result in the loss of a person’s appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration under the Merger Agreement.

Persons who exercise appraisal rights under Section 262 will not receive the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. They will receive an amount determined to be the “fair value” of their shares of Company Common Stock following petition to, and an appraisal by, the Delaware Court. Persons considering seeking appraisal should recognize that the fair value of their shares of Company Common Stock determined under Section 262 could be more than, the same as or less than the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.

A holder of record or a beneficial owner of shares of Company Common Stock who (i) makes a valid demand for an appraisal of such holder’s or beneficial owner’s shares of Company Common Stock, (ii) continuously holds or beneficially owns, as applicable, such shares on and from the date of the making of the demand through the Effective Time, (iii) has not consented to or otherwise voted in favor of the Merger or otherwise withdrawn, lost or waived his, her or its appraisal rights, (iv) strictly complies with all other procedures for exercising appraisal rights under Section 262, (v) does not thereafter withdraw his, her or its demand for appraisal of such shares or otherwise lose his, her or its rights to seek appraisal and (vi) is in the case of a beneficial owner, a person who (A) reasonably identifies in his, her or its demand the holder of record of the shares of Company Common Stock for which the demand is made, (B) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (C) provides an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List, will be entitled to receive the fair value of his, her or its shares of Company Common Stock exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value.

Section 262 requires that where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days before the meeting to vote on the merger, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available. Such notice must include either a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes the Company’s notice to our stockholders that appraisal rights are available in connection with the Merger, in compliance with the requirements of Section 262. If you wish to exercise your appraisal rights or you wish to preserve your right to do so, you should carefully review the text of Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. Failure to comply timely and properly with the requirements of Section 262 will result in the loss of your appraisal rights under the DGCL.

If you wish to exercise the right to seek an appraisal of your shares of Company Common Stock, you must satisfy each of the following conditions: you must deliver to the Company a written demand for appraisal of your shares of Company Common Stock before the taking of the vote on the Merger, which demand must reasonably inform us of the identity of the holder of record or beneficial owner of shares of Company Common Stock who intends to demand appraisal of his, her or its shares of Company Common Stock and, for beneficial owners only, such demand must reasonably identify the record holder of the shares of Company Common Stock for which demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be, and must provide an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List and that you intend to demand the appraisal of your shares; you must not vote or submit a proxy in favor of the proposal to adopt the Merger Agreement; you must hold or beneficially own your shares of Company Common Stock or which you wish to seek an appraisal on the date of making such demand and continuously hold or beneficially own such shares through the Effective Time; and you must comply with the other applicable requirements of Section 262.

Additionally, you or the Surviving Corporation must file a petition in the Delaware Court requesting a determination of the fair value of the shares of Company Common Stock within 120 days after the Effective Time. The Surviving Corporation is under no obligation to file such a petition and neither the Company, as the predecessor of the Surviving Corporation, nor the Surviving Corporation, has any intention of doing so. A

Company stockholder or beneficial owner who elects to exercise appraisal rights must mail his, her or its written demand for appraisal to the following address:

TaskUs, Inc.

1650 Independence Drive, Suite 100

New Braunfels, Texas 78132

Attention: Claudia Walsh

General Counsel & Corporate Secretary

If the holder of record is submitting a demand with respect to shares of Company Common Stock that are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, the demand must be executed by or on behalf of the record owner in that capacity, and if the shares of Company Common Stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, such agent must identify the record owner or owners and expressly disclose in such demand that the agent is acting as agent for the record owner or owners of such shares of Company Common Stock. A record holder who holds shares of Company Common Stock as a nominee for others, such as a broker, fiduciary, depositary or other nominee, may exercise appraisal rights with respect to the shares of Company Common Stock held for all or less than all beneficial owners of shares of Company Common Stock as to which such person is the record owner. In such case, the demand must set forth the number of shares of Company Common Stock covered by such demand. Where the number of shares of Company Common Stock is not expressly stated, the demand will be presumed to cover all shares of Company Common Stock outstanding in the name of such record owner.

Within 10 days after the Effective Time, the Surviving Company must give written notice that the Merger has become effective and the Effective Time thereof to (i) each stockholder who has properly delivered a written demand for appraisal and who did not vote in favor of the proposal to adopt the Merger Agreement and (ii) any beneficial owner who has demanded appraisal under Section 262. At any time within 60 days after the Effective Time, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw such person’s demand for appraisal and accept the Merger Consideration specified by the Merger Agreement for that person’s shares of Company Common Stock by delivering to the Surviving Company a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the Surviving Corporation. Within 120 days after the Effective Time, but not thereafter, the Surviving Company and any person who has properly and timely demanded appraisal and otherwise complied with Section 262 and who is otherwise entitled to appraisal rights may commence an appraisal proceeding by filing a petition in the Delaware Court, with a copy served on the Surviving Company in the case of a petition filed by a person, demanding a determination of the fair value of the shares of Company Common Stock held by all persons entitled to appraisal. There is no present intent on the part of the Company or the Surviving Company to file an appraisal petition and persons seeking to exercise appraisal rights should assume that the Company and the Surviving Company will not file such a petition or initiate any negotiations with respect to the fair value of the shares of Company Common Stock. Accordingly, persons who desire to have their shares of Company Common Stock appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. If, within 120 days after the Effective Time, no petition has been filed as provided above, all rights to appraisal will cease and any person that previously demanded appraisal will become entitled only to the Merger Consideration under the Merger Agreement.

In addition, within 120 days after the Effective Time, any person who has theretofore complied with the applicable provisions of Section 262 will be entitled, upon written request, to receive from the Surviving Company a statement setting forth the aggregate number of shares of Company Common Stock not voted in favor of the Merger Agreement Proposal and with respect to which demands for appraisal were received by the Surviving Company and the aggregate number of stockholders of record or beneficial owners of such shares.

Such statement must be given within 10 days after the written request therefor has been received by the Surviving Company or within 10 days after the expiration of the period for the delivery of demands as described above, whichever is later.

Upon the filing of a petition by a person, service of a copy of such petition shall be made upon the Surviving Company. The Surviving Company shall be required to, within 20 days after such service, file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal of their shares of Company Common Stock and with whom the Surviving Company has not reached agreements as to the value of such shares (the “Chancery List”). The Register in Chancery, if so ordered by the Delaware Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the Surviving Company and to all such persons set forth on the Chancery List.

If a petition for an appraisal is timely filed by a person, at the hearing on such petition, the Delaware Court will determine which persons have complied with Section 262 and have become entitled to appraisal rights provided thereby. The Delaware Court may require the persons who have demanded an appraisal of their shares of Company Common Stock and who hold shares of Company Common Stock represented by certificates to submit their certificates of shares to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Delaware Court may dismiss the proceedings as to such person. The Delaware Court will dismiss appraisal proceedings as to all holders of shares of a class or series that, immediately prior to the closing of the merger, were listed on a national securities exchange and who are otherwise entitled to appraisal rights unless (i) the total number of shares entitled to appraisal exceeds one percent (1%) of the outstanding shares of the class or series eligible for appraisal or (ii) the value of the consideration provided in the merger for such total number of shares exceeds $1 million. We refer to these conditions as the “ownership thresholds.” Given that the Company Class A Common Stock is listed on Nasdaq (and assuming such shares remain so listed up until the closing of the Merger), the Delaware Court will dismiss any appraisal proceedings as to all holders of Company Class A Common Stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is satisfied.

Upon application by the Surviving Company or any person entitled to participate in the appraisal proceedings, the Delaware Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the Chancery List may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.

Where proceedings are not dismissed, the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court will determine the fair value of the shares of Company Common Stock held by the persons entitled to an appraisal, taking into account all relevant factors, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court, in its discretion, determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the Surviving Company may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue after such payment only on the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares of Company Common Stock as determined by the Delaware Court, and (ii) interest theretofore accrued, unless paid by the Surviving Company at that time. The Surviving Company is under no obligation to make such voluntary cash payment prior to such entry of judgment.

When the fair value of the shares of Company Common Stock is determined, the Delaware Court will direct the payment of such value, with interest thereon, if any, by the Surviving Company to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court may order. The Delaware Court’s decree may be enforced as other decrees in such Delaware Court may be enforced.

Although the Company believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value of the shares of Company Common Stock as determined by the Delaware Court and persons should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262. Moreover, the Surviving Company does not anticipate offering more than the Merger Consideration to any person exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of the relevant shares of Company Common Stock is less than the Merger Consideration.

In determining “fair value,” the Delaware Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which were known or could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting person’s exclusive remedy.

The cost of the appraisal proceeding may be determined by the Delaware Court and taxed upon the parties as the Delaware Court deems equitable in the circumstances. However, costs do not include attorneys’ and expert witness fees. Each person is responsible for his, her or its attorneys’ and expert witness fees, although, upon application of a person whose name appears on the Chancery List who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court may order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ and expert witness fees, be charged pro rata against the value of all shares of Company Common Stock entitled to appraisal not dismissed pursuant to Section 262(k) of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under Section 262(k) of the DGCL. Determinations by the Delaware Court are subject to appellate review by the Delaware Supreme Court.

Any person who has duly demanded appraisal in compliance with Section 262 will not be entitled to vote for any purpose any shares of Company Common Stock subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to Company holders of record at a date prior to the Effective Time.

No appraisal proceeding in the Delaware Court shall be dismissed as to any person without the approval of the Delaware Court, and such approval may be conditioned upon such terms as the Delaware Court deems just, including without limitation, a reservation of jurisdiction for any application to the Delaware Court made under Section 262(j) of the DGCL; provided, however, that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined such a proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after the Effective

Time. If no petition for appraisal is filed with the Delaware Court within 120 days after the Effective Time, all rights to appraisal will cease and any person that previously demanded appraisal will become entitled only to the Merger Consideration under the Merger Agreement.

To the extent there are any inconsistencies between the foregoing summary, on the one hand, and Section 262, on the other hand, Section 262 will govern.

Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.

Interests of the Company’s Directors and Executive Officers in the Merger

The Company’s directors and executive officers have financial interests in the Merger that may be different from, or in addition to, the interests of the Company stockholders generally. The Board was aware of and considered these interests in reaching the determination to approve the execution, delivery and performance by the Company of the Merger Agreement and to recommend that Company stockholders approve the Merger Agreement Proposal. The Company’s Co-Founder and Chief Executive Officer Bryce Maddock and Co-Founder and President Jaspar Weir, together with entities they control, are Continuing Stockholders and will remain controlling stockholders of the Company after the consummation of the Merger.

The Company’s executive officers for purposes of the discussion below are Bryce Maddock (Chief Executive Officer, Co-Founder and Chairperson), Jaspar Weir (President, Co-Founder and Director), Balaji Sekar (Chief Financial Officer), Jarrod Johnson (Chief Customer Officer), Stephan Daoust (Chief Operating Officer) and Claudia Walsh (General Counsel and Corporate Secretary).

Treatment of Company Equity Awards

Unless otherwise agreed between a holder of a Company equity award and the Merger Corporation, each Company equity award outstanding as of immediately prior to the Effective Time will be treated as follows:

Each Company Option granted pursuant to a Company Stock Plan that is vested will be cancelled and converted into a right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the Merger Consideration, less the exercise price per share, multiplied by the number of shares of Company Common Stock subject to such Company Option. Such amount will be paid on the next payroll date that is at least five business days after the Effective Time.

Each Company Option that is unvested will remain outstanding at the Effective Time without any cash payment or other consideration and will be subject to the same terms and conditions as were applicable to such Company Option immediately prior to the Effective Time (except for changes to terms rendered inoperative or no longer applicable due to the Company ceasing to be listed on Nasdaq or for such other administrative or ministerial changes).

Notwithstanding the foregoing, any Company Option (whether vested or unvested) with an exercise price per share equal to or greater than the Merger Consideration will be cancelled for no consideration.

Each award of (i) Company RSUs that is vested but unsettled, (ii) Company RSUs held by non-executive directors (whether vested or unvested) and (iii) Company PSUs for which the applicable performance period is completed in accordance with its terms but unsettled, in each case, will be cancelled and converted into a right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the number of shares underlying such award, multiplied by the Merger Consideration (with the number of shares underlying an award of Company PSUs determined based on actual performance). Such amount will be paid on the next payroll date that is at least five business days after the Effective Time.

Each award of (i) Company RSUs that is unvested and (ii) Company PSUs for which the applicable performance period is not completed, in each case, will continue to remain outstanding at the Effective Time without any cash payment or other consideration and will be subject to the same terms and conditions as were applicable to such award immediately prior to the Effective Time (except for (i) amendments to the terms of certain Company RSUs and Company PSUs held by Mr. Maddock as further described below and (ii) changes to terms rendered inoperative or no longer applicable due to the Company ceasing to be listed on Nasdaq or for such other administrative or ministerial changes).

In addition, as of the Effective Time, each award of Company RSUs (the “Maddock RSUs”) held by Mr. Maddock that will continue to remain outstanding at the Effective Time as described above will be amended to provide that, upon his termination of employment by the Surviving Company without Cause or his resignation for Good Reason, or due to his death or Disability (as such terms are defined in the applicable equity plan or award agreement), the Maddock RSUs will become fully vested upon such termination, provided that they will be settled in accordance with their original vesting date(s).

Further, as of the Effective Time, each award of Company PSUs granted in June 2024 (the “Maddock PSUs”) held by Mr. Maddock that will continue to remain outstanding at the Effective Time as described above will be amended such that they will no longer be subject to stock price compounded annual growth rate performance goals, but will be subject to adjusted EBITDA and revenue performance goals. 50% of the Maddock PSUs will be subject to achievement of adjusted EBITDA targets and the other 50% will be subject to achievement of revenue targets, in each case, over two one-year calendar performance periods (i.e., 2025 and 2026), and subject to continued employment through the last day of the applicable performance period. The Maddock PSUs will also be amended to provide that, (i) upon a Change in Control (as defined in the applicable equity plan), any Maddock PSUs attributable to completed performance periods will become vested and settled as of the Change in Control based on actual performance and (ii) upon his termination of employment by the Surviving Company without Cause or his resignation for Good Reason, or due to his death or Disability (as such terms are defined in the applicable equity plan or award agreement), the Maddock PSUs will remain eligible to vest at the end of the applicable performance period(s) based on actual performance.

The following table sets forth, for our current executive officers and non-executive directors, the aggregate number and value of shares of Company Common Stock subject to outstanding (i) Company Options, (ii) Company PSUs (assuming achievement of performance goals at target levels) and (iii) Company RSUs, in each case as of May 31, 2025.

Name	Company Options (#)	Value of Company Options ($)(1)	Company PSUs (#)	Value of Company PSUs ($)(1)	Company RSUs (#)	Value of Company RSUs ($)(1)
Current Non-Executive Directors
Amit Dixit	—	—	—	—	—	—
Susir Kumar	—	—	—	—	12,491	$206,102
Mukesh Mehta	—	—	—	—	—	—
Jacqueline Reses	214,089	$3,033,641	—	—	12,491	$206,102
Kelly Tuminelli	—	—	—	—	12,491	$206,102
Michelle Gonzalez	—	—	—	—	12,491	$206,102
Jill Greenthal	—	—	—	—	12,491	$206,102
Current Executive Officers
Bryce Maddock	816,007	—	2,055,939	$33,922,994	532,230	$8,781,795
Jaspar Weir	638,192	—	1,733,058	$28,595,457	145,432	$2,399,628
Balaji Sekar	286,843	—	52,390	$864,435	226,195	$3,732,218
Jarrod Johnson	325,319	—	118,747	$1,959,326	226,826	$3,742,629
Stephan Daoust	284,361	—	52,390	$864,435	175,563	$2,896,790
Claudia Walsh	246,834	—	34,053	$561,875	147,418	$2,432,397

(1)	Dollar values are calculated based on the Merger Consideration of $16.50 per share and is net of any applicable exercise prices.

Director Compensation

The Company will continue to provide compensation to its non-executive directors in the ordinary course of business consistent with past practice.

The members of the Special Committee received compensation in an amount in cash equal to $100,000 per member in consideration of the time and effort required of the members of the Special Committee to, among other things, review, evaluate and negotiate (or oversee the negotiation of) the Merger Agreement and the Transactions, including the Merger and any other Potential Transaction.

Arrangements with the Merger Corporation

Prior to the Effective Time, the Company’s directors or executive officers may enter into discussions with the Merger Corporation or its affiliates regarding future compensation arrangements, which may include the Merger Corporation’s or its affiliates’ expectations regarding future compensation arrangements. As of the date of this proxy statement, other than the changes to the Maddock RSUs and Maddock PSUs provided for in the Merger Agreement, none of the Company’s directors or executive officers has entered into any such agreement or arrangement with the Merger Corporation or any of its affiliates regarding employment, or providing for any compensation or benefits, following the Effective Time, and the Merger is not conditioned upon any such agreement, arrangement or understanding being entered into.

Director and Officer Indemnification

Pursuant to the terms of the Merger Agreement, present and former members of the Board and officers of the Company will be entitled to certain ongoing indemnification and coverage under directors’ and officers’

liability insurance policies following the Merger. For a more detailed description of the provisions of the Merger Agreement relating to director and officer indemnification, please see the section of this proxy statement entitled “The Merger Agreement — Directors’ and Officers’ Indemnification and Insurance” beginning on page 105.

Other Interests

The following directors of the Company currently have employment relationships or other compensation arrangements with Blackstone:

•	Amit Dixit serves as the Senior Managing Director and the Head of Asia Private Equity of Blackstone; and

•	Mukesh Mehta serves as a Senior Managing Director in the Private Equity Group of Blackstone.

In addition, Susir Kumar holds less than 1% of the limited partnership interests of BCP FC Aggregator L.P. As a retired Senior Managing Director of Blackstone, Jill Greenthal continues to hold less than 1% of the equity interests in certain Blackstone entities, but holds no equity interest in BCP FC Aggregator L.P.

Material U.S. Federal Income Tax Consequences of the Merger

The following discussion summarizes the material U.S. federal income tax consequences to U.S. holders and non-U.S. holders (each as defined below) with respect to the disposition of Company Common Stock pursuant to the Merger. This discussion is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences of the Merger and does not address consequences to holders of Company equity awards. This discussion is based upon the provisions of the Code, the U.S. Treasury regulations issued under the Code (the “Treasury Regulations”), and administrative rulings and court decisions in effect as of the date of this proxy statement, all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such change or interpretation could affect the accuracy of the statements and conclusions set forth herein. This discussion is not binding on the Internal Revenue Service or a court and there can be no assurance that the tax consequences described in this discussion will not be challenged by the Internal Revenue Service or that they would be sustained by a court if so challenged. No ruling has been or will be sought from the Internal Revenue Service, and no opinion of counsel has been or will be rendered, as to the U.S. federal income tax consequences of the Merger.

This discussion is limited to holders of Company Common Stock who hold their shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of Company Common Stock in light of such holder’s particular circumstances, nor does it discuss any special considerations applicable to holders of Company Common Stock subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions or broker-dealers, mutual funds, partnerships, S corporations or other pass-through entities and their partners or members, tax-exempt organizations, retirement or other tax-deferred accounts, insurance companies, dealers in securities or non-U.S. currencies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, U.S. expatriates, holders who acquired their shares of Company Common Stock as a result of the exercise of options, vesting of units or otherwise as compensation, holders subject to any alternative minimum tax, holders who hold their shares of Company Common Stock as part of a hedge, straddle, constructive sale or conversion transaction, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, holders of any class of stock other than Company Common Stock, holders who prepare an “applicable financial statement” (as defined in Section 451 of the Code) and holders who own or have owned (directly, indirectly or constructively) 5% or more of the Company Common Stock (by vote or value) at any time. In addition, this discussion does not address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction or U.S. federal non-income tax consequences (e.g., the federal estate or gift tax or the application of the Medicare tax on net investment income under Section 1411 of the Code) or any treaty. This discussion does not address the impact of Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”). This discussion does not address the tax consequences of any transaction other than the Merger.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds common stock, the tax treatment of a person treated as a partner in such partnership generally will depend on the status of the partner and activities of the partnership. If you are a partner of a partnership for U.S. federal income tax purposes holding common stock, you should consult your own tax advisor.

All holders should consult their own tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or non-U.S. income and other tax laws or any tax treaty, or any changes in such laws or treaties) of the receipt of cash in exchange for shares of Company Common Stock pursuant to the Merger.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common stock, that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (including any entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•

a trust if (i) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Code, have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source.

A “non-U.S. holder” is a beneficial owner (other than a partnership or an entity or arrangement classified as a partnership) of Company Common Stock that is not a U.S. holder.

U.S. Holders

The receipt of cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received pursuant to the Merger and such U.S. holder’s adjusted tax basis in the shares of Company Common Stock converted into cash pursuant to the Merger. Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the holder’s holding period for such shares exceeds one year as of the date of the Merger. Long-term capital gains for certain non-corporate U.S. holders, including individuals, generally are eligible for a reduced rate of U.S. federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of Company Common Stock at different times or at different prices, such U.S. holder must determine its tax basis, holding period and gain or loss separately with respect to each block of common stock.

A U.S. holder may, under certain circumstances, be subject to information reporting and backup withholding (currently at a rate of 24%) with respect to the cash received pursuant to the Merger, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any, provided that such U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner.

Non-U.S. Holders

Any gain recognized on the receipt of cash pursuant to the Merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, the gain also is attributable to a permanent establishment or, a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a non-U.S. corporation, such corporation may be subject to branch profits tax at the rate of 30% on the effectively connected gain (or such lower rate as may be specified by an applicable income tax treaty);

•

the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to tax at a 30% rate (or a lower applicable income tax treaty rate) on any gain derived from the disposition of the Company Common Stock pursuant to the Merger (other than gain effectively connected with a U.S. trade or business), which such gain may be offset by U.S. source capital losses of the non-U.S. holder, if any, provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses; or

•

the Company is a “United States real property holding corporation” within the meaning of Section 897(c)(2) (“USRPHC”) at any time during the lesser of (i) the five-year period ending on the date the Merger occurs and (ii) the period during which a non-U.S. holder held shares of the Company ending on the date the Merger occurs.

Generally, if the Company is or was a USRPHC during the lesser of the two time periods described above, the non-U.S. holder’s gain (or loss) realized on sale of Company Common Stock for cash will be subject to tax in the United States in the same manner as if such non-U.S. holder was engaged in a trade or business within the United States and such gain (or loss) was effectively connected with the conduct of such trade or business, unless certain exceptions apply. The Company does not believe that it has been or will become a USRPHC. Non-U.S. holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances, including the consequences that could result if the Company is or were to become a USRPHC and the procedures for claiming treaty benefits or otherwise establishing an exemption from U.S. withholding tax with respect to any portion of the cash consideration payable to them pursuant to the Merger.

A non-U.S. holder will be subject to information reporting and, in certain circumstances, backup withholding will apply with respect to the cash received by such holder pursuant to the Merger, unless such non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such holder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder’s U.S. federal income tax liability, if any, provided that such non-U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner.

Regulatory Approvals in Connection with the Merger

Each of the parties to the Merger Agreement intends to, and has obligations to, use reasonable best efforts to obtain any consent, authorization, approval, order, waiting period expiration or termination from, or exemption by, any governmental entity necessary to be obtained prior to the Effective Time and the Company and the Merger Corporation intend to make all required filings as promptly as practicable, in each case, as described in the section of this proxy statement entitled “The Merger Agreement — Reasonable Best Efforts.”

HSR Act Clearance

Consummation of the Merger is subject to the requirements of the HSR Act and the rules promulgated by the FTC, which prevent certain members of the Continuing Stockholders from consummating the Merger until (i) Notification and Report Forms are filed with the DOJ and FTC and (ii) the applicable waiting period is terminated early or expires. Such Notification and Report Forms (other than one required to be filed by the “ultimate parent entity”) were deemed to have been filed with the DOJ and FTC on June 17, 2025.

At any time before or after consummation of the Merger, notwithstanding the termination or expiration of any applicable waiting period under the HSR Act, the DOJ or FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Merger, seeking divestiture of substantial assets of the parties or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the consummation of the Merger, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot be certain that a challenge to the Merger will not be made or that, if a challenge is made, we will prevail.

Additional Approvals

The Company and the Merger Corporation intend to make all required filings under the Exchange Act relating to the Merger and obtain all other approvals and consents that may be necessary to give effect to the Merger.

Delisting and Deregistration of Company Common Stock

If the Merger is consummated, there will be no further market for the shares of Company Common Stock, and the Surviving Company will cause the shares of Company Class A Common Stock to be de-listed from Nasdaq and de-registered under the Exchange Act as promptly as practicable following the Effective Time, and, prior to the Effective Time, the Company will reasonably cooperate with the Merger Corporation with respect thereto.

Litigation Relating to the Merger and the Transactions

Lawsuits may be filed against the Company, the Board or the Company’s officers in connection with the Merger or the Transactions, which could prevent or delay consummation of the Merger and result in substantial costs to the Company, including any costs associated with indemnification obligations of the Company. On May 27, 2025, the Company received a demand letter from a purported stockholder, pursuant to Section 220 of the DGCL, to inspect and copy the Company’s books and records to investigate potential breaches of fiduciary duties by the Board and the officers of the Company in connection with the Transactions. As of the date of the preliminary version of this proxy statement, no lawsuits related to the Transactions have been filed.

Fees and Expenses

The estimated fees and expenses incurred or expected to be incurred by the Company in connection with the Merger are as follows:

Description	Amount
Financial advisory fees and expenses	[	]
Legal, accounting and other professional fees and expenses	[	]
SEC filing fees	[	]
Printing and mailing costs	[	]
Miscellaneous	[	]
Total	[	]

It is also expected that Merger Corporation will incur approximately $[  ] million of legal, other advisory and financing fees in connection with the Merger.

The estimate for legal fees set forth in this proxy statement does not include any amounts attributable to any existing or future litigation challenging the Merger. All expenses incurred in connection with the Merger Agreement, the Transactions, the solicitation of stockholder approvals and all other matters related to the Transactions will be paid by the party incurring such expense, except that expenses incurred in connection with the filing fee for this proxy statement and the Schedule 13E-3 and printing and mailing this proxy statement and the Schedule 13E-3 will be paid by the Company.

Provisions for Unaffiliated Security Holders

No provision has been made to grant the Unaffiliated Security Holders access to the corporate files of the Company, any other party to the Merger Agreement or any of their respective affiliates or to obtain counsel or appraisal services at the expense of the Company or any other such party or affiliate.

THE MERGER AGREEMENT

Explanatory Note Regarding the Merger Agreement

The following summarizes certain material provisions of the Merger Agreement. This summary may not contain all of the information about the Merger Agreement that is important to you and is qualified in its entirety by the full Merger Agreement, attached as Annex A to this proxy statement. We encourage you to read the Merger Agreement carefully and in its entirety, as the rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.

The Merger Agreement is included with this proxy statement only to provide you with information regarding the terms of the Merger Agreement and is not intended to provide you with any factual or operational information regarding the Company or the Merger Corporation or their respective subsidiaries, affiliates or businesses or to modify or supplement any factual or operational disclosures about us contained in this proxy statement or in our public reports filed with the SEC.

In particular, the Merger Agreement and this summary are not intended to be, and should not be relied upon as, disclosures regarding the actual state of any facts and circumstances relating to the Company. The Merger Agreement contains representations, warranties and covenants by each of the parties to the Merger Agreement. These representations, warranties and covenants have been made solely for the benefit of the parties to the Merger Agreement and:

•	have been made only for purposes of the Merger Agreement;

•

have been qualified by certain information in documents filed with, or furnished to, the SEC by the Company, or incorporated by reference into such documents, from or after June 10, 2021 through May 7, 2025;

•

have been qualified by confidential disclosures made by the Company and the Merger Corporation in connection with the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself;

•	may be subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors;

•	were made only as of May 8, 2025 or such other date as is specified in the Merger Agreement; and

•

have been included in the Merger Agreement for the purpose of allocating risk between the Company, on the one hand, and the Merger Corporation, on the other hand, rather than establishing matters as facts.

You should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, the Merger Corporation or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed (and may continue to change) after May 8, 2025, which subsequent developments or new information may or may not be fully reflected in the Company’s public disclosures. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of the Company or the Merger Corporation because the parties may take certain actions that are either expressly permitted pursuant to confidential disclosures made by the Company and the Merger Corporation or as otherwise consented to by the appropriate party, which consent may be given without notice to the public.

Accordingly, the representations, warranties, covenants and other provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. The Company will provide additional disclosure in its public reports of any material information necessary to provide Company stockholders with a materially complete understanding of the disclosures relating to the Merger Agreement. See “Where You Can Find Additional Information” beginning on page 147 of this proxy statement.

Effects of the Merger

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, the Merger Corporation will be merged with and into the Company, the separate corporate existence of the Merger Corporation will thereupon cease, and the Company will continue as the Surviving Company, collectively owned, directly or indirectly, by the Continuing Stockholders and the other holders of Continuing Shares (if any).

Closing and Effective Time

Unless the Merger Corporation and the Company mutually agree in writing otherwise, the Closing will take place remotely at a time to be specified by the parties on the fifth business day following the satisfaction or waiver (to the extent permitted by applicable law) of the applicable conditions set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted by applicable law) of those conditions at the Closing).

On the Closing Date, the Merger Corporation and the Company will cause a certificate of merger to be executed and filed with the Delaware Secretary of State in accordance with the relevant provisions of the DGCL and will make all other filings or recordings required under the DGCL. The Merger will become effective at the time the certificate of merger is duly filed with the Delaware Secretary of State, or such later date and time as is agreed upon by the parties and specified in the certificate of merger.

At the Effective Time, (i) the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, will be amended so as to read in its entirety as set forth in Exhibit B of the Merger Agreement, and (ii) the bylaws of Merger Corporation, as in effect immediately prior to the Effective Time, will be the bylaws of the Surviving Company (except that all references therein to the Merger Corporation will be automatically amended to become references to the Surviving Company).

The Company and the Merger Corporation currently expect to consummate the Merger in the second half of 2025, subject to receipt of the Company Stockholder Approvals, the required regulatory approvals and the satisfaction or waiver (to the extent permitted by applicable law) of the other conditions to the Merger described in the section of this proxy statement entitled “— Conditions of the Merger” below. For additional information, please see the sections of this proxy statement entitled “Special Factors — Regulatory Approvals in Connection with the Merger” beginning on page 80 and “— Reasonable Best Efforts” below.

Directors and Officers of the Surviving Company

The directors of the Merger Corporation immediately prior to the Effective Time will be the directors of the Surviving Company until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the DGCL, the certificate of incorporation and bylaws of the Surviving Company.

The officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Company until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the DGCL, the certificate of incorporation and bylaws of the Surviving Company.

Consideration To Be Received in the Merger

The Merger Agreement provides that, at the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares, any Continuing Shares and any Dissenting Shares) will be automatically canceled and converted into the right to receive an amount in cash equal to $16.50 per share, without interest and subject to applicable withholding taxes required by law. As of the Effective Time, each share of Company Common Stock issued and outstanding as of immediately prior to the Effective Time (other than any Excluded Shares, any Continuing Shares and any Dissenting Shares) will be cancelled and will cease to exist, and will thereafter represent only the right to receive the Merger Consideration to be paid in consideration therefor.

If, between May 8, 2025 and the Effective Time, any change in the outstanding shares of Company Common Stock occurs as a result of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into shares of Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares of Company Common Stock or other like change with respect to shares of Company Common Stock, the Merger Consideration will be equitably adjusted in accordance with the Merger Agreement to reflect the effect thereof.

Excluded Shares

Each Excluded Share, which includes each share held by the Company as treasury stock or owned by any direct or indirect wholly-owned subsidiary of the Company in each case, immediately prior to the Effective Time, will automatically be cancelled at the Effective Time without any conversion thereof and no payment or distribution will be made with respect thereto.

Each Continuing Share, which includes each share (i) owned by the Merger Corporation, any direct or indirect wholly-owned subsidiary of the Merger Corporation or the Continuing Stockholders or, to the extent designated in writing by the Merger Corporation to the Company at least five business days prior to the Effective Time, any affiliate of the Merger Corporation or (ii) in respect of which the holder thereof, the Merger Corporation and, prior to the receipt of the Company Stockholder Approvals, the Company (acting at the direction of the Special Committee) have agreed following the date of the Merger Agreement that such shares will not be cancelled (such approval, if required, not to be unreasonably withheld, conditioned or delayed), will remain outstanding (a) in the case of any Continuing Share that is a share of Company Class A Common Stock, as a share of Class A common stock, par value $0.01 per share, of the Surviving Company and (b) in the case of any Continuing Share that is a share of Company Class B Common Stock, as a share of Class B common stock, par value $0.01 per share, of the Surviving Company, and in the case of each of (a) and (b) no payment or distribution shall be made with respect thereto.

Any shares of Company Common Stock subject to any form of equity-based awards (such as Company RSUs or Company PSUs) and Dissenting Shares will be treated in accordance with the terms of the Merger Agreement. For additional information, see the sections of this proxy statement entitled “— Treatment of Company Equity Awards” and “— Dissenting Shares” below and “Special Factors — Appraisal Rights” beginning on page 70.

Treatment of Company Equity Awards

Each equity award outstanding as of immediately prior to the Effective Time will be treated as follows (unless otherwise agreed in writing between the holder and the Merger Corporation, and as permitted by the Merger Agreement).

Company Options

Each Company Option granted pursuant to a Company Stock Plan that is vested will be cancelled and converted into a right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the Merger Consideration, less the exercise price per share, multiplied by the number of shares of Company Common Stock subject to such Company Option. Such amount will be paid on the next payroll date that is at least five business days after the Effective Time of the Merger.

Each Company Option that is unvested will remain outstanding without any cash payment or other consideration and will be subject to the same terms and conditions as were applicable to such Company Option immediately prior to the Effective Time (except for changes to terms rendered inoperative or no longer applicable due to the Company ceasing to be listed on Nasdaq or for such other administrative or ministerial changes).

Notwithstanding the foregoing, any Company Option (whether vested or unvested) with an exercise price per share equal to or greater than the Merger Consideration will be cancelled for no consideration.

Company RSUs

Each award of (i) Company RSUs that is vested but unsettled and (ii) Company RSUs held by non-executive directors (whether vested or unvested) will be cancelled and converted into a right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the number of shares underlying such award of Company RSUs, multiplied by the Merger Consideration. Such amount will be paid on the next payroll date that is at least five business days after the Effective Time.

Each award of Company RSUs that is unvested will continue to remain outstanding without any cash payment or other consideration and will be subject to the same terms and conditions as were applicable to such award of Company RSUs immediately prior to the Effective Time (except for (i) amendments to the terms of certain Company RSUs held by Mr. Maddock and (ii) changes to terms rendered inoperative or no longer applicable due to the Company ceasing to be listed on Nasdaq or for such other administrative or ministerial changes).

Company PSUs

Each award of Company PSUs for which the applicable performance period is completed in accordance with its terms but unsettled will be cancelled and converted into a right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the number of shares underlying such award of Company PSUs, multiplied by the Merger Consideration (with the number of shares underlying an award of Company PSUs determined based on actual performance). Such amount will be paid on the next payroll date that is at least five business days after the Effective Time.

Each award of Company PSUs for which the applicable performance period is not completed will continue to remain outstanding without any cash payment or other consideration and will be subject to the same terms and conditions as were applicable to such award of Company PSUs immediately prior to the Effective Time (except for (i) amendments to the terms of certain Company PSUs held by Mr. Maddock and (ii) changes to terms rendered inoperative or no longer applicable due to the Company ceasing to be listed on Nasdaq or for such other administrative or ministerial changes).

In addition, each award of Company RSUs and the award of Company PSUs granted in June 2024 held by Mr. Maddock that will continue to remain outstanding at the Effective Time pursuant to above will be amended, as of the Effective Time, to reflect certain termination protections and modifications of certain performance conditions.

For additional information, see the section of this proxy statement entitled “Special Factors — Treatment of Company Equity Awards” beginning on page 75.

Procedures for Receiving Merger Consideration

Prior to the Effective Time, the Merger Corporation will (i) appoint a nationally recognized bank or trust company approved in writing in advance by the Company (such approval not to be unreasonably withheld, conditioned or delayed) to act as the agent (the “Paying Agent”) for the purpose of effecting payments to the holders of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time and entitled to receive the Merger Consideration (collectively, the “Holders”) and (ii) enter into a paying agent agreement, in form and substance reasonably acceptable to the Company and the Merger Corporation, with such Paying Agent for the payment of the Merger Consideration in accordance with the Merger Agreement. All fees and expenses of the Paying Agent will be borne by the Merger Corporation or the Surviving Company, as applicable.

At or prior to the Effective Time, the Merger Corporation (or, in the event that any of the Equity Commitment is consummated, the stockholders of the Merger Corporation will deposit with the Paying Agent the amount of the Equity Commitment so consummated) will deposit, or cause to be deposited, with the Paying Agent, for the benefit of the Holders, cash in an amount that is sufficient to pay the aggregate Merger Consideration (such cash being hereinafter referred to as the “Payment Fund”). To the extent that there are losses with respect to the Payment Fund’s investments, or the Payment Fund diminishes for other reasons below the level required to make prompt payments of the Merger Consideration as contemplated by the Merger Agreement, the Merger Corporation or the Surviving Company, as applicable, shall promptly replace or restore the portion of the Payment Fund lost through investments or other events so as to ensure that the Payment Fund is, at all times, maintained at a level sufficient to make such payments.

At or prior to the Effective Time, (i) the Company will deposit with the Paying Agent an amount in cash (not to exceed an amount that would result in the Company (A) holding Available Cash (as defined in the Merger Agreement) in an amount that would be insufficient for the Company to operate its business or (B) not being solvent prior to, at or immediately after the Effective Time), which amount will be designated by the Merger Corporation no later than two business days prior to the Closing Date and will be satisfied first from any Reserved Amounts (as defined in the section of the proxy statement entitled “The Merger Agreement — Financing Cooperation”) and (ii) in the event that any of the Equity Commitment is consummated, the stockholders of the Merger Corporation will deposit with the Paying Agent the amount of the Equity Commitment so consummated; provided, however, that if the Effective Time does not occur on the scheduled Closing Date, such amount in cash described in clause (i) will be, immediately and without the requirement for any further action by or on behalf of the Company, returned to the Company (unless the Company, acting at the direction of the Special Committee, instructs the Paying Agent otherwise) and such amount in cash described in clause (ii) shall be, immediately and without the requirement for any further action by or on behalf of any person, returned to such stockholders of the Merger Corporation.

Promptly after the Effective Time (and in no event later than two business days thereafter), the Merger Corporation will cause to be mailed (i) to each person who was, at the Effective Time, a Holder of shares of Company Common Stock represented by book-entry (collectively, the “Book-Entry Shares”), instructions for use in effecting the surrender of such Book-Entry Shares in exchange for the Merger Consideration to which such Holder is entitled pursuant to the Merger Agreement and (ii) to each person who was, at the Effective Time, a holder of record of a certificate or certificates (“Certificates”) that represented any shares of Company Common Stock outstanding immediately prior to the Effective Time, a form of letter of transmittal (which (a) will specify that delivery of a Certificate will be effected, and risk of loss and title to such Certificate will pass, only upon delivery of such Certificate to the Paying Agent and (b) will be in such form and have such other customary provisions as the Surviving Company may specify), together with instructions thereto, setting forth, inter alia, the procedures by which holders of Certificates may surrender such Certificates in exchange for the Merger Consideration to which such holder is entitled pursuant to the Merger Agreement.

If payment of the Merger Consideration in respect of any shares of Company Common Stock represented by Certificates is to be made to a person other than the person in whose name a Certificate surrendered is registered, it will be a condition of payment of the Merger Consideration that (i) the Certificate so surrendered is properly endorsed or is otherwise in proper form for transfer and (ii) the person requesting such payment pays any transfer or other taxes required solely by reason of the payment of such Merger Consideration to a person other than the registered holder of such Certificate or establishes to the reasonable satisfaction of the Merger Corporation that such tax has been paid or is not applicable.

In the event of a transfer of ownership of Book-Entry Shares that is not registered in the transfer records of the Company, payment of the Merger Consideration may be made to a person other than the person in whose name the Book-Entry Share is registered if all documents required to evidence and effect such transfer or otherwise be in proper form for transfer are presented to the Paying Agent, and the person requesting such payment pays any transfer or other taxes required solely by reason of the payment of such Merger Consideration to a person other than the registered holder of such Book-Entry Share or establishes to the reasonable satisfaction of the Merger Corporation that such tax has been paid or is not applicable.

Until surrendered as contemplated by the Merger Agreement, each Book-Entry Share and Certificate will be deemed at all times after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration to which the holder of such Book-Entry Share or Certificate is entitled pursuant to the Merger Agreement.

No interest will be paid or will accrue on any cash payable to holders of Book-Entry Shares or Certificates pursuant to the Merger Agreement. Each Holder that is a registered holder of one or more Book-Entry Shares will, upon receipt by the Paying Agent of an “agent’s message” in customary form (or such other evidence, if any, as the Paying Agent may reasonably require), be entitled to receive, and the Merger Corporation will cause the Paying Agent to pay and deliver as soon as reasonably practicable after receipt of such agent’s message (or such other evidence, if any, as the Paying Agent may reasonably require), the Merger Consideration for each Book-Entry Share.

Each Holder that is a holder of one or more Certificates will, upon completion of such applicable procedures by such Holder and the surrender of such Holder’s Certificate, be entitled to receive, and the Merger Corporation will cause the Paying Agent to pay and deliver as soon as reasonably practicable after the completion of such procedures, the Merger Consideration for each share of Company Common Stock represented by such Certificates. Upon the payment and delivery of the Merger Consideration with respect to a Certificate or Book-Entry Share, such Certificate or Book-Entry Share will be cancelled.

Prior to the Effective Time, the Merger Corporation and the Company will cooperate to establish procedures with the Paying Agent and DTC with the objective that the Paying Agent will transmit to DTC or its nominee on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to (i) the number of shares of Company Common Stock (other than Excluded Shares, Continuing Shares and Dissenting Shares) held of record by DTC or such nominee immediately prior to the Effective Time multiplied by (ii) the Merger Consideration.

Each of the Merger Corporation, the Paying Agent and the Company (and any of their affiliates or agents) will be entitled to deduct and withhold from the consideration otherwise payable pursuant to the Merger Agreement to any person such amounts as it is required to deduct and withhold with respect to the making of such payment under applicable tax law. To the extent that amounts are so withheld, such withheld amounts (i) will be remitted to the applicable governmental authority and (ii) will be treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction and withholding was made.

Transfer Books

At the Effective Time, the transfer books of the Company, as maintained by the Company’s transfer agent, shall be closed and thereafter there shall be no further registration of transfers of shares of Company Common

Stock on the records of the Company’s transfer agent other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time.

Termination of Payment Fund

Any portion of the Payment Fund that remains undistributed to the Holders 12 months after the Effective Time will be delivered to the Surviving Company, upon demand, and any Holders who have not complied with the exchange provisions in the Merger Agreement will thereafter look only to the Surviving Company for, and the Surviving Company will remain liable for, payment of their claim for the Merger Consideration. Any portion of the Payment Fund remaining unclaimed by Holders as of the date immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental authority will, to the extent permitted by applicable law, become the property of the Surviving Company free and clear of any claims or interest of any person previously entitled thereto. The Surviving Company will not be liable to any person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

Dissenting Shares

Notwithstanding any provision of the Merger Agreement to the contrary, shares of Company Common Stock that are outstanding immediately prior to the Effective Time and that are held by stockholders or beneficial owners who have neither voted in favor of the Merger nor consented thereto in writing and who have demanded, properly in writing, appraisal for such shares in accordance with Section 262, will not be converted into, or represent the right to receive, the Merger Consideration, unless such stockholder or beneficial owner fails to perfect, withdraws or otherwise loses the right to appraisal. At the Effective Time, all Dissenting Shares will no longer be outstanding, will automatically be cancelled and will cease to exist, and, except as otherwise provided by applicable laws, each stockholder or beneficial owner of Dissenting Shares will cease to have any rights with respect to the Dissenting Shares, other than such rights as are granted under such Section 262. Such stockholders or beneficial owners will be entitled to receive payment of the appraised value of such Dissenting Shares held by them in accordance with the provisions of such Section 262, except that all Dissenting Shares held by stockholders or beneficial owners who have failed to perfect or who effectively have withdrawn or lost their rights to appraisal of such shares under such Section 262 will thereupon be cancelled and deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration without any interest thereon, upon surrender, in the manner provided in the Merger Agreement, of such shares. The Company is obligated to give the Merger Corporation prompt notice and copies of any demands for appraisal received by the Company, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company. The Company will not, except with the prior written consent of the Merger Corporation, make any payment, or offer or agree to make any payment, with respect to any demands for appraisal or offer to settle or settle any such demands.

Representations and Warranties

The Merger Agreement contains representations and warranties that the Company, on the one hand, and the Merger Corporation, on the other hand, have made to one another. These representations and warranties are subject to various qualifications, including knowledge qualifiers, materiality, Material Adverse Effect or Merger Corporation Material Adverse Effect standards. They are also qualified by (i) certain exceptions and qualifications set forth in the Merger Agreement, (ii) the confidential disclosures made by the Company to the Merger Corporation (or by the Merger Corporation to the Company) and (iii) disclosures in certain documents filed with, or furnished to, the SEC by the Company since June 10, 2021 through May 7, 2025. The representations and warranties in the Merger Agreement do not survive the Closing.

For purposes of the Merger Agreement, a “Material Adverse Effect” means any change, effect, event, occurrence, development, condition or fact that, individually or in the aggregate with all other changes, effects, events, occurrences, developments, conditions or facts, has had or would reasonably be expected to have a material adverse effect on the business, financial or other condition, assets, liabilities or results of operations of the Company and its subsidiaries, taken as a whole; provided, however, that in no event will any change, effect, event, occurrence, development, condition or fact resulting from or relating to any of the following, alone or in combination, be deemed to constitute, nor be taken into account in determining whether there has been, or there is reasonably expected to be, a Material Adverse Effect: (i) any change in general political, social, geopolitical or regulatory conditions, whether globally or in the United States; (ii) any change in economic, market, business, financial, commodity, credit, debt, securities, derivatives or capital market conditions in the United States or in any other country or region in the world, including inflation, supply chain disruptions, labor shortages, interest, foreign exchange or exchange rates, tariffs, trade wars and any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any security exchange or over-the-counter market; (iii) any change generally affecting the industries, jurisdictions or geographic areas in which the Company or its subsidiaries operate; (iv) any change or proposed change, in each case, after May 8, 2025, in accounting requirements or principles required by GAAP (or any authoritative interpretations thereof); (v) any adoption, implementation, promulgation, repeal, modification, change, reinterpretation or proposal of any Law, in each case, after May 8, 2025; (vi) labor disruptions, strikes, social unrest, riots, protests, geopolitical conditions, any outbreak, escalation or acts of terrorism or sabotage, cyberattack, armed hostility or war (whether or not declared), any weather-related event, power outages or electrical blackouts, fire, earthquake, hurricane, flood or other natural disaster, any pandemic, epidemic, public health emergency or outbreak of illness or disease or other public health event, whether or not caused by any person (other than the Company or any of its affiliates or representatives) or the worsening of any of the occurrences or conditions referred to in this clause (vi); (vii) changes in the market price or trading volume of the shares of Company Common Stock or any change affecting the credit ratings or the ratings outlook for the Company or any of its subsidiaries (provided that the underlying facts or occurrences giving rise to such change may be taken into account in determining whether there has been or will be a Material Adverse Effect, to the extent not otherwise excluded from this definition); (viii) the announcement of the Merger Agreement and the Transactions or the pendency or consummation of the Transactions, including any impact on the Company’s or any of its subsidiaries’ relationships with employees, financing sources, customers, suppliers, governmental authorities or any other person (including pursuant to contractual relationships); (ix) compliance with the terms of, or the taking of any action or omission expressly required by, the Merger Agreement (but excluding compliance with the Company’s obligations described in the section entitled “— Covenants Regarding Conduct of Business by the Company Pending the Closing” below) or requested in writing by the Merger Corporation or any action taken or not taken solely as a result of the failure of the Merger Corporation to consent to any action or omissions requiring the Merger Corporation’s consent as described in the section entitled “— Covenants Regarding Conduct of Business by the Company Pending the Closing” below; (x) any decline in the market price, or change in trading volume, of the Company’s capital stock or any failure to meet internal or published projections, forecasts, budgets, plans, consensus estimates, performance measures, operating statistics or revenue or earnings predictions for any period (provided that the underlying facts or occurrences giving rise to such decline or failure may be taken into account in determining whether there has been or will be a Material Adverse Effect, to the extent not otherwise excluded from this definition); (xi) the identity of, or any facts relating to, the Merger Corporation or any of its affiliates; or (xii) any action arising out of or resulting from the Merger Agreement or the Transactions, including any demands, litigations or similar actions brought by any stockholders of the Company alleging breach of fiduciary duty or inadequate disclosures.

However, with respect to any exception described in clauses (i), (ii), (iii), (iv), (v) and (vi) above, to the extent that such change, effect, event, occurrence, development, condition or fact has a materially disproportionate adverse impact on the Company and its subsidiaries, taken as a whole, compared to other companies that operate in the industry and geographic markets in which the Company and its subsidiaries operate, then the incrementally disproportionate impact (and solely the incrementally disproportionate impact) may be taken into account in determining whether a Material Adverse Effect has occurred or would be reasonably expected to occur.

A “Merger Corporation Material Adverse Effect” means any change, effect, event, occurrence, development, condition or fact that, individually or in the aggregate, prevents, materially delays or impedes the consummation of the Transactions by the Merger Corporation or otherwise prevents, materially delays or impedes the Merger Corporation from performing its obligations under the Merger Agreement.

The representations and warranties made by the Company relate to, among other topics, the following:

•	the organization, valid existence, good standing, authority and qualification to conduct business with respect to the Company and each of its subsidiaries;

•	the capitalization of the Company;

•	authority to enter into the Merger Agreement and to consummate the Transactions, including the Merger, and the binding nature of the Merger Agreement;

•	the Special Committee’s recommendation to the Board with respect to the Merger Agreement and the Merger;

•

the absence of any conflict with or violation of the Company’s or its subsidiaries’ organizational documents or applicable laws resulting from the execution of the Merger Agreement and consummation of the Transactions;

•	the absence of any breach, violation, loss of benefit or default under, the Company’s or its subsidiaries’ contracts resulting from execution of the Merger Agreement and consummation of the Merger;

•	the required Company Stockholder Approvals;

•	the inapplicability of certain anti-takeover laws;

•	compliance with SEC filing requirements, including the accuracy of disclosures and financial statements in such filings, and compliance with GAAP;

•	the maintenance of disclosure controls and procedures;

•

the conduct by the Company and its subsidiaries of their business in all material respects in the ordinary course of business since December 31, 2024, and the absence of a Material Adverse Effect since that date;

•	the compliance with applicable laws, including international trade laws, sanctions laws and anti-corruption laws;

•	certain employee benefit plans matters;

•	the absence of certain legal proceedings and government orders against the Company or its subsidiaries;

•

the receipt of an opinion from the Special Committee’s financial advisor regarding the fairness, from a financial point of view, of the Merger Consideration payable to holders of shares of Company Common Stock (other than the Excluded Shares, the Continuing Shares and the Dissenting Shares);

•	the absence of brokers’, finders’ and investment bankers’ fees or commissions;

•	the accuracy of information contained in this proxy statement, as it may be amended or supplemented from time to time; and

•	the absence of any other representations or warranties.

Certain of the representations and warranties of the Company in the Merger Agreement are qualified as to “materiality” or “Material Adverse Effect.”

The representations and warranties made by the Merger Corporation relate to, among other topics, the following:

•	the organization, valid existence, good standing, authority and qualification to conduct its business;

•	the organizational documents of the Merger Corporation;

•	the authority to enter into the Merger Agreement and to consummate the Transactions, including the Merger, and the binding nature of the Merger Agreement;

•

the absence of any conflict with or violation of the Merger Corporation’s organizational documents or applicable laws resulting from execution of the Merger Agreement and consummation of the Transactions;

•	the absence of any breach, violation, loss of benefit or default under, the Merger Corporation’s contracts resulting from execution of the Merger Agreement and consummation of the Merger;

•	the absence of certain legal proceedings and government orders;

•	the ownership and operations of the Merger Corporation;

•	the Equity Commitment Letter made available by the Merger Corporation to the Company;

•	the solvency of the Surviving Company after giving effect to the consummation of the Transactions;

•	the absence of brokers’, finders’ and investment bankers’ fees or commissions;

•

the absence of any arrangements between the Merger Corporation or any of its affiliates with any director, officer or employee of the Company relating to (i) the Merger Agreement, the Merger or any of the Transactions (except for the Equity Commitment Letter) or (ii) the Surviving Company or any of its subsidiaries, businesses or operations;

•	the accuracy of information contained in this proxy statement or Schedule 13E-3, as each may be amended or supplemented from time to time;

•	the absence of any conflict with or violation of the antitakeover provision within the Company’s certificate of incorporation;

•	the non-reliance on the Company’s and its subsidiaries’ estimates, projections, forecasts, forward-looking statements and business plans; and

•	the absence of any other representations or warranties.

Certain of the representations and warranties of the Merger Corporation in the Merger Agreement are qualified as to “materiality” or “Merger Corporation Material Adverse Effect.”

Covenants Regarding Conduct of Business by the Company Pending the Merger

Under the Merger Agreement, except as set forth in the Company’s confidential disclosure letter delivered concurrently with the execution of the Merger Agreement, expressly required or expressly permitted by the Merger Agreement, required by law or consented to in writing by the Merger Corporation (which consent will not be unreasonably withheld, conditioned or delayed), during the period from May 8, 2025 until the Effective Time, the Company has agreed to, and to cause each of its subsidiaries to, use reasonable best efforts to:

(i)	conduct the businesses of the Company and its subsidiaries in a commercially reasonable manner and in the ordinary course of business;

(ii)	preserve substantially intact its and their current business organization, goodwill and ongoing businesses;

(iii)

preserve substantially its and their relationships with key customers, suppliers, clients, vendors, distributors, licensors, licensees, governmental authorities, employees and other persons with whom it and they have material business relations in all material respects; and

(iv)	comply with applicable law.

During the period from May 8, 2025 to the Effective Time, the Company has also agreed that, except as set forth in the Company’s confidential disclosure schedule delivered concurrently with the execution of the Merger Agreement, required by law, expressly required or expressly permitted by the Merger Agreement, or consented to in writing by the Merger Corporation (which consent will not be unreasonably withheld, conditioned or delayed), the Company will not, and will cause each of its subsidiaries not to, among other things:

•

declare, authorize, establish a record date for, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or other equity, property or a combination thereof) in respect of, any of its capital stock, other than dividends or distributions by a wholly-owned subsidiary of the Company to the Company or another wholly-owned subsidiary of the Company;

•

split, combine, reclassify, subdivide or reduce any of its capital stock (except for any such transaction involving a wholly-owned subsidiary of the Company which remains a wholly-owned subsidiary of the Company after consummation of such transaction);

•

repurchase, redeem or otherwise acquire or offer to redeem, repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock or any options, warrants, rights, convertible or exchangeable securities, stock-based performance units or other rights to acquire any such shares or other rights that give the holder thereof any economic interest of a nature accruing to the holders of such shares, other than (i) the withholding of shares of Company Common Stock to satisfy tax obligations with respect to the exercise or vesting and settlement of Company equity awards, (ii) the acquisition of shares of Company Common Stock in connection with a cashless exercise of Company Options and (iii) in transactions solely among the Company or wholly-owned subsidiaries of the Company;

•

issue, authorize the issuance of, pledge, dispose of, grant, transfer, encumber, deliver or sell any shares of its capital stock or other voting securities or equity interests, any options, warrants, rights, convertible or exchangeable securities, stock-based performance units or other rights to acquire any such shares, securities, interests or other rights that give the holder thereof any economic interest of a nature accruing to the holders of such shares or securities, other than (i) upon the exercise or settlement of Company equity awards outstanding on the date of the Merger Agreement (or granted following the date of the Merger Agreement to the extent permitted by this bullet) in accordance with their present terms, (ii) as required to comply with any Company Plan (as defined in the Merger Agreement) as in effect on the date of the Merger Agreement and (iii) transactions solely among the Company or wholly-owned subsidiaries of the Company;

•	amend, modify, waive, rescind or otherwise change the organizational documents of the Company or any of its subsidiaries in any material respect;

•

acquire, directly or indirectly, whether by purchase, merger, consolidation or acquisition of stock or assets or otherwise, or authorize or announce an intention to so acquire, or enter into any agreements providing for the acquisition of, any equity interests in, or all or substantially all of the assets of, any person or any business or division thereof, other than (i) transactions solely among the Company or wholly-owned subsidiaries of the Company or (ii) acquisitions solely for cash consideration (any such acquisition not to exceed $3.5 million individually or $7 million in the aggregate for all such acquisitions);

•

sell, transfer, assign, exchange, swap, lease, license, sublicense, abandon, allow to lapse or otherwise dispose of, any of its material properties, rights or assets (including capital stock of any subsidiary of the Company and intangible property or intellectual property rights), other than (i) sales of products or services in ordinary course commercial transactions in the ordinary course of business, (ii) sales, abandonments or other dispositions of immaterial assets, equipment or property (including intellectual property) that is no longer used in the operations of the Company or any of its subsidiaries, in each case, in the ordinary course of business, (iii) the non-exclusive licensing or sublicensing of Company intellectual property in the ordinary course of business (other than any licenses to patents which shall not be permitted under this clause (iii)), (iv) sales, dispositions, leases and subleases of leased real property in the ordinary course of business, including expirations or surrenders of any real property leases at the end of their stated term and (v) to transactions solely among the Company or wholly-owned subsidiaries of the Company;

•

redeem, repurchase, prepay, defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any for indebtedness for borrowed money, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its subsidiaries or guarantee any such indebtedness or any debt securities of another Person or enter into any agreement requiring the Company or a subsidiary of the Company to guarantee any financial statement condition of another person (collectively, “Indebtedness”), other than (i) Indebtedness solely among the Company or the wholly-owned subsidiaries of the Company, (ii) Indebtedness for borrowed money not to exceed $20 million in aggregate principal amount incurred in the ordinary course of business, so long as such Indebtedness (x) can be repaid at par at any time without premium or penalty and (y) is not comprised of debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise) (provided, that such Indebtedness will not become due and payable as a result of the Transactions, including the Merger), (iii) letters of credit, bank guarantees, security or performance bonds or similar credit support instruments, overdraft facilities or cash management programs, in each case issued, made or entered into in the ordinary course of business, (iv) Indebtedness incurred in connection with developing any leased properties, (v) Indebtedness incurred in connection with (1) the acquisition of any equity interests in, or all or substantially all of the assets of, any person as described under the sixth bullet to this paragraph or (2) making any capital contributions to, or investments in, any other person as described under the ninth bullet to this paragraph, in an aggregate principal amount under this clause (v) not exceeding $10 million, (vi) repayments of any Indebtedness (other than Indebtedness incurred under the Company Credit Agreement (as defined in the section of this proxy statement below entitled “— Financing Cooperation”)) at par at any time without premium or penalty and (vii) any Debt Financing (as defined in the section of this proxy statement below entitled “— Financing Cooperation”);

•

make any loans, advances or capital contributions to, or investments in, any other person, other than (i) loans, advances, or capital contributions solely among the Company or the wholly-owned subsidiaries of the Company in the ordinary course of business and (ii) investments not to exceed $3 million individually or $10 million in the aggregate together with all other investments contemplated by this bullet;

•

except as required by applicable law, the terms of any Company Plan or the terms of the Merger Agreement, (i) increase the compensation, bonus, severance or termination pay, or fringe benefits payable or that could become payable to any Company Associate with a title of Division Vice President or above, (ii) establish, adopt or enter into or amend any collective bargaining agreement (except for renewals made in the ordinary course of business on terms substantially similar to any existing collective bargaining agreements), (iii) establish, adopt, enter into, modify or terminate any material Company Plan or any agreement or arrangement that would be a material Company Plan had it been entered into prior to the Merger Agreement (other than any (A) ordinary course changes to any Company Plan that does not materially increase the Company’s or a subsidiary of the Company’s cost with respect to such benefits or (B) at-will employment arrangements), (iv) grant any equity or equity-based or phantom equity or long term incentive awards (including any Company equity awards) or any change in control, retention or transaction bonuses or similar awards, or amend or modify the terms of any such outstanding awards, (v) accelerate the vesting, lapsing of restrictions or payment, or to or fund or in any other way secure any rights or benefits under any Company Plan with respect to any Company Associate, (vi) forgive any loans or issue any loans to any Company Associate, (vii) commence any new offering periods under the ESPP, (viii) implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other similar actions that would reasonably be expected to trigger notice requirements under the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar applicable laws, or (ix) newly recognize, or establish or enter into any relationship with, any union, works council, guild or other labor organization as the representative of any Company Associates;

•

settle any legal proceeding involving or against the Company or any of its subsidiaries, other than (i) the settlement of legal proceedings that require payments by the Company or any of its subsidiaries (net of insurance proceeds) in an amount not to exceed, in the aggregate, $1.5 million or (ii) the settlement of legal proceedings disclosed, reflected or reserved against in the Company’s financial statements for an amount not materially in excess of the amount so disclosed, reflected or reserved and, that, in each of the cases of clauses (i) and (ii), do not involve (x) the imposition of restrictions on the business or operations of the Company or a subsidiary of the Company that, in each case, materially interfere with the operations of the Company or subsidiary of the Company or (y) any criminal liability, any admission of material wrongdoing or any material wrongful conduct by the Company or a subsidiary of the Company or any of their respective officers, directors or employees;

•

commence any legal proceedings, except (i) with respect to routine matters in the ordinary course of business, (ii) in such cases where the Company reasonably determines in good faith that the failure to commence a legal proceeding would result in a material impairment of a valuable aspect of the Company’s business (provided, that the Company consults with the Merger Corporation and considers in good faith the views and comments of the Merger Corporation with respect to any such Action prior to commencement thereof) or (iii) in connection with a breach of the Merger Agreement or any other agreement contemplated by the Merger Agreement;

•

make any material change in accounting methods, principles or practices by the Company or any subsidiary of the Company materially affecting the consolidated assets, liabilities or results of operations of the Company, except as required (i) by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization or (ii) by applicable law;

•

adopt a plan of merger, consolidation, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any subsidiary of the Company, other than reorganizations solely by or among wholly-owned subsidiaries of the Company;

•	materially accelerate or increase the timing, scope or nature of any capital expenditures beyond the amounts or parameters set forth in the confidential disclosure schedule to the Merger Agreement; or

•	authorize any of, or commit or agree to take any of, the foregoing actions.

Nothing contained in the Merger Agreement is intended to give the Merger Corporation, directly or indirectly, the right to control or direct the operations of the Company or any of its subsidiaries prior to the Closing. Prior to the Closing, and subject to the foregoing list of prohibited actions, the Company shall exercise, consistent with the terms and conditions of the Merger Agreement, complete control and supervision over its operations.

No Solicitation; Change in Board Recommendation

From May 8, 2025 until the earlier of the Effective Time or the termination of the Merger Agreement, the Company will, and will cause its subsidiaries and their respective representatives to, and will instruct (and use its reasonable best efforts to cause) its representatives to:

•

immediately cease and cause to be terminated any solicitation, encouragement, discussions or negotiations that may be ongoing with any person or its representatives with respect to an Acquisition Proposal, and will promptly request the prompt return or destruction of all confidential information previously furnished in connection therewith and immediately terminate all physical and electronic data room access previously granted to any such person or its representatives; and

•

refrain from modifying, amending, terminating, waiving, releasing or failing to enforce any provisions of any confidentiality agreement or any standstill provisions of any confidentiality agreement (or any similar provisions in any agreement) to which the Company or any of its subsidiaries is a party relating to an Acquisition Proposal; except that, prior to the receipt of the Company Stockholder Approvals, the Company and its subsidiaries may modify, amend, terminate, waive, release or fail to enforce any provisions of any such confidentiality agreement or standstill provisions (or similar or related provisions or agreements), if the Board (acting upon the recommendation of the Special Committee) or the Special Committee determines (after consultation with its outside legal counsel) that the failure to take such action is reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable law.

From May 8, 2025 until the earlier of the Effective Time or the termination of the Merger Agreement, the Company agreed that neither it nor any of its subsidiaries or any of their respective representatives will:

•

solicit, initiate, knowingly encourage or knowingly facilitate any inquiries with respect to, or that would reasonably be expected to lead to the submission of, any Acquisition Proposal (as defined below);

•

engage in, continue or otherwise participate in discussions or negotiations regarding, or furnish to any person any non-public information in connection with any Acquisition Proposal, except to notify such person of its non-solicitation obligations;

•

except for an Acceptable Confidentiality Agreement (as defined below), enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement relating to any Acquisition Proposal or that would require the Company to abandon, terminate or fail to consummate the Merger;

•	approve, endorse or recommend any proposal that constitutes, or would reasonably be expected to lead to an Acquisition Proposal; or

•	resolve or agree to do any of the foregoing.

Permitted Discussions and Negotiations Regarding Acquisition Proposals

Notwithstanding the foregoing, prior to the earlier to occur of the termination of the Merger Agreement and the Company’s receipt of the Company Stockholder Approvals, if:

(i)	the Company receives an Acquisition Proposal that did not result from a material breach of the non-solicitation restrictions under the Merger Agreement; and

(ii)

the Board (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its outside legal counsel and financial advisors) that such Acquisition Proposal is, or could reasonably be expected to result in, a Superior Proposal (as defined below) and a failure to engage in certain discussions or negotiations with, or to furnish information to, the person making such Acquisition Proposal would be reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable law;

then the Company and its subsidiaries and their respective representatives may, prior to the Company’s receipt of the Company Stockholder Approvals:

•

engage in discussions or negotiations regarding such Acquisition Proposal (or contact such person to clarify the terms and conditions thereof and otherwise facilitate such Acquisition Proposal or assist such person and such person’s representatives and financing sources); and

•

furnish information to, or afford access to the business, properties, assets, books, records or personnel, of the Company or any of its subsidiaries with the person making or renewing such Acquisition Proposal and its representatives, so long as (i) the Company and such person have executed an Acceptable Confidentiality Agreement, (ii) any such information or access had previously been made available to the Merger Corporation or is made available to the Merger Corporation prior to, or substantially concurrently with, the time such information is made available to the person, and (iii) any competitively sensitive information or data provided to any such Person who is, or whose Affiliates include, a direct competitor, supplier or customer of the Company or any of its subsidiaries will be provided in a separate “clean data room” and subject to customary “clean team” arrangements regarding access to such information or data, as reasonably determined by the Company and the Special Committee, each with advice from its outside legal counsel.

The Company must (i) promptly (and, in any event, within 24 hours) after receipt of any Acquisition Proposal notify the Merger Corporation of the material terms of such Acquisition Proposal received by the Company, any of its subsidiaries or any of their respective affiliates, and the identity of the person or “group” making such Acquisition Proposal and must provide the Merger Corporation with unredacted copies of any written requests, proposals or offers, including proposed agreements, and the material terms and conditions of any proposals or offers (or where no such copies are available, a reasonably detailed written description thereof). From and after May 8, 2025 until the termination of the Merger Agreement, the Company will, and will cause its subsidiaries and their respective affiliates to, keep the Merger Corporation reasonably informed of the status and terms of, and any material changes in, any such Acquisition Proposal. Prior to the Company’s receipt of the Company Stockholder Approvals, the Company shall promptly (and, in any event, within 24 hours), following a determination by the Board (acting upon the recommendation of the Special Committee) or the Special Committee that an Acquisition Proposal is a Superior Proposal to the extent the Board or the Special Committee is permitted to do so pursuant to the Merger Agreement, notify the Merger Corporation of such determination in writing.

Adverse Recommendation Change

Except as described below, at no time between May 8, 2025 and the earlier of the Effective Time or the termination of the Merger Agreement may the Board or any committee thereof (including the Special Committee) take, or publicly propose to take, the following actions:

•

withdraw or adversely qualify (or modify or amend in a manner adverse to the Merger Corporation) the Board’s or the Special Committee’s recommendation that the stockholders of the Company approve the Merger;

•	authorize, approve, adopt or recommend, or declare the advisability of, any Acquisition Proposal;

•

take any action or make any recommendation or public statement in connection with any Acquisition Proposal that is a tender offer or exchange offer other than an unequivocal recommendation against such offer or a temporary “stop, look and listen” communication by the Board or the Special Committee of the type contemplated by Rule 14d-9(f) under the Exchange Act in which the Board, the Special Committee or the Company indicates that the Board’s or the Special Committee’s recommendation that the stockholders of the Company approve the Merger, as applicable, has not changed (any of the foregoing actions, an “Adverse Recommendation Change”); or

•	cause or permit the Company or any of its subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement relating to an Acquisition Proposal or that would require the Company to abandon, terminate or fail to consummate the Merger (any of the foregoing, an “Acquisition Agreement”) or otherwise resolve or agree to do so.

Ability to Change Recommendation or Terminate for a Superior Proposal

Notwithstanding anything in the Merger Agreement to the contrary, until the earlier to occur of the termination of the Merger Agreement and the Company’s receipt of the Company Stockholder Approvals, if in response to an Acquisition Proposal made after May 8, 2025 that has not been withdrawn and did not result from a material breach of the non-solicitation provisions in the Merger Agreement, and the Board (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith (in each case, after consultation with its outside legal counsel and financial advisors) that such Acquisition Proposal is a Superior Proposal, then (i) the Board (acting upon the recommendation of the Special Committee) or the Special Committee may make an Adverse Recommendation Change or (ii) only in the case of such a determination by the Board (acting upon the recommendation of the Special Committee) or the Special Committee, the Company may terminate the Merger Agreement in order to enter into an Acquisition Agreement with respect to such Superior Proposal, but only if the Company prior to, or concurrently with, such termination pays (or causes to be paid) the Company Termination Fee to the Merger Corporation.

However, the Board (acting upon the recommendation of the Special Committee) or the Special Committee will not make an Adverse Recommendation Change or cause the Company to terminate the Merger Agreement unless:

(i)	the Company notifies the Merger Corporation in writing that the Board or the Special Committee intends to effect an Adverse Recommendation Change or terminate the Merger Agreement, as applicable;

(ii)

the Company provides the Merger Corporation a summary of the material terms and conditions of such Superior Proposal (including the consideration offered therein and the identity of the person or “group” making the Superior Proposal) and an unredacted copy of the Acquisition Agreement;

(iii)

if requested to do so by the Merger Corporation, for a period of four business days following delivery of such notice, the Company has discussed and negotiated in good faith, and made its representatives available to discuss and negotiate, with the Merger Corporation and its representatives, any proposed modifications to the terms and conditions of the Merger Agreement in such a manner that would have obviated the need to effect an Adverse Recommendation Change or terminate the Merger Agreement, as applicable; and

(iv)

no earlier than the end of such four business day period, the Board (acting upon the recommendation of the Special Committee) or the Special Committee had determined in good faith, after considering the terms of any proposed amendment or modification to the Merger Agreement proposed by the Merger Corporation during such four business day period and in consultation with its outside legal counsel and financial advisors, that such Superior Proposal would have still constituted a Superior Proposal.

In the event of any material changes to the financial or other material terms of a proposal that was previously the subject of a notice under the Merger Agreement, the Company is required to deliver a new written notice to the Merger Corporation describing such modifications and to engage in an additional two business day period of good faith negotiations following such new notice.

Ability to Change Recommendation Due to an Intervening Event

In addition, notwithstanding anything in the Merger Agreement to the contrary, until the earlier to occur of the termination of the Merger Agreement and the Company’s receipt of the Company Stockholder Approvals, the Board (acting upon the recommendation of the Special Committee) or the Special Committee may make an

Adverse Recommendation Change in response to a material positive event, fact, development or occurrence (other than any event, fact, development or occurrence resulting from a breach of the Merger Agreement by the Company) with respect to the Company and its subsidiaries or the business of the Company and its subsidiaries, in each case taken as a whole, that (a) was neither known, nor reasonably foreseeable (with respect to magnitude or material consequences), by the Board or the Special Committee, as applicable, as of or prior to May 8, 2025 and (b) first occurred, arose or became known to the Board or the Special Committee after May 8, 2025 and on or prior to the date of the Company Stockholder Approvals (each such event, an ”Intervening Event”), if:

(i)

the Board (upon the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its outside legal counsel) that the failure to effect such Adverse Recommendation Change in response to such Intervening Event would be reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable law;

(ii)

the Company notifies the Merger Corporation in writing that it intends to effect an Adverse Recommendation Change, describing in reasonable detail the reasons for such Adverse Recommendation Change and the material facts and circumstances relating to such Intervening Event;

(iii)

during a four business day period following the delivery of such notice, if requested to do so by the Merger Corporation, the Company discusses and negotiates in good faith, and makes its representatives available to discuss and negotiate, with the Merger Corporation’s representatives any proposed modifications to the terms and conditions of the Merger Agreement in such a manner that would obviate the need to effect such Adverse Recommendation Change; and

(iv)

no earlier than the end of such four business day period, the Board (acting upon the recommendation of the Special Committee) or the Special Committee determines after considering the terms of any proposed amendment or modification to the Merger Agreement agreed upon by the Merger Corporation during such four business day period and in consultation with its outside legal counsel, that the failure to effect an Adverse Recommendation Change would still be reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable law.

Certain Permitted Disclosures

Nothing in the Merger Agreement prevents the Company or the Board (acting upon the recommendation of the Special Committee) or the Special Committee from (i) issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or (ii) making a statement contemplated by Item 1012(a) of Regulation M-A under the Exchange Act or otherwise complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act with respect to an Acquisition Proposal; provided, however, a factually accurate public statement that only describes the Company’s receipt of an Acquisition Proposal and the operation of the Merger Agreement with respect thereto is not an Adverse Recommendation Change.

For purposes of the Merger Agreement, “Acceptable Confidentiality Agreement” means a confidentiality agreement with terms no less favorable, in the aggregate, to the Company than the confidentiality agreement between BCP FC Aggregator L.P. and the Company, dated May 2, 2025; provided, however, that such confidentiality agreement shall not prohibit compliance by the Company with its obligations under the Merger Agreement nor contain a standstill provision.

For purposes of the Merger Agreement, “Acquisition Proposal” means any written proposal or offer (other than in respect of a Company Action undertaken at the Merger Corporation’s request), from any person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Merger Corporation, relating to (A) any direct or indirect acquisition, in a single transaction or a series of related transactions, of (1) assets constituting 20% or more of the consolidated assets, revenue or net income of the Company and its subsidiaries, taken as a whole (based on the fair market value thereof), including an acquisition of 20% or more of such consolidated assets, revenue or net income of the Company and its subsidiaries indirectly through the acquisition of equity interests of a subsidiary, or (2) 20% or more of the voting power of any class of equity securities of the Company; (B) any tender offer or exchange offer that, if consummated, would result in any person beneficially owning, or having the right to acquire beneficial ownership of, 20% or more of the voting power of the Company; or (C) any merger, consolidation, business combination, recapitalization, share exchange, joint venture, restructuring, reorganization, liquidation, dissolution or other similar transaction involving the Company or any of its subsidiaries (other than any such transaction among the Company and its subsidiaries) pursuant to which any such person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) would beneficially hold, directly or indirectly, more than 20% of the voting power of the Company or the surviving or resulting entity of such transaction or 20% or more of the consolidated assets, revenue or net income, of the Company and its subsidiaries.

For purposes of the Merger Agreement, “Superior Proposal” means any unsolicited bona fide Acquisition Proposal that is on terms that the Board (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its outside legal counsel and financial advisor) and after taking into account the legal, financial, regulatory and other aspects of such Acquisition Proposal, (x) is reasonably capable of being consummated in accordance with its terms and (y) if consummated would result in a transaction more favorable to the Company’s stockholders, from a financial point of view, than the Merger and the Transactions (taking into account any proposed amendment or modification proposed by the Merger Corporation pursuant to the Merger Agreement). For purposes of the reference to “Acquisition Proposal” in this definition, all references to “20%” will be deemed to be references to “50%.”

Stockholders Meeting

To the extent not prohibited by any injunction, order, writ, decree, consent decree, judgment, ruling, verdict or award entered, issued, made or rendered by any governmental authority of competent jurisdiction, the Company will, subject to the provisions of Merger Agreement:

(i)

conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act as soon as practicable after May 8, 2025 and take all necessary action in accordance with applicable law and the Company’s governing documents, to duly set a record date for the Special Meeting (and the Company will not change such record date without the prior written consent of the Merger Corporation (such consent not to be unreasonably withheld, conditioned or delayed), which will not be earlier than 10 business days after May 8, 2025 without the prior written consent of the Merger Corporation; and

(ii)

take all action required under applicable law, the Company’s certificate of incorporation, the Company’s bylaws and the applicable requirements of Nasdaq necessary to promptly and duly call, give notice of, convene and hold as promptly as practicable after the SEC confirms that it will not review, or that it has completed its review of, this proxy statement and the Schedule 13E-3, the Special Meeting; provided that the Company may, in its sole discretion, postpone, recess or adjourn such meeting (a) to the extent determined by the Board (acting upon the recommendation of the Special Committee) or the Special Committee in good faith after consultation with, and taking into account the advice of, its outside legal counsel, as being required by law, fiduciary duty or a request from the SEC (or its staff), (b) to allow reasonable additional time to solicit additional proxies to the extent the Company reasonably believes necessary to obtain the Company Stockholder Approvals for up to two periods of up to 10 business days each or (c) if as of the time for which the Special Meeting is originally scheduled (there are insufficient shares of Company Common Stock represented (either in person or by proxy) and voting to constitute a quorum necessary to conduct the business of the Special Meeting.

The Company may not postpone, recess or adjourn the Special Meeting more than two times pursuant to this clause (c) above without the Merger Corporation’s prior written consent. Pursuant to the terms of the Merger Agreement, the Company will use its reasonable best efforts to obtain the Company Stockholders Approvals. Notwithstanding anything to the contrary contained in the Merger Agreement, unless the Merger Agreement is validly terminated in accordance with its terms, the Company will submit the approval of the

Merger Agreement to its stockholders at the Special Meeting even if the Board (or the Special Committee) has effected an Adverse Recommendation Change.

Regulatory Filings; Efforts

Each of the Company and the Merger Corporation has agreed to use reasonable best efforts to take, or cause to be taken (including by causing their respective Subsidiaries or stockholders who are natural persons or trusts to take), all actions necessary, proper or advisable to consummate, as promptly as reasonably practicable, the Transactions. Among other things, the Company and the Merger Corporation have agreed to use reasonable best efforts to:

•

obtain all authorizations, consents, orders, approvals, licenses, permits, expirations or terminations of waiting periods, and waivers of, and giving all notices, reports and other filings to, all governmental authorities that may be or become necessary for their execution and delivery of, and the performance of their obligations pursuant to, the Merger Agreement and the consummation of the Transactions, including clearance under the HSR Act; provided, however, that the Company shall not be required to pay any filing fees to any such governmental authority in order to obtain any such authorization, consent, order, approval, license, permit and waiver unless reimbursed pursuant to the terms of the Merger Agreement; and

•	provide such other information to any governmental authority as such governmental authority may lawfully and reasonably request in connection with those efforts.

Each party has agreed to make, or cause to be made, its respective filing, if necessary:

•

pursuant to the HSR Act as promptly as reasonably practicable, following the date of the Merger Agreement and execute and deliver any instruments necessary or advisable to promptly obtain such authorizations, consents, orders, approvals, licenses, permits and waivers to consummate the Transactions; and

•

as promptly as reasonably practicable, appropriate filings, and notifications or draft submissions, pursuant to any other foreign antitrust law or foreign investment law with respect to the Transactions.

The parties will supply as promptly as reasonably practicable thereafter to the appropriate governmental authorities any additional information and documentary material that may be requested related to the Transactions. The Merger Corporation will pay all filing fees to any governmental authority in order to make such filings or obtain any such authorizations, consents, orders or approvals.

The Merger Corporation will, and will cause each of its subsidiaries and its stockholders who are natural persons or trusts to take to use reasonable best efforts to avoid or eliminate each and every impediment under any antitrust law or foreign investment law that may be asserted by any governmental authority or any other person so as to enable the parties to the Merger Agreement to consummate the Transactions as promptly as practicable and in any event prior to the Outside Date, including proposing, negotiating, committing to and effecting, by consent decree, hold separate orders or otherwise, the sale, divestiture, license or other disposition of the assets, properties or businesses to be acquired by the Merger Corporation pursuant hereto, and entering into such other arrangements, as are necessary in order to avoid the entry of, and the commencement of litigation seeking the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any suit or proceeding that would otherwise have the effect of materially delaying or preventing the consummation of the Transactions. In addition, the Merger Corporation will defend any action (including by defending through litigation) in order to avoid entry of, or to have vacated or terminated, any order (whether temporary, preliminary or permanent) that would prevent or materially impede, interfere with, hinder or delay the consummation of the Merger or the other Transactions or which would prevent the consummation of the Merger prior to the Outside Date.

However, none of the Company or any of its subsidiaries will be required to take or agree to take, or refrain from taking, any action with respect to its assets, properties, businesses or operations unless such action is conditioned upon consummation of the Merger and the other Transactions required to be consummated at the Closing, and the Merger Corporation will not be required to cause any of its affiliates to take or agree to take, or to refrain from taking, any action contemplated in the preceding paragraph with respect to the assets, properties, business or operations of any affiliates of the Merger Corporation, including Blackstone, any investment funds or investment vehicles affiliated with, or managed or advised by, Blackstone or any portfolio company or direct or indirect investment of Blackstone or of any investment fund or investment vehicle, or any interest therein, in each case, other than with respect to the Company or its subsidiaries or the business, operations or ownership of any of the Company or its subsidiaries.

The Merger Corporation will not enter into any transaction or agreement to effect any transaction (including any acquisition, purchase, merger, consolidation or other transaction) that would reasonably be expected to make it materially more difficult, or to materially increase the time required, to:

•	consummate the Merger and the Closing;

•	obtain the authorizations, consents, Orders and approvals required under any other antitrust law or foreign investment law applicable to the Transactions; or

•

avoid the entry of, avoid the commencement of litigation seeking the entry of, or effect the dissolution of, any injunction, temporary restraining order or other Order that would materially delay or prevent the consummation of the Transactions.

Under the Merger Agreement, the Company and the Merger Corporation agreed to each use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission with a governmental authority in connection with the Transactions and in connection with any investigation or other inquiry by or before a governmental authority relating thereto and (ii) keep each other reasonably apprised of the content and status of any communications with, and communications from, any governmental authority with respect to the Transactions, and will permit the other parties to review in advance (and to consider in good faith any comments made by the other party in relation to) any proposed material communication by such party to any governmental authority relating to such matters. None of the parties to the Merger Agreement will participate in any meeting, telephone call or discussion with any governmental authority in respect of any submissions, filings, investigation (including any settlement of the investigation), litigation or other inquiry relating to the matters that are the subject of the Merger Agreement unless it consults with the other parties a reasonable amount of time in advance and, unless prohibited by such governmental authority or applicable law, gives the other parties the opportunity to attend and participate at such meeting, telephone call or discussion. The parties to the Merger Agreement will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other party may reasonably request in connection with the foregoing and in seeking early termination of any applicable waiting periods, if available. The parties to the Merger Agreement agreed to provide each other with copies of all correspondence, filings or communications between them or any of their representatives, on the one hand, and any governmental authority or members of its staff, on the other hand, with respect to the Merger Agreement and the Transactions; provided, however, that each party may, as it deems advisable and necessary, reasonably designate any competitively sensitive materials provided to the other party as “Outside Counsel Only Material” and may redact the materials as necessary to (i) remove references concerning the valuation of the Company, (ii) comply with contractual arrangements and (iii) address reasonable attorney-client or other privilege or confidentiality concerns.

Financing Cooperation

In the Merger Agreement, the Company has agreed to, and agreed to use its reasonable best efforts to cause its subsidiaries and their respective representatives to, provide such reasonable cooperation as is customary and reasonably requested by the Merger Corporation in connection with the obtaining and arranging debt financing

(if any) in connection with the Merger (any such financing, the “Debt Financing”) and the incurrence of indebtedness under the Amended and Restated Credit Agreement, dated as of September 7, 2022, by and among TU Bidco, Inc., as borrower, TU Midco, Inc., as holdings, the other guarantors from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, swing line lender and L/C issuer, and each lender from time to time party thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “Company Credit Agreement”) at the Closing. Without limiting the generality of the foregoing, such reasonable best efforts in any event will include:

•

taking customary corporate actions reasonably requested by the Merger Corporation to authorize the Definitive Financing Agreements (as defined below) and otherwise permit the consummation of any Debt Financing and the incurrence of indebtedness under the Company Credit Agreement at the Closing and to permit the proceeds thereof to be made available to the Company; provided that no such corporate action will become effective until the Effective Time (except for a customary borrowing notice in respect of the incurrence of indebtedness under the Company Credit Agreement at the Closing to the extent required to be delivered prior to the Closing and conditioned upon the consummation of the Closing) nor will any such corporate action require that the Company incur any costs or refinance any of its existing Indebtedness;

•

participating in a reasonable number of meetings (including meetings with prospective Debt Financing Sources (as defined in the Merger Agreement)), presentations, due diligence sessions and sessions with rating agencies, at reasonable and mutually agreed times and with reasonable advance notice;

•

to the extent required to satisfy a condition precedent to the initial funding of any Debt Financing, facilitating the pledging of, and perfection of security interests in, collateral, effective no earlier than the Effective Time;

•

furnishing the Merger Corporation and the Debt Financing Sources as promptly as reasonably practicable following the delivery of a request therefor to the Company by the Merger Corporation (which notice shall state with specificity the information requested) such financial and other information regarding the Company and its subsidiaries as is customarily required in connection with the execution of financings of a type similar to the applicable Debt Financing;

•

in each case, following the Merger Corporation’s reasonable request, assisting the Merger Corporation in the preparation of (i) confidential information memoranda (including a version that does not include material non-public information) and other customary marketing materials required in connection with financings similar to the applicable Debt Financing (it being understood and agreed that the Company shall not be responsible for any projections or pro forma financial statements) and (ii) materials for rating agency presentations;

•

providing (i) customary authorization and representation letters to the Debt Financing Sources with respect to marketing materials from a senior officer of the Company (which authorization and representation letters will become effective before the Effective Time) and (ii) a customary certificate addressing solvency matters from Company management substantially in the form attached to the Company Credit Agreement;

•

if requested by the Merger Corporation, providing (i) at least four business days prior to the Closing Date, all documentation and other information regarding the Company and its subsidiaries as the Debt Financing Sources reasonably determine is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, to the extent requested by the Merger Corporation in writing at least eight business days prior to the anticipated Closing Date and (ii) to the extent the borrower under any Debt Financing or the Company qualifies as a “legal entity customer” under 31 C.F.R. §1010.230, certification regarding beneficial ownership as required by 31 C.F.R. §1010.230 to any Debt Financing Source that has requested such certification;

•	assisting reasonably in the preparation, execution and delivery of necessary and customary Definitive Financing Agreements in connection with any Debt Financing or other certificates or documents as may reasonably be requested by the Merger Corporation, in each case, to be effective as of Closing; and

•

to the extent required by any debt commitment letter entered into in respect of any Debt Financing, using reasonable best efforts to ensure that the syndication efforts with respect to the Debt Financing benefit materially from the existing lending and investment banking relationships of the Company.

Pursuant to the Merger Agreement, the Merger Corporation will, promptly upon request by the Company, reimburse the Company for all out-of-pocket costs and expenses incurred by the Company, its subsidiaries, their respective affiliates or their respective representatives in connection with their cooperation with the financing covenant (the “Financing Covenant Expenses”).

Notwithstanding anything in the Merger Agreement to the contrary, (i) no directors or managers of the Company or its affiliates (other than any director or manager who is continuing as a director or manager of any of the Company or its subsidiaries following the consummation of the Transactions) will be required to pass resolutions or consents to approve or authorize the execution or delivery of any Debt Financing or to execute, deliver or enter into, or perform any agreement, certificate, arrangement, document or instrument with respect to any Debt Financing (other than the documents to be delivered pursuant to the Merger Agreement, including definitive agreements with respect to any such Debt Financing, the “Definitive Financing Agreements”), (ii) no obligation of the Company, its affiliates or any of their respective representatives undertaken pursuant to the foregoing will be effective until the Closing (other than the authorization and representation letters to be delivered pursuant to the Merger Agreement and (iii) none of the Company, its affiliates or any of their respective representatives will be required to (A) pay any commitment or other similar fee in connection with any Debt Financing or incur any other cost or expense that is not promptly reimbursed by the Merger Corporation in connection with any Debt Financing, (B) take any actions to the extent such actions would unreasonably interfere with the ongoing business or operations of the Company and its affiliates, (C) take any actions that would conflict with or violate the Company or its affiliates’ organizational documents or any laws, or that would reasonably be expected to result in a violation or breach of, or default under, any material contract to which any of them are a party or by which any of their assets are bound, (D) give to any other person any indemnities in connection with any Debt Financing that are effective prior to the Closing or (E) take any actions that would cause any representation or warranty in the Merger Agreement to be breached or that would cause any closing condition to fail to be satisfied or that would otherwise cause a breach of the Merger Agreement.

At the Merger Corporation’s request, from time to time prior to the Closing the Company will, including by (i) causing its subsidiaries to repatriate or distribute cash to the Company (subject to compliance with applicable Law) and (ii) causing the applicable subsidiaries to borrow indebtedness (including any draws under the revolving credit facility) under the Company Credit Agreement, and in each case, reserve and set aside in an escrow account (or pursuant to other segregation arrangements satisfactory to the Company, acting at the direction of the Special Committee in its sole discretion), solely for the purpose of funding the Merger Consideration (including by being deposited into the Payment Fund pursuant to the procedures set forth in the Merger Agreement), an amount of cash on hand at the Company designated by the Merger Corporation (the aggregate reserved amounts from time to time, the “Reserved Amounts”). The Reserved Amounts will be invested by the escrow agent (or other person maintaining the applicable segregation arrangements) as directed by the Company in consultation with the Merger Corporation; provided, however, that such investments shall be in obligations of or guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States, in commercial paper obligations rated the highest quality by either Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank which are then publicly available), or a combination of the foregoing. Notwithstanding the foregoing, neither the Company nor any of its subsidiary will be required to or will (without the Special Committee’s written consent) reserve and set aside any amounts as Reserved Amounts or take any other action pursuant to the Merger Agreement if and to the extent any such action (A) prior to the time that the definitive proxy statement and the Schedule 13E-3 are mailed, any such reservation (x) would result in the Company and its subsidiaries organized in the United States holding less than $60 million in Available Cash or (y) would result in the Company and its subsidiaries holding less than $150 million in Available Cash, (B) after the time that the definitive Proxy Statement and the Schedule 13E-3 are mailed, any such reservation (x) would result in the Company and its subsidiaries organized in the United States holding less than $40 million in Available Cash or (y) would result in the Company and its subsidiaries holding less than $100 million in Available Cash or (C) would result in the Company or any applicable subsidiary being in breach or violation of, or default under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the loss of any benefit under, or the creation of any material lien on the properties or assets of the Company or any of its subsidiary pursuant to, any contract or applicable law. Notwithstanding anything in the Merger Agreement to the contrary, any breach or inaccuracy of any representation of warranty that results from, or arises out of, any action undertaken pursuant to the Merger Agreement at the request of the Merger Corporation (including the funding of any Reserved Amounts) shall be disregarded for purposes of determining the accuracy of the representations and warranties of the Company pursuant to the Merger Agreement.

At the Merger Corporation’s request, the Company will use its reasonable best efforts to amend the Company Credit Agreement to provide that the incurrence of indebtedness under the revolving credit facility under the Company Credit Agreement in connection with funding the Required Amount as of Closing shall not be subject to conditions more onerous (in the reasonable judgment of the Merger Corporation) than those set forth in Annex A of the Merger Agreement; provided that in connection therewith the Company shall not be required to pay any commitment or other similar fee or incur any other cost or expense that is not promptly reimbursed by the Merger Corporation or conditioned upon the Closing other than fees that are reasonable and customary for transactions such as such an amendment.

In addition, the Merger Corporation has acknowledged and agreed that it is not a condition to the Closing or to any of the other obligations under the Merger Agreement that the Merger Corporation obtains any financing.

Directors’ and Officers’ Indemnification and Insurance

From and after the Effective Time, the Surviving Company and its subsidiaries will, to the fullest extent permitted under the DGCL, honor and fulfill in all respects the obligations of the Company and its subsidiaries under all indemnification agreements between the Company or any of its subsidiaries and any of their respective present or former directors and officers (collectively, the “Indemnified Parties”). In addition, the certificate of incorporation and bylaws (or similar organizational documents) of the Surviving Company must contain provisions no less favorable with respect to exculpation and indemnification than are set forth in the Company’s certificate of incorporation or bylaws of on the date of the Merger Agreement, which provisions must not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the Effective Time, were directors or officers of the Company or any of its subsidiaries.

For a period of six years after the Effective Time, the Surviving Company will, to the fullest extent permitted under applicable law, indemnify and hold harmless each Indemnified Party against all costs and expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any action (whether arising before or after the Effective Time), whether civil, criminal, administrative or investigative, arising out of or relating to any action or omission in their capacity as an officer or director of the Company or any of its subsidiaries, whether occurring on or before the Effective Time; provided that in the event that any claim for indemnification is asserted or made within such six-year period, all rights to indemnification in respect of such claim will continue until the disposition of such claim. To the fullest extent permitted by law, the Surviving Company will pay all expenses of each Indemnified Party in advance of the final disposition of any such action, subject to receipt of an undertaking to repay such advances if it is ultimately determined in accordance with applicable law that such Indemnified Party is not entitled to indemnification. In the event of any such action, the Surviving Company acknowledges that, to the extent consistent with the provisions in the Indemnified Parties’ indemnification agreements with the Company or any of its subsidiaries as of May 8, 2025 that prevent the Company or any of its subsidiaries from assuming the defense of the Indemnified Parties where there may exist a conflict of interest between the relevant Indemnified Party and any other party or parties being jointly represented, the Indemnified Parties will be entitled to continue to retain the respective outside counsel representing such Indemnified Parties as of May 8, 2025, and the Surviving Company will not settle, compromise or consent to the entry of any judgment in any pending or threatened action to which an Indemnified Party is a party (and in respect of which indemnification could be sought by such Indemnified Party under the Merger Agreement), unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such action or such Indemnified Party otherwise consents thereto in writing.

Prior to the Effective Time, the Company will obtain “tail” insurance policies with respect to directors’ and officers’ liability insurance for claims arising from facts or events that occurred on or prior to the Effective Time on terms with respect to coverage, deductibles and amounts no less favorable than those of such policy in effect on the date of the Merger Agreement for the six-year period following the Effective Time at a price not to exceed 350% of the aggregate annual premium most recently paid by the Company for such insurance (the “Maximum Amount”); provided that if the Merger Corporation can procure a “tail” policy on superior terms or on equivalent terms, but at a lower price, as compared to any such policy that may be procured by the Company, then the Merger Corporation may obtain such policy effective as of the Effective Time, in which case the Company will not obtain any such policy. If the Company is unable to obtain the insurance described herein because its cost exceeds the Maximum Amount, the Company shall obtain as much comparable insurance as possible for the years within such six-year period for a premium equal to the Maximum Amount; provided that the Company shall reasonably cooperate and consult with the Merger Corporation prior to the purchase of any such tail policy. The Surviving Company will maintain such “tail” policy in full force and effect for a period of no less than six years after the Effective Time and continue to honor its obligations thereunder.

In the event the Surviving Company or any of its respective successors or assigns (i) consolidates or amalgamates with or merges into any other person and will not be the continuing or surviving company or entity of such consolidation, amalgamation or merger or (ii) transfers all or substantially all of its assets to any person, then, and in each such case, proper provision must be made so that the successors and assigns of the Surviving Company, as the case may be, will succeed to the indemnification and insurance obligations described above.

The rights of the Indemnified Parties will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Company’s certificate of incorporation and bylaws, (ii) the organizational documents of the Company’s subsidiaries, (iii) any and all indemnification agreements entered into with the Company or any of its subsidiaries or (iv) applicable law (whether at law or in equity).

Access to Information; Confidentiality

Except (i) as otherwise prohibited by applicable law or the terms of any contract or (ii) as would be reasonably expected to result in the loss of any attorney-client, attorney work product or other legal privilege (provided that the Company will use reasonable best efforts to allow the disclosure of such information (or as much of it as reasonably possible) in a manner that does not, in the case of clause (i), result in a violation of law or the terms of any contract (and so long as the Company has used, or has caused its subsidiaries, as applicable, to use, reasonable best efforts to obtain a waiver with respect to such violation of contract), or, in the case of clause (ii), result in a loss of attorney-client, attorney work product or other legal privilege), during the period between May 8, 2025 and the earlier of the Effective Time and the termination of the Merger Agreement, the Company will and will cause its subsidiaries and their respective representatives to:

•	provide to the Merger Corporation and its respective representatives (including Debt Financing Sources) reasonable access, during normal business hours and upon reasonable prior notice to the

Company by the Merger Corporation, to the officers, employees, properties and offices and other facilities of the Company and its subsidiaries, and to the material books and records thereof; and

•

furnish promptly to the Merger Corporation such information concerning the business, properties, contracts, assets, liabilities and personnel of the Company and its subsidiaries as the Merger Corporation or its representatives may reasonably request (other than any of the foregoing that relate to the negotiation and execution of the Merger Agreement, or, except as expressly provided in the Merger Agreement, to any Acquisition Proposal or any other transactions potentially competing with or alternative to the Transactions).

In the event that the Company or its subsidiaries are withholding access or information requested by the Merger Corporation or its representatives in accordance with clause (i) or (ii) of the first sentence of the preceding paragraph, the Company will give notice to the Merger Corporation of such fact and will use reasonable best efforts to effect reasonable substitute virtual access or disclosure arrangements.

Any investigation conducted pursuant to the access contemplated by the Merger Agreement must be conducted in a manner that does not (a) unreasonably interfere with the conduct of the business of the Company and its subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized representatives of the Company or its subsidiaries of their normal duties or (b) create a risk of damage or destruction to any property or assets of the Company or its subsidiaries. Any access to the properties of the Company and its subsidiaries will be subject to such Company or its applicable subsidiary’s reasonable security measures and insurance requirements. All requests for access pursuant to the Merger Agreement must be directed to specified representatives of the Company from time to time.

All information obtained by the Merger Corporation or its respective representatives pursuant to the foregoing must be kept confidential in accordance with the Confidentiality Agreement.

Certain Additional Covenants and Agreements

The Merger Agreement contains other covenants and agreements, in which each of the Merger Corporation and the Company covenants or agrees to:

•

consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger Agreement or any of the Transactions, except to the extent public disclosure is required by applicable law or the rules or regulations of Nasdaq or any United States national securities exchange on which shares of Company Class A Common Stock are then traded, in which case the issuing party is required to use its reasonable best efforts to consult with the other party before issuing any press release or making any such public statements; and

•

cooperate to, concurrently with the preparation and filing of this proxy statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 relating to the Transactions.

In addition, the Merger Corporation will:

•	use reasonable best efforts to cause the Company’s securities to be de-listed from Nasdaq and de-registered under the Exchange Act as soon as practicable following the Effective Time.

Further, the Company will, and will cause its subsidiaries to:

•

prior to the Effective Time, prepare and file (with the assistance and cooperation of the Merger Corporation as reasonably requested by the Company) with the SEC, as promptly as practicable after May 8, 2025 (but in no event later than 30 business days after such date, such deadline having been extended to July 1, 2025 by the Merger Corporation pursuant to the terms of the Merger Agreement), a proxy statement as contemplated by Rule 14a of the Exchange Act containing (i) the information specified in Schedule 14A under the Exchange Act concerning the Merger and (ii) the notice of availability of appraisal rights and related disclosure required by Section 262, and prior to the Effective Time, reasonably cooperate with the Merger Corporation to accomplish the foregoing;

•

use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable law and rules and policies of the Nasdaq to enable the delisting by the Company of the Company Class A Common Stock from Nasdaq and the deregistration of the Company Class A Common Stock under the Exchange Act promptly after the Effective Time;

•

prior to the Effective Time, notify the Merger Corporation promptly of the commencement of any stockholder litigation brought or threatened in writing against the Company, any of its subsidiaries or any of their respective directors or officers relating to the Transactions (“Transaction Litigation”) and will promptly advise the Merger Corporation of any material developments with respect to and keep the Merger Corporation reasonably informed with respect to the status thereof. Prior to the Effective Time, the Company (at the direction of the Special Committee) will be entitled to direct and control the overall defense, negotiation and settlement of any such Transaction Litigation; provided that the Company will (a) give the Merger Corporation the right to participate in (but not control) the defense, settlement or prosecution of any Transaction Litigation and (b) reasonably consult with the Merger Corporation with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company (at the direction of the Special Committee) will not, and will cause its representatives not to, settle any Transaction Litigation without the Merger Corporation’s prior written consent (not to be unreasonably withheld, conditioned or delayed). Following the Effective Time, the Company will have exclusive control and authority over the defense, negotiation, settlement, or other resolution of any Transaction Litigation, without any obligation to obtain consent from, provide notice to, consult with, or otherwise comply with any formalities involving the Special Committee or its representatives that were required or contemplated by the Merger Agreement prior to the Effective Time; provided that, the Company’s representatives named as defendants in Transaction Litigation (including any member of a committee of the Company, such as the Special Committee) shall have the right to manage their own defense (including the negotiation of, and entry into, any settlement, provided that entering into such settlement shall be subject to the Merger Corporation’s prior written consent (not to be unreasonably withheld, conditioned or delayed)) of any Transaction Litigation in consultation with the Company;

•

take such further actions, if any, as may be reasonably necessary or appropriate to ensure that all transactions in equity securities of the Company (including any derivative securities) pursuant to the Merger and the Transactions by any officer or director of the Company who is subject to Section 16(a) of the Exchange Act (or any other persons who may be deemed subject to Section 16(a) of the Exchange Act as a “director by deputization”) are exempt under Rule 16b-3 promulgated under the Exchange Act; and

•

deliver to the Merger Corporation at or prior to the Closing a certification of the Company prepared in a manner consistent and in accordance with the requirements of Treasury Regulation Sections 1.897-2(g), (h) and 1.1445-2(c) dated as of the Closing Date and signed by a responsible corporate officer of the Company certifying that no interest in the Company is, or has been during the relevant period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property interest” within the meaning of Section 897(c) of the Code, and a form of notice to the IRS prepared in accordance with the provisions of Treasury Regulation Section 1.897-2(h)(2).

Conditions of the Merger

The obligations of the Company and the Merger Corporation to consummate the Merger are subject to the satisfaction (or written waiver by the Company and the Merger Corporation, if permissible by law), at or prior to the Effective Time, of each of the following conditions:

•	the receipt of the Company Stockholder Approvals;

•

the absence of any law enacted, issued, promulgated, enforced or entered, whether in a temporary, preliminary or permanent manner, by any governmental authority that enjoins, restrains or otherwise prohibits or makes illegal the consummation of the Merger; and

•	the expiration or termination of any applicable waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act.

The obligations of the Merger Corporation to consummate the Merger are subject to the satisfaction (or waiver by the Merger Corporation (where permissible)), at or prior to the Effective Time, of the following additional conditions:

•	the representations and warranties of the Company related to:

•

certain capitalization representations (in each case, other than for inaccuracies that are individually or in the aggregate de minimis relative to the total fully diluted equity capitalization of the Company) being true and correct in all respects as of the Closing Date, as if made as of such date, except to the extent any such representation or warranty expressly relates to a specific date (in which case on and as of such specific date);

•

the absence of any Material Adverse Effect between December 31, 2024 and May 8, 2025 being true and correct in all respects as if made as of such date, except to the extent any such representation or warranty expressly relates to a specific date (in which case on and as of such specific date);

•

(i) the Company’ organization, good standing and qualification to do business; (ii) the Company’s power and authority to (A) execute and deliver the Merger Agreement, (B) perform their obligations and (C) consummate the Transactions; (iii) the Company Stockholder Approvals being the only vote of the holders of any class or series of the Company’s capital stock or holders of any class or series of the prior to the Effective Time necessary to approve the Merger Agreement and the Transactions; (iv) the inapplicability of restrictions on business combinations set forth in any applicable “anti-takeover” law to the Merger Agreement or the Transactions, including the Merger; and (v) the absence of brokers, financial advisors, investment bankers, finders or agents entitled to any fee or commission in connection with the Transactions (other than Evercore), in each case, being true and correct in all material respects as of the Closing Date, and without regard to any Material Adverse Effect and other qualifications based on the word “material,” as if made at such time, except to the extent such representation or warranty expressly relates to a specified date (in which case at and as of such specified date);

•

each of the other representations and warranties of the Company set forth in the Merger Agreement and not specified above being true and correct in all respects as of the Closing Date, as if made at such time (except to the extent such representation or warranty expressly relates to a specified date (in which case at and as of such specified date)), and without regard to any Material Adverse Effect or other qualifications based on the word “material,” except where such failures to be true and correct would not have a Material Adverse Effect;

•

the Company having performed or complied in all material respects with the covenants, agreements and obligations required to be performed or complied with by it under the Merger Agreement at or prior to the Effective Time;

•	no Material Adverse Effect having occurred and been continuing since May 8, 2025; and

•

the receipt by the Merger Corporation of a certificate, dated as of the Closing Date, signed by an executive officer of the Company certifying that the closing conditions described in the first, second and third bullets above have been satisfied.

The obligations of the Company to consummate the Merger are subject to the satisfaction (or waiver by the Company (where permissible)), at or prior to the Effective Time, of the following additional conditions:

•

the accuracy of representations and warranties of the Merger Corporation to the extent specified in the Merger Agreement as of the Closing Date, as if made at such time, except to the extent such representation or warranty expressly relates to a specific date (in which case on and as of such specific date), other than for such failures to be true and correct that would not, individually or in the aggregate, have a Merger Corporation Material Adverse Effect;

•

the Merger Corporation having performed or complied in all material respects with the covenants, agreements and obligations required to be performed or complied with by it under the Merger Agreement at or prior to the Effective Time; and

•

the receipt by the Company of a certificate signed by an executive officer of the Merger Corporation certifying that the closing conditions described in the first and second bullets above have been satisfied.

The consummation of the Merger is not conditioned upon the Merger Corporation’s receipt of financing. For a more detailed description of the financing, please see the section of this proxy statement entitled “Special Factors — Financing of the Merger” beginning on page 69.

Each party may waive any of the conditions to its obligations to consummate the Merger except where waiver is not permitted by law.

Termination of the Merger Agreement

The Merger Agreement may be terminated, and the Transactions abandoned, at any time prior to the Effective Time (notwithstanding any prior adoption of the Merger Agreement by the stockholders of the Company), by the mutual written consent of each of the Company (acting with the prior approval of the Special Committee) and the Merger Corporation.

Termination by Either the Company or the Merger Corporation

In addition, the Company (acting with the prior approval of the Special Committee), on the one hand, or the Merger Corporation, on the other hand, may terminate the Merger Agreement and abandon the Transactions at any time prior to the Effective Time if:

•

any governmental authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any law permanently restraining, enjoining, prohibiting or making illegal the consummation of the Merger and such law has become final and nonappealable;

•

the Effective Time has not occurred on or before the Outside Date; provided that the right to terminate under such provision of the Merger Agreement is not available to a party if such party’s or its subsidiaries’ breach of any representations or warranties or failure to satisfy any agreements or covenants under the Merger Agreement has been the primary cause of, or has primarily resulted in, the failure of the Effective Time to occur on or before such date; or

•

the Company Stockholder Approvals are not obtained at the duly convened Special Meeting (including any adjournment or postponement thereof) at which a vote on the approval of the Merger Agreement was taken; provided that the Merger Corporation may not rely on this provision to terminate the Merger Agreement if any Continuing Stockholder has breached its obligations under the applicable Voting Agreement in a manner that primarily caused such failure to obtain the Company Stockholder Approvals in any material respect.

Termination by the Merger Corporation

The Merger Corporation may also terminate the Merger Agreement (by written notice to the Company) at any time prior to the Effective Time if:

•	the Board (acting upon the recommendation of the Special Committee) or the Special Committee has effected an Adverse Recommendation Change; or

•

there has been any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in the Merger Agreement, in either case which (i) would cause any of the conditions to the obligations of the Merger Corporation not to be satisfied and (ii) such breach or inaccuracy is not capable of being cured or, if curable, is not cured within the earlier of (A) 30 days after written notice thereof is given by the Merger Corporation to the Company and (B) one business day prior to the Outside Date; provided that the Merger Corporation is not then in material breach of the Merger Agreement.

Termination by the Company

The Company (acting with the prior approval of the Special Committee) may also terminate the Merger Agreement (by written notice to the Merger Corporation) at any time prior to the Effective Time if:

•

prior to the delivery of the Company Stockholder Approvals, the Board (acting upon the recommendation of the Special Committee) or the Special Committee determines to enter into an Acquisition Agreement with respect to a Superior Proposal, provided that (i) prior to, or concurrently with, such termination the Company pays the Company Termination Fee (as defined below) and (ii) the Company substantially contemporaneously enters into such Acquisition Agreement; provided that the Company will not have the right to terminate if (x) the Company Stockholder Approvals have been obtained or (y) the Company has materially breached the non-solicitation provisions of the Merger Agreement;

•

there has been any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Merger Corporation set forth in the Merger Agreement, in either case which (i) would cause any of the conditions to the obligations of the Company not to be satisfied and (ii) such breach or inaccuracy is not capable of being cured or, if curable, is not cured by the earlier of (i) 30 days after written notice thereof is given by the Company to the Merger Corporation and (ii) one business day prior to the Outside Date; provided that the Company is not then in material breach of the Merger Agreement; or

•

(i) all of the Merger Corporation closing conditions have been and then are satisfied or, to the extent permitted by law, waived by the Merger Corporation (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing), (ii) on or after the date on which the Closing should have occurred pursuant to the Merger Agreement, the Company has irrevocably delivered written notice to the Merger Corporation to the effect that all of the Company closing conditions have been satisfied or, to the extent permitted by law, waived by the Company (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing) and the Company is prepared to consummate the Closing and (iii) the Merger Corporation fails to consummate the Closing within two business days after the delivery of the notice referenced in the preceding clause (ii).

Termination Fees

The Company will be required to pay a termination fee of $39 million (the ”Company Termination Fee”) to the Merger Corporation if the Merger Agreement is terminated:

•	by the Merger Corporation due to the Board (acting upon the recommendation of the Special Committee) or the Special Committee effecting an Adverse Recommendation Change; or

•

by the Company because the Board (acting upon the recommendation of the Special Committee) or the Special Committee has determined to enter into an Acquisition Agreement with respect to a Superior Proposal.

In no event will the Company be required to pay the Company Termination Fee more than once.

Sole and Exclusive Remedies

The Company has expressly agreed that the following will be the sole and exclusive remedies of the Company, its subsidiaries and their respective affiliates against the Merger Corporation, the Blackstone Funds and their respective affiliates for, or with respect to, the Merger Agreement, the Equity Commitment Letter, any debt commitment letter entered into in respect of any Debt Financing, the Confidentiality Agreement, the Voting Agreements or the Transactions (including any breach thereof by the Merger Corporation), the termination of the Merger Agreement, the failure to consummate the Closing or any claims or actions under applicable law arising out of any such breach, termination or failure, and none of the Company, its subsidiaries and their respective affiliates will seek to recover any other damages or seek any other remedy with respect to any such losses or damages:

•	the Financing Covenant Expenses payable to the Company as described in the section of this proxy statement entitled “The Merger Agreement — Financing Cooperation” beginning on page 102;

•	the Company’s right to seek specific performance or other equitable relief solely in accordance with, and subject to the limitations in, the Merger Agreement and the Equity Commitment Letter; and

•	the rights of the Company to bring any claims or pursue any action under the Confidentiality Agreement or the Voting Agreements.

Nothing in the Merger Agreement precludes any liability of any Debt Financing Source to the Company (following the Closing) or the Merger Corporation under the definitive agreements relating to any Debt Financing. For a more detailed description of the financing, please see the section of this proxy statement entitled “Special Factors — Financing of the Merger” beginning on page 69.

Fees and Expenses

Whether or not the Transactions are consummated, all expenses incurred in connection with the Merger Agreement, the Transactions and all matters related thereto, and the solicitation of stockholder approvals will be paid by the party incurring such expenses, except as otherwise expressly set forth in the Merger Agreement; provided that the Merger Corporation will pay all filing fees to any governmental authority in order to make such filings or obtain any such authorizations, consents, orders or approvals as required under the Merger Agreement.

Withholding Taxes

Each of the Company, the Merger Corporation, and the paying agent (and any of their affiliates or agents) is entitled to deduct and withhold from the consideration otherwise payable pursuant to the Merger Agreement to any person such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code or any other applicable state, local or foreign tax law. To the extent that amounts are so withheld, any withheld amounts will be (i) remitted to the applicable governmental authority and (ii) treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction and withholding was made.

Amendment and Waiver

The Merger Agreement may be amended by written agreement of the parties to the Merger Agreement at any time prior to the Effective Time, provided that, with respect to the Company, the Special Committee has approved such amendment; provided further, that prior to the Effective Time, no amendment may be made that would reduce the amount or change the form of the Merger Consideration or that would otherwise require the approval of the stockholders of the Company under applicable law without the consent of the stockholders of the Company.

At any time prior to the Effective Time, the Merger Corporation, on the one hand, and the Company (only if such action has been recommended by the Special Committee), on the other hand, may (a) extend the time for the performance of any obligation or other act of any other party to the Merger Agreement, (b) waive any inaccuracy in the representations and warranties of any other party contained therein or in any document delivered pursuant the Merger Agreement and (c) waive compliance with any agreement of any other party or any condition to its own obligations contained in the Merger Agreement. Any such extension or waiver will be valid if set forth in a written instrument signed by the party or parties to be bound. The failure of any party to assert any of its rights under the Merger Agreement or otherwise will not constitute a waiver of those rights.

Governing Law

The Merger Agreement is governed by, and will be construed in accordance with, the laws of the State of Delaware without regard to the principles of conflicts of law that would cause the application of the laws of any jurisdiction other than those of the State of Delaware.

Jurisdiction; Specific Performance

Each party to the Merger Agreement has agreed that any action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Merger Agreement or the Transactions (whether brought by any party or any of its affiliates or against any party or any of its affiliates) will be heard and determined exclusively in the Court of Chancery of the State of Delaware or, only if such court does not have jurisdiction over such action, then such action will be heard and determined in any federal or state court located in the State of Delaware.

The parties to the Merger Agreement agreed that irreparable damage would occur in the event that any provisions of the Merger Agreement were not performed in accordance with its specific terms or were otherwise breached.

Accordingly, subject to certain limitations, the parties acknowledged and agreed that the parties are entitled (in addition to any other remedy that may be available to it whether in law, equity or otherwise, including monetary damages) to (i) an order of specific performance to enforce the observance and performance of a covenant or obligation that is breached or in respect of which a breach is threatened by any other party and (ii) an injunction restraining such breach or threatened breach, and in each case without necessity of posting a bond or other form of security. Each of the parties further agreed that it will not assert that a remedy of specific performance is unenforceable, invalid, contrary to applicable law, or inequitable on the basis that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law.

Notwithstanding anything in the Merger Agreement to the contrary, the parties agreed that the Company will be entitled to specific performance to cause the Merger Corporation to consummate the Transactions and cause the Equity Investors to provide the Equity Commitment pursuant to the Equity Commitment Letter if, and only if:

•

all of the conditions described in the first and second paragraphs of the section of this proxy statement above entitled “— Conditions to the Merger” have been and then are satisfied or, to the extent permitted by law, waived by the Merger Corporation (other than those conditions that by their nature cannot be satisfied other than at the Closing, provided that such conditions to be satisfied at the Closing would be capable of satisfaction); and

•

the Company has irrevocably confirmed by written notice that (x) all conditions described in the third paragraph of the section above entitled “— Conditions to the Merger” have been satisfied (other than those that, by their nature, are to be satisfied at the Closing) or that it would be willing to waive any unsatisfied conditions therein, and (y) it is ready, willing and able to consummate the Merger if specific performance is granted.

Notwithstanding anything to the contrary in the Merger Agreement, in the event that the Company initiates a proceeding seeking an injunction, specific performance or other equitable relief, no party will object to any application to the court setting forth an expedited timeline to hear and determine such action or assert that the amount of time pending until the Outside Date provides a basis for the court not to hear and determine such action as expeditiously as reasonably practicable.

THE VOTING AGREEMENTS

The following summarizes the material provisions of the Voting Agreements. This summary may not contain all of the information about the Voting Agreements that is important to you and is qualified in its entirety by the full Voting Agreements, attached as Annexes B through D to this proxy statement and incorporated herein by reference. We encourage you to read the Voting Agreements carefully and in their entirety, as they, and not this summary or other information in this proxy statement, expressly govern the rights and obligations of the parties thereto.

On May 8, 2025, in connection with executing the Merger Agreement, the Continuing Stockholders entered into Voting Agreements with the Company. Under these Voting Agreements, and subject to the conditions therein, each Continuing Stockholder agreed to vote (or cause to be voted) or deliver (or cause to be delivered) any written consents with respect to, as applicable, all of the shares of Company Common Stock held by such Continuing Stockholder at the Special Meeting (and any adjournment or postponement thereof):

(i)

in favor of (a) the adoption of the Merger Agreement and the approval of the Merger and (b) any other matter in respect of which approval of the Company’s stockholders is expressly requested by the Board and is required in order to adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement;

(ii)

against any action, agreement or transaction that would reasonably be expected to (a) result in a breach of any covenant, representation or warranty or any other obligation or agreement of (x) the Company or the Merger Corporation contained in the Merger Agreement or (y) the Continuing Stockholders contained in the Voting Agreements, or (b) otherwise prevent, impede, frustrate or nullify any provision of the Merger Agreement; and

(iii)

against any Acquisition Proposal or other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to materially impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the Transactions (provided, that the foregoing shall not require the Continuing Stockholders to vote against any Acquisition Proposal or any other proposal made in opposition to the Merger Agreement, the Merger or the Transactions, if prior to such vote, the Company has terminated the Merger Agreement as a result of a Superior Proposal).

As of the Record Date, the Continuing Stockholders held, in the aggregate, [    ] shares of Company Class A Common Stock and [    ] shares of Company Class B Common Stock, which represent approximately [ ]% of the outstanding shares of Company Class A Common Stock, approximately [ ]% of the outstanding shares of Company Class B Common Stock and approximately [ ]% of the total voting power of the Company Common Stock.

Under the Voting Agreements, the Continuing Stockholders may transfer their shares of Company Common Stock to certain permitted transferees only with the prior written consent of the Company (acting upon the recommendation of the Special Committee) (such consent, in the case of BCP FC Aggregator L.P., not to be unreasonably withheld, conditioned or delayed). Prior to and as a condition to the effectiveness of any such transfer, the permitted transferee must execute and deliver a joinder to the applicable Voting Agreement (in form and substance reasonably acceptable to the Company) agreeing to be bound by the same terms thereof.

Each Voting Agreement automatically terminates, without any notice or other action by any person, upon the earlier of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the mutual written consent of all the parties to the applicable Voting Agreement, (iii) the Board (acting upon the recommendation of the Special Committee) or the Special Committee effecting an Adverse Recommendation Change and (iv) the Effective Time.

The Voting Agreements are governed by the laws of the State of Delaware.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” that are not historical facts, including, without limitation, statements reflecting the Company’s current views with respect to, among other things, the Company’s operations, the Company’s financial performance, the Company’s industry, the impact of the macroeconomic environment on the Company’s business, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “would,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates,” “position us” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.

These factors include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the termination or expiration of any required waiting periods under the HSR Act; the possibility that competing offers or acquisition proposals for the Company will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; the effect of the announcement or pendency of the Merger on the Company’s ability to attract, motivate or retain key executives and associates, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally; the potential impact of certain provisions of the Merger Agreement on the Company’s liquidity and ability to fund its operations during the pendency of the Merger; risks related to the Merger diverting management’s attention from the Company’s ongoing business operations; the risk of shareholder litigation in connection with the Merger, including resulting expense or delay. Additional risks and uncertainties include but are not limited to those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 6, 2025 (the “Annual Report”) and the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2025 filed with the SEC on May 12, 2025, as such factors may be updated from time to time in the Company’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s SEC filings.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. Other factors and assumptions not identified above may also affect the forward-looking statements, and these other factors and assumptions may also cause actual results to differ materially from those anticipated in such forward-looking statements.

Such forward-looking statements speak only as of the date as of this proxy statement, and are based on the beliefs and assumptions of the Company’s management based on information currently available to management. Such forward-looking statements are and will be, as the case may be, subject to risks, uncertainties and other important factors that may cause the actual results of the Company or its subsidiaries and the timing of certain events to differ materially from any future results expressed or implied by such forward-looking statements.

All information contained in this proxy statement exclusively concerning the Merger Corporation, the Continuing Stockholders and their affiliates has been supplied by the Merger Corporation and the Continuing Stockholders and has not been independently verified by us.

THE PARTIES TO THE MERGER

TaskUs, Inc.

The Company is a Delaware corporation and provider of outsourced digital services and next-generation customer experience to the world’s most innovative companies, helping its clients represent, protect and grow their brands. Leveraging a cloud-based infrastructure, the Company serves clients in fast-growing sectors, including social media, e-commerce, gaming, streaming media, food delivery and ride-sharing, technology, financial services and healthcare. As of March 31, 2025, the Company had a worldwide headcount of approximately 61,400 people across 28 locations in 12 countries. The Company’s global, omnichannel delivery model is focused on providing its clients three key services — Digital Customer Experience, Trust + Safety, and AI Services. The Company primarily generates revenue from non-voice, digital channels or omnichannel services which allow it to utilize resources efficiently, thereby driving higher profitability.

The Company was incorporated under the laws of Delaware on July 27, 2018, under the name TU TopCo, Inc. On December 14, 2020, the Company changed its name to TaskUs, Inc. The Company’s principal executive offices are located at 1650 Independence Drive, Suite 100 New Braunfels, Texas, and its telephone number is (888) 400-8275. Shares of Company Class A Common Stock are listed on Nasdaq under the trading symbol “TASK.”

Breeze Merger Corporation

The Merger Corporation is a Delaware corporation owned by the Continuing Stockholders. The Merger Corporation was formed solely for the purpose of entering into the Merger Agreement and related agreements and consummating the Transactions. The Merger Corporation has not conducted any business operations other than in connection with its formation and the Transactions and related agreements. Upon the consummation of the Transactions, the Surviving Company will be collectively owned, directly or indirectly, by (i) Continuing Stockholders and (ii) the other holders of Continuing Shares (if any).

The principal executive office of the Merger Corporation is located at c/o Blackstone Inc., 345 Park Avenue, New York, NY 10154 with a telephone number of (212) 583-5300.

THE SPECIAL MEETING

We are furnishing this proxy statement to the holders of Company Common Stock as part of the solicitation of proxies by the Board for exercise at the Special Meeting or at any postponements or adjournments thereof.

Date, Time and Place

The Special Meeting of Company stockholders will be held in a virtual meeting format on [     ], 2025 at [     ], Central Time (unless the Special Meeting is adjourned or postponed). To access the Special Meeting, you should visit www.virtualshareholdermeeting.com/TASK2025SM. All shareholders are entitled to attend the Special Meeting; however, you are entitled to participate, meaning you are entitled to vote and submit questions, at the Special Meeting only if you were a shareholder of record as of the close of business on the Record Date, or if you were a beneficial owner of Company shares as of the Record Date and you register in accordance with the instructions below.

Purpose of the Special Meeting

The Special Meeting is being held for the following purposes:

•	to consider and vote on the Merger Agreement Proposal; and

•	to consider and vote on the Adjournment Proposal.

A copy of the Merger Agreement is attached as Annex A to this proxy statement.

Recommendation of the Board

The Board has reviewed and considered the terms and conditions of the Merger Agreement and the Transactions, including the Merger. The Board, acting upon the recommendation of the Special Committee, by unanimous vote of those directors present at a Special Meeting of the Board held on May 8, 2025 (excluding the Continuing Stockholder Directors, who did not participate), (i) determined and declared the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable, fair to Unaffiliated Security Holders and in the best interests of the Company and its stockholders, including the Public Stockholders, (ii) approved and declared advisable the Merger Agreement and the Transactions, including the Merger, (iii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein, (iv) authorized the officers of the Company to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of the Company and to do all things and take all actions necessary or advisable to consummate the Transactions and (v) recommended the adoption of the Merger Agreement by the stockholders of the Company. Accordingly, the Board recommends a vote “FOR” the Merger Agreement Proposal and “FOR” the Adjournment Proposal. For a discussion of the factors that the Board considered in determining to recommend the approval of the Merger Agreement Proposal, please see the section of this proxy statement entitled “Special Factors — Reasons for the Merger” beginning on page 40.

Attending the Special Meeting

Stockholders of Record

If you are a record holder of Company Common Stock (in other words, you held Company Common Stock in your own name in the stock register maintained by our transfer agent, Broadridge), then you do not need to register to virtually attend and participate in the Special Meeting. You may attend and participate by accessing www.virtualshareholdermeeting.com/TASK2025SM and entering the 16-digit control number shown on your proxy card. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Beneficial (“Street Name”) Stockholders

If you hold your shares in “street name” (in other words, your Company Common Stock is held in the name of your bank, broker or other nominee), you will need your 16-digit control number as indicated on your voting instruction form. Otherwise, you should contact your bank, broker or other nominee at least five business days before the Special Meeting to obtain your 16-digit control number in order to be able to attend, participate in or vote at the Special Meeting. You should note that your vote at the Special Meeting will invalidate any prior voting instructions you have given.

Once you obtain your 16-digit control number, you can attend and participate in the Special Meeting by accessing www.virtualshareholdermeeting.com/TASK2025SM and entering the 16-digit control number.

Record Date and Stockholders Entitled to Vote

Only holders of outstanding Company Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. Each share of Company Class A Common Stock held on the Record Date entitles the holder thereof to one vote on each of the proposals presented in this proxy statement. Each share of Company Class B Common Stock held on the Record Date entitles the holder thereof to 10 votes on each of the proposals presented in this proxy statement. As of the close of business on the Record Date, there were [     ] shares of Company Common Stock outstanding and entitled to vote, of which [     ] and [     ] were shares of Company Class A Common Stock and shares of Company Class B Common Stock, respectively.

The Continuing Stockholders, as of the close of business on the Record Date, collectively had the power to vote, or direct the voting of, all of the outstanding shares of Company Class B Common Stock, which as of the close of business on the Record Date represented [  ]% of the aggregate voting power of the Company’s common stock, and the Continuing Stockholders and their affiliates directly or indirectly owned all of the outstanding shares of Company Class B Common Stock. Other than Bryce Maddock and Jaspar Weir, no member of the Board has any direct or indirect interest in the Company Class B Common Stock. The Continuing Stockholders, as of the close of business on the Record Date, also collectively had the power to vote, or direct the voting of, approximately [     ] shares of Company Class A Common Stock, representing approximately [  ]% of the aggregate voting power of the Company’s common stock. In addition, as of the close of business on the Record Date, directors and executive officers of the Company (other than Bryce Maddock and Jaspar Weir), beneficially owned, in the aggregate, [     ] shares of Company Class A Common Stock.

A complete list of the Company stockholders entitled to vote at the Special Meeting will be available for examination by any Company stockholder, for any purpose germane to the Special Meeting, at our corporate headquarters, 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132, during ordinary business hours for a period of 10 days before the Special Meeting and at the Special Meeting.

Quorum

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the combined voting power of the Company Common Stock issued and outstanding on the Record Date and entitled to vote at the Special Meeting will constitute a quorum. Based on their holdings of Company Common Stock as of the Record Date, the presence at the Special Meeting, in person or by proxy, of the Continuing Stockholders would constitute a quorum for the transaction of business at the Special Meeting, including the Merger Agreement Proposal and the Adjournment Proposal. Virtual attendance at the Special Meeting constitutes presence in person for quorum purposes at the Special Meeting. Proxies received but marked as withheld, abstentions or broker non-votes, if any, will be included in the calculation of the number of shares considered present at the Special Meeting for purposes of establishing a quorum.

If a quorum is not present or represented at the Special Meeting of the Company stockholders, the Company stockholders holding a majority in voting power of the shares of Company Common Stock, present in person or represented by proxy and entitled to vote thereon, may adjourn the Special Meeting, without notice other than announcement at the Special Meeting, until a quorum is present or represented (provided that the Special Meeting may not be adjourned more than two times without the Merger Corporation’s prior written consent). If after the adjournment a new record date is fixed for the adjourned meeting, we will provide a notice of the adjourned meeting to each Company stockholder of record entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting, we expect that the Special Meeting will be postponed or adjourned to solicit additional proxies.

Vote Required

Approval of the Merger Agreement Proposal

The approval of the Merger Agreement Proposal requires the affirmative vote of (i) the holders of a majority of the outstanding voting power of the Company Common Stock entitled to vote on the Merger Agreement Proposal, voting together as a single class, (ii) the holders of a majority of the outstanding voting power of the Company Class A Common Stock entitled to vote on the Merger Agreement Proposal, voting as a separate class, (iii) the holders of a majority of the outstanding voting power of the Company Class B Common Stock entitled to vote on the Merger Agreement Proposal, voting as a separate class, and (iv) a majority of the votes cast by the Public Stockholders on the Merger Agreement Proposal. Under the Merger Agreement, the receipt of the Company Stockholder Approvals is a condition to the consummation of the Merger. As a result of the Continuing Stockholders’ power to vote, or direct the voting of, a majority of the outstanding shares of Company Class A Common Stock, all of the outstanding shares of Company Class B Common Stock and the Voting Agreements, pursuant to which each of the Continuing Stockholders have agreed to vote their shares in favor of the adoption of the Merger Agreement, the Company Stockholder Approvals, other than the “Majority of the Minority Vote” described in clause (iv) of the definition thereof, are effectively assured. Note that you may vote to approve the Merger Agreement Proposal and vote not to approve the Adjournment Proposal and vice versa. For more information, please see the section of this proxy statement entitled “The Voting Agreements” beginning on page 115.

Approval of the Adjournment Proposal

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the Company Common Stock present in person or represented by proxy and entitled to vote on the Adjournment Proposal. The Company does not intend to call a vote on this proposal if the Merger Agreement Proposal is approved at the Special Meeting.

The vote on the Adjournment Proposal is a vote separate and apart from the vote to approve the Merger Agreement Proposal. Accordingly, you may vote to approve the Merger Agreement Proposal and vote not to approve the Adjournment Proposal and vice versa.

Approval of the Adjournment Proposal is not a condition to the consummation of the Merger.

A broker “non-vote” occurs on a proposal when shares held of record by a broker are present or represented at the Special Meeting but the broker is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction has been given. A broker has discretionary authority to vote street name on a routine matter, even if the broker does not receive voting instructions from the beneficial owners. The Company does not expect any broker non-votes at the Special Meeting because the rules applicable to banks, brokers and other nominees only provide banks, brokers and other nominees with discretionary authority to vote on proposals that are considered “routine,” whereas the Merger Agreement Proposal to be presented at the Special Meeting is considered “non-routine.” As a result, no bank, broker or other nominee will be permitted to vote your shares of Company Common Stock at the Special Meeting without receiving instructions.

Voting Procedures

Whether or not you plan to attend the Special Meeting and regardless of the number of shares of Company Common Stock you own, your careful consideration of, and vote on, the Merger Agreement is important and we encourage you to vote promptly.

If you are a record holder of Company Common Stock (in other words, you hold Company Common Stock in your own name in the stock register maintained by our transfer agent, Broadridge) and to ensure that your shares of Company Common Stock are voted at the Special Meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the Special Meeting.

Vote on the Internet. If you are a record holder of Company Common Stock, you may submit your proxy via the internet by following the instructions provided set forth on the enclosed proxy card. If, as of the Record Date, you are the beneficial owner of Company Common Stock held in “street name” by your broker, bank or other nominee, you will need to go to the website provided on the enclosed voting instruction form. Have your proxy card or voting instruction form in hand when you access the voting website. On the internet voting site, you can confirm that your instructions have been properly recorded.

Vote by Telephone. If you are a record holder of Company Common Stock, you can also vote by following the instructions set forth on your enclosed proxy card. If, as of the Record Date, you are the beneficial owner of Company Common Stock held in “street name” by your broker, bank or other nominee, you can vote by telephone by dialing the number specified on your enclosed voting instruction form. Voice prompts will allow you to vote your Company Common Stock and confirm that your instructions have been properly recorded. Have your proxy card or voting instruction form in hand when you call.

Vote by Mail. If you are a record holder of Company Common Stock or if, as of the Record Date, you are the beneficial owner of Company Common Stock held in “street name” by your broker, bank or other nominee, and you have requested printed proxy materials, you may choose to vote by mail, by marking your enclosed proxy card or voting instruction form, dating and signing it, and returning in the accompanying prepaid reply envelope. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and you are the beneficial owner of Company Common Stock held in “street name” by your broker, bank or other nominee, please mail your completed voting instruction form to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail.

Voting at the Special Meeting. If you are a record holder of Company Common Stock, you may vote by attending the Special Meeting on-line and casting your vote electronically. The method or timing of your vote by proxy will not limit your right to vote at the Special Meeting if you attend the Special Meeting virtually and vote electronically. If you hold your shares in “street name” as of the Record Date (in other words, your Company Common Stock is held in the name of your bank, broker or other nominee), you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. In order to vote, complete and mail the proxy card received from your broker, bank or other nominee to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker. To vote at the Special Meeting, which will have the same effect as revoking any previously submitted voting instructions, you will need your 16-digit control number as indicated on your voting instruction form. Otherwise, you should contact your bank, broker or other nominee at least five business days before the Special Meeting to obtain your 16-digit control number in order to be able to attend, participate in or vote at the Special Meeting. Please see “— Attending the Special Meeting” above for information on how to attend the Special Meeting.

Without following the voting and/or registration instructions, your common stock held in “street name” will not be voted, which will not have any effect on the Merger Agreement Proposal and the Adjournment Proposal.

For additional questions about the Merger, assistance in submitting proxies or voting or to request additional copies of this proxy statement or the enclosed proxy card, please contact Innisfree M&A Incorporated, which is acting as the Company’s proxy solicitation agent in connection with the Merger, toll free at 877-750-8240.

How Proxies Are Voted

If you complete and submit your proxy card or voting instructions, the persons named as proxies will follow your instructions. If you are a holder of record and you submit a proxy card or voting instructions but do not direct how to vote on each item, the persons named as proxies therein will vote in favor of the Merger Agreement Proposal and the Adjournment Proposal.

Revocation of Proxies

For Company stockholders of record, any time after you have submitted a proxy card and before the proxy card is exercised, you may revoke or change your vote in one of three ways:

•

you may submit a new proxy card bearing a later date (which automatically revokes the earlier proxy or voting instructions) in accordance with the instructions detailed in the section of this proxy statement entitled “The Special Meeting — Voting Procedures”;

•	you may submit a written notice of revocation to the Company’s General Counsel and Corporate Secretary at 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132; or

•	you may attend the Special Meeting and vote during the live webcast. Attendance at the Special Meeting will not, in itself, constitute revocation of a previously granted proxy.

Please note that if you want to revoke your proxy by sending a new proxy card or a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company prior to the Special Meeting.

If you hold your shares in “street name,” you will need to revoke or resubmit your proxy through your broker, bank or other nominee and in accordance with its procedures. If your broker, bank or other nominee allows you to submit a proxy via the internet or by telephone, you may be able to change your vote by submitting a new proxy via the internet or by telephone (or by mail). In order to attend the Special Meeting and vote during the webcast, which will have the same effect as revoking any previously submitted voting instructions, you will need your 16-digit control number as indicated on your voting instruction form. Otherwise, you should contact your bank, broker or other nominee at least five business days before the Special Meeting to obtain your 16-digit control number in order to be able to attend, participate in or vote at the Special Meeting. Please see “The Special Meeting — Attending the Special Meeting” beginning on page 118 for information on how to attend the Special Meeting.

Solicitation of Proxies

The Company will bear the cost of soliciting proxies, including the expense of preparing, printing and distributing this proxy statement. In addition to soliciting proxies by mail, telephone or electronic means, we may request brokers to solicit their customers and will, upon request, reimburse them for the reasonable, out-of-pocket costs of forwarding proxy materials in accordance with customary practice and SEC and Nasdaq regulations. We may also use the services of our directors, officers and other employees to solicit proxies, personally or by telephone, without additional compensation. In addition, the Company has retained Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, to solicit proxies at a total cost to the Company of approximately $125,000, plus reimbursement of customary out-of-pocket expenses.

Adjournments

Although it is not currently expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. If a quorum is not present or represented at the Special Meeting of the Company stockholders, the Company stockholders holding a majority in voting power of the shares of Company Common Stock, present in person or represented by proxy, may adjourn the Special Meeting, without notice other than announcement at the Special Meeting, until a quorum is present or represented (provided that the Special Meeting may not be adjourned more than two times without the Merger Corporation’s prior written consent). If after the adjournment a new record date is fixed for the adjourned meeting, we will provide a notice of the adjourned meeting to each Company stockholder of record entitled to vote at the Special Meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Special Meeting as originally noticed.

Voting by Company Directors, Executive Officers and Principal Securityholders

As of [     ], 2025, the directors and executive officers of the Company beneficially owned in the aggregate [     ] shares of Company Common Stock, or approximately [  ]% of the outstanding shares of Company Common Stock as of [     ], 2025. Except as described below, none of the directors or executive officers is obligated to vote to approve the Merger Agreement Proposal, we currently expect that each of these individuals will vote all of his or her shares of Company Common Stock “FOR” each of the proposals to be presented at the Special Meeting.

The Continuing Stockholders, as of the close of business on the Record Date, collectively had the power to vote, or direct the voting of, all of the outstanding shares of Company Class B Common Stock, which as of the close of business on the Record Date represented [  ]% of the aggregate voting power of the Company’s common stock, and the Continuing Stockholders and their affiliates directly or indirectly owned all of the outstanding shares of Company Class B Common Stock. Other than Bryce Maddock and Jaspar Weir, no member of the Board has any direct or indirect interest in the Company Class B Common Stock. The Continuing Stockholders, as of the close of business on the Record Date, also collectively had the power to vote, or direct the voting of, approximately [     ] shares of Company Class A Common Stock, representing approximately [  ]% of the aggregate voting power of the Company’s common stock. In addition, as of the close of business on the Record Date, directors and executive officers of the Company (other than Bryce Maddock and Jaspar Weir), beneficially owned, in the aggregate, [     ] shares of Company Class A Common Stock.

The Continuing Stockholders have each entered into a voting agreement with the Company pursuant to which they have agreed, subject to certain exceptions, to vote all of their shares of the Company’s common stock in favor of the Merger Agreement Proposal and the Adjournment Proposal. However, the approval of the Merger Agreement Proposal requires the affirmative vote of (i) the holders of a majority of the outstanding voting power of the Company Common Stock entitled to vote on the Merger Agreement Proposal, voting together as a single class, (ii) the holders of a majority of the outstanding voting power of the Company Class A Common Stock entitled to vote on the Merger Agreement Proposal, voting as a separate class, (iii) the holders of a majority of the outstanding voting power of the Company Class B Common Stock entitled to vote on the Merger Agreement Proposal, voting as a separate class, and (iv) a majority of the votes cast by the Public Stockholders on the Merger Agreement Proposal. Under the Merger Agreement, the receipt of the Company Stockholder Approvals is a condition to the consummation of the Merger. As a result of the Continuing Stockholders’ power to vote, or direct the voting of, a majority of the outstanding shares of Company Class A Common Stock, all of the outstanding shares of Company Class B Common Stock and the Voting Agreements, pursuant to which each of the Continuing Stockholders have agreed to vote their shares in favor of the adoption of the Merger Agreement, the Company Stockholder Approvals, other than the “Majority of the Minority Vote” described in clause (iv) of the definition thereof, are effectively assured. For more information, please see the section of this proxy statement entitled “The Voting Agreements” beginning on page 115.

The Company’s directors and executive officers have interests in the Merger that may be different from, or in addition to, the interests of the Company stockholders generally. For more information, please see the section of this proxy statement entitled “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 75.

Appraisal Rights

If the Merger is consummated, stockholders of record and beneficial owners who do not wish to accept the Merger Consideration are entitled to seek appraisal of their shares of Company Common Stock under Section 262 and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their shares of Company Common Stock exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares of Company Common Stock as determined by the Delaware Court may be more or less than, or the same as, the Merger Consideration that you are otherwise entitled to receive under the Merger Agreement. These rights are known as “appraisal rights.” This proxy statement serves as a notice of such appraisal rights pursuant to Section 262.

Persons who exercise appraisal rights under Section 262 will not receive the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. They will receive an amount determined to be the “fair value” of their shares of Company Common Stock following petition to, and an appraisal by, the Delaware Court. Persons considering seeking appraisal should recognize that the fair value of their shares of Company Common Stock determined under Section 262 could be more than, the same as or less than the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.

A holder of record or a beneficial owner of shares of Company Common Stock who (i) makes a valid demand for an appraisal of such holder’s or beneficial owner’s shares of Company Common Stock, (ii) continuously holds beneficially owns, as applicable, such shares on and from the date of the making of the demand through the Effective Time, (iii) has not consented to or otherwise voted in favor of the Merger or otherwise withdrawn, lost or waived his, her or its appraisal rights, (iv) strictly complies with all other procedures for exercising appraisal rights under Section 262, (v) does not validly thereafter withdraw his, her or its demand for appraisal of such shares or otherwise lose his, her or its rights to seek appraisal and (vi) is, in the case of a beneficial owner, a person who (A) reasonably identifies in his, her or its demand for appraisal the holder of record of the shares for which the demand is made, (B) provides with such demand documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be with such demand and (C) provides an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List, will be entitled to receive the fair value of his, her or its shares of Company Common Stock exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value. The summary included herein does not constitute legal or other advice, nor does it constitute a recommendation that persons seek to exercise their appraisal rights under Section 262. Failure to comply timely and properly with the procedures and requirements of Section 262 will result in the loss of a person’s appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration under the Merger Agreement.

A copy of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262, which is incorporated by reference in its entirety. The summary included herein may not contain all of the information regarding the law relating to appraisal rights that is important to you and is qualified in its entirety by reference to the full text of Section 262 and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal and financial advisors before electing or attempting to exercise such rights. If you hold your shares of Company Common Stock through a broker, bank or other nominee, and you wish to exercise appraisal rights, you should consult with such broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank or other nominee. For more information, please see the section of this proxy statement entitled “Special Factors — Appraisal Rights.”

Householding

The SEC adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more of the Company stockholders sharing the same address by delivering a single proxy statement addressed to those Company stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for Company stockholders and cost savings for companies.

A number of banks, brokers or other nominees with account holders who are Company stockholders may be “householding” proxy materials. A single copy of the proxy statement will be delivered to multiple Company stockholders sharing an address unless contrary instructions have been received from the affected Company stockholders. Once you have received notice from your bank, broker or other nominee that they will be “householding” communications to your address, such “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the proxy statement, please notify your bank, broker or other nominee and contact us by email at IR@taskus.com, by phone at (888) 400-8275, or in writing, c/o our General Counsel and Corporate Secretary, TaskUs, Inc., 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132. Company stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their banks, brokers or other nominees. We will promptly deliver an additional copy of the proxy statement to any stockholder who so requests. For more information, see “Questions and Answers About the Special Meeting and the Merger” above or “Where You Can Find Additional Information” beginning on page 147.

Other Matters

Pursuant to the DGCL and the Company’s Third Amended and Restated Bylaws, only the matters set forth in the notice of special meeting may be brought before the Special Meeting.

Assistance

If you have any questions or need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Innisfree M&A Incorporated, which is acting as the Company’s proxy solicitation agent in connection with the Merger, toll free at 877-750-8240.

PROPOSAL 1: MERGER AGREEMENT PROPOSAL

The Proposal

The Company is asking you to approve the Merger Agreement Proposal. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety.

General

We are asking our stockholders to consider and vote on the adoption of the Merger Agreement and the Transactions contemplated thereby, including the Merger. Pursuant to the Merger Agreement, subject to the terms and conditions thereof, the Merger Corporation will merge with and into the Company, with the Company surviving the Merger, collectively owned, directly or indirectly by (i) the Continuing Stockholders and (ii) the other holders of Continuing Shares (if any). If the Merger is consummated, holders of Company Common Stock will be entitled to receive an amount in cash equal to $16.50 per share, without interest and subject to any withholding of taxes required by applicable law, in exchange for each share of Company Common Stock (other than any Excluded Shares, any Continuing Shares and any Dissenting Shares) such holder owns at the Effective Time of the Merger. For a detailed description of the Merger Agreement and the Transactions contemplated thereby, including the Merger, see the section of this proxy statement entitled “The Merger Agreement” beginning on page 83.

As discussed in the sections of this proxy statement entitled “Special Factors — Recommendation of the Special Committee”; “Special Factors — Reasons for the Merger” and “Special Factors — Recommendation of the Board” the Board, acting upon the recommendation of the Special Committee, by unanimous vote of those directors present at a Special Meeting of the Board held on May 8, 2025 (excluding the Continuing Stockholder Directors, who did not participate), (i) determined and declared the Merger Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, to be advisable, fair to Unaffiliated Security Holders and in the best interests of the Company and its stockholders, including the Public Stockholders, (ii) approved and declared advisable the Merger Agreement and the Transactions, including the Merger, (iii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein, (iv) authorized the officers of the Company to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of the Company and to do all things and take all actions necessary or advisable to consummate the Transactions and (v) recommended the adoption of the Merger Agreement by the stockholders of the Company.

Our stockholders must approve the Merger Agreement Proposal in order for the Merger to occur. If our stockholders fail to approve the Merger Agreement Proposal, the Merger will not occur.

Vote Required

Approval of the Merger Agreement Proposal requires the affirmative vote of (i) the holders of a majority of the outstanding voting power of the Company Common Stock entitled to vote on the Merger Agreement Proposal, voting together as a single class, (ii) the holders of a majority of the outstanding voting power of the Company Class A Common Stock entitled to vote on the Merger Agreement Proposal, voting as a separate class, (iii) the holders of a majority of the outstanding voting power of the Company Class B Common Stock entitled to vote on the Merger Agreement Proposal, voting as a separate class, and (iv) a majority of the votes cast by the Public Stockholders on the Merger Agreement Proposal.

Each share of Company Class A Common Stock held on the Record Date entitles the holder thereof to one vote on the Merger Agreement Proposal. Each share of Company Class B Common Stock held on the Record Date entitles the holder thereof to 10 votes on the Merger Agreement Proposal.

Appraisal Rights

If the Merger is consummated, stockholders of record and beneficial owners who continuously hold Company Common Stock through the Effective Time, who do not vote such Company Common Stock in favor of the adoption of the Merger Agreement and who properly demand appraisal of such Company Common Stock and do not effectively withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to an appraisal of such Company Common Stock in connection with the Merger under Section 262. This means that Company stockholders who perfect their appraisal rights, who do not thereafter effectively withdraw their demand for appraisal and who follow the procedures in the manner prescribed by Section 262 will be entitled to have such Company Common Stock appraised by the Delaware Court and to receive payment in cash of the “fair value” of such Company Common Stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the Delaware Court (or in certain circumstances described in further detail in the section of this proxy statement entitled “The Special Meeting — Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Company to each stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, Company stockholders of record and beneficial owners who wish to seek appraisal of their Company Common Stock are encouraged to review Section 262 carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Company stockholders of record and beneficial owners considering seeking appraisal should be aware that the fair value of their Company Common Stock as determined pursuant to Section 262 could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Company Common Stock. The following summary does not constitute legal or other advice, nor does it constitute a recommendation that persons seek to exercise their appraisal rights under Section 262. Failure to comply timely and properly with the procedures and requirements of Section 262 will result in the loss of a person’s appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration under the Merger Agreement.

To exercise your appraisal rights, you must: (i) submit a written demand for appraisal to the Company before the vote is taken on the adoption of the Merger Agreement; (ii) not submit a proxy with respect to, or otherwise vote, the Company Common Stock for which you seek appraisal in favor of the proposal to adopt the Merger Agreement; (iii) continue to hold of record or beneficially own such Company Common Stock on and from the date of the making of the demand through the Effective Time; and (iv) strictly comply with all other procedures for exercising appraisal rights under Section 262. Your failure to follow exactly the procedures specified under Section 262 will result in the loss of your appraisal rights. In addition, the Delaware Court will dismiss appraisal proceedings in respect of the Merger unless certain stock ownership conditions are satisfied by the stockholders seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section of this proxy statement captioned “The Special Meeting — Appraisal Rights,” which is qualified in its entirety by Section 262, the relevant section of the DGCL regarding appraisal rights, incorporated by reference in this proxy statement. If, as of the Record Date, you are the beneficial owner of Company Common Stock held in “street name” by your broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with such broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank or other nominee.

Vote Recommendation

The Board recommends a vote “FOR” the approval of the Merger Agreement Proposal.

PROPOSAL 2: ADJOURNMENT PROPOSAL

The Proposal

The Company is asking you to approve the Adjournment Proposal.

General

The Company is asking you to approve one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal.

If the Company stockholders approve the Adjournment Proposal, the Company could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Company stockholders that have previously returned properly executed proxies voting against the approval of the Merger Agreement Proposal (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the Special Meeting). Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Merger Agreement Proposal such that the Merger Agreement Proposal would be defeated, the Company could adjourn the Special Meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of that Company Common Stock to change their votes to votes in favor of any such proposal. Additionally, the Company may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the Company Common Stock entitled to vote on the Adjournment Proposal.

Each share of Company Class A Common Stock held on the Record Date entitles the holder thereof to one vote on the Adjournment Proposal. Each share of Company Class B Common Stock held on the Record Date entitles the holder thereof to 10 votes on the Adjournment Proposal.

Vote Recommendation

The Board recommends a vote “FOR” the approval of the Adjournment Proposal.

OTHER IMPORTANT INFORMATION REGARDING THE COMPANY

Selected Historical Consolidated Financial Data

Set forth below is certain selected historical consolidated financial data relating to the Company. The historical unaudited selected financial data as of and for the three-month periods ended March 31, 2024 and March 31, 2025 and the audited fiscal years ended December 31, 2023 and December 31, 2024 has been derived from the Company’s consolidated financial information and statements.

This information is only a summary. The selected historical consolidated financial data as of December 31, 2023 and 2024 should be read in conjunction with the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 and the selected historical consolidated financial data as of and for the three months ended March 31, 2024 and 2025 should be read in conjunction with the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2025, each of which is incorporated by reference into this proxy statement in its entirety. More comprehensive financial information is included in such reports, including management’s discussion and analysis of financial condition and results of operations, and other documents filed by the Company with the SEC, and the following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and notes contained therein. See the section of this proxy statement entitled “Where You Can Find Additional Information” beginning on page 147. Results of interim periods are not necessarily indicative of the results expected for a full year or for future periods.

Statement of Income and Balance Sheet Data

	Three Months Ended March 31,		Year Ended December 31,
	2025	2024	2024	2023
	(in thousands, except per share information)		(in thousands, except per share information)
Consolidated Statement of Income Data
Service revenue	$277,792	$227,470	$994,985	$924,365

Total operating expenses	243,554	203,912	902,561	829,327
Operating income	34,238	23,558	92,424	95,038

Net income	$21,148	$11,714	45,870	$45,690

Net income per common share
Basic	$0.23	$0.13	$0.52	$0.49
Diluted	$0.23	$0.13	$0.50	$0.48
Income per common share from operating income
Basic	$0.38	$0.27	$1.04	$1.01
Diluted	$0.37	$0.26	$1.00	$0.99

	Three Months Ended March 31,	Year Ended December 31,
	2025	2024	2023
	(in thousands)	(in thousands)
Consolidated Balance Sheet Data
Current assets	$455,672	$435,352	$328,518
Non-current assets	$529,792	$517,946	$535,684
Current liabilities	$158,768	$152,025	$101,804
Non-current liabilities	$306,385	$304,354	$321,687
Shareholders’ equity	$520,311	$496,919	$440,711

Book Value per Share

As of March 31, 2025, the book value per share of Company Common Stock was $5.78. Book value per share of Company Common Stock is computed by dividing total equity at March 31, 2025 by the total shares of outstanding Company Common Stock on that date.

Market Price of Shares and Dividends

Shares of Company Class A Common Stock are listed on Nasdaq under the trading symbol “TASK.” The table below provides the high and low intra-day trading prices for shares of Company Class A Common Stock, as reported by Nasdaq.

	High		Low
2025
April 1, 2025 through [ ], 2025	$	[ ]	$	[ ]
First quarter		$18.59		$12.38
2024
Fourth quarter		$19.60		$10.57
Third quarter		$17.97		$11.79
Second quarter		$15.40		$10.56
First quarter		$14.67		$11.26
2023
Fourth quarter		$13.63		$7.95
Third quarter		$13.42		$8.80
Second quarter		$15.15		$10.37
First quarter		$22.00		$13.80
2022
Fourth quarter		$24.10		$15.23
Third quarter		$24.37		$13.60
Second quarter		$40.59		$14.38
First quarter		$55.92		$25.12
2021
Fourth quarter		$74.21		$35.15
Third quarter		$85.49		$26.66
Second quarter		$35.63		$27.06

On May 8, 2025, the last full trading day prior to the Company’s issuance of a press release on May 9, 2025 announcing the Company’s entry into the Merger Agreement, the closing price for shares of Company Class A Common Stock was $14.38 per share. The $16.50 per share to be paid for each share of Company Class A Common Stock pursuant to the Merger Agreement represents a premium of approximately 14.7% over the closing price on May 8, 2025. On [    ], [    ], the latest practicable trading day before the filing of this proxy statement, the reported closing price for shares of the Company Class A Common Stock on Nasdaq was $[  ]. You are encouraged to obtain current market quotations for shares of Company Class A Common Stock in connection with voting your common stock.

As of the close of business on the Record Date, there were [    ] shares of Company Class A Common Stock outstanding and entitled to vote, held by [    ] Company stockholders of record and [    ] shares of Company Class B Common Stock outstanding and entitled to vote, held by [    ] Company stockholders of record. The number of holders is based upon the actual number of holders registered in our records at such date and excludes holders of shares in “street name” or persons, partnerships, associations, corporations or other entities identified in security positions listings maintained by depository trust companies.

In the past two years, the Company has not declared or paid any cash dividends on the Company Common Stock.

Beneficial Ownership of Common Stock by Management, Directors and Holders of 5% or More of Common Stock

The following table sets forth certain information that has been provided to the Company with respect to the beneficial ownership of shares of the Company Common Stock for (i) each stockholder who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s named executive officers and (iv) all of the Company’s current directors and executive officers as a group.

The number of shares beneficially owned by each entity or individual is determined under the SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting or investment power and also any shares that the entity or individual has the right to acquire as of July 30, 2025 (60 days after May 31, 2025) through the exercise of any stock options, through the vesting of Company RSUs into shares, or upon the exercise of other rights. Unless otherwise indicated, each person has sole voting and investment power (or shares such power with his or her spouse, as applicable) with respect to the shares set forth in the following table.

The number of shares of Company Class A Common Stock and Company Class B Common Stock outstanding and percentage of beneficial ownership set forth below is computed on the basis of 34,605,550 shares of Company Class A Common Stock and 55,032,694 shares of Company Class B Common Stock issued and outstanding as of May 31, 2025. Each share of Company Class B Common Stock is convertible at any time into one share of Company Class A Common Stock. Unless otherwise noted, the mailing address of each listed beneficial owner is c/o TaskUs, Inc., 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132.

Beneficial Ownership of Holders of 5% or More of Company Common Stock, Directors and Executive Officers:

Name of Beneficial Owner	Company Class A Common Stock		Company Class B Common Stock		Total Voting Power(1)
	Number	%	Number	%
Principal Stockholders:
Certain investment funds associated with Blackstone Inc.(2)	10,094,674	29.2%	37,035,806	67.3%	65.0%
c/o Blackstone Inc., 345 Park Avenue New York, New York 10154
Think Investments LP(3)	3,253,358	9.4%	—	*	*
One Letterman Drive, Building C, Suite CM-420 San Francisco, CA 94129.
Directors and Named Executive Officers:
Bryce Maddock(4)	4,269,066	12.1%	8,998,444	16.4%	16.1%
Jaspar Weir(5)	4,086,589	11.6%	8,998,444	16.4%	16.1%
Stephan Daoust	316,754	*	—	*	*
Amit Dixit	—	*	—	*	*
Michelle Gonzalez	43,091	*	—	*	*
Jill Greenthal	43,091	*	—	*	*
Jarrod Johnson	200,775	*	—	*	*
Susir Kumar	34,548	*	—	*	*
Mukesh Mehta	—	*	—	*	*
Jacqueline Reses	248,637	*	—	*	*
Balaji Sekar	303,197	*	—	*	*
Kelly Tuminelli	43,707	*	—	*	*
Claudia Walsh	263,391	*	—	*	*
Directors and executive officers as a group (13 persons)	9,852,846	26.5%	17,996,888	32.7%	32.3%

*	Represents less than 1% of the outstanding shares of Company Common Stock.
(1)

Percentage of total voting power represents voting power with respect to all shares of Company Class A Common Stock and Company Class B Common Stock, as a single class. The holders of Company Class B Common Stock are entitled to ten votes per share, and holders of Company Class A Common Stock are entitled to one vote per share. Percentages may not add exactly due to rounding.

(2)

Reflects securities held directly by BCP FC Aggregator L.P. The general partner of BCP FC Aggregator L.P. is BCP VII/BCP Asia Holdings Manager (Cayman) L.L.C. The managing members of BCP VII/BCP Asia Holdings Manager (Cayman) L.L.C. are Blackstone Management Associates Asia L.P. and Blackstone Management Associates (Cayman) VII L.P. The general partners of Blackstone Management Associates Asia L.P. are BMA Asia L.L.C. and BMA Asia Ltd. The general partners of Blackstone Management Associates (Cayman) VII L.P. are BCP VII GP L.L.C. and Blackstone LR Associates (Cayman) VII Ltd. Blackstone Holdings III L.P. is the managing member of BMA Asia L.L.C., the sole member of BCP VII GP L.L.C., and the controlling stockholder of BMA Asia Ltd. and the Class A stockholder of Blackstone LR Associates (Cayman) VII Ltd. Blackstone Holdings III GP L.P. is the general partner of Blackstone Holdings III L.P. Blackstone Holdings III GP Management L.L.C. is the general partner of Blackstone Holdings III GP L.P. Blackstone Inc. is the sole member of Blackstone Holdings III GP Management L.L.C. The sole holder of the Series II preferred stock of Blackstone Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Each of the Blackstone entities described in this footnote and Stephen A. Schwarzman may be deemed to beneficially own the securities beneficially owned by BCP FC Aggregator L.P., but each (other than BCP FC Aggregator L.P.) disclaims beneficial ownership of such securities. We have not made any independent determination as to the beneficial ownership of this shareholder and are not restricted in any determination we may make by reason of inclusion of such shareholder or their shares in this table.

(3)

Based solely on information contained in a Schedule 13G/A filed with the SEC on January 10, 2025. We have not made any independent determination as to the beneficial ownership of this shareholder and are not restricted in any determination we may make by reason of inclusion of such shareholder or their shares in this table.

(4)

Reflects (i) 5,573,620 shares of Company Common Stock held by The Maddock 2015 Irrevocable Trust, (ii) 5,221,267 shares of Company Common Stock held by The Bryce Maddock Family Trust, (iii) 656,220 shares of Company Common Stock held by The Maddock 2015 Exempt Irrevocable Trust, (iv) 1,021,540 shares of Company Common Stock held of record by Mr. Maddock, and (v) 794,863 shares of Company Class A Common Stock underlying options that are currently exercisable or will be exercisable within 60 days of May 31, 2025 and Company RSUs vesting within 60 days of May 31, 2025. Mr. Maddock and Richard Reyes are each co-trustees of The Maddock 2015 Irrevocable Trust. Mr. Maddock is the trustee of The Bryce Maddock Family Trust.

(5)

Reflects (i) 5,623,190 shares of Company Common Stock held by The Weir 2015 Irrevocable Trust, (ii) 5,221,267 shares of Company Common Stock held by The Jaspar Weir Family Trust, (iii) 606,650 shares of Company Common Stock held by The Weir 2015 Exempt Irrevocable Trust, (iv) 956,421 shares of Company Common Stock held of record by Mr. Weir, and (v) 677,505 shares of Company Class A Common Stock underlying options that are currently exercisable or will be exercisable within 60 days of May 31, 2025 and Company RSUs vesting within 60 days of May 31, 2025. Tarun Nimmagadda is the trustee of The Weir 2015 Irrevocable Trust. Mr. Weir is the trustee of the Jaspar Weir Family Trust.

Prior Public Offerings

During the past three (3) years, neither the Company nor Merger Corporation nor any of their respective affiliates has made an underwritten public offering of shares of Company Common Stock for cash that was registered under the Securities Act of 1933, as amended, or exempt from registration under Regulation A promulgated thereunder.

Certain Transactions in the Shares of Company Common Stock

Except as set forth below, and other than the Merger Agreement and agreements entered into in connection therewith, including the Voting Agreements (as described in the section of this proxy statement entitled “The Voting Agreements” beginning on page 115), and certain activity related to our equity awards discussed elsewhere in this proxy statement, (i) each of the Company, the Continuing Stockholders and their respective affiliates have not conducted any transactions with respect to shares of the Company Common Stock during the past sixty (60) days, and (ii) none of the Company or the Continuing Stockholders or their respective affiliates have purchased shares of the Company Common Stock during the past two years.

Transactions by the Continuing Stockholders During the Last Two Years

On May 23, 2025, the Continuing Stockholders converted 15 million shares of Company Class B Common Stock for 15 million shares of Company Class A Common Stock in accordance with the Company’s certificate of incorporation.

The following tables set forth information regarding purchases of Company Class A Common Stock by the Jaspar Weir and Bryce Maddock as reported on their respective Form 4s filed with the SEC.

Jaspar Weir

Fiscal Year	Total Number of Shares Purchased(1)		Price Paid Per Share
2023
First Quarter	68,897		$0
Second Quarter	68,897		$0
Third Quarter	68,897		$0
Fourth Quarter	68,897		$0
2024
First Quarter	78,947		$0
Second Quarter	68,897		$0
Third Quarter	68,897		$0
Fourth Quarter	68,897		$0
2025
First Quarter	118,856	(2)	$0
Second Quarter (through [ ], 2025)	[ ]		[ ]

(1)	Represents shares acquired as a result of vested Company RSUs and Company PSUs.
(2)	Represents gross number of shares purchased, including shares withheld in connection with the vesting of Company RSUs to cover tax withholding obligations.

Bryce Maddock

Fiscal Year	Total Number of Shares Purchased(1)		Price Paid Per Share
2023
First Quarter	68,897		$0
Second Quarter	68,897		$0
Third Quarter	68,897		$0
Fourth Quarter	68,897		$0
2024
First Quarter	99,484		$0
Second Quarter	68,897		$0
Third Quarter	68,897		$0
Fourth Quarter	68,897		$0
2025
First Quarter	192,181	(2)	$0
Second Quarter (through [ ], 2025)	[ ]		[ ]

(1)	Represents shares acquired as a result of vested Company RSUs.
(2)	Represents gross number of shares purchased, including shares withheld in connection with the vesting of Company RSUs to cover tax withholding obligations.

Transactions in the Company Class A Common Stock by the Company

The following table sets forth information regarding purchases of Company Class A Common Stock by the Company during the past two years pursuant to the Company’s share repurchase program, which was terminated on May 9, 2025.

Fiscal Year	Total Number of Shares Purchased	Range of Prices Paid Per Share	Average Price Paid Per Share
2023
First Quarter	389,801	$14.11-19.99	$16.35
Second Quarter	3,223,283	$10.66-14.97	$11.76
Third Quarter	4,541,983	$9.18-13.21	$10.62
Fourth Quarter	1,991,625	$8.12-13.12	$9.66
2024
First Quarter	285,611	$11.60-12.00	$11.91
Second Quarter	1,024,556	$10.67-12.00	$11.36
Third Quarter	32,987	$11.95-12.00	$11.98
Fourth Quarter	184,200	$11.40-12.00	$11.83
2025
First Quarter	750,691	$12.88-13.98	$13.44
Second Quarter (through May 9, 2025)	1,361,556	$11.78-13.99	$12.96

Past Contacts, Transactions, Negotiations and Agreements

Except as described in this section and the sections of this proxy statement captioned “—Background of the Merger” and “—Certain Transactions in the Shares of Company Common Stock,” and other than the Merger Agreement and agreements entered in connection therewith, including the Voting Agreements (as described in the section of this proxy statement entitled “The Voting Agreements” beginning on page 115), and certain activity related to our equity awards discussed elsewhere in this proxy statement, during the past two years: (i) there were no negotiations, transactions or material contacts between the Company and its affiliates, on the one hand, and any of the Continuing Stockholders or the Merger Corporation, on the other hand, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of the Company’s securities, election of the Company’s directors or sale or other transfer of a material amount of assets of the Company, (ii) the Company and its affiliates did not enter into any other transaction with an aggregate value exceeding 1% of the Company’s consolidated revenues with any Continuing Stockholders or the Merger Corporation, and (iii) none of the Company’s executive officers, directors or affiliate that is a natural person entered into any transaction during the past two years with an aggregate value (in respect of such transaction or series of transactions with that person) exceeding $60,000 with any of the Continuing Stockholders or the Merger Corporation.

Stockholders Agreement

In connection with the Company’s IPO, the Company entered into the Stockholders Agreement with Blackstone, Bryce Maddock and Jaspar Weir and certain entities affiliated with Bryce Maddock and Jaspar Weir (each of Bryce Maddock and his affiliated entities and Jaspar Weir and his affiliated entities referred to separately as a “Founder Group”), granting them certain board designation, approval and other rights.

Board Nomination Rights

The Stockholders Agreement gives Blackstone and the Founder Groups the right to designate a certain number of nominees for election to the Board so long as each Founder Group and Blackstone do not sell below, or beneficially own (directly or indirectly), as applicable, a specified percentage of the total voting power of the Company Common Stock.

Approval Rights

The Stockholders Agreement also provides that for so long as Blackstone, Bryce Maddock and Jaspar Weir and their affiliates, respectively, own at least 5% of the shares of the Company Common Stock entitled to vote generally in the election of the Company’s directors and are entitled to designate at least one director pursuant to the Stockholders Agreement (or such earlier date that Blackstone, Bryce Maddock or Jaspar Weir request their respective approval rights to be terminated), Blackstone and at least one of Bryce Maddock and Jaspar Weir must approve in advance certain of the Company’s actions, including each of the following: (i) any transaction involving the Company on the one hand and Blackstone, or one of Bryce Maddock and Jaspar Weir and his affiliates, on the other hand, other than (x) certain rescue financing transactions and (y) transactions or agreements on arms’-length terms with portfolio companies of Blackstone; (ii) any issuances of equity securities (and securities convertible into, or exchangeable or exercisable for equity securities of the Company), other than (x) in connection with public offerings, (y) certain equity incentive plans and (z) mergers, consolidations or similar extraordinary transactions; (iii) any declaration or payment of dividends other than those that are paid pro rata to holders of the Company Common Stock; (iv) entry into any bankruptcy, liquidation, dissolution or winding-up of the Company, other than in connection with a sale transaction that is structured as a sale of all or substantially all of the Company’s assets; and (v) any amendment or modification or waiver of the Company’s certificate of incorporation or bylaws that adversely affects the rights of Blackstone, Bryce Maddock or Jaspar Weir as compared to other holders of the Company Common Stock.

Other Provisions

The Stockholders Agreement also requires the Company to cooperate with Blackstone in connection with certain future pledges, hypothecations, grants of security interest in or transfers (including to third-party investors) of any or all of the shares of Company Common Stock held by Blackstone, including to banks or financial institutions as collateral or security for loans, advances or extensions of credit. The agreement will also permit Blackstone to assign its rights and obligations under the Stockholders Agreement, in whole or in part, without the Company’s prior written consent.

Registration Rights Agreement

In connection with the Company’s IPO, the Company entered into a registration rights agreement with Blackstone, Bryce Maddock and Jaspar Weir, which provides for customary “demand” registrations and “piggyback” registration rights. The registration rights agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act.

Support and Services Agreement

The Company was formed by investment funds affiliated with Blackstone as a vehicle for the acquisition of our wholly-owned subsidiary, TaskUs Holdings, on October 1, 2018 (the “Blackstone Acquisition”). In connection with the closing of the Blackstone Acquisition, the Company and TaskUs Holdings entered into a support and services agreement (the “Support and Services Agreement”) with Blackstone Capital Partners VII L.P. and Blackstone Capital Partners Asia L.P. and Blackstone Management Partners L.L.C. (“BMP”), an affiliate of Blackstone. Under the Support and Services Agreement, the Company reimburses BMP and its affiliates for expenses related to support services customarily provided by Blackstone’s portfolio operations group to Blackstone’s portfolio companies, as well as healthcare-related services provided by Blackstone’s Equity Healthcare group and Blackstone’s group purchasing program. The Support and Services Agreement also requires the Company to, among other things, make certain information, including tax-related information, books and records of the Company and its subsidiaries, and access to officers, directors and auditors, available to Blackstone and to indemnify BMP and its affiliates against certain claims. During the years ended December 31, 2024 and 2023, there were no transactions pursuant to the Support and Services Agreement that are required to be disclosed.

Indemnification Agreements

The Company is party to indemnification agreements with Bryce Maddock, Jaspar Weir and certain of the Company’s other directors and executive officers and may enter into additional agreement in the future. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Certain Other Commercial Transactions

Blackstone has ownership interests in a broad range of companies. The Company has entered and may in the future enter into commercial transactions in the ordinary course of its business with some of these companies, including the sale of goods and services and the purchase of goods and services. None of these transactions or arrangements individually has been or is expected to be material to the Company or Blackstone. From time to time, the Company does business with a number of other companies affiliated with Blackstone, which cannot be presumed to be carried out at an arm’s-length basis. During the quarter ended March 31, 2025, the Company made payments of $0.1 million for products and services the Company received from entities in which Blackstone had an interest. During the year ended December 31, 2024 and 2023, the Company made payments of $0.8 million and $0.5 million, respectively, for products and services the Company received from entities in which Blackstone had an interest. During the quarter ended March 31, 2025, the Company recognized revenue of $2.6 million for services the Company provided to entities in which Blackstone had an interest. During the year ended December 31, 2024 and 2023, the Company recognized revenue of $9.3 million and $10.5 million, respectively, for services the Company provided to entities in which Blackstone had an interest.

Directors and Executive Officers of the Company

The Board consists of nine members. The persons listed below are the directors and executive officers of the Company as of the date of this proxy statement.

At the Effective Time, the directors of the Merger Corporation immediately prior to the Effective Time will be the initial directors of the Surviving Company and the officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Company, in each case, until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the DGCL, the certificate of incorporation and bylaws of the Surviving Company.

Directors

Name	Age	Position	Country of Citizenship
Bryce Maddock	38	Chairperson of the Board, Chief Executive Officer and Director	United States
Jacqueline Reses	55	Director	United States
Kelly Tuminelli	57	Director	United States
Amit Dixit	52	Director	India
Michelle Gonzalez	48	Director	United States, Canada
Jill Greenthal	68	Lead Independent Director	United States
Susir Kumar	59	Director	India
Mukesh Mehta	44	Director	India
Jaspar Weir	39	President and Director	United States

The name, position, business address, present principal occupation or employment and material occupations, positions, offices or employment for the past five years of each of the Company’s directors and executive officers are set forth below.

Neither the Company, nor any of the Company’s directors or executive officers listed below has, to the knowledge of the Company, been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). In addition, neither the Company, nor any of the Company’s directors or executive officers listed below has, to the knowledge of the Company, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

All directors and executive officers of the Company can be reached c/o Task Us, Inc., 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132, (888) 400-8275.

Bryce Maddock co-founded TaskUs with Jaspar Weir in 2008. He has served as our Chief Executive Officer since 2008, as a member and acting chairperson of our board of directors since October 2018 and as chairperson of our board of directors since March 2023. In his role as Chief Executive Officer, Mr. Maddock leads our global operations. Mr. Maddock received a Bachelor’s degree from New York University.

Jacqueline Reses has served as a member of our board of directors since July 2019. Ms. Reses is the Chair and CEO of Lead Bank, a fintech infrastructure company, a position she has held since 2021. Lead Bank was acquired in 2022 by Luna Parent, Inc. of which Ms. Reses was a co-founder and served as CEO. Ms. Reses previously served as Executive Chairman of Square Financial Services LLC and Capital Lead at Block, Inc. (formerly known as Square, Inc.), a publicly traded financial services company that provides payments, point of sale, and cashflow management services to small businesses and consumers, from October 2015 until October 2020. From February 2016 to July 2018, Ms. Reses also served as People Lead for Block, Inc. From September 2012 to October 2015, Ms. Reses served as Chief Development Officer of Yahoo! Inc. Prior to her time at Yahoo, Ms. Reses led the U.S. media group as a Partner at Apax Partners Worldwide LLP, a global private equity firm, which she joined in 2001. Ms. Reses holds a Bachelor’s degree with honors from the Wharton School of the University of Pennsylvania.

Kelly Tuminelli has served as a member of our board of directors since September 2021 and has served as our Audit Committee Chair since December 2021. Ms. Tuminelli is the Executive Vice President and Chief Financial Officer of TriNet, a cloud-based professional employer organization providing HR solutions to businesses. Ms. Tuminelli joined TriNet in September 2020 as Executive Vice President of Finance and was appointed as Chief Financial Officer in October 2020. Ms. Tuminelli leads the finance and insurance services organizations at TriNet and is the executive sponsor of its Women@Work colleague resource group. Ms. Tuminelli is a seasoned financial executive bringing more than 30 years of financial services experience in the insurance, investment and consulting industries. Prior to joining TriNet, she served as the Executive Vice President and Chief Financial Officer at Genworth, an insurance company. In addition to her more than 15 years at Genworth in roles of increasing responsibility, Ms. Tuminelli previously held leadership roles at GE Capital and PricewaterhouseCoopers LLP. Ms. Tuminelli is a Certified Public Accountant and a Chartered Global Management Accountant. Ms. Tuminelli has served on the Board of MENTOR-Virginia, and is the past Chair for AMP! Metro Richmond, a Richmond-based middle school mentoring program. She also previously served as Chair of the American Heart Association’s Richmond-area Go Red for Women campaign. Ms. Tuminelli earned a Bachelor’s degree from the University of Washington, Seattle.

Amit Dixit has served as a member of our board of directors since October 2018. Mr. Dixit is a Senior Managing Director and the Head of Asia Private Equity of Blackstone, a leading global investment business investing in capital on behalf of pension funds, large institutions, and individuals. Since joining Blackstone in 2007, Mr. Dixit has been involved in various investments and investment opportunities in India and South Asia. Prior to that, he held the position of Principal at Warburg Pincus, a private equity firm. Mr. Dixit holds a Bachelor’s degree from the Indian Institute of Technology (Mumbai), a Master’s degree from Stanford University and an M.B.A. from Harvard Business School.

Michelle Gonzalez has served as a member of our board of directors since April 2022. Ms. Gonzalez is Corporate Vice President and Global Head of M12, Microsoft’s venture capital fund with over 100 active private technology companies in its portfolio, a position she has held since 2021. At M12, Ms. Gonzalez leads a team of senior venture capital investors and operating professionals and is responsible for the overall fund strategy, investment decisions and portfolio management. Prior to joining Microsoft and M12 in 2019, Ms. Gonzalez was the Managing Partner for Area 120, Google’s internal incubator, where she led a transformation of the organization to align the strategy and investment criteria to key thematic areas within and adjacent to Google’s core businesses. Prior to joining Google, Ms. Gonzalez was an entrepreneur-in-residence and investor at Comcast Ventures and was previously a Partner at IBM Ventures and a senior product and business leader at Apple. Ms. Gonzalez currently serves on the board of directors of Databook and Spycloud. Ms. Gonzalez holds a Bachelor’s degree from the University of Oklahoma and a J.D. from Yale Law School.

Jill Greenthal has served as a member of our board of directors since April 2022 and as lead independent director since March 2023. Ms. Greenthal was a Senior Managing Director and a Senior Advisor at Blackstone from 2007 until March 2022. Ms. Greenthal brings more than 30 years of financial and investment banking experience in M&A, Corporate Finance and highly structured transactions. Before joining Blackstone in 2003, Mr. Greenthal previously served as a Managing Director and held management positions at Credit Suisse, Donaldson Lufkin and Jenrette, and Lehman Brothers. Ms. Greenthal is a seasoned public company board member and also a trustee of the Dana-Farber Cancer Institute and BRIDGE Over Troubled Waters, an Advisor to the Museum of Fine Arts in Boston and an Honorary Trustee of the James Beard Foundation. Ms. Greenthal holds a Bachelor’s degree from Simmons University and an M.B.A. from Harvard Business School.

Susir Kumar has served as a member of our board of directors since July 2019. Mr. Kumar founded Ingroup Consulting Services LLP, a transformation consulting firm, in May 2019 and served as its Managing Partner until January 2023. Prior to that, Mr. Kumar served as Chief Executive Officer of Intelenet Global Services, a Business Process Management company, from 2000 to 2015 and as its Chairman from September 2015 through September 2018. Prior to his service in Intelenet Global Services, Mr. Kumar held a senior leadership position in HDFC Bank (formerly known as HDFC Ltd.), India’s largest mortgage firm. He is currently the Chair of VFS

Global and a board member of Sportz Village (formerly known as KOOH Sports). Mr. Kumar holds a Bachelor’s degree from Mangalore University and a Master’s degree from Mumbai University and is a member of the Institute of Company Secretaries of India.

Mukesh Mehta has served as a member of our board of directors since October 2018. Mr. Mehta serves as a Senior Managing Director in the Private Equity Group of Blackstone. Prior to joining Blackstone in August 2016, Mr. Mehta was a Vice President in the Private Equity division of The Carlyle Group, a private equity firm, from May 2006 to July 2016. Prior to Carlyle, Mr. Mehta worked in the Investment Banking Division at Citigroup from January 2004 to May 2006 and in the Assurance and Business Advisory Group at PricewaterhouseCoopers LLP. He is currently a board member of VFS Global, Aadhar Housing Finance Limited, Piramal Glass Ltd, International Gemological Institute (IGI) and rSystems. Mr. Mehta earned his Bachelor’s degree from the University of Mumbai, is a chartered accountant in India and holds a Master’s degree from Mumbai University.

Jaspar Weir co-founded TaskUs with Bryce Maddock in 2008. He has served as our President since 2008 and as a member of our board of directors since October 2018. In his role as President, Mr. Weir is focused on leading our transformational growth and corporate development. Mr. Weir received a Bachelor’s degree from the University of Southern California.

Executive Officers

Name	Age	Position	Country of Citizenship
Bryce Maddock	38	Chairperson of the Board, Chief Executive Officer and Director	United States
Jaspar Weir	39	President and Director	United States
Balaji Sekar	49	Chief Financial Officer	United States
Jarrod Johnson	47	Chief Customer Officer	United States
Stephan Daoust	50	Chief Operating Officer	Canada
Claudia Walsh	49	General Counsel and Corporate Secretary	United States

Bryce Maddock’s biography is included above under the heading “— Directors.”

Jaspar Weir’s biography is included above under the heading “— Directors.”

Balaji Sekar has served as the Company’s Chief Financial Officer since August 2016. Prior to joining the Company, Mr. Sekar held the position of Chief Financial Officer of PatientSafe Solutions from August 2015 to July 2016 and Chief Financial Officer of Sutherland Healthcare Solutions from July 2013 to July 2015, as well as other senior-level positions at Sutherland Global Services. Mr. Sekar received a Master’s of Business Administration from the University of Chicago, Booth School of Business, is a Chartered Accountant from India, and received a Bachelor of Commerce from the University of Madras in India.

Jarrod Johnson has served as the Company’s Chief Customer Officer since January 2018 and Senior Vice President of Business Development from October 2016 through December 2017. Prior to joining the Company, Mr. Johnson held the position of Senior Vice President, Business Development at FacilitySource, a facility management company, from 2014 to August 2016, Senior Vice President and Group President at Xerox Business Services (formerly Affiliated Computer Services), an enterprises services company, from 2008 to 2014, and multiple positions over 10 years at IBM Corporation from 1999 to 2008. Mr. Johnson received a Master’s of Business Administration, Fuqua School of Business, at Duke University and a Bachelor of Arts from Gustavus Adolphus College.

Stephan Daoust has served as the Company’s Chief Operating Officer since January 2021. Prior to joining the Company, Mr. Daoust spent 14 months serving as Senior Vice President and Country Leader for Operations

and Delivery for Concentrix Philippines, a business services company providing customer experience solutions and technology. Before that he spent 19 years with Convergys, a provider of customer management and information management products that merged with Concentrix in 2018, holding multiple senior roles including Group Vice President, Vice President of Operations Northern EMEA and Vice President of International Business. Mr. Daoust holds a Bachelor of Arts in Law and Justice from Laurentian University and a law degree LLB from Moncton University.

Claudia Walsh has served as the Company’s General Counsel and Corporate Secretary since October 2021. Prior to joining the Company, Ms. Walsh was Legal Director at Facebook (now Meta), from 2019 to 2021, General Counsel at Verily Life Sciences, an Alphabet company, from 2015 to 2019, Legal Director at Google from 2007 to 2015, and Associate at Morrison & Foerster, a multinational law firm headquartered in California. In 2023, Ms. Walsh joined the board of directors of Morae Global Corporation, a global provider of digital and business solutions for the legal industry. Ms. Walsh earned a Bachelor’s degree from Stanford University and a J.D. from University of California, College of the Law, San Francisco.

OTHER IMPORTANT INFORMATION REGARDING THE MERGER CORPORATION AND THE CONTINUING STOCKHOLDERS

The Merger Corporation

The Merger Corporation is a Delaware corporation collectively owned, directly or indirectly, by the Continuing Stockholders. The Merger Corporation was formed solely for the purpose of entering into the Merger Agreement and related agreements and consummating the Transactions. The Merger Corporation has not conducted any business operations other than in connection with its formation and the Transactions and related agreements. Upon the consummation of the Transactions, the Surviving Company will be collectively owned, directly or indirectly, by (i) Continuing Stockholders and (ii) the other holders of Continuing Shares (if any).

The name, position, business address, present principal occupation or employment and material occupations, positions, offices or employment for the past five years of each of the Merger Corporation’s directors and executive officers are set forth below.

Neither the Merger Corporation, nor any of the Merger Corporation’s directors or executive officers listed below has, to the knowledge of the Merger Corporation, been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). In addition, neither the Merger Corporation, nor any of the Merger Corporation’s directors or executive officers listed below has, to the knowledge of the Merger Corporation, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

All directors and executive officers of the Merger Corporation can be reached c/o Blackstone Inc., 345 Park Avenue, New York, NY 10154, (212) 583-5300.

Name	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)	Citizenship
Bryce Maddock	Chairperson of the Board, Chief Executive Officer and Director of the Company	United States
Amit Dixit	Senior Managing Director at Blackstone	India
Amit Dalmia	Senior Managing Director at Blackstone	India
Aravind Krishnan	Managing Director at Blackstone(1)	India

(1)	Mr. Krishnan served as Principal at Blackstone from January 2020 to December 2022, and as Managing Director at Blackstone since January 2023.

The Continuing Stockholders

The name, position, business address, present principal occupation or employment and material occupations, positions, offices or employment for the past five years of each of the Continuing Stockholders are set forth below.

None of the persons listed below has, to their knowledge, been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). In addition, none of the persons listed below has, to their knowledge, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Name	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted) / Principal Business	Business Address and Telephone
Bryce Maddock	Mr. Maddock’s biography is included above under the heading “Other Important Information Regarding the Company — Directors.”	c/o 1650 Independence Drive, Suite 100 New Braunfels, Texas (888) 400-8275

Jaspar Weir	Mr. Weir’s biography is included above under the heading “Other Important Information Regarding the Company — Directors.”	c/o 1650 Independence Drive, Suite 100 New Braunfels, Texas (888) 400-8275

The Maddock 2015 Irrevocable Trust	A trust formed under laws of the State of Texas. The trustee is Bryce Maddock. The principal business of The Maddock 2015 Irrevocable Trust is to manage the assets of the trust for the beneficiary thereof. Bryce Maddock is currently the beneficiary of The Maddock 2015 Irrevocable Trust.	c/o 1650 Independence Drive, Suite 100 New Braunfels, Texas (888) 400-8275

The Bryce Maddock Family Trust	A trust formed under laws of the State of Texas. The trustee is Bryce Maddock. The principal business of The Bryce Maddock Family Trust is to manage the assets of the trust for the beneficiary thereof. Bryce Maddock is currently the beneficiary of The Bryce Maddock Family Trust.	c/o 1650 Independence Drive, Suite 100 New Braunfels, Texas (888) 400-8275

The Maddock 2015 Exempt Irrevocable Trust	A trust formed under laws of the State of Texas. The trustee is Bryce Maddock. The principal business of The Maddock 2015 Exempt Irrevocable Trust is to manage the assets of the trust for the beneficiary thereof. Bryce Maddock is currently the beneficiary of The Maddock 2015 Exempt Irrevocable Trust.	c/o 1650 Independence Drive, Suite 100 New Braunfels, Texas (888) 400-8275

The Weir 2015 Irrevocable Trust	A trust formed under laws of the State of Texas. The trustee is Jaspar Weir. The principal business of The Weir 2015 Irrevocable Trust is to manage the assets of the trust for the beneficiary thereof. Jaspar Weir is currently the beneficiary of The Weir 2015 Irrevocable Trust.	c/o 1650 Independence Drive, Suite 100 New Braunfels, Texas (888) 400-8275

The Jaspar Weir Family Trust	A trust formed under laws of the State of Texas. The trustee is Jaspar Weir. The principal business of The Jaspar Weir Family Trust is to manage the assets of the trust for the beneficiary thereof. Jaspar Weir is currently the beneficiary of The Jaspar Weir Family Trust.	c/o 1650 Independence Drive, Suite 100 New Braunfels, Texas (888) 400-8275

The Weir 2015 Exempt Irrevocable Trust	A trust formed under laws of the State of Texas. The trustee is Jaspar Weir. The principal business of The Weir 2015 Exempt Irrevocable Trust is to manage the assets of the trust for the beneficiary thereof. Jaspar Weir is currently the beneficiary of The Weir 2015 Exempt Irrevocable Trust.	c/o 1650 Independence Drive, Suite 100 New Braunfels, Texas (888) 400-8275

Name	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted) / Principal Business	Business Address and Telephone

BCP FC Aggregator L.P.	A limited partnership formed under the laws of Delaware. The general partner of BCP FC Aggregator L.P. is BCP VII/BCP Asia Holdings Manager (Cayman) L.L.C. BCP FC Aggregator L.P. is an affiliate of Blackstone and the legal entity involved in the acquisition of the business of TaskUs Holdings in 2018.	c/o Blackstone Inc., 345 Park Avenue, New York, NY 10154 (212)583-5300

DELISTING AND DEREGISTRATION OF COMMON STOCK

If the Merger is consummated, there will be no further market for the shares of Company Class A Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, the shares of Company Class A Common Stock will be delisted from the Nasdaq, deregistered under the Exchange Act and cease to be publicly traded. As a result, the Company would no longer file periodic reports with the SEC on account of the shares of Company Class A Common Stock.

STOCKHOLDER PROPOSALS

If the Merger is consummated, we will not have public stockholders and there will be no public participation in any future stockholder meetings. Until the Merger is consummated, you will continue to be entitled to attend and participate in stockholders meetings, including the Company’s annual meetings of Company stockholders, and we will provide notice of or otherwise publicly disclose the date on which the 2026 annual meeting of Company stockholders will be held.

Company stockholders are entitled to present proposals for action and director nominations at the 2026 annual meeting of Company stockholders, if held, only if they comply with the applicable requirements of the proxy rules established by the SEC and the applicable provisions of the Company’s Third Amended and Restated Bylaws. Under the rules of the SEC, if a shareholder wants us to include a proposal in the proxy statement and form of proxy for presentation at our 2026 annual meeting of Company stockholders, the proposal must be received by the Company by email at IR@taskus.com or in writing by our General Counsel and Corporate Secretary no later than the close of business on December 9, 2025 unless we change the date of the 2026 annual meeting of stockholders by more than 30 days from May 22, 2026, the anniversary date of the 2025 annual meeting of stockholders. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement for the 2026 annual meeting of stockholders and proxy in accordance with regulations governing the solicitation of proxies. For purposes of these proposals, “close of business” means 5:00 p.m. local time at the principal executive offices of the Company on any calendar day, whether or not the day is a business day.

Company stockholders who wish to submit a proposal that is not intended to be included in our annual meeting proxy statement but to be presented for consideration at the 2026 annual meeting of stockholders, or who propose to nominate a candidate for election as a director at the 2026 annual meeting of stockholders, are required by the Company’s Third Amended and Restated Bylaws to provide email written notice of such intent to the General Counsel and Corporate Secretary of the Company no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, to be timely notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, such notice must be given no earlier than the close of business on January 22, 2026 and no later than the close of business on February 21, 2026, unless we change the date of the 2026 annual meeting by more than 30 days from May 22, 2026, the anniversary date of the 2025 annual meeting of stockholders. If a Company stockholder’s written notice is not received between the dates specified above and does not satisfy these additional informational requirements set forth in the Company’s Third Amended and Restated Bylaws, the notice will not be considered properly submitted and will not be acted upon at the 2026 annual meeting of stockholders.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, Company stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days before the first anniversary of the date of the 2025 annual meeting of stockholders. If the date of our 2026 annual meeting is changed by more than 30 days from the first anniversary of the date of the 2025 annual meeting of stockholders, then notice must be provided by the later of 60 days prior to the date of the annual meeting or within 10 days of the Company’s first public announcement of the date of the 2026 annual meeting. This deadline under Rule 14a-19 does not supersede or replace any of the timing requirements for advance notice under the Company’s Third Amended and Restated Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the advance notice requirements of the Company’s Third Amended and Restated Bylaws and does not extend the deadline specified in the Company’s Third Amended and Restated Bylaws.

All stockholder proposals, notices or nominations must contain the information required by the Company’s Amended and Restated Bylaws and must be received by email at IR@taskus.com or in writing and mailed to our General Counsel and Corporate Secretary at the following address:

Task Us, Inc.

Attention: General Counsel and Corporate Secretary

1650 Independence Drive, Suite 100

New Braunfels, Texas 78132

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and, accordingly, file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available over the Internet at the SEC’s website at http://www.sec.gov.

Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” information we file with the SEC into this proxy statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference the following documents filed by us with the SEC under the Exchange Act:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2024;

•

the portions of our Definitive Proxy Statement on Schedule 14A for our 2025 annual meeting of Company stockholders filed with the SEC on April  8, 2025 that are incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024;

•	our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025; and

•	our Current Reports on Form 8-K filed on May 9, 2025 (for event dated May 8, 2025) and May 27, 2025 (for the event dated May 22, 2025).

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement, unless expressly stated otherwise therein.

The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.

You may obtain any of the documents we file, without charge, by requesting them in writing or by telephone from us:

TaskUs, Inc. c/o General Counsel and Corporate Secretary

1650 Independence Drive, Suite 100

New Braunfels, Texas

Phone: (888) 400-8275

Email: IR@taskus.com

In order for you to receive timely delivery of documents in advance of the Special Meeting, you must make such request no later than
[     ], 2025. Please note that you will be able to obtain the documents (if and when available) free of charge on the SEC’s website at https://www.sec.gov. In addition, as soon as reasonably practicable after such materials are furnished to the SEC, we make copies of these documents available to the public, free of charge, through our investor relations page. Our investor relations website address is http://ir.taskus.com. The contents of our website and social media channels, and any other website included in this proxy statement, are not, however, a part of this proxy statement.

Because the Merger is a “going private” transaction, the Company, the Merger Corporation and the Continuing Stockholders have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the proposed Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT IN VOTING YOUR SHARES OF COMPANY COMMON STOCK AT THE SPECIAL MEETING. THE COMPANY HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT OR IN THE DOCUMENTS WE HAVE PUBLICLY FILED WITH THE SEC. THIS PROXY STATEMENT IS DATED [ ], 2025. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT), AND THE SENDING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

Annex A

Execution Version

AGREEMENT AND PLAN OF MERGER

by and between

BREEZE MERGER CORPORATION

and

TASKUS, INC.

Dated as of May 8, 2025

i

5.08	Solvency	A-28
5.09	Brokers	A-28
5.10	Stockholder and Management Arrangements	A-28
5.11	Information Supplied	A-28
5.12	Antitakeover Charter Provision	A-28
5.13	Non-Reliance on Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans	A-29
5.14	No Other Representations or Warranties	A-29

ARTICLE VI CONDUCT OF BUSINESS PENDING THE MERGER		A-30
6.01	Conduct of Business by the Company Pending the Merger	A-30
6.02	Control of Operations	A-32

ARTICLE VII ADDITIONAL AGREEMENTS		A-33
7.01	Proxy Statement; Schedule 13e-3	A-33
7.02	Stockholders Meeting	A-34
7.03	Access to Information; Confidentiality	A-34
7.04	No Solicitation	A-35
7.05	Directors’ and Officers’ Indemnification and Insurance	A-39
7.06	Further Action	A-40
7.07	Obligations of the Merger Corporation	A-42
7.08	Public Announcements	A-42
7.09	Stock Exchange De-Listing	A-43
7.10	Stockholder Litigation	A-43
7.11	Takeover Laws; Section 16 Matters	A-43
7.12	Financing Cooperation	A-43
7.13	Equity Financing	A-46
7.14	FIRPTA Certificate	A-47

ARTICLE VIII CONDITIONS TO THE MERGER		A-48
8.01	Conditions to the Obligations of Each Party	A-48
8.02	Conditions to the Obligations of the Merger Corporation	A-48
8.03	Conditions to the Obligations of the Company	A-49

ARTICLE IX TERMINATION		A-49
9.01	Termination	A-49
9.02	Notice of Termination; Effect of Termination	A-50
9.03	Fees and Termination Dividends	A-51

ARTICLE X GENERAL PROVISIONS		A-52
10.01	Non-Survival of Representations, Warranties and Agreements	A-52
10.02	Notices	A-52
10.03	Interpretation and Rules of Construction	A-53
10.04	Severability	A-54
10.05	Entire Agreement	A-54
10.06	Assignment	A-54
10.07	Parties in Interest	A-54
10.08	Specific Performance	A-55
10.09	Governing Law	A-55
10.10	Waiver of Jury Trial	A-56
10.11	Amendment	A-56
10.12	Waiver	A-56

ii

10.13	Company Disclosure Letter	A-56
10.14	Non-Recourse	A-56
10.15	Counterparts	A-57
10.16	Debt Financing Sources	A-57
10.17	Effect of Breach by Designated Individuals	A-58
10.18	Certain Special Committee Matters	A-58

Exhibits

Exhibit A–	Form of Voting and Support Agreement
Exhibit B–	Form of Surviving Company Certificate of Incorporation

Annexes

Annex A–	Potential Amendments to Conditions to Revolving Credit Facility or any Incremental Facility

iii

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of May 8, 2025 (this “Agreement”), by and between Breeze Merger Corporation, a Delaware corporation (the “Merger Corporation”), and TaskUs, Inc., a Delaware corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Section 1.01.

RECITALS

WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”), the Merger Corporation and the Company have agreed to enter into a transaction pursuant to which, at the Closing, the Merger Corporation will be merged with and into the Company (the “Merger” and, together with the other transactions contemplated by this Agreement, collectively, the “Transactions”), pursuant to which the separate corporate existence of the Merger Corporation will thereupon cease and the Company will continue as the surviving corporation, collectively owned, directly or indirectly, by the Continuing Stockholders;

WHEREAS, the board of directors of the Company (the “Board”) has established a special committee of the Board consisting only of independent and disinterested directors of the Company with respect to the Transactions (the “Special Committee”) to, among other things, review and evaluate this Agreement and the Transactions and, if the Special Committee deems appropriate, recommend to the Board that the Company approves and enters into this Agreement;

WHEREAS, the Special Committee has unanimously (a) determined that this Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth herein, are advisable, fair to “unaffiliated security holders” (as such term is defined under the Exchange Act) of the Company and in the best interests of the Company and its Public Stockholders and (b) recommended that the Board (i) approves this Agreement and the Transactions, including the Merger, and (ii) recommends the adoption and approval of this Agreement and the Transactions, including the Merger, to the stockholders of the Company (such recommendation, the “Special Committee Recommendation”);

WHEREAS, the Board has, acting upon the Special Committee Recommendation, unanimously (excluding the Continuing Stockholder Directors) (a) determined that this Agreement and the Transactions are advisable, fair to “unaffiliated security holders” (as such term is defined under the Exchange Act) of the Company and in the best interests of the Company and its stockholders, including the Public Stockholders, (b) approved and declared advisable this Agreement and the Transactions, (c) authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein and (d) resolved, subject to the terms of this Agreement, to recommend the adoption of this Agreement by the stockholders of the Company (such recommendation, the “Board Recommendation”);

WHEREAS, the board of directors of the Merger Corporation has unanimously (a) determined that this Agreement and the Transactions are advisable, fair to “unaffiliated security holders” (as such term is defined under the Exchange Act) of the Company and in the best interests of the Merger Corporation and its stockholders, (b) approved and declared advisable this Agreement and the Transactions, (c) authorized and approved the execution, delivery and performance by the Merger Corporation of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein and (d) resolved, subject to the terms of this Agreement, to recommend the adoption of this Agreement by the stockholders of the Merger Corporation;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, the Merger Corporation has (a) entered into the Equity Commitment Letter with the Equity Investors, with the Equity Financing providing the Required Amount, and (b) delivered to the Company an executed copy of the Equity Commitment Letter;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Continuing Stockholders have entered into a Voting and Support Agreement with the Company in the form attached hereto as Exhibit A (the “Voting Agreement”), pursuant to which, among other things, the Continuing Stockholders are agreeing to vote the Shares owned by them in favor of certain matters as set forth in the Voting Agreement; and

WHEREAS, upon consummation of the Merger, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than Excluded Shares, Continuing Shares and Dissenting Shares, will be cancelled and converted into the right to receive the applicable Merger Consideration upon the terms and subject to the conditions of and any exceptions in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Merger Corporation and the Company hereby agree as follows:

ARTICLE I

DEFINITIONS

1.01 Definitions. (a) For purposes of this Agreement:

“Acceptable Confidentiality Agreement” means a confidentiality agreement with terms no less favorable, in the aggregate, to the Company than the Confidentiality Agreement; provided that such confidentiality agreement shall not prohibit compliance by the Company with its obligations under this Agreement nor contain a standstill provision.

“Action” means any legal, judicial, administrative or arbitral action, cause of action, claim (including any cross-claim or counterclaim), suit, charge, demand, litigation, order, mediation, complaint, hearing, dispute resolution, process, inquiry, criminal prosecution, investigation, audit, examination or proceeding (public or private), in each case by or before a Governmental Authority (including any tribunal, civil, commercial, criminal, administrative, investigative or appellate court).

“Affiliate” of a specified Person means a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such specified Person. Notwithstanding the foregoing, (i) the Merger Corporation shall be deemed not to be an Affiliate of the Company or the Company Subsidiaries, (ii) the Continuing Stockholders shall be deemed not to be Affiliates of the Company or the Company Subsidiaries, (iii) Blackstone or its affiliated investment funds and portfolio companies (as such term is commonly understood in the private equity industry) shall be deemed not to be Affiliates of the Company or the Company Subsidiaries (but, for the avoidance of doubt, shall be deemed to be Affiliates of the Merger Corporation) and (iv) the Company and the Company Subsidiaries shall be deemed not to be Affiliates of the Merger Corporation.

“Anti-Corruption Laws” means (a) the U.S. Foreign Corrupt Practices Act of 1977 (15 U.S.C. § 78dd1, et seq.), (b) the Corruption of Foreign Public Officials Act, S.C. 2002, c. 8 (Canada), (c) the U.K. Bribery Act 2010 and (d) all other anti-bribery, anti-corruption, anti-money-laundering and similar applicable Laws of each jurisdiction in which the Company and the Company Subsidiaries operate or have operated and in which any Person associated with or acting on behalf of the Company or any Company Subsidiary, including any officer, director, employee, agent and Affiliate thereof is conducting or has conducted business involving the Company or any Company Subsidiary.

“Anti-Money Laundering Laws” means all applicable financial recordkeeping, reporting and registration requirements, including the money laundering statutes of any jurisdiction applicable to the Company or the Company Subsidiaries, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority from time to time, including the Financial Crimes Enforcement Network of the U.S. Department of the Treasury, and any legal requirement implementing the “Forty Recommendations” published by the Financial Action Task Force on Money Laundering.

“Antitrust Laws” means the Sherman Act, 15 U.S.C. §§ 1-7, the Clayton Act, 15 U.S.C. §§ 12-27, 29 U.S.C. §§ 52-53, the HSR Act, the Federal Trade Commission Act, 15 U.S.C. § 41-58, and all other federal, state and foreign statutes, rules, regulations, Orders, decrees, administrative and judicial doctrines, and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

“Available Cash” means cash and cash equivalents other than Restricted Cash.

“beneficial owner”, with respect to any Shares, has the meaning ascribed to such term under Rule 13d-3(a) of the Exchange Act.

“Business Day” means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day (other than a Saturday or Sunday) on which commercial banks are not required or authorized by Law to close in the City of New York, New York.

“Capital Expenditures” means expenditures by the Company and the Company Subsidiaries that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of the Company and the Company Subsidiaries.

“Code” means the Internal Revenue Code of 1986.

“Collective Bargaining Agreement” means any collective bargaining agreement, works council, labor, voluntary recognition, or similar agreement with respect to any Company Associate, as applicable, or other Contract with a union, works council, guild or other labor organization, including a neutrality or accretion clause or agreement, as well as all addenda, side letters, memoranda of understandings, amendments and other ancillary agreements thereto, but excluding any national, industry or similar generally applicable Contract or arrangement.

“Company Associate” means each current or former employee, individual independent contractor or director of, or to, the Company or any Company Subsidiary.

“Company Bylaws” means the Third Amended and Restated Bylaws of the Company, dated as of March 2, 2023, as may be amended, modified or restated from time to time in accordance with the terms thereof and hereof.

“Company Charter” means the Second Amended and Restated Certificate of Incorporation of the Company, dated as of June 10, 2021, as may be amended, modified or restated from time to time in accordance with the terms thereof and hereof.

“Company Class A Common Stock” means Class A Common Stock of the Company, par value $0.01 per share.

“Company Class B Common Stock” means Class B Common Stock of the Company, par value $0.01 per share.

“Company Common Stock” means, collectively, the Company Class A Common Stock and the Company Class B Common Stock.

“Company Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of September 7, 2022, by and among TU Bidco, Inc., as borrower, TU Midco, Inc., as holdings, the other guarantors from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, swing line lender and L/C issuer, and each lender from time to time party thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Company Equity Award” means any Company Option, Company RSU or Company PSU.

“Company ESPP” means the TaskUs, Inc. 2022 Employee Stock Purchase Plan.

“Company Option” means each option to purchase Shares granted pursuant to a Company Stock Plan.

“Company Plan” means each employee benefit plan (as defined in Section 3(3) of ERISA, whether or not subject to ERISA, including any similar plan subject to laws of a jurisdiction outside of the United States), bonus, pension, profit sharing, incentive compensation, phantom equity, stock option, stock purchase, restricted stock, restricted stock unit or other equity-based or long-term incentive compensation, deferred compensation, employment, individual consulting, retiree medical or life insurance, retirement, vacation, sick, severance, disability, death benefit, medical, welfare, fringe benefit or other compensation or employee benefits, change-in-control, retention, termination or severance agreement, plan, program or arrangement, in each case, to which the Company or any Company Subsidiary is a party, with respect to which the Company or any Company Subsidiary has any obligation or liability (contingent or otherwise), or which is maintained, contributed to or sponsored by the Company or any Company Subsidiary for the benefit of any Company Associate.

“Company PSU” means each restricted stock unit subject to performance-based vesting conditions pursuant to which the holder has a right to receive Shares or cash following the vesting or lapse of restrictions applicable to such restricted stock unit granted pursuant to a Company Stock Plan.

“Company Preferred Stock” means Preferred Stock of the Company, par value $0.01 per share.

“Company RSU” means each restricted stock unit subject only to service-based vesting conditions pursuant to which the holder has a right to receive Shares or cash following the vesting or lapse of restrictions applicable to such restricted stock unit (including any Company PSU for which the applicable performance-based vesting conditions were previously satisfied, and that remain subject only to service-based vesting conditions) granted pursuant to a Company Stock Plan.

“Company Stock Plans” means, collectively, (i) the TaskUs, Inc. 2021 Omnibus Incentive Plan and (ii) the Amended and Restated 2019 TaskUs, Inc. Stock Incentive Plan, in each case, as may be amended, modified or restated from time to time.

“Continuing Stockholder Directors” means Amit Dixit, Bryce Maddock, Mukesh Mehta and Jaspar Weir.

“Company Stockholders’ Agreement” means that certain Amended and Restated Stockholders Agreement, dated as of June 15, 2021, among the Company and the Continuing Stockholders.

“Continuing Stockholders” means, collectively, (i) BCP FC Aggregator L.P., (ii) The Maddock 2015 Irrevocable Trust, The Bryce Maddock Family Trust, The Maddock 2015 Exempt Irrevocable Trust and Bryce Maddock and (iii) The Weir 2015 Irrevocable Trust, The Jaspar Weir Family Trust, The Weir 2015 Exempt Irrevocable Trust and Jaspar Weir.

“Contract” means any contract, lease, permit, authorization, indenture, note, bond, mortgage, franchise, agreement, lease, sublease, license, sublicense, permit or any other binding instrument, obligation or commitment of any kind with respect to which there are continuing rights, liabilities or obligations.

“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by Contract (including any credit arrangement) or otherwise.

“Debt Financing Related Parties” means the Debt Financing Sources, any other lenders party from time to time to any agreement related to Debt Financing, their respective Affiliates and their and their respective Affiliates’ respective directors, officers, employees, agents, advisors and other Representatives, and their successors and permitted assigns, in each case, solely in their capacities as such.

“Debt Financing Sources” means, at any time, the Persons that have committed to provide or arrange or have otherwise entered into agreements in connection with all or any part of any Debt Financing or any other financing (other than the Equity Financing) (including the parties to any debt commitment letter entered into in respect of any Debt Financing and any agreements, joinder agreements, engagement letters, underwriting agreements, indentures, loan agreements or credit agreements entered into in connection therewith), including the agents, arrangers, lenders, initial purchasers and other entities that commit to provide or arrange all or part of any Debt Financing. For the avoidance of doubt, any escrow agent or other Person holding Reserved Amounts pursuant to escrow or other segregation arrangements under Section 7.12(c) shall not be a Debt Financing Source as a result of holding such Reserved Amounts.

“Enforceability Exceptions” means legal limitations on enforceability: (a) arising from applicable bankruptcy and other similar Laws affecting the rights of creditors generally; and (b) arising from Laws governing specific performance, injunctive relief, and other equitable remedies.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Exchange Act” means the Securities Exchange Act of 1934.

“Foreign Investment Law” means any applicable Law in the relevant jurisdiction that is designed or intended to prohibit, restrict or regulate actions by foreigners or non-domiciled persons to acquire interests in domestic equities, securities, entities, assets, land or interests on national security or public order grounds.

“fraud” means actual fraud under Delaware law.

“GAAP” means United States generally accepted accounting principles and practices in effect from time to time.

“Governmental Authority” means any supranational, federal, national, state, provincial or local, municipal or foreign government, regulatory or administrative authority or commission or other governmental authority or instrumentality or self-regulatory organization (including The Nasdaq Stock Market, LLC (“Nasdaq”)), domestic or foreign, or any court, tribunal or judicial or arbitral body.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Knowledge of the Company” means the actual knowledge of the individuals identified in Section 1.01(a) of the Company Disclosure Letter, in each case, after reasonable inquiry.

“Knowledge of the Merger Corporation” means the actual knowledge of the individuals identified in Section 1.01(a) of the Merger Corporation Disclosure Letter, in each case, after reasonable inquiry.

“Law” means any applicable supranational, federal, national, state, provincial or local law, statute, ordinance or law (including common law), or any rule, regulation, Order or agency requirement of any competent Governmental Authority, whether or not inside or outside the United States or any other country.

“Liens” means any and all security interests, pledges, charges, options, puts, calls, preemptive purchase rights, covenants, conditions, easements, mortgages, liens and any other similar encumbrances, other than Permitted Liens. For clarity, the foregoing shall not include licenses of or other grants of rights to use intellectual property.

“Material Adverse Effect” means any change, effect, event, occurrence, development, condition or fact that, individually or in the aggregate with all other changes, effects, events, occurrences, developments, conditions or facts, has had or would reasonably be expected to have a material adverse effect on the business, financial or other condition, assets, liabilities or results of operations of the Company and the Company Subsidiaries, taken as a whole; provided, however, that, in no event shall any change, effect, event, occurrence, development, condition or fact resulting from or relating to any of the following, alone or in combination, be deemed to constitute, nor be taken into account in determining whether there has been, or there is reasonably expected to be, a Material Adverse Effect: (i) any change in general political, social, geopolitical or regulatory conditions, whether globally or in the United States; (ii) any change in economic, market, business, financial, commodity, credit, debt, securities, derivatives or capital market conditions in the United States or in any other country or region in the world, including inflation, supply chain disruptions, labor shortages, interest, foreign exchange or exchange rates, tariffs, trade wars and any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any security exchange or over-the-counter market; (iii) any change generally affecting the industries, jurisdictions or geographic areas in which the Company or the Company Subsidiaries operate; (iv) any change or proposed change, in each case, after the date hereof, in accounting requirements or principles required by GAAP (or any authoritative interpretations thereof); (v) any adoption, implementation, promulgation, repeal, modification, change, reinterpretation or proposal of any Law, in each case, after the date hereof; (vi) labor disruptions, strikes, social unrest, riots, protests, geopolitical conditions, any outbreak, escalation or acts of terrorism or sabotage, cyberattack, armed hostility or war (whether or not declared), any weather-related event, power outages or electrical blackouts, fire, earthquake, hurricane, flood or other natural disaster, any pandemic, epidemic, public health emergency or outbreak of illness or disease or other public health event, whether or not caused by any Person (other than the Company or any of its Affiliates or Representatives) or the worsening of any of the occurrences or conditions referred to in this clause (vi); (vii) changes in the market price or trading volume of the Shares or any change affecting the credit ratings or the ratings outlook for the Company or any Company Subsidiary (it being understood that the underlying facts or occurrences giving rise to such change may be taken into account in determining whether there has been or will be a Material Adverse Effect, to the extent not otherwise excluded from this definition); (viii) the announcement of this Agreement and the Transactions or the pendency or consummation of the Transactions, including any impact on the Company’s or any Company Subsidiary’s relationships with employees, financing sources, customers, suppliers, Governmental Authorities or any other Person (including pursuant to contractual relationships); provided, however, that the exceptions in this clause (viii) shall not apply with respect to references to a “Material Adverse Effect” in the representations and warranties contained in Section 4.04 (and in Section 8.02(a) and Section 9.01(d)(ii) to the extent related to such portions of such representation); (ix) compliance with the terms of, or the taking of any action or omission expressly required by, this Agreement (but excluding compliance with, or the taking of any action or omission required to comply with, the first sentence of Section 6.01) or requested in writing by the Merger Corporation or any action taken or not taken solely as a result of the failure of the Merger Corporation to consent to any action or omissions requiring the Merger Corporation’s consent pursuant to Section 6.01 (other than the first sentence thereof); (x) any decline in the market price, or change in trading volume, of the Company’s capital stock or any failure to meet internal or published projections, forecasts, budgets, plans, consensus estimates, performance measures, operating statistics or revenue or earnings predictions for any period (it being understood that the underlying facts or occurrences giving rise to such decline or failure may be taken into account in determining whether there has been or will be a Material Adverse Effect, to the extent not otherwise excluded from this definition); (xi) the identity of, or any facts relating to, the Merger Corporation or any of its Affiliates; provided, however, that the exceptions in this clause (xi) shall not apply with respect to references to a “Material Adverse Effect” in the representations and warranties contained in Section 4.04 (and in Section 8.02(a) and Section 9.01(d)(ii) to the extent related to such portions of such representation); or (xii) any Action arising out of or resulting from this Agreement or the Transactions, including any demands, litigations or similar Actions brought by any stockholders of the Company alleging breach of fiduciary duty or inadequate disclosures; provided, however, that, in respect of the exceptions set forth in clauses (i), (ii), (iii), (iv), (v) and (vi), to the extent that such change, effect, event, occurrence, development, condition or fact has had a materially disproportionate adverse impact on the Company and the Company Subsidiaries, taken as a whole, compared to other companies that operate in the industry and geographic markets in which the Company and the Company Subsidiaries operate, then the incrementally disproportionate impact (and solely the incrementally disproportionate impact) may be taken into account in determining whether a Material Adverse Effect has occurred or would be reasonably expected to occur.

“Merger Corporation Material Adverse Effect” means any change, effect, event, occurrence, development, condition or fact that, individually or in the aggregate, prevents, materially delays or impedes the consummation of the Transactions by the Merger Corporation or otherwise prevents, materially delays or impedes the Merger Corporation from performing its obligations under this Agreement.

“Order” means, with respect to any Person, any injunction, order, writ, decree, consent decree, judgment, ruling, verdict or award entered, issued, made or rendered by any Governmental Authority of competent jurisdiction affecting such Person or any of its properties.

“Permitted Liens” means (i) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or similar Liens arising in the ordinary course of business as to which (A) there are no delinquent amounts due thereunder, and no other default on the part of the Company or any of the Company Subsidiaries or (B) that are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP, (ii) Liens for Taxes, assessments and other governmental charges and levies that (A) are not due and payable or (B) are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP, (iii) defects or irregularities in title, easements, rights-of-way, covenants, restrictions and other similar matters that would be evident from the records of the relevant Governmental Authority maintaining such records or that would not, individually or in the aggregate, reasonably be expected to materially impair the continued use and operation of the assets to which they relate, (iv) zoning, building and other similar codes and regulations, provided that such restrictions do not materially impair the current use of any real property leased by the Company from the manner in which such property is currently being used, (v) Liens pursuant to, or permitted under, any indebtedness of the Company or any of the Company Subsidiaries, (vi) Liens to be discharged at or prior to the Effective Time, (vii) Liens created by or arising from the actions of the Merger Corporation or its Affiliates, (viii) non-exclusive licenses or other non-exclusive rights granted under intellectual property in the ordinary course of business, (ix) non-monetary Liens the existence of which are disclosed in the notes to the consolidated financial statement of the Company included in the SEC Documents, (x) Liens arising under workers’ compensation, unemployment insurance, social security, retirement and similar legislation and (xi) such other Liens as would not reasonably be expected to materially interfere with the business or operations of the Company and the Company Subsidiaries, as currently conducted.

“Person” or “person” means an individual, corporation, partnership, limited partnership, limited liability company, joint venture, syndicate, person (including a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or other entity or government, political subdivision, agency or instrumentality of a government.

“Pre-Closing Period” means the period between the date of this Agreement and the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.

“Public Stockholders” means all of the holders of the issued and outstanding shares of Company Common Stock, excluding (a) the Continuing Stockholders and their respective Affiliates and (b) any holder of Shares who, prior to the Stockholders Meeting, is a holder of Continuing Shares pursuant to clause (ii) of the definition thereof and such holder’s Affiliates. For purposes of this definition only, the term “Continuing Stockholder” shall also include each immediate family member (as defined in Item 404 of Regulation S-K under the Securities Act) of any Continuing Stockholder and any trust or other entity (other than the Company) in which any Continuing Stockholder or any such immediate family member thereof holds (or in which more than one of such individuals collectively hold), beneficially or otherwise, a voting, proprietary, equity or other financial interest.

“Reference Date” means January 1, 2023.

“Representatives” means, with respect to any Person, such Person’s officers, directors, employees, Affiliates, financial advisors, accountants, consultants, legal counsel, agents and other representatives and advisors.

“Restricted Cash” means cash and cash equivalents that are subject to restrictions or limitations on use or distribution by applicable Law or Contract, including any deposit or cash held on behalf of another Person or as collateral in respect of any security or similar deposit or reserved for any other transaction (including any Reserved Amounts).

“Sanctioned Country” means any country, region or territory that is the target or subject of comprehensive territorial-based Sanctions Laws (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea, Kherson and Zaporizhzhia regions of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic).

“Sanctioned Person” means any Person that is the target or subject of Sanctions Laws, including (i) any Person identified in any sanctions list maintained by the U.S. government, including the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, any member state of the European Union, or the United Kingdom; (ii) any Person located, organized, or resident in, or a government instrumentality of, any Sanctioned Country or the Government of Venezuela; and (iii) any Person directly or indirectly owned 50 percent or more by, controlled by or acting for the benefit or on behalf of a Person described in clauses (i) or (ii).

“Sanctions Laws” means all applicable economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933.

“Shares” means the shares of Company Common Stock.

“Solvent” means that, with respect to any Person, as of any date of determination, (a) the amount by which the “fair saleable value” of the assets of such Person will, as of such date, exceed the sum of (i) the value of all “liabilities of such Person, including contingent and other liabilities” as of such date, as such terms are generally determined in accordance with applicable Laws governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of such Person, as of such date, on its existing debts (including contingent and other liabilities) as such debts become absolute and mature, (b) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date and (c) such Person will be able to pay its liabilities, as of such date, including contingent and other liabilities, as they mature.

“Subsidiary” or “Subsidiaries” of any Person means another Person (other than an individual), of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such party or one or more Subsidiaries of such party or by such party and one or more Subsidiaries of such party.

“Tax” or “Taxes” means any and all U.S. federal, state, local and foreign taxes, duties, fees, imposts, levies or other governmental assessments in the nature of a tax, however denominated, imposed, assessed or collected by any Governmental Authority, including all income, capital gains, goods and services, branch, gross receipts, capital, net worth, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property (tangible and intangible), sales, use, transfer (including real property transfer or gains) conveyance, severance, production, registration, value added, ad valorem alternative or add-on minimum and other similar taxes and other taxes or charges imposed by any Governmental Authority, together with any interest, penalties and additions to tax imposed with respect thereto.

“Trade Control Laws” means all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered, or enforced by the U.S. government, including the Arms Export Control Act (22 U.S.C. § 1778), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701-1706), Section 999 of the Code, the U.S. customs laws at Title 19 of the U.S. Code, the Export Control Reform Act of 2018 (50 U.S.C. §§ 4801-4861), the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130), the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations at 19 C.F.R. Chapter 1 and the Foreign Trade Regulations (15 C.F.R. Part 30).

“Willful and Material Breach” means, with respect to any representation, warranty, agreement or covenant in this Agreement, a deliberate action or omission in which (i) the breaching party knows such action or omission is a breach of such representation, warranty, agreement or covenant and (ii) such action or omission constitutes a material breach of this Agreement.

(b) The following terms have the meaning set forth in the Sections set forth below:

Defined Term	Section
Acquisition Agreement	7.04(b)
Acquisition Proposal	7.04(j)(i)
Adverse Recommendation Change	7.04(d)
Advisor Engagement Letter	4.14
Agreement	Preamble
Blackstone	7.06(c)
Board	Recitals
Board Recommendation	Recitals
Book-Entry Shares	3.02(b)
Capitalization Date	4.02(a)
Certificate of Merger	2.03
Certificates	3.02(b)
Closed Performance Company PSU	3.06(c)(i)
Closed Performance Company PSU Consideration	3.06(c)(i)

Defined Term	Section
Closing	2.02
Closing Date	2.02
Company	Preamble
Company Disclosure Letter	Article IV
Company Related Parties	9.03(b)
Company Stockholder Approvals	4.05
Company Subsidiaries	4.01(d)
Company Subsidiary	4.01(d)
Company Termination Fee	9.03(a)
Confidentiality Agreement	7.03(b)
Continuing Shares	3.01(b)
Continuing Stockholders Consent	5.03
Debt Financing	7.12(a)
Definitive Financing Agreements	7.12(b)
Designated Individual	10.17
DGCL	Recitals
Dissenting Shares	3.08(a)
DTC	3.02(b)
Effective Time	2.03
Equity Commitment Letter	5.07(a)
Equity Financing	5.07(a)
Equity Investors	5.07(a)
Excluded Shares	3.01(b)
Financial Advisor	4.13
Financial Statements	4.07(b)
Holders	3.02(a)
Indebtedness	6.01(h)
Indemnified Parties	7.05(a)
Intervening Event	7.04(j)(ii)
Maximum Amount	7.05(c)
Merger	Recitals
Merger Consideration	3.01(a)
Merger Corporation	Preamble
Merger Corporation Shares	3.01(c)(i)
Merger Corporation Disclosure Letter	Article V
Merger Corporation Related Parties	9.03(b)
Non-Recourse Party	10.14
Open Performance Company PSU	3.06(c)(ii)
Outside Date	9.01(c)
Paying Agent	3.02(a)
Payment Fund	3.02(a)
Proportional Funding Amount	3.01(c)(ii)(B)
Proxy Statement	7.01(a)
Relative Ownership Percentage	3.01(c)(ii)(B)
Required Amount	5.07(c)
Reserved Amounts	7.12(c)
Restricted Action	10.17
Schedule 13e-3	7.01(b)
SEC Documents	Article IV
SEC Reports	4.07(a)
Special Committee	Recitals

Defined Term	Section
Special Committee Recommendation	Recitals
Stockholder and Management Arrangements	5.10
Stockholders Meeting	7.02
Superior Proposal	7.04(j)(iii)
Surviving Company	2.04
Takeover Law	4.06
Transaction Litigation	7.10
Transactions	Recitals
Unvested Company Option	3.06(a)(ii)
Unvested Company RSU	3.06(b)(ii)
Vested Company Option	3.06(a)(i)
Vested Company Option Consideration	3.06(a)(i)
Vested Company RSU	3.06(b)(i)
Vested Company RSU Consideration	3.06(b)(i)
Voting Agreement	Recitals

ARTICLE II

THE MERGER

2.01 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, the Merger Corporation shall be merged with and into the Company.

2.02 Closing. Unless this Agreement shall have been terminated in accordance with Section 9.01, subject to the provisions of this Agreement and pursuant to the DGCL, the closing of the Merger (the “Closing”) will take place (a) at a time to be specified by the parties hereto on the fifth Business Day after the satisfaction or, to the extent permitted by Law, waiver of the conditions to Closing set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to their satisfaction or, to the extent permitted by Law, waiver at the Closing), remotely by telephone and electronic communication and exchange of documents or (b) at such other place, at such time or on such other date as the Merger Corporation and the Company may mutually agree in writing. The date on which the Closing occurs shall be referred to as the “Closing Date”.

2.03 Effective Time. On the Closing Date, or on such other date as the Merger Corporation and the Company may agree to in writing, the Merger Corporation and the Company shall cause a certificate of merger with respect to the Merger (the “Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL to cause the Merger to be consummated. The Merger shall become effective at the time the Certificate of Merger shall have been duly filed with the Secretary of State of the State of Delaware or such other date and time as is agreed upon by the parties and specified in the Certificate of Merger, such date and time hereinafter referred to as the “Effective Time”.

2.04 Effects of the Merger. As a result of the Merger, (i) the separate corporate existence of the Merger Corporation shall cease, and the Company shall continue as the surviving corporation of the Merger (the “Surviving Company”) and (ii) the Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company and the Merger Corporation shall vest in the Surviving Company, and all debts, liabilities, obligations, restrictions and duties of the Company and the Merger Corporation shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Company.

2.05 Organizational Documents of the Surviving Company. At the Effective Time, (a) the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be amended as a result of the Merger so as to read in its entirety as set forth in Exhibit B and shall be the certificate of incorporation of the Surviving Company and (b) the bylaws of the Merger Corporation, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Company (except that all references to the Merger Corporation shall be automatically amended and shall become references to the Surviving Company), in each case, until thereafter amended as provided therein or by applicable Law (and, in each case, subject to Section 7.05).

2.06 Directors and Officers of the Surviving Company. At the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the directors of the Merger Corporation immediately prior to the Effective Time shall be the initial directors of the Surviving Company and the officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Company, in each case, until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the DGCL, the certificate of incorporation and bylaws of the Surviving Company.

ARTICLE III

CONVERSION AND EXCHANGE OF SHARES

3.01 Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the Merger Corporation, the Company or the holders of any of the following securities:

(a) Conversion of Shares. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than any Excluded Shares, any Continuing Shares and any Dissenting Shares, shall be cancelled and shall cease to exist and shall be converted automatically into the right to receive $16.50 in cash per Share, without interest (the “Merger Consideration”). The Merger Consideration is payable in accordance with Section 3.02(b).

(b) Treatment of Excluded Shares and Continuing Shares. Each Share held in the treasury of the Company or owned by any direct or indirect wholly-owned Subsidiary of the Company (the “Excluded Shares”) shall automatically be cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto. Each Share (i) owned by the Merger Corporation, any direct or indirect wholly-owned Subsidiary of the Merger Corporation or the Continuing Stockholders or, to the extent designated in writing by the Merger Corporation to the Company at least five Business Days prior to the Effective Time, any Affiliate of the Merger Corporation or (ii) in respect of which the holder thereof, the Merger Corporation and, prior to the receipt of the Company Stockholder Approvals, the Company (acting at the direction of the Special Committee) have agreed following the date of this Agreement that such Shares will not be cancelled (such approval, if required, not to be unreasonably withheld, conditioned or delayed) (such Shares described in clauses (i) and (ii), collectively, the “Continuing Shares”) shall be unaffected by the Merger and shall remain outstanding (x) in the case of any Continuing Share that is a share of Class A Common Stock, as a share of Class A common stock, par value $0.01 per share, of the Surviving Company and (y) in the case of any Continuing Share that is a share of Class B Common Stock, as a share of Class B common stock, par value $0.01 per share, of the Surviving Company, and in the case of each of (x) and (y) no payment or distribution shall be made with respect thereto.

(c) Shares of the Merger Corporation.

(i) In the event that none of the Equity Financing is consummated, the shares of common stock, par value $0.01 per share, of the Merger Corporation issued and outstanding immediately prior to the Effective Time (the “Merger Corporation Shares”) shall cease to exist and shall automatically be cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto; or

(ii) In the event that any of the Equity Financing is consummated, all of the Merger Corporation Shares held by each holder of Merger Corporation Shares shall be automatically converted into either:

(A) a number of shares of Class A common stock, par value $0.01 per share, of the Surviving Company equal to the quotient of (x) the amount of Equity Financing to be funded by such stockholder and any direct or indirect parent entities of such stockholder (without duplication), divided by (y) the Merger Consideration, which may be zero in the event such stockholder and its parent entities do not fund any portion of the Equity Financing; or

(B) solely in the event the percentage of the Equity Financing to be funded by such stockholder and any direct or indirect parent entities of such stockholder (without duplication) is greater than the percentage (the “Relative Ownership Percentage”) of Shares owned by such stockholder and parent entities of such stockholder (without duplication) compared to all of the stockholders and parent entities of such stockholders (without duplication) that are funding a portion of the Equity Financing: a number of shares of Class A common stock, par value $0.01 per share, of the Surviving Company equal to the sum of (I) the quotient of (x) the product of the Relative Ownership Percentage, multiplied by the amount of Equity Financing actually funded by such stockholder and parent entities of such stockholder (without duplication) (the product in this clause (x), the “Proportional Funding Amount”), divided by (y) the Merger Consideration and (II) the quotient of (x) the amount by which the portion of the Equity Financing funded by such stockholder and parent entities of such stockholder (without duplication) exceeds the Proportional Funding Amount, divided by (y) $14.38.

3.02 Exchange of Shares.

(a) Paying Agent. Prior to the Effective Time, the Merger Corporation shall (i) appoint a nationally recognized bank or trust company approved in writing in advance by the Company (such approval not to be unreasonably withheld, conditioned or delayed) to act as agent (the “Paying Agent”) for the purpose of effecting payments to the holders of Shares issued and outstanding immediately prior to the Effective Time and entitled to receive the Merger Consideration (collectively, the “Holders”), and (ii) enter into a paying agent agreement, in form and substance reasonably acceptable to the Company and the Merger Corporation, with such Paying Agent for the payment of the Merger Consideration in accordance with this Agreement. At or prior to the Effective Time, the Merger Corporation (or, in the event that any of the Equity Financing is consummated, the stockholders of the Merger Corporation shall deposit with the Paying Agent the amount of the Equity Financing so consummated) shall have deposited, or shall cause to have been deposited (including pursuant to the last sentence of this Section 3.02(a)), with the Paying Agent, for the benefit of the Holders, cash in an amount that is sufficient to pay the Merger Consideration required to be paid pursuant to this Article III (such cash being hereinafter referred to as the “Payment Fund”). The Payment Fund shall not be used for any other purpose. The Payment Fund shall be invested by the Paying Agent as directed by the Merger Corporation; provided, however, that such investments shall be in obligations of or guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States, in commercial paper obligations rated the highest quality by either Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank which are then publicly available), or a combination of the foregoing. Any net profit resulting from, or interest or income produced by, such investments shall be payable to the Surviving Company. To the extent that there are losses with respect to such investments, or the Payment Fund diminishes for other reasons below the level required to make prompt payments of the Merger Consideration as contemplated hereby, the Merger Corporation or the Surviving Company, as applicable, shall promptly replace or restore the portion of the Payment Fund lost through investments or other events so as to ensure that the Payment Fund is, at all times, maintained at a level sufficient to make such payments. All fees and expenses of the Paying Agent shall be borne by the Merger Corporation or the Surviving Company, as applicable. At or prior to the Effective Time, (x) the Company shall deposit with the Paying Agent an amount in cash (not to exceed an amount that would result in the Company (I) holding Available Cash in an amount that would be insufficient for the Company to operate its business or (II) not being Solvent prior to, at or immediately after the Effective Time), which amount shall be designated by the Merger Corporation no later than two Business Days prior to the Closing Date and shall be satisfied first from any Reserved Amounts and (y) in the event that any of the Equity Financing is consummated, the stockholders of the Merger Corporation shall deposit with the Paying Agent the amount of the Equity Financing so consummated; provided, however, that if the Effective Time does not occur on the scheduled Closing Date, such amount in cash described in clause (x) shall be, immediately and without the requirement for any further action by or on behalf of the Company, returned to the Company (unless the Company, acting at the direction of the Special Committee, instructs the Paying Agent otherwise) and such amount in cash described in clause (y) shall be, immediately and without the requirement for any further action by or on behalf of any Person, returned to such stockholders of the Merger Corporation.

(b) Exchange Procedures. Promptly after the Effective Time (and in no event later than two Business Days thereafter), the Merger Corporation shall cause to be mailed (i) to each Person who was, at the Effective Time, a Holder of Shares represented by book-entry (collectively, the “Book-Entry Shares”), instructions for use in effecting the surrender of such Book-Entry Shares in exchange for the Merger Consideration to which such Holder is entitled pursuant to this Article III and (ii) to each Person who was, at the Effective Time, a holder of record of a certificate or certificates (“Certificates”) that represented any Shares outstanding immediately prior to the Effective Time, a form of letter of transmittal (which (A) shall specify that delivery of a Certificate shall be effected, and risk of loss and title to such Certificate shall pass, only upon delivery of such Certificate to the Paying Agent and (B) shall be in such form and have such other customary provisions as the Surviving Company may specify), together with instructions thereto, setting forth, inter alia, the procedures by which holders of Certificates may surrender such Certificates in exchange for the Merger Consideration to which such holder is entitled pursuant to this Article III. If payment of the Merger Consideration in respect of any Shares represented by Certificates is to be made to a Person other than the Person in whose name a Certificate surrendered is registered, it shall be a condition of payment of the Merger Consideration that (w) the Certificate so surrendered shall be properly endorsed or shall otherwise be in proper form for transfer and (x) the Person requesting such payment shall pay any transfer or other Taxes required solely by reason of the payment of such Merger Consideration to a Person other than the registered holder of such Certificate or establish to the reasonable satisfaction of the Merger Corporation that such Tax has been paid or is not applicable. In the event of a transfer of ownership of Book-Entry Shares that is not registered in the transfer records of the Company, payment of the Merger Consideration may be made to a Person other than the Person in whose name the Book-Entry Share is registered if (y) all documents required to evidence and effect such transfer or otherwise be in proper form for transfer are presented to the Paying Agent and (z) the Person requesting such payment shall pay any transfer or other Taxes required solely by reason of the payment of such Merger Consideration to a Person other than the registered holder of such Book-Entry Share or establish to the reasonable satisfaction of the Merger Corporation that such Tax has been paid or is not applicable. Until surrendered as contemplated by this Section 3.02, each Book-Entry Share and Certificate shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration to which the holder of such Book-Entry Share or Certificate is entitled pursuant to this Article III. No interest shall be paid or will accrue on any cash payable to holders of Book-Entry Shares or Certificates pursuant to the provisions of this Article III. Each registered holder of one or more Book-Entry Shares shall, upon receipt by the Paying Agent of an “agent’s message” in customary form (or such other evidence, if any, as the Paying Agent may reasonably require), be entitled to receive, and the Merger Corporation shall cause the Paying Agent to pay and deliver as soon as reasonably practicable after receipt of such agent’s message (or such other evidence, if any, as the Paying Agent may reasonably require), the Merger Consideration for each Book-Entry Share. Each holder of one or more Certificates shall, upon completion of such applicable procedures by such holder and the surrender of such holder’s Certificate, be entitled to receive, and the Merger Corporation shall cause the Paying Agent to pay and deliver as soon as reasonably practicable after the completion of such procedures, the Merger Consideration for each Share represented by such Certificates. Upon the payment and delivery of the Merger Consideration with respect to a Certificate or Book-Entry Share, such Certificate or Book-Entry Share shall forthwith be cancelled. Prior to the Effective Time, the

Merger Corporation and the Company shall cooperate to establish procedures with the Paying Agent and the Depository Trust Company (“DTC”) with the objective that the Paying Agent shall transmit to DTC or its nominee on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to (X) the number of shares of Company Common Stock (other than Excluded Shares, Continuing Shares and Dissenting Shares) held of record by DTC or such nominee immediately prior to the Effective Time multiplied by (Y) the Merger Consideration.

3.03 No Further Rights. From and after the Effective Time, holders of Shares shall cease to have any rights as stockholders of the Company, except as provided herein or by Law, including the right to receive the Merger Consideration payable in accordance with this Article III.

3.04 Termination of Payment Fund. Any portion of the Payment Fund that remains undistributed to the Holders 12 months after the Effective Time shall be delivered to the Surviving Company, upon demand, and any Holders who have not theretofore complied with this Article III shall thereafter look only to the Surviving Company for, and the Surviving Company shall remain liable for, payment of their claim for the Merger Consideration. Any portion of the Payment Fund remaining unclaimed by Holders as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Authority shall, to the extent permitted by applicable Law, become the property of the Surviving Company free and clear of any claims or interest of any Person previously entitled thereto. The Surviving Company shall not be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

3.05 Transfer Books. At the Effective Time, the transfer books of the Company, as maintained by the Company’s transfer agent, shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of the Company’s transfer agent other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time.

3.06 Effect of Merger on Company Equity Awards. Except as may otherwise be agreed in writing between a holder of Company Options, Company RSUs or Company PSUs (as applicable), on the one hand, and the Merger Corporation (and, following the Effective Time, the Surviving Company):

(a) Company Options.

(i) At the Effective Time, each Company Option that is vested in accordance with its terms and outstanding as of immediately prior to the Effective Time (each, a “Vested Company Option”) shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (1) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per Share of such Vested Company Option, by (2) the total number of Shares underlying such Vested Company Option, subject to any required withholding of Taxes (the “Vested Company Option Consideration”); provided, however, that if the exercise price per Share of such Vested Company Option is equal to or greater than the Merger Consideration, then such Vested Company Option shall be cancelled as of the Effective Time without any cash payment or other consideration being made in respect thereof. The cash payment made in respect of each Vested Company Option pursuant to this Section 3.06(a)(i) shall be paid, without interest, on the next payroll date that is at least five Business Days after the Closing Date.

(ii) At the Effective Time, each Company Option that is outstanding as of immediately prior to the Effective Time and that is not a Vested Company Option (each, an “Unvested Company Option”) shall remain outstanding without any cash payment or other consideration being made in respect thereof and subject to the same terms and conditions as were applicable to the underlying Unvested Company Option immediately prior to the Effective Time, including vesting acceleration terms (except for terms rendered inoperative solely by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of the Merger Corporation or, following the Effective Time, Surviving Company are appropriate; provided that no such changes shall adversely affect the rights of the applicable holder of an Unvested Company Option unless necessary to comply with applicable Law); provided further, that if the exercise price per Share of such Unvested Company Option is equal to or greater than the Merger Consideration, then such Unvested Company Option shall be cancelled as of the Effective Time without any cash payment or other consideration being made in respect thereof.

(b) Company RSUs.

(i) At the Effective Time, each Company RSU that is outstanding as of immediately prior to the Effective Time and is either (1) held by a non-employee member of the Board (whether vested or unvested) or (2) vested in accordance with its terms but not yet settled as of the Effective Time (each, a “Vested Company RSU”) shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (A) the total number of Shares underlying such Vested Company RSU, by (B) the Merger Consideration, subject to any required withholding of Taxes (the “Vested Company RSU Consideration”). The cash payment made in respect of each Vested Company RSU pursuant to this Section 3.06(b)(i) shall be paid, without interest, on the next payroll date that is at least five Business Days after the Closing Date.

(ii) At the Effective Time, each Company RSU that is outstanding as of immediately prior to the Effective Time and not a Vested Company RSU (each, an “Unvested Company RSU”) shall remain outstanding without any cash payment or other consideration being made in respect thereof and remain subject to the same terms and conditions as were applicable to the underlying Unvested Company RSU immediately prior to the Effective Time, including vesting acceleration terms (except for terms rendered inoperative solely by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of the Merger Corporation or, following the Effective Time, Surviving Company are appropriate; provided that no such changes shall adversely affect the rights of the applicable holder of an Unvested Company RSU unless necessary to comply with applicable Law). Notwithstanding the foregoing, with respect to any award granting Unvested Company RSUs set forth in Section 3.06(b)(ii)(A) of the Company Disclosure Letter, the vesting terms of such Unvested Company RSUs shall be modified as set forth in Section 3.06(b)(ii)(B) of the Company Disclosure Letter.

(c) Company PSUs.

(i) At the Effective Time, each Company PSU that is outstanding as of immediately prior to the Effective Time for which the applicable performance period is completed in accordance with its terms but not yet settled as of the Effective Time (each, a “Closed Performance Company PSU”) shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (1) the total number of Shares underlying such Company PSU immediately prior to the Effective Time, based on actual achievement of applicable performance goals as reasonably determined by the Board or the Compensation Committee of the Board prior to the Closing in accordance with the terms of the applicable award agreement, by (2) the Merger Consideration, subject to any required withholding of Taxes (the “Closed Performance Company PSU Consideration”). The cash payment made in respect of each Closed Performance Company PSU pursuant to this Section 3.06(c)(i) shall be paid, without interest, on the next payroll date that is at least five Business Days after the Closing Date.

(ii) At the Effective Time, each Company PSU that is outstanding as of immediately prior to the Effective Time for which the applicable performance period is not complete (each, an “Open Performance Company PSU”) shall remain outstanding without any cash payment or other consideration being made in respect thereof and remain subject to the same terms and conditions as were applicable to the underlying Open Performance Company PSU immediately prior to the Effective Time, including vesting acceleration terms

(except for terms rendered inoperative solely by reason of the transactions contemplated by this Agreement, including any performance terms that will no longer be applicable upon the Company ceasing to be listed on Nasdaq, or for such other administrative or ministerial changes as in the reasonable and good faith determination of the Merger Corporation or, following the Effective Time, the Surviving Company are appropriate; provided that no such changes shall adversely affect the rights of the applicable holder of an Open Performance Company PSU unless necessary to comply with applicable Law). Notwithstanding the foregoing, with respect to any award granting Open Performance Company PSUs set forth in Section 3.06(c)(ii)(A) of the Company Disclosure Letter, the applicable performance metrics of such Open Performance Company PSUs shall be modified to provide for the performance metrics set forth in Section 3.06(c)(ii)(B) of the Company Disclosure Letter.

(d) Treatment of Company ESPP. The Company ESPP shall be terminated no later than the Effective Time, and the Company shall take all actions necessary to effect the foregoing.

(e) Certain Actions. Prior to the Effective Time, the Company, acting through the Board or the Compensation Committee, shall take or cause to be taken, all actions, and provide all notices that are required to effectuate the terms of this Section 3.06; provided that, with respect to any payment made pursuant to this Section 3.06 that constitutes non-qualified deferred compensation subject to Section 409A of the Code and that is not permitted to be paid at such time without triggering a Tax or penalty under Section 409A of the Code, such payment shall be made at the earliest time permitted under the applicable Company Stock Plan and the award agreement that will not trigger a Tax or penalty under Section 409A of the Code. The Company shall use its reasonable best efforts to ensure that following the Effective Time, no participant in the Company ESPP will have any right thereunder to acquire any equity securities of the Company, the Surviving Company or any of their respective Subsidiaries.

3.07 Certain Adjustments. Without limiting the other provisions of this Agreement, if the outstanding Shares are changed into a different number or class of shares due to any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Shares occurring on or after the date hereof and prior to the Effective Time, the Merger Consideration as provided in this Article III shall be equitably adjusted to reflect the effect thereof.

3.08 Dissenting Shares. (a) Notwithstanding any provision of this Agreement to the contrary, Shares that are outstanding immediately prior to the Effective Time and that are held by stockholders who shall have neither voted in favor of the Merger nor consented thereto in writing and who shall have demanded, properly in writing, appraisal for such Shares in accordance with Section 262 of the DGCL (collectively, the “Dissenting Shares”) shall not be converted into, or represent the right to receive, the Merger Consideration, unless such holder fails to perfect, withdraws or otherwise loses the right to appraisal. At the Effective Time, all Dissenting Shares will no longer be outstanding and automatically will be cancelled and will cease to exist, and, except as otherwise provided by applicable Laws, each holder of Dissenting Shares will cease to have any rights with respect to the Dissenting Shares, other than such rights as are granted under such Section 262 of the DGCL. Such stockholders shall be entitled to receive payment of the appraised value of such Shares held by them in accordance with the provisions of such Section 262 of the DGCL, except that all Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such Shares under such Section 262 of the DGCL shall thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration, without any interest thereon, upon surrender, in the manner provided in Section 3.02, of such Shares.

(b) The Company shall give the Merger Corporation prompt notice and copies of any demands for appraisal received by the Company, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company. The Company shall not, except with the prior written consent of the Merger Corporation, make any payment, or offer or agree to make any payment, with respect to any demands for appraisal or offer to settle or settle any such demands.

3.09 Withholding Rights. Notwithstanding anything in this Agreement to the contrary, each of the Merger Corporation, the Paying Agent and the Company (and any of their Affiliates or agents) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Person such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any other applicable state, local or foreign Tax Law. To the extent that amounts are so withheld, such withheld amounts (i) shall be remitted to the applicable Governmental Authority and (ii) shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as set forth in the corresponding section or subsection(s) of the disclosure letter prepared by the Company and delivered to the Merger Corporation in connection with the execution and delivery of this Agreement (the “Company Disclosure Letter”) subject to Section 10.13, or (b) as disclosed in any report, schedule, form, statement or other document (including all exhibits and other information incorporated by reference therein and all amendments and supplements thereto) filed with, or furnished to, the SEC by the Company, or incorporated by reference into such document from or after June 10, 2021 through the day prior to the date of this Agreement (collectively, the “SEC Documents”) (but excluding any cautionary, predictive or forward-looking information in the “Risk Factors” or “Forward-Looking Statements” sections of such SEC Documents) (it being agreed that (i) for purposes of the representations and warranties set forth in this Article IV, disclosure of any item in any section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to any other section or subsection (other than Sections 4.01, 4.02, 4.03, 4.05, 4.06 and 4.14 of the Company Disclosure Letter) to which the relevance of such item is reasonably apparent on its face and (ii) nothing disclosed in the SEC Documents shall be deemed by virtue of the foregoing clause (b) to modify or qualify the representations and warranties set forth in Sections 4.01, 4.02, 4.03, 4.05, 4.06 and 4.14), the Company represents and warrants to the Merger Corporation as follows:

4.01 Organization and Qualification; Company Subsidiaries. (a) The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted, (ii) own, lease and use its assets, properties and rights in the manner in which its assets, properties and rights are currently owned, leased and used and (iii) perform its obligations under all Contracts by which it is bound, except as would not have a Material Adverse Effect.

(b) The Company is qualified or licensed to do business as a foreign entity, and is in good standing, in each jurisdiction where the nature of its business requires such qualification or licensing, except where the failure to be so qualified, licensed or in good standing would not have a Material Adverse Effect.

(c) The Company does not own, directly or indirectly, any capital stock of, any other equity-linked or similar interest in, any equity interest of any nature or any interest convertible into or exchangeable or exercisable for any equity-linked or similar interest in, any entity other than the Company Subsidiaries. None of the Company or the Company Subsidiaries have agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any entity other than a wholly-owned Company Subsidiary.

(d) Each Subsidiary of the Company (collectively, the “Company Subsidiaries” and each, a “Company Subsidiary”) is a corporation or other business entity duly incorporated or organized (as applicable), validly existing and in good standing (to the extent a concept of “good standing” is applicable) under the Laws of its jurisdiction of incorporation or organization and has full corporate or other organizational power and authority required to own, lease or operate, as appropriate, the assets, rights and properties that it purports to own, lease and operate and to carry on its business as now conducted, and is qualified to do business in each jurisdiction where such qualification is necessary, except, in each case, where any failure thereof would not have a Material Adverse Effect. All outstanding shares of capital stock or voting securities of, or other equity interests in, each Company Subsidiary have been duly authorized, validly issued, fully paid, nonassessable and are owned by the Company or by another Company Subsidiary, free and clear of all Liens other than restrictions imposed by applicable securities laws or the organizational documents of any such Company Subsidiary.

(e) None of the Company or the Company Subsidiaries is in violation of any provision of its respective organizational documents, except for violations that would not have a Material Adverse Effect.

4.02 Capitalization. (a) The authorized capital stock of the Company consists of (i) 2,500,000,000 shares of Company Class A Common Stock, of which 18,768,789 shares of Company Class A Common Stock have been issued and are outstanding as of the close of business on May 5, 2025 (the “Capitalization Date”), (ii) 250,000,000 shares of Company Class B Common Stock, of which 70,032,694 shares of Company Class B Common Stock have been issued and are outstanding as of the close of business on the Capitalization Date and (iii) 250,000,000 shares of Company Preferred Stock, none of which are issued or outstanding as of the close of business on the Capitalization Date. No Shares were held in treasury or owned by the Company or any Company Subsidiary as of the close of business on the Capitalization Date. All of the outstanding Shares have been duly authorized and validly issued and are fully paid and nonassessable and have not been issued in violation of, and are not subject to, any preemptive or subscription rights, rights of first refusal, purchase option, call option or similar rights.

(b) (i) No outstanding Share is entitled or subject to any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance, or any similar right, (ii) no outstanding Share is subject to any right of first refusal in favor of the Company, (iii) no outstanding bond, debenture, note, or other Indebtedness of the Company has a right to vote on any matter on which stockholders of the Company have a right to vote and (iv) no Contract of the Company relates to the voting or registration of, or restricts any Person from purchasing, selling, pledging, or otherwise disposing of (or from granting any option or similar right with respect to), any Share. The Shares have been granted or issued in compliance in all material respects with all applicable federal securities laws and all applicable foreign and state securities or “blue sky” laws. The Company is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem, or otherwise acquire any outstanding Shares. The Company Class A Common Stock constitutes the only outstanding class of equity securities of the Company registered under the Securities Act.

(c) As of the close of business on the Capitalization Date, 13,413,409 shares of Company Class A Common Stock were reserved for future issuance pursuant to awards outstanding under the Company Stock Plans, including (i) 4,777,011 shares of Company Class A Common Stock reserved for issuance pursuant to outstanding Company Options, (ii) 4,573,450 shares of Company Class A Common Stock reserved for issuance pursuant to outstanding Company RSUs and (iii) 4,062,948 shares of Company Class A Common Stock reserved for issuance pursuant to outstanding Company PSUs (assuming any performance-based conditions are fully satisfied at maximum performance levels). Each Company Equity Award was issued in compliance in all material respects with applicable Law. As of the close of business on the Capitalization Date, 5,000,000 shares of Company Class A Common Stock were reserved for future issuance pursuant to the Company ESPP. Other than as set forth in Section 4.02(c) of the Company Disclosure Letter, there is no issued, reserved for issuance, outstanding, or authorized stock option, restricted stock unit award, restricted stock award, stock appreciation, phantom stock or phantom units, profits interest, profit participation, or similar right, or equity or equity-based award with respect to the Company or any Company Subsidiary to which the Company, or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is otherwise bound.

(d) Except as set forth in Section 4.02(c) of the Company Disclosure Letter, as of the close of business on the Capitalization Date, there is no: (i) outstanding share of capital stock or other equity or ownership interest in the Company; (ii) outstanding subscription, option, call, warrant, right (whether or not currently exercisable), agreement or commitment of any character to acquire any share of capital stock or other equity interest, restricted stock unit, stock-based performance unit or any other right that is linked to, or the value of which is in any way based on or derived from the value of any equity securities of the Company, in each case, issued by the Company or to which the Company is bound; (iii) outstanding security, instrument, bond, debenture, note, or obligation that is or may become convertible into or exchangeable for any share of capital stock or other equity securities of the Company; or (iv) rights plan (or similar plan commonly referred to as a “poison pill”) or Contract under which the Company is or may become obligated to sell or otherwise issue any share of its capital stock or any other equity security. None of the Company or Company Subsidiaries is a party to any stockholders’ agreement, proxy, voting trust agreement or registration rights agreement or similar agreements, arrangements or commitments relating to any equity securities of the Company or any other Contract relating to disposition, pledges, voting or dividends with respect to any equity securities of the Company other than the Company Stockholders’ Agreement.

4.03 Authority; Binding Nature of Agreement. The Company has the necessary corporate power and authority to enter into, and to perform its obligations under, this Agreement and to consummate the Transactions (but, in the case of the consummation of the Merger, assuming the accuracy of the representations and warranties set forth in the penultimate sentence of Section 5.12 and subject to the receipt of the Company Stockholder Approvals). Except for obtaining the Company Stockholder Approvals, and assuming the accuracy of the representations and warranties set forth in the penultimate sentence of Section 5.12, no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the consummation by it of the Transactions. The Special Committee, at a meeting duly called and held on or prior to the date of this Agreement, has unanimously (a) determined that this Agreement and the Transactions, including the Merger, on the terms and subject to the conditions set forth herein, are advisable, fair to “unaffiliated security holders” (as such term is defined under the Exchange Act) of the Company and in the best interests of the Company and its Public Stockholders and (b) made the Special Committee Recommendation. The Board, at a meeting duly called and held on or prior to the date of this Agreement, acting upon the Special Committee Recommendation, unanimously (excluding the Continuing Stockholder Directors) (i) determined that this Agreement and the Transactions are advisable, fair to “unaffiliated security holders” (as such term is defined under the Exchange Act) of the Company and in the best interests of the Company and its stockholders, including the Public Stockholders, (ii) approved and declared advisable this Agreement and the Transactions, (iii) authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein and (iv) made the Board Recommendation. The Special Committee Recommendation and Board Recommendation have not, as of the date of this Agreement, been subsequently rescinded, modified or withdrawn in any way. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the other party hereto, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms subject to the Enforceability Exceptions. Other than the Company Stockholder Approvals and any approvals obtained on or prior to the date of this Agreement, and assuming the accuracy of the representations and warranties set forth in the penultimate sentence of Section 5.12, no vote of any class or series of the Company’s capital stock prior to the Effective Time or approval of any Person under the Company Charter or the Company Bylaws is necessary to adopt this Agreement and approve the consummation of the Transactions.

4.04 No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company and the consummation by the Company of the Transactions will not, (i) assuming the Company Stockholder Approvals have been obtained, conflict with or violate any of (A) the Company Charter or the Company Bylaws or (B) any similar organizational documents of any Company Subsidiary, (ii) assuming that all consents, approvals and other authorizations described in Section 4.04(b) have been obtained and that all filings and other actions described in Section 4.04(b) have been made or taken and the Company Stockholder Approvals have been obtained, conflict with or violate any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or (iii) result in any breach or violation of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) by the

Company or any Company Subsidiary under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the loss of any benefit under, or the creation of any Lien on the properties or assets of the Company or any Company Subsidiary pursuant to, any Contract to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary or their respective properties, rights or assets is bound, except, with respect to each of the foregoing clauses (i)(B), (ii) and (iii), for any such conflict, violation, breach, default, or other occurrence that would not have a Material Adverse Effect.

(b) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company and the consummation by the Company of the Transactions will not, require any consent, approval, authorization or permit of, filing or registration with, notification or report to, or expiration of waiting periods from, any Governmental Authority, except for (i) applicable requirements, if any, of the Securities Act, (ii) compliance with the applicable requirements of the Exchange Act, including the filing with the SEC of the Proxy Statement and the Schedule 13e-3, (iii) any filing required under the rules and regulations of Nasdaq, (iv) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (v) the premerger notification and waiting period requirements of the HSR Act and (vii) any other consent, approval, order, authorization, authority, transfer, waiver, disclaimer, registration, declaration or filing, which, in each case, if not obtained or made would not have a Material Adverse Effect.

4.05 Vote Required. Other than any Company Approval, (a) the affirmative vote of the holders of a majority of the outstanding voting power of the Company Common Stock entitled to vote on a proposal to adopt this Agreement, (b) the affirmative vote of the holders of a majority of the outstanding voting power of the Company Class A Common Stock entitled to vote on a proposal to adopt this Agreement, voting as a separate class, (c) the affirmative vote of the holders of a majority of the outstanding voting power of the Company Class B Common Stock entitled to vote on a proposal to adopt this Agreement, voting as a separate class, and (d) the affirmative vote of a majority of the votes cast by the Public Stockholders entitled to vote on the proposal to adopt this Agreement (the requisite votes described in the preceding clauses (a)-(d), together, the “Company Stockholder Approvals”) are the only votes of the holders of any class or series of the Company’s capital stock necessary to adopt this Agreement and approve the consummation of the Transactions.

4.06 Anti-Takeover Provisions. Assuming the accuracy of the representations and warranties set forth in the penultimate sentence of Section 5.12, no (i) “business combination”, “control share acquisition”, “fair price”, “moratorium” or other anti-takeover Laws (each, a “Takeover Law”), (ii) stockholder rights agreement, “poison pill” or similar anti-takeover agreement or (iii) restrictions in any comparable anti-takeover provision in the organizational documents of the Company or any Company Subsidiary applies or will apply with respect to this Agreement or the Transactions, including the Merger.

4.07 Financial Statements; Internal Controls. (a) The Company has filed or furnished (or caused to be filed or furnished by any Company Subsidiary, as applicable) on a timely basis all reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated therein, amendments and supplements thereto) required to be filed or furnished by the Company or any Company Subsidiary with or to the SEC (the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act, the Exchange Act, or the Sarbanes-Oxley Act of 2002, as the case may be, and the rules and regulations of the SEC promulgated thereunder and applicable to such SEC Reports or the Company or any Company Subsidiary and, except to the extent that information in such SEC Report has been revised, amended, modified, or superseded (prior to the date of this Agreement) by a later-filed SEC Report, none of the SEC Reports, when filed or furnished, contained (or, with respect to SEC Reports filed or furnished after the date of this Agreement, will not contain) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, in each case, that no representation is made as to the accuracy of any financial projection or forward-looking statement or the completeness of any information filed or furnished by the Company or any Company Subsidiary with or to the SEC solely for the purposes of complying with Regulation FD promulgated under the Exchange Act.

(b) The consolidated financial statements (including related notes and schedules) contained or incorporated by reference in the SEC Reports (the “Financial Statements”): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or as permitted by Regulation S-X, or, in the case of unaudited financial statements, as permitted by Form 10-Q, Form 8-K, or any successor form under the Exchange Act); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries for the periods covered thereby (subject, in the case of the unaudited financial statements, to normal and recurring year-end adjustments that are not, individually or in the aggregate, reasonably expected to be material).

(c) Except as not required in reliance on exemptions from various reporting requirements, including by virtue of the Company’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by the Jumpstart Our Business Startups Act, or “smaller reporting company” within the meaning of the Exchange Act, the Company maintains, and at all times since the Reference Date, has maintained, a system of internal controls over financial reporting (within the meaning of Rules 13a-15(f) and 15d-15(f) promulgated under the Exchange Act) that comply with the requirements of the Exchange Act and have been designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and that receipts and expenditures are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the assets of the Company that could have a material effect on the consolidated financial statements of the Company. Since the Reference Date, none of the Company, the Board or the audit committee of the Board or, to the Knowledge of the Company, the Company’s independent registered accounting firm, has identified or been made aware of any: (A) significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by the Company; (B) illegal act or fraud, whether or not material, that involves the management or other employees of the Company who have a significant role in internal controls over financial reporting of the Company; or (C) claim or allegation regarding any of the foregoing.

(d) The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 promulgated under the Exchange Act that are designed to ensure that all information required to be disclosed in such entity’s reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to enable each of the principal executive officer of the Company and the principal financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports. The Company and its Subsidiaries have carried out all evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(e) None of the Company or Company Subsidiaries is a party to or has any obligation or other commitment to become a party to any securitization transaction, off-balance sheet partnership, or any similar Contract (including any Contract arising out of or relating to any transaction or relationship between or among the Company and any Company Subsidiary, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose, or limited purpose entity, on the other hand, or any “off-balance sheet arrangement” (within the meaning of Item 303(a) of Regulation S-K promulgated under the Exchange Act)) where the result, purpose, or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any Company Subsidiary in the Company’s published financial statements or other reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated therein) required to be filed or furnished by the Company or any Company Subsidiary with or to the SEC.

(f) There is no outstanding or unresolved comment in any comment letter received from the SEC with respect to the SEC Reports. To the Knowledge of the Company, none of the SEC Reports is the subject of ongoing SEC review and there is no inquiry or investigation by the SEC, or any internal investigation pending or threatened, in each case, regarding any accounting practice of the Company.

4.08 Absence of Certain Changes or Events.

(a) Since December 31, 2024 and through the date of this Agreement, there has not occurred any Material Adverse Effect.

(b) Except as contemplated by this Agreement, from December 31, 2024 through the date of this Agreement, the Company and the Company Subsidiaries have operated their respective businesses in all material respects in the ordinary course of business (except for discussions, negotiations, and transactions related to this Agreement).

4.09 Compliance with Laws. The Company and the Company Subsidiaries have each been, since the Reference Date, in compliance with all applicable Laws, except where the failure to be in compliance would not have a Material Adverse Effect or, individually or in the aggregate, reasonably be expected to materially delay, impede or prevent the consummation of the Transactions, including the Merger, by the Company.

4.10 Company Plans.

(a) Neither the Company nor any other Person that would be or, at any relevant time, would have been considered a single employer with the Company under Section 414(b), (c), (m) or (o) the Code or ERISA has during the six years prior to the date of this Agreement sponsored, maintained, contributed to or been required to maintain or contribute to or otherwise had liability, whether absolute or contingent, with respect to (i) a plan subject to Title IV of ERISA or Section 412 of the Code, including any “single employer” defined benefit plan or any “multiemployer plan,” each within the meaning of Section 4001 of ERISA, (ii) a “multiple employer plan” within the meaning of Section 413(c) of the Code or (iii) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA.

(b) Except as contemplated by this Agreement, solely as a result of the consummation of the Transactions, the Transactions will not (i) result in the acceleration of the time of payment, funding or vesting of any benefit to any Company Associate, under any Company Plan or otherwise with respect to any Company Associate, or (ii) result in the payment of any amount that could, individually or in combination with any other payment or benefit, constitute an “excess parachute payment” within the meaning of Section 280G of the Code or result in the payment of an excise Tax by any Person under Section 4999 of the Code.

4.11 Certain Business Practices. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries taken as a whole, since June 1, 2019, none of the Company, the Company Subsidiaries, any of their respective directors, officers or employees, or, to the Knowledge of the Company, any third party authorized to act on behalf of the Company or any Company Subsidiary, has (a) been a Sanctioned Person, (b) violated any applicable Trade Control Laws or Sanctions Law, applicable Anti-Corruption Law or any rule or regulation promulgated thereunder, applicable Anti-Money Laundering Law and any rule or regulation promulgated thereunder, or any applicable Law of similar effect, or (c) has, in violation of any applicable Anti-Corruption Law: (i) directly or indirectly paid, offered, or promised to make or offer any contribution, gift, entertainment, or other expense, (ii) made, offered, or promised to make or offer any payment, loan, or transfer of anything of value, including any reward, advantage, or benefit of any kind to or for the benefit of foreign or domestic governmental officials or employees, or to foreign or domestic political parties, candidates thereof, or campaigns, (iii) paid, offered, or promised to make or offer any bribe, payoff, influence payment, kickback, rebate, or other similar payment of any nature, or (iv) created or caused the creation of any false or inaccurate books and records of the Company or any Company Subsidiary related to any of the foregoing. The Company have established and maintain policies and procedures reasonably designed to promote and achieve compliance with any Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions Laws, and Trade Control Laws applicable to the Company and the Company Subsidiaries. There are no Anti-Corruption Laws-related, Anti-Money Laundering Laws-related, Sanctions Laws-related or Trade Control Laws-related enforcement actions pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary or, to the Knowledge of the Company, any officer or director thereof by or before (or, in the case of a threatened matter, that would come before) any Governmental Authority.

4.12 Legal Proceedings; Orders. (a) There is currently not, and since the Reference Date there has not been, any Action pending or, to the Knowledge of the Company, threatened in writing against the Company or any Company Subsidiary, or any property, right or asset of the Company or any Company Subsidiary, or against the Company and its Affiliates primarily arising from the business of the Company or any Company Subsidiary, other than any Action that would not have a Material Adverse Effect or, individually or in the aggregate, reasonably be expected to materially delay, impede or prevent the consummation of the Transactions, including the Merger, by the Company.

(b) As of the date of this Agreement there is no Order to which the Company or any Company Subsidiary is subject that would have a Material Adverse Effect or, individually or in the aggregate, reasonably be expected to materially delay, impede or prevent the consummation of the Transactions, including the Merger, by the Company.

4.13 Opinions of Financial Advisor. The Special Committee (in such capacity) has received the opinion of Evercore Group L.L.C. (the “Financial Advisor”) as a financial advisor to the Special Committee to the effect that, as of the date of such opinion and based on and subject to the matters set forth therein, including the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, and taking into account the consummation of the Transactions contemplated by this Agreement, the Merger Consideration to be paid to the holders of Shares (other than Excluded Shares, Continuing Shares and Dissenting Shares) pursuant to this Agreement is fair from a financial point of view to such holders. The Company shall provide a copy of such written opinion to the Merger Corporation solely for informational purposes promptly following the execution of this Agreement.

4.14 Brokers. Except for the Financial Advisor pursuant to the Advisor Engagement Letter, no broker, finder, investment banker, financial advisor, or other Person is entitled to any brokerage, finder’s, or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Company or any Company Subsidiary. The Company has, prior to the execution and delivery of this Agreement, made available to the Merger Corporation a true, correct and complete copy of the Company’s engagement letter with the Financial Advisor relating to the Transactions as in effect on the date of this Agreement (the “Advisor Engagement Letter”).

4.15 Information Supplied. None of the information supplied or to be supplied in writing by or on behalf of the Company or any Company Subsidiary expressly for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13e-3 will, on the date the Proxy Statement and the Schedule 13e-3 are first mailed (including by electronic delivery if permitted) to stockholders of the Company or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing sentence, no representation or warranty is made by the Company with respect to any information or statement made or incorporated by reference in the Proxy Statement or the Schedule 13e-3 that was not supplied by or on behalf of the Company or any Company

Subsidiary for use therein. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.

4.16 No Other Representations or Warranties. (a) Except for the express written representations and warranties made by the Company in this Article IV and in any instrument or other document delivered pursuant to this Agreement, the Company does not make any express or implied representation or warranty with respect to the Company or its Affiliates or their respective businesses, operations, assets, liabilities or condition (financial or otherwise). Notwithstanding anything to the contrary in this Agreement, the Company hereby acknowledges and agrees that except for the express written representations and warranties made by the Merger Corporation in this Agreement or in any instrument or other document delivered pursuant to this Agreement, neither the Merger Corporation nor any other Person has made or makes any express or implied representation or warranty with respect to the Merger Corporation or any of its Affiliates or its or their respective businesses, operations, assets, liabilities or condition (financial or otherwise).

(b) Notwithstanding anything to the contrary in this Agreement, the Company hereby acknowledges and agrees (on its own behalf and on behalf of the Company Related Parties) that: (i) except for the representations and warranties of the Merger Corporation expressly set forth in Article V or in any instrument or other document delivered pursuant to this Agreement, (x) none of the Merger Corporation Related Parties makes, or has made, any representation or warranty and (y) none of the Company Related Parties is relying on, or has relied on, any representation or warranty made, or information provided, by or on behalf of any Merger Corporation Related Party, in each case, regarding any Merger Corporation Related Party, its or their business, this Agreement, the Transactions, or any other related matter; and (ii) each of the Company and the Special Committee is a sophisticated party and has made its own independent investigation, review and analysis regarding the Merger Corporation Related Parties and the Transactions, which investigation, review and analysis were conducted by the Company and the Special Committee together with expert advisors, including legal counsel, that they have engaged for such purpose.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE MERGER CORPORATION

Except as set forth in the corresponding section or subsection(s) of the disclosure letter prepared by the Merger Corporation and delivered to the Company in connection with the execution and delivery of this Agreement (the “Merger Corporation Disclosure Letter”), the Merger Corporation represents and warrants to the Company as follows:

5.01 Organization and Qualification. The Merger Corporation is duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all necessary power and authority to conduct its business in the manner in which its business is currently being conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Merger Corporation Material Adverse Effect. The Merger Corporation is qualified or licensed to do business as a foreign entity, and is in good standing, in each jurisdiction where the nature of its business requires such qualification or licensing, except where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, reasonably be expected to have a Merger Corporation Material Adverse Effect. The Merger Corporation does not own any capital stock of, any other equity-linked or similar interest in, any equity interest of any nature or any interest convertible into or exchangeable or exercisable for any equity-linked or similar interest in, any entity.

5.02 Organizational Documents. The Merger Corporation has, prior to the date of this Agreement, furnished to the Company true and complete copies of the organizational documents of the Merger Corporation, as amended to date. Such organizational documents are in full force and effect. The Merger Corporation is not in violation of any of the provisions of its organizational documents, except such violations that would not, individually or in the aggregate, reasonably be expected to have a Merger Corporation Material Adverse Effect.

5.03 Authority; Binding Nature of Agreement. The Merger Corporation has the necessary corporate power and authority to enter into, and to perform its obligations under, this Agreement and to consummate the Transactions (but, in the case of the consummation of the Merger, subject to the receipt of the Continuing Stockholders Consent). No corporate action on the part of the Merger Corporation is necessary to authorize the execution, delivery and performance by the Merger Corporation of this Agreement and the consummation by it of the Transactions. The board of directors of the Merger Corporation unanimously (a) determined that this Agreement and the Transactions are advisable and in the best interests of the Merger Corporation and its stockholders, (b) approved and declared advisable this Agreement and the Transactions, (c) authorized and approved the execution, delivery and performance by the Merger Corporation of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein and (d) resolved, subject to the terms of this Agreement, to recommend the adoption of this Agreement by the stockholders of the Merger Corporation. This Agreement has been duly executed and delivered by the Merger Corporation and, assuming due execution and delivery by the other party hereto, constitutes the valid and binding agreement of the Merger Corporation, enforceable against the Merger Corporation in accordance with its terms subject to the Enforceability Exceptions. Other than obtaining the Continuing Stockholders Consent, no vote of any class or series of the Merger Corporation’s capital stock prior to the Effective Time or approval of any Person under any organizational document of the Merger Corporation is necessary to adopt this Agreement and approve the consummation of the Transactions. Concurrently with the execution and delivery of this Agreement, the Continuing Stockholders, in their capacity as the stockholders of the Merger Corporation, are executing and delivering to the Merger Corporation a written consent adopting this Agreement in accordance with the DGCL (the “Continuing Stockholders Consent”).

5.04 No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by the Merger Corporation do not, and the performance of this Agreement by the Merger Corporation and the consummation by the Merger Corporation of the Transactions will not, (i) conflict with or violate the certificate of incorporation, certificate of formation, bylaws, operating agreement and other charter and organizational documents of the Merger Corporation, (ii) assuming that all consents, approvals and other authorizations described in Section 5.04(b) have been obtained and that all filings and other actions described in Section 5.04(b) have been made or taken and the Continuing Stockholders Consent has been obtained, conflict with or violate any Law applicable to the Merger Corporation or by which any property, right or asset of the Merger Corporation is bound or (iii) result in any breach or violation of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) by the Merger Corporation under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the loss of any benefit under, or the creation of any Lien on the properties or assets of the Merger Corporation pursuant to, any Contract to which the Merger Corporation is a party or by which the Merger Corporation or its properties, rights or assets are bound, except, with respect to each of the foregoing clauses (ii) and (iii), for any such conflict, violation, breach, default or other occurrence that would not, individually or in the aggregate, reasonably be expected to have a Merger Corporation Material Adverse Effect.

(b) The execution and delivery of this Agreement by the Merger Corporation do not, and the performance of this Agreement by the Merger Corporation and the consummation by the Merger Corporation of the Transactions will not, require any consent, approval, authorization or permit of, filing or registration with, notification or report to, or expiration of waiting periods from, any Governmental Authority, except for (i) applicable requirements, if any, of the Securities Act, (ii) compliance with the applicable requirements of the Exchange Act, including the filing with the SEC of the Proxy Statement and the Schedule 13e-3, (iii) any filing required under the rules and regulations of Nasdaq, (iv) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (v) the premerger notification and waiting period requirements of the HSR Act and (vi) any other consent, approval, order, authorization, authority, transfer, waiver, disclaimer, registration, declaration or filing, which, in each case, if not obtained or made would not, individually or in the aggregate, reasonably be expected to have a Merger Corporation Material Adverse Effect.

5.05 Legal Proceedings; Orders. (a) There is no Action pending or, to the Knowledge of the Merger Corporation, threatened in writing against the Merger Corporation, or any property, right or asset of the Merger Corporation or against the Merger Corporation primarily arising from the business of the Merger Corporation, other than any Action that would not, individually or in the aggregate, reasonably be expected to have a Merger Corporation Material Adverse Effect.

(b) As of the date of this Agreement, there is no Order to which the Merger Corporation is subject that would, individually or in the aggregate, reasonably be expected to have a Merger Corporation Material Adverse Effect.

5.06 Operations of the Merger Corporation. The Merger Corporation was formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities or operations other than as contemplated by this Agreement and matters ancillary thereto or related to the Transactions contemplated by this Agreement. There is no agreement outstanding pursuant to which any person has any existing or contingent right to acquire any equity in the Merger Corporation. The Merger Corporation is wholly-owned by the Continuing Stockholders.

5.07 Equity Financing.

(a) The Merger Corporation has delivered to the Company a true, complete and correct copy of the fully executed equity commitment letter (the “Equity Commitment Letter”), dated May 8, 2025, from Blackstone Capital Partners VII L.P., a Delaware limited partnership, Blackstone Capital Partners Asia L.P., a Cayman Islands exempted limited partnership, and Blackstone Capital Partners Asia (Lux) SCSp, a Luxembourg special limited partnership (société en commandite spéciale) (the “Equity Investors”), pursuant to which the Equity Investors have agreed, upon the terms and subject only to the express conditions thereof, to contribute or invest in the Merger Corporation the amount set forth therein (the “Equity Financing”). The Equity Commitment Letter expressly provides that the Company is a third-party beneficiary thereof to the extent provided therein, and the Company is entitled to enforce the Equity Commitment Letter in accordance with its terms against the Equity Investors.

(b) There are no conditions precedent or other contingencies to the obligations of the Equity Investors to fund the full amount of the Equity Financing in accordance with the terms of the Equity Commitment Letter other than those set forth in the Equity Commitment Letter. Assuming satisfaction (or waiver in accordance with Section 10.11 or Section 10.12) of the conditions set forth in Section 8.01 and Section 8.02, as of the date hereof, the Merger Corporation does not have any reason to believe that it will be unable to satisfy any of the conditions to the Equity Financing, or that the Equity Investors will not perform their obligations thereunder, in each case prior to or concurrently with the Effective Time.

(c) Assuming the satisfaction (or waiver in accordance with Section 10.11 or Section 10.12) of the conditions set forth in Section 8.01 and Section 8.02, the Equity Financing, when funded in full in accordance with the Equity Commitment Letter delivered to the Company on or prior to the date hereof shall provide an amount in immediately available cash prior to or concurrently with the Effective Time sufficient to enable the payment of the aggregate Merger Consideration, any other amounts required to be paid under Article III of this Agreement and any fees, costs and expenses of or payable by the Merger Corporation in connection with the Equity Financing (the “Required Amount”).

(d) As of the date hereof the Equity Commitment Letter is:(i) a legal, valid and binding obligation of the Merger Corporation and, to the Knowledge of the Merger Corporation, the Equity Investors (subject to the Enforceability Exceptions) and (ii) in full force and effect. As of the date hereof, no event has occurred that, with or without notice, lapse of time, or both, would or would reasonably be expected to (x) constitute a default or breach or a failure to satisfy a condition precedent by the Merger Corporation under the terms and conditions of the Equity Commitment Letter or (y) result in any portion of the Equity Financing being unavailable or materially delayed at the Effective Time or on the Closing Date. The Merger Corporation has paid, or caused to be paid, in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Equity Commitment Letter on or before the date of this Agreement. As of the date hereof, (x) the Equity Commitment Letter has not been modified, amended, restated, supplemented or otherwise altered, and (y) none of the commitments under the Equity Commitment Letter have been withdrawn, terminated, amended, modified, repudiated, or rescinded in any respect. Besides the Equity Commitment Letter, there are no other fee letters, engagement letters, side letters or other Contracts to which the Merger Corporation or any of its Affiliates is party related to the funding or investing, as applicable, of the Equity Financing that could affect the availability of the full amount of, or conditionality of, the Equity Financing in any respect.

(e) The Merger Corporation acknowledges and agrees that in no event shall the receipt or availability of any funds or financing (including, for the avoidance of doubt, the Equity Financing or any Debt Financing) by the Merger Corporation or any other financing or other transactions be a condition to the Merger Corporation’s obligations hereunder.

5.08 Solvency. Immediately after giving effect to the consummation of the Transactions (including the payment of the aggregate Merger Consideration and all other Required Amounts, as applicable) and assuming the accuracy in all material respects of the representations and warranties contained in Article IV, the Surviving Company on a consolidated basis will be Solvent as of the Effective Time, as of the Closing Date and immediately after the Effective Time.

5.09 Brokers. Prior to the Closing, the Company will not be responsible for any brokerage, finder’s or other fee or commission to any broker, finder or investment banker in connection with the Transactions based upon arrangements made by or on behalf of the Merger Corporation.

5.10 Stockholder and Management Arrangements. As of the date of this Agreement, except as set forth in Section 5.10 of the Merger Corporation Disclosure Letter, none of the Merger Corporation or any of its Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any arrangements or other understandings (whether or not binding) with any director, officer or employee of the Company or any of the Company Subsidiaries (a) relating to (i) this Agreement or the Merger (except for the Equity Commitment Letter) or (ii) the Surviving Company or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time or (b) pursuant to which any holder of Shares would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s shares of Company Common Stock, in each case, excluding any Contracts, arrangements or understandings between or among the Continuing Stockholders (collectively, the “Stockholder and Management Arrangements”). True, accurate and complete copies of any Stockholder and Management Arrangements, including all amendments thereto, as in effect as of the date of this Agreement, have been made available to the Company, the Board and the Special Committee.

5.11 Information Supplied. None of the information supplied or to be supplied in writing by or on behalf of the Merger Corporation expressly for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13e-3 will, on the date the Proxy Statement and the Schedule 13e-3 are first mailed (including by electronic delivery if permitted) to stockholders of the Company or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing sentence, no representation or warranty is made by the Merger Corporation with respect to any information or statement made or incorporated by reference in the Proxy Statement or the Schedule 13e-3 that was not supplied by or on behalf of the Merger Corporation for use therein.

5.12 Antitakeover Charter Provision. None of the Merger Corporation or any of its “Affiliates” or “associates” is, or has been at any time during the last three years, an “interested stockholder” of the Company subject to the restrictions on “business combinations”, in each case, other than any Continuing Stockholder described in clause (ii) or (iii) of the definition thereof and any of their respective “Affiliates” or “associates” described in the following sentence. Each Continuing Stockholder described in clause (ii) or (iii) of the definition thereof and each of its “Affiliates” or “associates” has been an “interested stockholder” of the Company for more than three years as of the date hereof. For purposes of this Section 5.12, each quoted term used in this Section 5.12 will have the definition ascribed thereto in the Company Charter.

5.13 Non-Reliance on Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans. In connection with the due diligence investigation of the Company and the Company Subsidiaries by the Merger Corporation, the Merger Corporation (and its Representatives) has received and may continue to receive from the Company and the Company Subsidiaries and their respective Representatives certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, regarding the Company and the Company Subsidiaries and their respective businesses and operations. The Merger Corporation hereby acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, with which the Merger Corporation is familiar, that the Merger Corporation has made its own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information or business plans), that it has not relied, and is not otherwise relying, upon on any information except for the representations and warranties set forth in Article IV in connection with the Transactions (including its decision to enter into this Agreement) and, except for the representations and warranties set forth in Article IV or in any instrument or other document delivered pursuant to this Agreement, that the Merger Corporation will have no claim against the Company or any Company Subsidiary, or any of their respective equityholders or Representatives, or any other Person, with respect thereto.

5.14 No Other Representations or Warranties.

(a) Except for the express written representations and warranties made by the Merger Corporation in this Article V and in any instrument or other document delivered pursuant to this Agreement, the Merger Corporation does not make any express or implied representation or warranty with respect to the Merger Corporation or its Affiliates or its or their respective businesses, operations, assets, liabilities or condition (financial or otherwise). Notwithstanding anything to the contrary in this Agreement, the Merger Corporation hereby acknowledges and agrees that except for the express written representations and warranties made by the Company in this Agreement or in any instrument or other document delivered pursuant to this Agreement, none of the Company or any other Person has made any express or implied representation or warranty with respect to the Company or any of their respective Affiliates or their respective businesses, operations, assets, liabilities or condition (financial or otherwise).

(b) Notwithstanding anything to the contrary in this Agreement, the Merger Corporation hereby acknowledges and agrees (on its own behalf and on behalf of the Merger Corporation Related Parties) that: (i) except for the representations and warranties of the Company expressly set forth in Article IV or in any instrument or other document delivered pursuant to this Agreement, (x) none of the Company Related Parties makes, or has made, any representation or warranty and (y) none of the Merger Corporation Related Parties is relying on, or has relied on, any representation or warranty made, or information provided, by or on behalf of any Company Related Party, in each case, regarding any Company Related Party, its or their business, this Agreement, the Transactions, or any other related matter; and (ii) the Merger Corporation is a sophisticated party and has made its own independent investigation, review and analysis regarding the Company and the Transactions, which investigation, review and analysis were conducted by the Merger Corporation together with expert advisors, including legal counsel, that it has engaged for such purpose.

ARTICLE VI

CONDUCT OF BUSINESS PENDING THE MERGER

6.01 Conduct of Business by the Company Pending the Merger. Except as set forth in Section 6.01 of the Company Disclosure Letter, expressly required or expressly permitted by this Agreement, required by Law or consented to in writing by the Merger Corporation (which consent shall not be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement to the Effective Time, the Company shall use its reasonable best efforts, and shall cause each of the Company Subsidiaries to use its respective reasonable best efforts, to (i) conduct the businesses of the Company and the Company Subsidiaries in a commercially reasonable manner and in the ordinary course of business, (ii) preserve substantially intact its and their current business organization, goodwill and ongoing businesses and to preserve substantially its and their relationships with key customers, suppliers, clients, vendors, distributors, licensors, licensees, Governmental Authorities, employees and other Persons with whom it and they have material business relations in all material respects and (iii) comply with applicable Law. Without limiting the generality of the foregoing, except (w) as set forth in Section 6.01 of the Company Disclosure Letter, (x) as required by applicable Law, Order or a Governmental Authority, (y) as expressly required or expressly permitted by this Agreement, or (z) as consented to in writing by the Merger Corporation (which consent shall not be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement to the Effective Time, the Company shall not, and shall cause each Company Subsidiary not to:

(a) declare, authorize, establish a record date for, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or other equity, property or a combination thereof) in respect of, any of its capital stock, other than dividends or distributions by a Company Subsidiary wholly-owned by the Company to the Company or another Company Subsidiary wholly-owned by the Company;

(b) split, combine, reclassify, subdivide or reduce any of its capital stock, except for any such transaction involving a wholly-owned Company Subsidiary which remains a wholly-owned Company Subsidiary after consummation of such transaction;

(c) repurchase, redeem or otherwise acquire or offer to redeem, repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock or any options, warrants, rights, convertible or exchangeable securities, stock-based performance units or other rights to acquire any such shares or other rights that give the holder thereof any economic interest of a nature accruing to the holders of such shares, other than (i) the withholding of Shares to satisfy Tax obligations with respect to the exercise or vesting and settlement of Company Equity Awards, (ii) the acquisition of Shares in connection with a cashless exercise of Company Options and (iii) in transactions solely among the Company or Company Subsidiaries wholly-owned by the Company;

(d) issue, authorize the issuance of, pledge, dispose of, grant, transfer, encumber, deliver or sell any shares of its capital stock or other voting securities or equity interests, any options, warrants, rights, convertible or exchangeable securities, stock-based performance units or other rights to acquire any such shares, securities, interests or other rights that give the holder thereof any economic interest of a nature accruing to the holders of such shares or securities, other than (i) upon the exercise or settlement of Company Equity Awards outstanding on the date of this Agreement (or granted following the date of this Agreement to the extent permitted by this Section 6.01(d)) in accordance with their present terms, (ii) as required to comply with any Company Plan as in effect on the date of this Agreement and (iii) transactions solely among the Company or Company Subsidiaries wholly-owned by the Company;

(e) amend, modify, waive, rescind or otherwise change the Company Charter, the Company Bylaws or the comparable organizational documents of any Company Subsidiary in any material respect;

(f) acquire, directly or indirectly, whether by purchase, merger, consolidation or acquisition of stock or assets or otherwise, or authorize or announce an intention to so acquire, or enter into any agreements providing for the acquisition of, any equity interests in, or all or substantially all of the assets of, any Person or any business or division thereof, other than (i) transactions solely among the Company or Company Subsidiaries wholly-owned by the Company or (ii) acquisitions solely for cash consideration (any such acquisition not to exceed $3,500,000, individually or $7,000,000 in the aggregate for all such acquisitions);

(g) sell, transfer, assign, exchange, swap, lease, license, sublicense, abandon, allow to lapse or otherwise dispose of, any of its material properties, rights or assets (including capital stock of any Company Subsidiary and intangible property or intellectual property rights), other than (i) sales of products or services in ordinary course commercial transactions in the ordinary course of business, (ii) sales, abandonments or other dispositions of immaterial assets, equipment or property (including intellectual property) that is no longer used in the operations of the Company or any Company Subsidiary, in each case, in the ordinary course of business, (iii) the non-exclusive licensing or sublicensing of Company intellectual property in the ordinary course of business (other than any licenses to patents which shall not be permitted by this subsection (iii)), (iv) sales, dispositions, leases and subleases of leased real property in the ordinary course of business, including expirations or surrenders of any real property leases at the end of their stated term pursuant and (v) to transactions solely among the Company or Company Subsidiaries wholly-owned by the Company;

(h) redeem, repurchase, prepay, defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any for indebtedness for borrowed money, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any Company Subsidiary or guarantee any such indebtedness or any debt securities of another Person or enter into any agreement requiring the Company or a Company Subsidiary to guarantee any financial statement condition of another Person (collectively, “Indebtedness”), other than (i) Indebtedness solely among the Company or the Company Subsidiaries wholly-owned by the Company, (ii) Indebtedness for borrowed money not to exceed $20,000,000 in aggregate principal amount incurred in the ordinary course of business, so long as such Indebtedness (x) can be repaid at par at any time without premium or penalty and (y) is not comprised of debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise) (provided, that such Indebtedness shall not become due and payable as a result of the Transactions, including the Merger), (iii) letters of credit, bank guarantees, security or performance bonds or similar credit support instruments, overdraft facilities or cash management programs, in each case issued, made or entered into in the ordinary course of business, (iv) Indebtedness incurred in connection with developing any leased properties, (v) Indebtedness incurred in connection with (1) the acquisition of any equity interests in, or all or substantially all of the assets of, any Person as permitted by Section 6.01(f) or (2) making any capital contributions to, or investments in, any other Person as permitted by Section 6.01(i), in an aggregate principal amount under this clause (v) not exceeding $10,000,000, (vi) repayments of any Indebtedness (other than Indebtedness incurred under the Company Credit Agreement) at par at any time without premium or penalty and (vii) any Debt Financing;

(i) make any loans, advances or capital contributions to, or investments in, any other Person, other than (i) loans, advances, or capital contributions solely among the Company or the Company Subsidiaries wholly-owned by the Company in the ordinary course of business and (ii) investments not to exceed $3,000,000 individually or $10,000,000 in the aggregate together with all other investments contemplated by this Section 6.01(i);

(j) except as required by applicable Law, by the terms of any Company Plan or by the terms of this Agreement, (i) increase the compensation, bonus, severance or termination pay, or fringe benefits payable or that could become payable to any Company Associate with a title of Division Vice President or above, (ii) establish, adopt or enter into or amend any Collective Bargaining Agreement (except for renewals made in the ordinary course of business on terms substantially similar to any existing Collective Bargaining Agreements), (iii) establish, adopt, enter into, modify or terminate any material Company Plan or any agreement or arrangement that would be a material Company Plan had it been entered into prior to this Agreement (other than any (A) ordinary course changes to any Company Plan that does not materially increase the Company’s or a Company Subsidiary’s cost with respect to such benefits or (B) at-will employment arrangements), (iv) grant any equity or equity-based or phantom equity or long term incentive awards (including any Company Equity Awards) or any change in control, retention or transaction bonuses or similar awards, or amend or modify the terms of any such outstanding awards, (v) accelerate the vesting, lapsing of restrictions or payment, or to or fund or in any other way secure any rights or benefits under any Company Plan with respect to any Company Associate, (vi) forgive any loans or issue any loans to any Company Associate, (vii) commence any new offering periods under the Company ESPP, (viii) implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other similar actions that would reasonably be expected to trigger notice requirements under the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar applicable Laws, or (ix) newly recognize, or establish or enter into any relationship with, any union, works council, guild or other labor organization as the representative of any Company Associates;

(k) settle any Action involving or against the Company or any Company Subsidiary, other than (i) the settlement of Actions that require payments by the Company or any Company Subsidiary (net of insurance proceeds) in an amount not to exceed, in the aggregate, $1,500,000 or (ii) the settlement of Actions disclosed, reflected or reserved against in the Financial Statements for an amount not materially in excess of the amount so disclosed, reflected or reserved and, that, in each of the cases of clauses (i) and (ii), do not involve (x) the imposition of restrictions on the business or operations of the Company or a Company Subsidiary that, in each case, materially interfere with the operations of the Company or Company Subsidiary or (y) any criminal liability, any admission of material wrongdoing or any material wrongful conduct by the Company or a Company Subsidiary or any of their respective officers, directors or employees;

(l) commence any Action, except (i) with respect to routine matters in the ordinary course of business, (ii) in such cases where the Company reasonably determines in good faith that the failure to commence an Action would result in a material impairment of a valuable aspect of its business (provided, that the Company consults with the Merger Corporation and considers in good faith the views and comments of the Merger Corporation with respect to any such Action prior to commencement thereof) or (iii) in connection with a breach of this Agreement or any other agreement contemplated hereby;

(m) make any material change in accounting methods, principles or practices by the Company or any Company Subsidiary materially affecting the consolidated assets, liabilities or results of operations of the Company, except as required (i) by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization or (ii) by applicable Law;

(n) adopt a plan of merger, consolidation, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any Company Subsidiary (other than reorganizations solely by or among Company Subsidiaries);

(o) materially accelerate or increase the timing, scope or nature of any Capital Expenditures beyond what is set forth in Section 6.01(o) of the Company Disclosure Letter;

(p) authorize any of, or commit or agree to take any of, the foregoing actions in the preceding clauses (a) - (o).

6.02 Control of Operations. Nothing contained in this Agreement shall give the Merger Corporation, directly or indirectly, the right to control or direct the operations of the Company or any Company Subsidiary prior to the Closing. Prior to the Closing, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.01 Proxy Statement; Schedule 13e-3.

(a) The Company shall prepare and file (with the assistance and cooperation of the Merger Corporation as reasonably requested by the Company) with the SEC, as promptly as practicable after the date of this Agreement (but in no event later than 30 Business Days following the date hereof), a proxy statement as contemplated by Rule 14a of the Exchange Act (such proxy statement, as amended or supplemented, the “Proxy Statement”), which shall contain (i) the information specified in Schedule 14A under the Exchange Act concerning the Merger and (ii) the notice of availability of appraisal rights and related disclosure required by Section 262 of the DGCL.

(b) The Company and the Merger Corporation shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13e-3”) relating to the Transactions.

(c) Each of the Company and the Merger Corporation shall provide the other party and their respective outside legal counsel and other Representatives a reasonable opportunity to participate in any discussions or meetings with the SEC (or portions of any such discussions or meetings) that relate to the Proxy Statement or the Schedule 13e-3. The Company shall promptly notify the Merger Corporation of the receipt of any comments from the SEC (or its staff) with respect to the Proxy Statement or the Schedule 13e-3 and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to the Merger Corporation copies of all correspondence between the Company or any of its Representatives and the SEC with respect to the Proxy Statement and the Schedule 13e-3. The Company and the Merger Corporation shall use their respective reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Proxy Statement or the Schedule 13e-3 from the SEC (or its staff), including by preparing any additional filings required by the SEC or pursuant to applicable Law (provided that, for the avoidance of doubt, prior to responding to any comments of the SEC (or its staff) or making any additional filings required by the SEC, each party shall provide the other with a reasonable opportunity to consult and review such responses or filings and shall consider in good faith any comments on such responses or filings). The Company shall cause the definitive Proxy Statement and the Schedule 13e-3 (and any other such additional required filings) to be mailed (including by electronic delivery if permitted) to the stockholders of the Company as of the record date established for the Stockholders Meeting as promptly as possible after confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement and the Schedule 13e-3. The Company and the Merger Corporation shall use their respective reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as reasonably practicable after such filing and the Company shall mail a definitive Proxy Statement and the Schedule 13e-3 to its stockholders promptly thereafter.

(d) The Company agrees, as to itself and its Subsidiaries, that the Proxy Statement will comply in all material respects with the applicable provisions of the Exchange Act. The Company and the Merger Corporation agree, as to themselves and their Affiliates, that the Schedule 13e-3 will comply in all material respects with the applicable provisions of the Exchange Act. The Merger Corporation shall provide the Company with such information concerning itself and its Affiliates as is customarily included in a proxy statement or Schedule 13e-3 prepared in connection with a transaction of the type contemplated by this Agreement or as otherwise required by Law, requested by the SEC (or its staff), or as the Company may reasonably request, in each case, as promptly as reasonably practicable after its request by the Company. The Company and the Merger Corporation shall ensure that none of the information supplied by it for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13e-3 will, at the date of mailing (including by electronic delivery if permitted) to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company assumes no responsibility with respect to information supplied in writing by or on behalf of the Merger Corporation, its Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13e-3. Each of the Company and the Merger Corporation shall correct any information provided by it for inclusion or incorporation by reference in the Proxy Statement and the Schedule 13e-3 as promptly as reasonably practicable if and to the extent such information shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

7.02 Stockholders Meeting. To the extent not prohibited by any Order, the Company shall, subject to the provisions of this Agreement, (a) conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act as soon as practicable after the date hereof and take all necessary action in accordance with applicable Law and the Company’s governing documents, to duly set a record date for the Stockholders Meeting (and the Company will not change the record date without the prior written consent of the Merger Corporation (such consent not to be unreasonably withheld, conditioned or delayed), which shall not be earlier than 10 Business Days after the date of this Agreement without the prior written consent of the Merger Corporation, and (b) take all action required under applicable Law, the Company Charter, the Company Bylaws and the applicable requirements of Nasdaq necessary to promptly and duly call, give notice of, convene and hold as promptly as practicable after the SEC confirms that it will not review, or that it has completed its review of, the Proxy Statement and the Schedule 13e-3 a meeting of its stockholders for the purpose of approving this Agreement (including any adjournment or postponement thereof, the “Stockholders Meeting”); provided that the Company may, in its sole discretion, postpone, recess or adjourn such meeting (i) to the extent determined by the Board (acting upon the recommendation of the Special Committee) or the Special Committee in good faith after consultation with, and taking into account the advice of, its outside legal counsel, as being required by Law, fiduciary duty or a request from the SEC (or its staff), (ii) to allow reasonable additional time to solicit additional proxies to the extent the Company reasonably believes necessary to obtain the Company Stockholder Approvals for up to two periods of up to ten Business Days each or (iii) if as of the time for which the Stockholders Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient Shares represented (either in person or by proxy) and voting to constitute a quorum necessary to conduct the business of the Stockholders Meeting (it being understood that the Company may not postpone, recess or adjourn the Stockholders Meeting more than two times pursuant to this clause (iii) without the Merger Corporation’s prior written consent). Subject to Section 7.04, the Proxy Statement shall include the Board Recommendation and the Special Committee Recommendation and the Company shall use its reasonable best efforts to obtain the Company Stockholders Approvals. Notwithstanding anything to the contrary contained in this Agreement, unless this Agreement is validly terminated in accordance with its terms, the Company will submit the approval of this Agreement to its stockholders at the Stockholders Meeting even if the Board (or the Special Committee) has effected an Adverse Recommendation Change.

7.03 Access to Information; Confidentiality.

(a) Except (i) as otherwise prohibited by applicable Law or the terms of any Contract or (ii) as would be reasonably expected to result in the loss of any attorney-client, attorney work product, or other legal privilege (provided that the Company shall use reasonable best efforts to allow the disclosure of such information (or as much of it as reasonably possible) in a manner that does not, in the case of clause (i), result in a violation of Law or the terms of any Contract (and so long as the Company have used, or has caused the Company Subsidiaries, as applicable, to use, reasonable best efforts to obtain a waiver with respect to such violation of Contract), or, in the case of clause (ii), result in a loss of attorney-client, attorney work product or other legal privilege), during the Pre-Closing Period, the Company shall and shall cause the Company Subsidiaries and their respective Representatives to: (x) provide to the Merger Corporation and its Representatives (including Debt Financing Sources) reasonable access, during normal business hours and upon reasonable prior notice to the Company by the Merger Corporation, to the officers, employees, properties and offices and other facilities of the Company and the Company Subsidiaries, and to the material books and records thereof and (y) furnish promptly to the

Merger Corporation such information concerning the business, properties, Contracts, assets, liabilities and personnel of the Company and the Company Subsidiaries as the Merger Corporation or its Representatives may reasonably request (other than any of the foregoing that relate to the negotiation and execution of this Agreement, or, except as expressly provided in Section 7.04, to any Acquisition Proposal or any other transactions potentially competing with or alternative to the Transactions). In the event that the Company or the Company Subsidiaries are withholding access or information requested by the Merger Corporation or its Representatives in accordance with clauses (i) or (ii) of the first sentence of this Section 7.03, the Company shall give notice to the Merger Corporation of such fact and shall use reasonable best efforts to effect reasonable substitute virtual access or disclosure arrangements. Any investigation conducted pursuant to the access contemplated by this Section 7.03 shall be conducted in a manner that does not (A) unreasonably interfere with the conduct of the business of the Company and the Company Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or the Company Subsidiaries of their normal duties or (B) create a risk of damage or destruction to any property or assets of the Company or the Company Subsidiaries. Any access to the properties of the Company and the Company Subsidiaries will be subject to the Company’s or applicable Company Subsidiary’s reasonable security measures and insurance requirements. All requests for access pursuant to this Section 7.03 must be directed to specified Representatives of the Company from time to time.

(b) All information obtained by the Merger Corporation or its Representatives pursuant to this Article VII shall be kept confidential in accordance with the confidentiality agreement, dated May 2, 2025 (the “Confidentiality Agreement”), between BCP FC Aggregator L.P. and the Company.

7.04 No Solicitation. (a) From and after the execution of this Agreement and for the remainder of the Pre-Closing Period, the Company shall, and shall cause the Company Subsidiaries and their respective Representatives, and shall instruct (and use its reasonable best efforts to cause) its Representatives to, immediately cease and cause to be terminated any solicitation, encouragement, discussions or negotiations that may be ongoing with any Person or its Representatives with respect to an Acquisition Proposal, and shall promptly request the prompt return or destruction of all confidential information previously furnished in connection therewith and immediately terminate all physical and electronic data room access previously granted to any such Person or its Representatives. The Company and the Company Subsidiaries shall not modify, amend, terminate, waive, release or fail to enforce any provisions of any confidentiality agreement or any standstill provisions of any confidentiality agreement (or any similar provisions in any agreement) to which the Company or any of the Company Subsidiaries is a party relating to an Acquisition Proposal; provided that, notwithstanding anything in this Agreement to the contrary, prior to the Company’s receipt of the Company Stockholder Approvals, the Company and the Company Subsidiaries shall be permitted to modify, amend, terminate, waive, release or fail to enforce any provisions of any such confidentiality agreement or standstill provisions (or similar or related provisions or agreement), if the Board (acting upon the recommendation of the Special Committee) or the Special Committee shall have determined (after consultation with its outside legal counsel) that the failure to take such action is reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable Law.

(b) Except as permitted by this Section 7.04, during the Pre-Closing Period, the Company agrees that neither it nor any Company Subsidiary or any of their respective Representatives will (i) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries with respect to or which would reasonably be expected to lead to the submission of, any Acquisition Proposal, (ii) engage in, continue or otherwise participate in discussions or negotiations regarding, or furnish to any Person any non-public information in connection with, any Acquisition Proposal, except to notify such Person of the existence of this Section 7.04(b), (iii) except for an Acceptable Confidentiality Agreement, enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement relating to any Acquisition Proposal or that would require the Company to abandon, terminate or fail to consummate the Merger (each, an “Acquisition Agreement”), (iv) approve, endorse or recommend any proposal that constitutes, or would reasonably be expected to lead to an Acquisition Proposal or (v) resolve or agree to do any of the foregoing; provided that, if, prior to the earlier to occur of the termination of this Agreement pursuant to Article IX and the Company’s receipt of the Company Stockholder Approvals, the Company receives an Acquisition Proposal that did not result from a material breach of this Section 7.04 and the Board (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its outside legal counsel and financial advisors) that such Acquisition Proposal is, or could reasonably be expected to result in, a Superior Proposal and a failure to take the actions contemplated by the following clauses (A) or (B) would be reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable Law, the Company and the Company Subsidiaries and their respective Representatives may, prior to the Company’s receipt of the Company Stockholder Approvals, (A) engage in discussions or negotiations regarding such Acquisition Proposal (or contact such Person to clarify the terms and conditions thereof and otherwise facilitate such Acquisition Proposal or assist such Person and such Person’s Representatives and financing sources) and (B) furnish information to, or afford access to the business, properties, assets, books, records or personnel, of the Company or any Company Subsidiary, in each case, with the Person making or renewing such Acquisition Proposal and its Representatives, so long as the Company and such Person have executed an Acceptable Confidentiality Agreement; provided, however, that (x) any such information or access has previously been made available to the Merger Corporation or shall be made available to the Merger Corporation prior to, or substantially concurrently with, the time such information is made available to such Person and (y) any competitively sensitive information or data provided to any such Person who is, or whose Affiliates include, a direct competitor, supplier or customer of the Company or any Company Subsidiary will be provided in a separate “clean data room” and subject to customary “clean team” arrangements regarding access to such information or data, as reasonably determined by the Company and the Special Committee, each with advice from its outside legal counsel.

(c) From and after the date of this Agreement until the termination of this Agreement pursuant to Article IX, the Company shall promptly (and, in any event, within 24 hours) after receipt of any Acquisition Proposal, notify the Merger Corporation of the material terms of such Acquisition Proposal received by the Company, any Company Subsidiary or any of their respective Affiliates, and the identity of the Person or “group” making such Acquisition Proposal and shall provide the Merger Corporation with unredacted copies of any written requests, proposals or offers, including proposed agreements, and the material terms and conditions of any proposals or offers (or where no such copies are available, a reasonably detailed written description thereof). From and after the date of this Agreement until the termination of this Agreement pursuant to Article IX, the Company shall, and shall cause the Company Subsidiaries and their respective Affiliates to, keep the Merger Corporation reasonably informed of the status and terms of, and material changes in, any such Acquisition Proposal. Prior to the Company’s receipt of the Company Stockholder Approvals, the Company shall promptly (and, in any event, within 24 hours), following a determination by the Board (acting upon the recommendation of the Special Committee) or the Special Committee that an Acquisition Proposal is a Superior Proposal to the extent the Board or the Special Committee is permitted to do so pursuant to this Section 7.04, notify the Merger Corporation of such determination in writing (and, for the avoidance of doubt, following the Company’s receipt of the Company Stockholder Approvals, the Company, the Board and the Special Committee shall have no right to make such a determination).

(d) Except as permitted by this Section 7.04, the Board and each committee of the Board (including the Special Committee) shall not, and shall not publicly propose to: (i) (A) withdraw or adversely qualify (or modify or amend in a manner adverse to the Merger Corporation) the Board Recommendation or the Special Committee Recommendation; (B) authorize, approve, adopt or recommend, or declare the advisability of, any Acquisition Proposal; or (C) take any action or make any recommendation or public statement in connection with any Acquisition Proposal that is a tender offer or exchange offer other than an unequivocal recommendation against such offer or a temporary “stop, look and listen” communication by the Board or the Special Committee of the type contemplated by Rule 14d-9(f) under the Exchange Act in which the Board, the Special Committee or the Company indicates that the Board Recommendation or the Special Committee Recommendation, as applicable, has not changed (any of the foregoing actions, an “Adverse Recommendation Change”), or (ii) cause or permit the Company or any of the Company Subsidiaries to enter into any Acquisition Agreement or otherwise resolve or agree to do so.

(e) Notwithstanding anything in this Agreement to the contrary, until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Company’s receipt of the Company Stockholder Approvals, if in response to an Acquisition Proposal made after the date of this Agreement that has not been withdrawn and that did not result from a material breach of this Section 7.04, the Board (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith (in each case, after consultation with its outside legal counsel and financial advisors) that such Acquisition Proposal is a Superior Proposal, then (i) the Board (acting upon the recommendation of the Special Committee) or the Special Committee may make an Adverse Recommendation Change or (ii) only in the case of such a determination by the Board (acting upon the recommendation of the Special Committee) or the Special Committee, the Company may terminate this Agreement pursuant to Section 9.01(e)(i) in order to enter into an Acquisition Agreement with respect to such Superior Proposal; provided, however, that the Company shall not terminate this Agreement pursuant to Section 9.01(e)(i) unless the Company prior to, or concurrently with, such termination, pays, or causes to be paid, to the Merger Corporation the Company Termination Fee.

(f) Prior to effecting an Adverse Recommendation Change to the extent permitted by Section 7.04(e) with respect to a Superior Proposal or terminating this Agreement pursuant to Section 9.01(e)(i) in order to enter into an Acquisition Agreement with respect to a Superior Proposal to the extent permitted by Section 7.04(e) and Section 9.01(e)(i), (i) the Company shall notify the Merger Corporation in writing that the Board or the Special Committee intends to effect an Adverse Recommendation Change or terminate this Agreement pursuant to Section 9.01(e)(i), as applicable, (ii) the Company shall provide the Merger Corporation a summary of the material terms and conditions of such Superior Proposal (including the consideration offered therein and the identity of the Person or “group” making the Superior Proposal) and an unredacted copy of the Acquisition Agreement, (iii) if requested to do so by the Merger Corporation, for a period of four Business Days following delivery of such notice, the Company shall discuss and negotiate in good faith, and shall make its Representatives available to discuss and negotiate, with the Merger Corporation and its Representatives, any proposed modifications to the terms and conditions of this Agreement in such a manner that would obviate the need to effect an Adverse Recommendation Change or terminate this Agreement pursuant to Section 9.01(e)(i), as applicable, and (iv) no earlier than the end of such four Business Day period, the Board (acting upon the recommendation of the Special Committee) or the Special Committee shall determine in good faith, after considering the terms of any proposed amendment or modification to this Agreement proposed by the Merger Corporation during such four Business Day period and in consultation with its outside legal counsel and financial advisors, that such Superior Proposal still constitutes a Superior Proposal (it being understood and agreed that any material changes to the financial or other material terms of a proposal that was previously the subject of a notice hereunder shall require a second notice to the Merger Corporation as provided above, but with respect to such second notice, references herein to a “four Business Day period” shall be deemed references to a “two Business Day period”; provided that such new notice shall in no event shorten the original four Business Day period).

(g) Notwithstanding anything in this Agreement to the contrary, until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Company’s receipt of the Company Stockholder Approvals, but subject to the Company’s and the Board’s and the Special Committee’s compliance with Section 7.04(h), the Board (acting upon the recommendation of the Special Committee) or the Special Committee may make an Adverse Recommendation Change in response to an Intervening Event if the Board (upon the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its outside legal counsel) that the failure to effect an Adverse Recommendation Change in response to such Intervening Event is reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable Law.

(h) Prior to effecting an Adverse Recommendation Change with respect to an Intervening Event, (i) the Company shall notify the Merger Corporation in writing that it intends to effect an Adverse Recommendation Change, describing in reasonable detail the reasons for such Adverse Recommendation Change and the material facts and circumstances relating to such Intervening Event, (ii) if requested to do so by the Merger Corporation, for a period of four Business Days following delivery of such notice, the Company shall discuss and negotiate in good faith, and shall make its Representatives available to discuss and negotiate, with the Merger Corporation’s Representatives any proposed modifications to the terms and conditions of this Agreement in such a manner that would obviate the need to effect such Adverse Recommendation Change and (iii) no earlier than the end of such four Business Day period, the Board (acting upon the recommendation of the Special Committee) or the Special Committee shall determine, after considering the terms of any proposed amendment or modification to this Agreement agreed upon by the Merger Corporation during such four Business Day period and in consultation with its outside legal counsel, that the failure to effect an Adverse Recommendation Change would still be reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable Law.

(i) Nothing contained in this Agreement shall prevent the Company or the Board (acting upon the recommendation of the Special Committee) or the Special Committee from (i) issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or (ii) making a statement contemplated by Item 1012(a) of Regulation M-A under the Exchange Act or otherwise complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act with respect to an Acquisition Proposal. For the avoidance of doubt, a factually accurate public statement that only describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto shall not be deemed an Adverse Recommendation Change.

(j) For purposes of this Agreement:

(i) “Acquisition Proposal” means any written proposal or offer (other than in respect of a Company Action undertaken at the Merger Corporation’s request), from any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Merger Corporation, relating to (A) any direct or indirect acquisition, in a single transaction or a series of related transactions, of (1) assets constituting 20% or more of the consolidated assets, revenue or net income of the Company and the Company Subsidiaries, taken as a whole (based on the fair market value thereof), including an acquisition of 20% or more of such consolidated assets, revenue or net income of the Company and the Company Subsidiaries indirectly through the acquisition of equity interests of a Company Subsidiary, or (2) 20% or more of the voting power of any class of equity securities of the Company; (B) any tender offer or exchange offer that, if consummated, would result in any Person beneficially owning, or having the right to acquire beneficial ownership of, 20% or more of the voting power of the Company; or (C) any merger, consolidation, business combination, recapitalization, share exchange, joint venture, restructuring, reorganization, liquidation, dissolution or other similar transaction involving the Company or any of the Company Subsidiaries (other than any such transaction among the Company and the Company Subsidiaries) pursuant to which any such Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) would beneficially hold, directly or indirectly, more than 20% of the voting power of the Company or the surviving or resulting entity of such transaction or 20% or more of the consolidated assets, revenue or net income, of the Company and the Company Subsidiaries.

(ii) “Intervening Event” means a material positive event, fact, development or occurrence (other than any event, fact, development or occurrence resulting from a breach of this Agreement by the Company) with respect to the Company and the Company Subsidiaries or the business of the Company and the Company Subsidiaries, in each case taken as a whole, that (a) is neither known, nor reasonably foreseeable (with respect to magnitude or material consequences), by the Board or the Special Committee, as applicable, as of or prior to the execution and delivery of this Agreement and (b) first occurs, arises or becomes known to the Board or the Special Committee after the execution and delivery of this Agreement and on or prior to the date of the Company Stockholder Approvals; provided that (A) any event, fact, development or occurrence that involves or relates to an Acquisition Proposal or a Superior Proposal or any inquiry or communications or matters relating thereto, (B) the fact that the Company meets or exceeds any internal or analysts’ expectations or projections, or (C) any changes or lack thereof after the date hereof in the market price or trading volume of the Shares, individually or in the aggregate, will not be deemed to constitute an Intervening Event (it being understood that, with respect to clauses (B) and (C), the underlying facts or occurrences giving rise to such meeting or exceeding of expectations or projections or such changes or lack thereof in market price or trading volume may be taken into account in determining whether there has been an Intervening Event, to the extent not otherwise excluded from this definition).

(iii) “Superior Proposal” means any unsolicited bona fide Acquisition Proposal that is on terms that the Board (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its outside legal counsel and financial advisors) and after taking into account the legal, financial, regulatory and other aspects of such Acquisition Proposal, (x) is reasonably capable of being consummated in accordance with its terms and (y) if consummated would result in a transaction more favorable to the Company’s stockholders, from a financial point of view, than the Merger and the Transactions (taking into account any proposed amendment or modification proposed by the Merger Corporation pursuant to Section 7.04(f)). For purposes of the reference to “Acquisition Proposal” in this definition, all references to “20%” shall be deemed to be references to “50%”.

7.05 Directors’ and Officers’ Indemnification and Insurance. (a) From and after the Effective Time, the Surviving Company and its Subsidiaries shall, to the fullest extent permitted under the DGCL, honor and fulfill in all respects the obligations of the Company and the Company Subsidiaries under all indemnification agreements between the Company or Company Subsidiary and any of their respective present or former directors and officers (collectively, the “Indemnified Parties”). In addition, the certificate of incorporation and bylaws (or similar organizational documents) of the Surviving Company shall contain provisions no less favorable with respect to exculpation and indemnification than are set forth in the Company Charter or the Company Bylaws on the date hereof, which provisions shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the Effective Time, were directors or officers of the Company or Company Subsidiary.

(b) For a period of six years after the Effective Time, the Surviving Company shall to the fullest extent permitted under applicable Law, indemnify and hold harmless each Indemnified Party against all costs and expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any Action (whether arising before or after the Effective Time), whether civil, criminal, administrative or investigative, arising out of or relating to any action or omission in their capacity as an officer or director of the Company or Company Subsidiary, whether occurring on or before the Effective Time; provided that in the event that any claim for indemnification is asserted or made within such six-year period, all rights to indemnification in respect of such claim shall continue until the disposition of such claim. To the fullest extent permitted by Law, the Surviving Company shall pay all expenses of each Indemnified Party in advance of the final disposition of any such Action, subject to receipt of an undertaking to repay such advances if it is ultimately determined in accordance with applicable Law that such Indemnified Party is not entitled to indemnification. In the event of any such Action, the Surviving Company acknowledges that, to the extent consistent with the provisions in the Indemnified Parties’ indemnification agreements with the Company or Company Subsidiaries as of the date hereof that prevent the Company or Company Subsidiaries from assuming the defense of the Indemnified Parties where there may exist a conflict of interest between the relevant Indemnified Party and any other party or parties being jointly represented, the Indemnified Parties shall be entitled to continue to retain the respective outside counsel representing such Indemnified Parties as of the date hereof, and the Surviving Company shall not settle, compromise or consent to the entry of any judgment in any pending or threatened Action to which an Indemnified Party is a party (and in respect of which indemnification could be sought by such Indemnified Party hereunder), unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Action or such Indemnified Party otherwise consents thereto in writing. The rights of each Indemnified Party under this Section 7.05(b) shall be in addition to any rights such Person may have under the certificate of incorporation or bylaws (or similar organizational documents) of the Company, the Company Subsidiaries or the Surviving Company, or under any Law or under any agreement of any Indemnified Party with the Company or Company Subsidiary.

(c) Prior to the Effective Time, the Company shall obtain “tail” insurance policies with respect to directors’ and officers’ liability insurance for claims arising from facts or events that occurred on or prior to the Effective Time on terms with respect to coverage, deductibles and amounts no less favorable than those of such policy in effect on the date hereof for the six-year period following the Effective Time at a price not to exceed 350% of the aggregate annual premium most recently paid by the Company paid for such insurance (the “Maximum Amount”); provided that if the Merger Corporation can procure a “tail” policy on superior terms or on equivalent terms, but at a lower price, as compared to any such policy that may be procured by the Company, then the Merger Corporation may obtain such policy effective as of the Effective Time, in which case the Company shall not obtain any such policy. If the Company is unable to obtain the insurance required by this Section 7.05(c) because its cost exceeds the Maximum Amount, the Company shall obtain as much comparable insurance as possible for the years within such six-year period for a premium equal to the Maximum Amount; provided that the Company shall reasonably cooperate and consult with the Merger Corporation prior to the purchase of any such tail policy. The Surviving Company shall maintain such “tail” policy in full force and effect for a period of no less than six years after the Effective Time and continue to honor its obligations thereunder.

(d) In the event the Surviving Company or any of its successors or assigns (i) consolidates or amalgamates with or merges into any other Person and shall not be the continuing or surviving company or entity of such consolidation, amalgamation or merger or (ii) transfers all or substantially all of its assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Company, as the case may be, shall succeed to the obligations set forth in this Section 7.05.

(e) The provisions of this Section 7.05 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, and his or her heirs and legal representatives, each of whom shall be a third-party beneficiary under this Section 7.05, effective as of the Closing.

(f) The rights of the Indemnified Parties pursuant to this Section 7.05 will be in addition to, and not in substitution for, any other rights that such Persons may have pursuant to (i) the Company Charter and the Company Bylaws; (ii) the organizational documents of the Company Subsidiaries; (iii) any and all indemnification agreements entered into with the Company or any of the Company Subsidiaries; or (iv) applicable Law (whether at Law or in equity).

7.06 Further Action. (a) Upon the terms and subject to the conditions set forth in this Agreement, the Merger Corporation and the Company agree to use reasonable best efforts to take, or cause to be taken (including by causing their respective Subsidiaries or stockholders who are natural persons or trusts to take), all actions necessary, proper or advisable to consummate, as promptly as reasonably practicable, the Transactions, including using reasonable best efforts to (i) obtain all authorizations, consents, Orders, approvals, licenses, permits, expirations or terminations of waiting periods, and waivers of, and giving all notices, reports and other filings to, all Governmental Authorities that may be or become necessary for their execution and delivery of, and the performance of their obligations pursuant to, this Agreement and the consummation of the Transactions, including clearance under the HSR Act; provided, however, that the Company shall not be required to pay any filing fees to any such Governmental Authority in order to obtain any such authorization, consent, Order, approval, license, permit and waiver unless reimbursed pursuant to the penultimate sentence of this Section 7.06 and (ii) provide such other information to any Governmental Authority as such Governmental Authority may lawfully and reasonably request in connection herewith. Each party shall make its respective filing, if necessary, pursuant to the HSR Act as promptly as reasonably practicable following the date of this Agreement and execute and deliver any instruments necessary or advisable to promptly obtain such authorizations, consents, Orders, approvals, licenses, permits and waivers to consummate the Transactions. In addition, each party agrees to make, or cause to be made, as promptly as reasonably practicable following the date of this Agreement, appropriate filings, and notifications or draft submissions, pursuant to any other foreign Antitrust Law or Foreign Investment Law with respect to the Transactions. The parties shall supply as promptly as reasonably practicable thereafter to the appropriate Governmental Authorities any additional information and documentary material that may be requested related to the Transactions. The Merger Corporation will pay all filing fees to any Governmental Authority in order to make such filings or obtain any such authorizations, consents, Orders or approvals.

(b) Without limiting the generality of the undertaking of the Merger Corporation pursuant to Section 7.06, and subject to Section 7.06(c) the Merger Corporation shall, and shall cause each of its Subsidiaries and its stockholders who are natural persons or trusts to take to use reasonable best efforts to avoid or eliminate each and every impediment under any Antitrust Law or Foreign Investment Law that may be asserted by any Governmental Authority or any other Person so as to enable the parties hereto to consummate the Transactions as promptly as practicable and in any event prior to the Outside Date, including proposing, negotiating, committing to and effecting, by consent decree, hold separate orders, or otherwise, the sale, divestiture, license or other disposition of the assets, properties or businesses to be acquired by the Merger Corporation pursuant hereto, and entering into such other arrangements, as are necessary in order to avoid the entry of, and the commencement of litigation seeking the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other Order in any suit or proceeding that would otherwise have the effect of materially delaying or preventing the consummation of the Transactions. In addition, the Merger Corporation shall defend any Action (including by defending through litigation) in order to avoid entry of, or to have vacated or terminated, any Order (whether temporary, preliminary or permanent) that would prevent or materially impede, interfere with, hinder or delay the consummation of the Merger or the other Transactions or which would prevent the consummation of the Merger prior to the Outside Date. Notwithstanding the foregoing, nothing in this Section 7.06 shall require the Company or any Company Subsidiary to take or agree to take, or refrain from taking, any action with respect to its assets, properties, businesses or operations (including any action described in this Section 7.06(b)) unless such action is conditioned upon consummation of the Merger and the other Transactions required to be consummated at the Closing.

(c) Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 7.06 or any other provision of this Agreement shall require the Merger Corporation or any of its Affiliates to take or agree to take, or to refrain from taking, any action contemplated by this Section 7.06, with respect to any Affiliates of the Merger Corporation (including Blackstone Inc. (“Blackstone”)), or any investment funds or investment vehicles affiliated with, or managed or advised by, Blackstone, or any portfolio company (as such term is commonly understood in the private equity industry) or direct or indirect investment of Blackstone or of any investment fund or investment vehicle, or any interest therein, other than with respect to the Company or the Company Subsidiaries or the business, operations or ownership of any of the Company or the Company Subsidiaries; provided, however, that nothing in this Section 7.06(c) shall qualify or limit in any respect the obligations of the Merger Corporation to (and to cause its Subsidiaries to) make any necessary filings with or submissions to, or supply information or documentation to, or engage in communications with, Governmental Authorities as otherwise required by this Section 7.06.

(d) The Merger Corporation shall not enter into any transaction or agreement to effect any transaction (including any acquisition, purchase, merger, consolidation or other transaction) that would reasonably be expected to make it materially more difficult, or to materially increase the time required, to: (i) consummate the Merger and the Closing; (ii) obtain the authorizations, consents, Orders and approvals required under any other Antitrust Law or Foreign Investment Law applicable to the Transactions; or (iii) avoid the entry of, avoid the commencement of litigation seeking the entry of, or effect the dissolution of, any injunction, temporary restraining order or other Order that would materially delay or prevent the consummation of the Transactions.

(e) Subject to applicable Laws, the Company and the Merger Corporation shall use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission with a

Governmental Authority in connection with the Transactions and in connection with any investigation or other inquiry by or before a Governmental Authority relating thereto and (ii) keep each other reasonably apprised of the content and status of any communications with, and communications from, any Governmental Authority with respect to the Transactions and shall permit the other parties to review in advance (and to consider in good faith any comments made by the other party in relation to) any proposed material communication by such party to any Governmental Authority relating to such matters. None of the parties to this Agreement shall agree to participate in any meeting, telephone call or discussion with any Governmental Authority in respect of any submissions, filings, investigation (including any settlement of the investigation), litigation or other inquiry relating to the matters that are the subject of this Agreement unless it consults with the other parties a reasonable amount of time in advance and, unless prohibited by such Governmental Authority or applicable Law, gives the other parties the opportunity to attend and participate at such meeting, telephone call or discussion. The parties will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other party may reasonably request in connection with the foregoing and in seeking early termination of any applicable waiting periods, if available. The parties shall provide each other with copies of all correspondence, filings or communications between them or any of their representatives, on the one hand, and any Governmental Authority or members of its staff, on the other hand, with respect to this Agreement and the Transactions; provided, however, that each party may, as it deems advisable and necessary, reasonably designate any competitively sensitive materials provided to the other party as “Outside Counsel Only Material” and may redact the materials as necessary to (i) remove references concerning the valuation of the Company, (ii) comply with contractual arrangements and (iii) address reasonable attorney-client or other privilege or confidentiality concerns.

7.07 Obligations of the Merger Corporation. (a) From the date of this Agreement until the Effective Time, the Merger Corporation shall not (i) expend funds other than in connection with the Transactions and the payment of related expenses, (ii) declare, set aside, make or pay any dividend or other distribution with respect to any of its capital stock or (iii) engage in any activity of any nature except any activity related to the Transactions or activities reasonably ancillary thereto.

(b) Promptly following the execution and delivery of this Agreement, the Merger Corporation shall deliver to the Company a true and correct copy of the Continuing Stockholders Consent.

7.08 Public Announcements. The initial press release relating to this Agreement shall be a press release issued by the Company, the text of which has been agreed to by each of the Merger Corporation and the Company. Thereafter, except with respect to any release of public statement expressly permitted by and in accordance with Section 7.04 or relating to a termination pursuant to Section 9.01 or Section 9.03, each of the Merger Corporation and the Company shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any of the Transactions, except to the extent public disclosure is required by applicable Law or the rules or regulations of Nasdaq or any United States national securities exchange on which the Shares are then traded, in which case the issuing party shall use its reasonable best efforts to consult with the other party before issuing any press release or making any such public statements. Notwithstanding the foregoing or the terms of the Confidentiality Agreement, each party hereto may, without such consultation, make any public statement in response to questions from the press, analysts, investors or those attending industry conferences, make internal announcements to employees and make disclosures in documents (including exhibits and all other information incorporated therein) required to be filed or furnished by the Company with or to the SEC, so long as such statements are consistent in all respects with previous press releases, public disclosures or public statements made jointly by the parties hereto (or individually in accordance with this Section 7.08). Notwithstanding the foregoing, the Merger Corporation and its Affiliates may, without such consultation or consent, make disclosures and communications (a) to existing or prospective general and limited partners, equity holders, members, managers and investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions, and (b) on such Person’s website in the ordinary course of business so long as such statements are consistent in all respects with previous press releases, public disclosures or public statements made jointly by the parties hereto (or individually) in accordance with this Section 7.08.

7.09 Stock Exchange De-Listing. The Merger Corporation shall use reasonable best efforts to cause the Company’s securities to be de-listed from Nasdaq and de-registered under the Exchange Act as soon as practicable following the Effective Time and, prior to the Effective Time, the Company shall reasonably cooperate with the Merger Corporation to accomplish the foregoing and shall use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Law and rules and policies of Nasdaq to enable the de-listing by the Company of the Company Class A Common Stock from Nasdaq and the deregistration of the Company Class A Common Stock under the Exchange Act promptly after the Effective Time.

7.10 Stockholder Litigation. Prior to the Effective Time, the Company shall notify the Merger Corporation promptly of the commencement of any stockholder litigation brought or threatened in writing against the Company, any of its Subsidiaries or any of their respective directors or officers relating to the Transactions (“Transaction Litigation”) and shall promptly advise the Merger Corporation of any material developments with respect to and keep the Merger Corporation reasonably informed with respect to the status thereof. Prior to the Effective Time, the Company, acting at the direction of the Special Committee, shall be entitled to direct and control the overall defense, negotiation and settlement of any such Transaction Litigation; provided that the Company shall (a) give the Merger Corporation the right to participate in (but not control) the defense, settlement or prosecution of any Transaction Litigation and (b) reasonably consult with the Merger Corporation with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company, acting at the direction of the Special Committee, shall not, and shall cause its Representatives not to, settle any Transaction Litigation without the Merger Corporation’s prior written consent (not to be unreasonably withheld, conditioned or delayed). Following the Effective Time, the Company shall have exclusive control and authority over the defense, negotiation, settlement, or other resolution of any Transaction Litigation, without any obligation to obtain consent from, provide notice to, consult with, or otherwise comply with any formalities involving the Special Committee or its Representatives that were required or contemplated by this Agreement prior to the Effective Time under this Section 7.10; provided that, the Company’s Representatives named as defendants in Transaction Litigation (including any member of a committee of the Company, such as the Special Committee) shall have the right to manage their own defense (including the negotiation of, and entry into, any settlement, provided that entering into such settlement shall be subject to the Merger Corporation’s prior written consent (not to be unreasonably withheld, conditioned or delayed)) of any Transaction Litigation in consultation with the Company.

7.11 Takeover Laws; Section 16 Matters. If any “fair price”, “moratorium”, “control share acquisition”, “interested shareholder” or other anti-takeover Law is, becomes, may become or is deemed to be applicable to this Agreement, the Transactions or the Voting Agreement, then the Board and the Special Committee shall grant such approvals and take such reasonable actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such Law or Laws inapplicable to the foregoing. Prior to the Effective Time, the Company, including the 16b-3 committee of the Board, shall take such further actions, if any, as may be reasonably necessary or appropriate to ensure that all transactions in equity securities of the Company (including any derivative securities) pursuant to the Merger and the other transactions contemplated by this Agreement by any officer or director of the Company who is subject to Section 16(a) of the Exchange Act (or any other persons who may be deemed subject to Section 16(a) of the Exchange Act as a “director by deputization”) are exempt under Rule 16b-3 promulgated under the Exchange Act.

7.12 Financing Cooperation. (a) Prior to the Closing, the Company shall, and shall use its reasonable best efforts to cause the Company Subsidiaries, and the Company’s and the Company Subsidiaries’ respective Representatives to, provide such reasonable cooperation as is customary and reasonably requested by the Merger Corporation in connection with the obtaining and arranging debt financing (if any) in connection with the Merger

(any such financing, the “Debt Financing”) and the incurrence of indebtedness under the Company Credit Agreement at the Closing. Without limiting the generality of the foregoing, such reasonable best efforts in any event shall include:

(i) taking customary corporate actions reasonably requested by the Merger Corporation to authorize the Definitive Financing Agreements and otherwise permit the consummation of any Debt Financing and the incurrence of indebtedness under the Company Credit Agreement at the Closing and to permit the proceeds thereof to be made available to the Company; provided that no such corporate action shall become effective until the Effective Time (except for a customary borrowing notice in respect of the incurrence of indebtedness under the Company Credit Agreement at the Closing to the extent required to be delivered prior to the Closing and conditioned upon the consummation of the Closing) nor shall any such corporate action require that the Company incur any costs or refinance any of its existing Indebtedness;

(ii) participating in a reasonable number of meetings (including meetings with prospective Debt Financing Sources), presentations, due diligence sessions and sessions with rating agencies, at reasonable and mutually agreed times and with reasonable advance notice;

(iii) to the extent required to satisfy a condition precedent to the initial funding of any Debt Financing, facilitating the pledging of, and perfection of security interests in, collateral, effective no earlier than the Effective Time;

(iv) furnishing the Merger Corporation and the Debt Financing Sources as promptly as reasonably practicable following the delivery of a request therefor to the Company by the Merger Corporation (which notice shall state with specificity the information requested) such financial and other information regarding the Company and the Company Subsidiaries as is customarily required in connection with the execution of financings of a type similar to the applicable Debt Financing;

(v) in each case, following the Merger Corporation’s reasonable request, assisting the Merger Corporation in the preparation of (A) confidential information memoranda (including a version that does not include material non-public information) and other customary marketing materials required in connection with financings similar to the applicable Debt Financing (it being understood and agreed that the Company shall not be responsible for any projections or pro forma financial statements) and (B) materials for rating agency presentations;

(vi) providing (A) customary authorization and representation letters to the Debt Financing Sources with respect to marketing materials from a senior officer of the Company (which authorization and representation letters will become effective before the Effective Time) and (B) a customary certificate addressing Solvency matters from Company management substantially in the form attached to the Company Credit Agreement as Exhibit E-2;

(vii) if requested by the Merger Corporation, providing (A) at least four Business Days prior to the Closing Date, all documentation and other information regarding the Company and the Company Subsidiaries as the Debt Financing Sources reasonably determine is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, to the extent requested by the Merger Corporation in writing at least eight Business Days prior to the anticipated Closing Date and (B) to the extent the borrower under any Debt Financing or the Company qualifies as a “legal entity customer” under 31 C.F.R. §1010.230, certification regarding beneficial ownership as required by 31 C.F.R. §1010.230 to any Debt Financing Source that has requested such certification;

(viii) assisting reasonably in the preparation, execution and delivery of necessary and customary Definitive Financing Agreements in connection with any Debt Financing or other certificates or documents as may reasonably be requested by the Merger Corporation, in each case, to be effective as of Closing; and

(ix) to the extent required by any debt commitment letter entered into in respect of any Debt Financing, using reasonable best efforts to ensure that the syndication efforts with respect to the Debt Financing benefit materially from the existing lending and investment banking relationships of the Company, it being understood and agreed that (x) such cooperation shall not unreasonably interfere with the ongoing operations of the Company or any of its Affiliates and (y) the provisions set forth in this Section 7.12(a) collectively represent the sole obligation of the Company and its Affiliates with respect to any Debt Financing and no other provision of this Agreement (including the exhibits and schedules hereto) or any debt commitment letter entered into in respect of any Debt Financing will be deemed to expand such obligations. All non-public or otherwise confidential information regarding the Company or its Affiliates obtained by the Merger Corporation or its Representatives pursuant to this Section 7.12 shall be kept confidential in accordance with the Confidentiality Agreement, including any joinder or other agreement entered into in connection therewith (or under customary confidentiality undertakings in the context of customary syndication practices for debt financings of the type contemplated by any debt commitment letter entered into in respect of any Debt Financing). The Company hereby consents to the use of its and the Company Subsidiaries’ logos in connection with any Debt Financing; provided that such logos are used solely in a manner that is reasonable and customary and that is not reasonably likely to harm or disparage the Company or the Company Subsidiaries in any respect.

(b) Notwithstanding anything herein to the contrary, (i) no directors or managers of the Company or its Affiliates (other than any director or manager who is continuing as a director or manager of any of the Company or the Company Subsidiaries following the consummation of the Transactions) shall be required to pass resolutions or consents to approve or authorize the execution or delivery of any Debt Financing or to execute, deliver or enter into, or perform any agreement, certificate, arrangement, document or instrument with respect to any Debt Financing (other than the documents to be delivered pursuant to Section 7.12(a)(vi)(A)), including definitive agreements with respect to any such Debt Financing, the “Definitive Financing Agreements”), (ii) no obligation of the Company, its Affiliates or any of their respective Representatives undertaken pursuant to the foregoing shall be effective until the Closing (other than the authorization and representation letters to be delivered pursuant to Section 7.12(a)(vi)(A)) and (iii) none of the Company, its Affiliates or any of their respective Representatives shall be required to (A) pay any commitment or other similar fee in connection with any Debt Financing or incur any other cost or expense that is not promptly reimbursed by the Merger Corporation in connection with any Debt Financing, (B) take any actions to the extent such actions would unreasonably interfere with the ongoing business or operations of the Company and its Affiliates, (C) take any actions that would conflict with or violate the Company or its Affiliates’ organizational documents or any Laws, or that would reasonably be expected to result in a violation or breach of, or default under, any material Contract to which any of them are a party or by which any of their assets are bound, (D) give to any other Person any indemnities in connection with any Debt Financing that are effective prior to the Closing or (E) take any actions that would cause any representation or warranty in this Agreement to be breached or that would cause any closing condition set forth in Article VIII to fail to be satisfied or that would otherwise cause a breach of this Agreement. Nothing contained in this Section 7.12 or otherwise shall require the Company or its Affiliates to be an issuer or other obligor with respect to any Debt Financing prior to the Effective Time.

(c) At the Merger Corporation’s request, from time to time prior to the Closing the Company shall, including by (i) causing the Company Subsidiaries to repatriate or distribute cash to the Company (subject to compliance with applicable Law) and (ii) causing the applicable Company Subsidiaries to borrow indebtedness (including any draws under the revolving credit facility) under the Company Credit Agreement, and in each case, reserve and set aside in an escrow account (or pursuant to other segregation arrangements satisfactory to the Company, acting at the direction of the Special Committee in its sole discretion), solely for the purpose of funding the Merger Consideration (including by being deposited into the Payment Fund pursuant to the procedures set forth in Section 3.02(a)), an amount of cash on hand at the Company designated by the Merger Corporation (the aggregate reserved amounts from time to time, the “Reserved Amounts”). The Reserved Amounts shall be invested by the escrow agent (or other Person maintaining the applicable segregation arrangements) as directed by the Company in consultation with the Merger Corporation; provided, however, that such investments shall be in obligations of or guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States, in commercial paper obligations rated the highest quality by either Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank which are then publicly available), or a combination of the foregoing. Notwithstanding the foregoing, neither the Company nor any Company Subsidiary shall be required to or shall (without the Special Committee’s written consent) reserve and set aside any amounts as Reserved Amounts or take any other action pursuant to this Section 7.12(c) if and to the extent any such action (A) prior to the time that that the definitive Proxy Statement and the Schedule 13e-3 are mailed, any such reservation (x) would result in the Company and the Company Subsidiaries organized in the United States holding less than $60,000,000 in Available Cash or (y) would result in the Company and the Company Subsidiaries holding less than $150,000,000 in Available Cash, (B) after the time that that the definitive Proxy Statement and the Schedule 13e-3 are mailed, any such reservation (x) would result in the Company and the Company Subsidiaries organized in the United States holding less than $40,000,000 in Available Cash or (y) would result in the Company and the Company Subsidiaries holding less than $100,000,000 in Available Cash or (C) would result in the Company or any applicable Company Subsidiary being in breach or violation of, or default under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the loss of any benefit under, or the creation of any material Lien on the properties or assets of the Company or any Company Subsidiary pursuant to, any Contract or applicable Law. Notwithstanding anything in this Agreement to the contrary, any breach or inaccuracy of any representation of warranty that results from, or arises out of, any action undertaken pursuant to this Section 7.12(c) at the request of the Merger Corporation (including the funding of any Reserved Amounts) shall be disregarded for purposes of determining the accuracy of the representations and warranties of the Company pursuant to Section 8.02(a).

(d) At the Merger Corporation’s request, the Company shall use its reasonable best efforts to amend the Credit Agreement to provide that the incurrence of indebtedness under the revolving credit facility under the Company Credit Agreement in connection with funding the Required Amount as of Closing shall not be subject to conditions more onerous (in the reasonable judgment of the Merger Corporation) than those set forth in Annex A; provided that in connection therewith the Company shall not be required to pay any commitment or other similar fee or incur any other cost or expense that is not promptly reimbursed by the Merger Corporation or conditioned upon the Closing other than fees that are reasonable and customary for transactions such as such an amendment.

(e) The Merger Corporation shall, promptly upon request by the Company, reimburse the Company for all out-of-pocket costs and expenses incurred by the Company, the Company Subsidiaries, their respective Affiliates or their respective Representatives in connection with their cooperation and shall indemnify and hold harmless the Company, the Company Subsidiaries, their respective Affiliates and their respective Representatives for and against any and all liabilities, losses, obligations, damages, costs and expenses of any kind (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due and whether in contract, tort, strict liability or otherwise) suffered or incurred by them in connection with the arrangement of any financing, any alternative financing, any action taken by them pursuant to Section 7.12(a) and any information utilized in connection therewith (other than written information provided by the Company to the Merger Corporation for use in connection with any Debt Financing), except to the extent resulting from the gross negligence, fraud or willful misconduct of the Company or the Company Subsidiaries or their respective Representatives.

(f) The Merger Corporation acknowledges and agrees that it is not a condition to the Closing or to any of the other obligations under this Agreement that the Merger Corporation obtains any financing.

7.13 Equity Financing. The Merger Corporation shall, and shall cause each of its Affiliates to, use its reasonable best efforts to obtain and consummate the Equity Financing at or prior to the Effective Time on the terms described in, and subject only to the conditions expressly set forth in, the Equity Commitment Letter delivered to the Company on or prior to the date hereof, including using its reasonable best efforts to maintain in full force and effect the Equity Commitment Letter. Without limiting the generality of the foregoing, in the event that all conditions contained in the Equity Commitment Letter have been satisfied (or upon funding will be satisfied) and the Equity Financing is not voluntarily reduced in its entirety in accordance with this Section 7.13, the Merger Corporation shall, and shall cause the Equity Investors to, fund at, prior to or concurrently with the Effective Time, the Equity Financing and to pay the Required Amount (or applicable portion thereof) at, prior to or concurrently with the Effective Time. The Merger Corporation shall use its reasonable best efforts to comply with its obligations, and enforce its rights, under the Equity Commitment Letter in a timely and diligent manner. The Merger Corporation shall not, without the prior written consent of the Company, (A) permit any amendment, assignment, supplement or other modification to, or any waiver of any provision or remedy under, restate, substitute or replace, the Equity Commitment Letter if such amendment, assignment, supplement, modification, waiver, restatement, substitution or replacement would reasonably be expected to (1) (x) adversely impact the ability of the Merger Corporation to enforce its rights against the Equity Investors in any respect as so amended, assigned, replaced, restated, substituted, supplemented or otherwise modified, relative to the ability of the Merger Corporation to enforce its rights against such party as in effect on the date hereof, (y) add new (or expand, amend, or otherwise modify any existing) conditions to the receipt of any Equity Financing or otherwise adversely affect (including with respect to timing) the ability or likelihood of the Merger Corporation to timely consummate the Merger at the Closing or any of the Transactions or (z) make the timely funding of any Equity Financing or satisfaction of the conditions to obtaining the Equity Financing less likely to occur, (2) reduce the amount of the Equity Financing unless (x) such reduction is less than or equal to the aggregate Reserved Amounts and (y) if such reduction were documented as an amendment to the Equity Commitment Letter, the representations and warranties set forth in Section 5.07 would continue to be true and correct and this Section 7.13 would continue to be complied with as of the date of such deemed amendment or (3) prevent, impede, impair or delay the consummation of the Merger and the Transactions or obtaining the Equity Financing in an amount that, taken together with any Reserved Amounts, would at least equal the Required Amount, (B) terminate the Equity Commitment Letter, (C) take or fail to take any action or enter into any transaction that would reasonably be expected to impede, impair, delay or prevent the timely consummation of the Equity Financing contemplated by the Equity Commitment Letter or (D) adversely affect the ability of the Merger Corporation to enforce its rights against the Equity Investors. In the event any such amendment, assignment, supplement, modification, waiver, restatement, substitution or replacement of the Equity Financing in accordance with this Section 7.13 is effected, any reference in this Agreement to the term (I) the “Equity Commitment Letter” will be deemed to mean the Equity Commitment Letter as so amended, supplemented, modified, waived or replaced and (II) the “Equity Financing” will be deemed to mean the equity financing contemplated by the Equity Commitment Letter.

7.14 FIRPTA Certificate. The Company shall deliver to the Merger Corporation at or prior to the Closing a certification of the Company prepared in a manner consistent and in accordance with the requirements of Treasury Regulation Sections 1.897-2(g), (h) and 1.1445-2(c) dated as of the Closing Date and signed by a responsible corporate officer of the Company certifying that no interest in the Company is, or has been during the relevant period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property interest” within the meaning of Section 897(c) of the Code, and a form of notice to the IRS prepared in accordance with the provisions of Treasury Regulation Section 1.897-2(h)(2); provided, however, that the Merger Corporation’s sole recourse with respect to the failure to provide the certificate or notice under this Section 7.14 shall be to deduct and withhold (or cause such deduction or withholding to occur) amounts required to be deducted or withheld as a result of such failure from the consideration otherwise payable pursuant to this Agreement to any Person in accordance with Section 3.09.

ARTICLE VIII

CONDITIONS TO THE MERGER

8.01 Conditions to the Obligations of Each Party. The obligations of the Company and the Merger Corporation to consummate the Merger shall be subject to the satisfaction (or written waiver by the Company and the Merger Corporation, if permissible by Law), at or prior to the Effective Time, of each of the following conditions:

(a) Company Stockholder Approvals. The Company Stockholder Approvals shall have been obtained at the Stockholders Meeting.

(b) No Order. No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law, whether temporary, preliminary or permanent, that is in effect that enjoins, restrains or otherwise prohibits or makes illegal the consummation of the Merger.

(c) HSR Act. Any required waiting periods (including any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have terminated or expired.

8.02 Conditions to the Obligations of the Merger Corporation. The obligations of the Merger Corporation to consummate the Merger are subject to the satisfaction or waiver by the Merger Corporation (where permissible), at or prior to the Effective Time, of the following additional conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Company set forth in Section 4.02(a) and Section 4.02(c) (Capitalization) shall be true and correct in all respects as of the Closing Date, as if made at such time, except to the extent any such representation or warranty expressly relates to a specific date (in which case on and as of such specific date), other than for inaccuracies that are individually or in the aggregate de minimis relative to the total fully diluted equity capitalization of the Company; (ii) the representations and warranties of the Company set forth in Section 4.08(a) (Absence of Certain Changes or Events) shall be true and correct in all respects as of the Closing Date, as if made at such time, except to the extent any such representation or warranty expressly relates to a specific date (in which case on and as of such specific date); (iii) the representations and warranties of the Company set forth in Section 4.01(a) (Organization and Qualification), Section 4.03 (Authority; Binding Nature of Agreement), Section 4.05 (Vote Required), Section 4.06 (Anti-Takeover Provisions) and Section 4.14 (Brokers) shall be true and correct in all material respects as of the Closing Date (it being understood that for this purpose all references to the term “Material Adverse Effect” and other qualifications based on the word “material,” set forth in any such representations and warranties shall be disregarded), as if made at such time, except to the extent any such representation or warranty expressly relates to a specific date (in which case on and as of such specific date); and (iv) each of the other representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the Closing Date, as if made at such time, except to the extent such representation or warranty expressly relates to a specific date (in which case on and as of such specific date), other than, in the case of this clause (iv), for such failures to be true and correct that would not have a Material Adverse Effect (it being understood that for the purpose of this clause (iv) all references to the term “Material Adverse Effect” and other qualifications based on the word “material”, set forth in any such representations and warranties shall be disregarded).

(b) Agreements and Covenants. The Company shall have performed or complied with the covenants, agreements and obligations required by this Agreement to be performed or complied with by it on or prior to the Effective Time in all material respects.

(c) Material Adverse Effect. Since the date of the Agreement, no Material Adverse Effect shall have occurred and be continuing.

(d) Officer Certificate. The Company shall have delivered to the Merger Corporation a certificate, dated as of the Closing Date, signed by an executive officer of the Company, certifying that the conditions specified in Section 8.02(a), Section 8.02(b) and Section 8.02(c) have been satisfied.

8.03 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver by the Company (where permissible), at or prior to the Effective Time, of the following additional conditions:

(a) Representations and Warranties. The representations and warranties of the Merger Corporation set forth in this Agreement shall be true and correct in all respects as of the Closing Date, as if made at such time, except to the extent such representation or warranty expressly relates to a specific date (in which case on and as of such specific date), other than for such failures to be true and correct that would not, individually or in the aggregate, have a Merger Corporation Material Adverse Effect

(b) Agreements and Covenants. The Merger Corporation shall have performed or complied with the covenants, agreements and obligations required by this Agreement to be performed or complied with by it on or prior to the Effective Time in all material respects.

(c) Officer Certificate. The Merger Corporation shall have delivered to the Company a certificate, dated as of the Closing Date, signed by an executive officer of the Merger Corporation, certifying that the conditions specified in Section 8.03(a) and Section 8.03(b) have been satisfied.

ARTICLE IX

TERMINATION

9.01 Termination. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time only as follows (notwithstanding any prior adoption of this Agreement by the stockholders of the Company, except for Section 9.01(e)(i) and Section 9.01(f), which may not be utilized after receipt of the Company Stockholder Approvals):

(a) by mutual written consent of each of the Company (acting with the prior approval of the Special Committee) and the Merger Corporation;

(b) by either the Company (acting with the prior approval of the Special Committee) or the Merger Corporation if any Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law permanently restraining, enjoining, prohibiting or making illegal the consummation of the Merger and such Law shall have become final and nonappealable;

(c) by either the Company (acting with the prior approval of the Special Committee) or the Merger Corporation if the Effective Time shall not have occurred on or before December 8, 2025 (as such date may be extended by the mutual written consent of the Company (acting with the prior approval of the Special Committee) and the Merger Corporation, the “Outside Date”); provided, the right to terminate this Agreement under this Section 9.01(c) shall not be available to a party if such party’s or its Subsidiaries’ breach of any representations or warranties or failure to satisfy any agreements or covenants under this Agreement primarily caused or resulted in the failure of the Effective Time to occur on or before such date;

(d) by the Merger Corporation if:

(i) the Board (acting upon the recommendation of the Special Committee) or the Special Committee shall have effected an Adverse Recommendation Change; or

(ii) any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that (A) would cause any of the conditions set forth in Section 8.02(a) or Section 8.02(b) not to be satisfied and (B) such breach or inaccuracy is not capable of being cured or, if curable, is not cured within the earlier of (i) 30 days after written notice thereof is given by the Merger Corporation to the Company and (ii) one Business Day prior to the Outside Date; provided that the Merger Corporation is not then in material breach of this Agreement;

(e) by the Company (acting with the prior approval of the Special Committee) if:

(i) prior to the delivery of the Company Stockholder Approvals, the Board (acting upon the recommendation of the Special Committee) or the Special Committee determines to enter into an Acquisition Agreement with respect to a Superior Proposal; provided that (A) prior to, or concurrently with, such termination the Company pays the Company Termination Fee and (B) the Company substantially contemporaneously enters into such Acquisition Agreement; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.01(e)(i) if (x) the Company Stockholder Approvals have been obtained or (y) the Company has materially breached Section 7.04;

(ii) any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Merger Corporation set forth in this Agreement shall have occurred that (A) would cause any of the conditions set forth in Section 8.03(a) or Section 8.03(b) not to be satisfied and (B) such breach or inaccuracy is not capable of being cured or, if curable, is not cured within the earlier of (i) 30 days after written notice thereof is given by the Company to the Merger Corporation and (ii) one Business Day prior to the Outside Date; provided that the Company is not then in material breach of this Agreement; or

(iii) if (A) all of the conditions set forth in Section 8.01 and Section 8.02 have been and then are satisfied or, to the extent permitted by Law, waived by the Merger Corporation (other than those conditions that by their nature cannot be satisfied other than at the Closing, provided that such conditions to be satisfied at the Closing would be capable of satisfaction as of the date of the notice referenced in clause (B) below if the Closing were to occur on the date of such notice), (B) on or after the date the Closing should have occurred pursuant to Section 2.02, the Company has irrevocably delivered written notice to the Merger Corporation to the effect that all of the conditions set forth in Section 8.01 and Section 8.02 have been satisfied or, to the extent permitted by Law, waived by the Merger Corporation (other than those conditions that by their nature cannot be satisfied other than at the Closing, provided that such conditions to be satisfied at the Closing are capable of being satisfied as of the date of such notice if the Closing were to occur on the date of such notice) and the Company is prepared to consummate the Closing and (C) the Merger Corporation fails to consummate the Closing within two Business Days after delivery of the notice referenced in the preceding clause (B); or

(f) by either the Merger Corporation or the Company if the Company Stockholder Approvals shall not have been obtained at the Stockholders Meeting duly convened therefor or at any adjournment or postponement thereof, in each case, at which a vote on the approval of this Agreement was taken; provided that the Merger Corporation shall not have the right to terminate this Agreement pursuant to this Section 9.01(f) if any Continuing Stockholder has breached Section 1.1 of the Voting Agreement in any material respect.

9.02 Notice of Termination; Effect of Termination. (a) A terminating party shall provide written notice of termination to the other party hereto specifying with reasonable particularity the reason for such termination, and any such termination in accordance with Section 9.01 shall be effective immediately upon delivery of such written notice to the other party hereto.

(b) In the event of termination of this Agreement by any party as provided in Section 9.01, this Agreement shall forthwith become void and of no further force or effect and there shall be no liability or obligation on the part of any party, except that (i) this Section 9.02, Section 7.03(b), Section 7.12(e), Section 9.03 and Article X shall remain in full force and effect in accordance with their respective terms and to the extent provided thereunder and (ii) nothing herein shall relieve any party from liability for any fraud or Willful and Material Breach of this Agreement prior to such termination.

9.03 Fees and Expenses. Unless specified otherwise herein, all expenses incurred in connection with this Agreement, the Transactions, the solicitation of stockholder approvals and all other matters related to the Transactions shall be paid by the party incurring such expenses, whether or not the Merger or any other Transaction is consummated, except as otherwise set forth in this Agreement.

(a) If this Agreement shall be validly terminated (i) by the Merger Corporation pursuant to Section 9.01(d)(i) or (ii) by the Company pursuant to Section 9.01(e)(i), then the Company shall pay to the Merger Corporation in immediately available funds an amount equal to $39,000,000 (the “Company Termination Fee”) (x) with respect to the preceding clause (i), within two Business Days after the date of the termination of this Agreement by the Merger Corporation or (y) with respect to the preceding clause (ii), prior to, or concurrently with, the termination of this Agreement by the Company.

(b) Notwithstanding anything to the contrary set forth in this Agreement (including this Article IX), the Company expressly acknowledges and agrees that (i) the Company’s right to seek specific performance or other equitable relief solely in accordance with, and subject to the limitations in, this Agreement (including Section 10.08) and the Equity Commitment Letter and (iii) the Company’s right to bring any claims or otherwise pursue any Action under the Confidentiality Agreement or the Voting Agreement shall constitute the sole and exclusive remedies of (A) the Company, (B) the Company Subsidiaries or (C) their respective Affiliates or (D) any of their respective former, current or future general or limited partners, stockholders, equityholders, members, managers, directors, officers, employees, agents or Affiliates (collectively, the “Company Related Parties”) against (w) the Merger Corporation, (x) the Equity Investors, (y) their respective Affiliates or (z) any of their respective Affiliates’ respective former, current or future directors, officers, employees, general or limited partners, mangers, members, direct or indirect equityholders, controlling persons, attorneys, assignees, agents, representatives or representatives of any of the foregoing, or any former, current or future estates, heirs, executors, administrators, trustees, successors or assigns of any of the foregoing, or any financial institution which provides or is committed to provide financing in connection with the transactions contemplated by this Agreement or any of their respective Affiliates (collectively, the “Merger Corporation Related Parties”), for, or with respect to, this Agreement, the Equity Commitment Letter, any debt commitment letter entered into in respect of any Debt Financing, the Confidentiality Agreement, the Voting Agreement or the transactions contemplated hereby or thereby (including any breach thereof by the Merger Corporation), the termination of this Agreement, the failure to consummate the Closing or any claims or actions under applicable Law arising out of any such breach, termination or failure and none of the Company Related Parties shall seek to recover any other damages or seek any other remedy, whether based on a claim at law or in equity, in contract, tort or otherwise, with respect to any such losses or damages (including in respect of any oral representation made or alleged to be made in connection herewith). Nothing in this Section 9.03(b) will preclude any liability of the Debt Financing Sources to the Company (following the Closing) or the Merger Corporation under the definitive agreements relating to any Debt Financing or limit the Company (following the Closing) or the Merger Corporation from seeking to recover any such damages or obtain equitable relief from or with respect to any Debt Financing Source pursuant to the definitive agreements relating to any Debt Financing. Notwithstanding anything to the contrary herein, in no event will any Merger Corporation Related Party or any other Person have any liability for monetary damages to the Company or any other Person relating to or arising out of this Agreement or the transactions contemplated by this Agreement.

(c) The parties hereto acknowledge and agree that the agreements contained in this Section 9.03 are an integral part of the Transactions, and that, without these agreements, the parties hereto would not enter into this Agreement. Each of the parties hereto further acknowledges that the payment of the Company Termination Fee is not a penalty but is liquidated damages in a reasonable amount that will compensate the Merger Corporation in the circumstances in which such Company Termination Fee is payable for the efforts and resources expended and the opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions, which amount would otherwise be impossible to calculate with precision. In no event shall the Company be required to pay the Company Termination Fee more than once (even though such payment may be payable under one or more provisions).

ARTICLE X

GENERAL PROVISIONS

10.01 Non-Survival of Representations, Warranties and Agreements. The representations, warranties and agreements in this Agreement and in any certificate delivered pursuant hereto shall terminate at the Effective Time; provided, however, that this Section 10.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

10.02 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service (with proof of delivery), or by email (with confirmation by return email) to the respective parties hereto at the following coordinates (or at such other coordinates for a party as shall be specified in a notice given in accordance with this Section 10.02):

(a) if to the Merger Corporation or the Company after the Effective Time:

c/o Blackstone Inc.

345 Park Avenue

New York, NY 10154

Attention: Amit Dixit

      Mukesh Mehta

      Amit Dalmia

Email:   [REDACTED]

      [REDACTED]

      [REDACTED]

and

Bryce Maddock

[REDACTED]

and

Jaspar Weir

[REDACTED]

with a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Anthony Vernace

      Michael Chao

Email:   avernace@stblaw.com

      michael.chao@stblaw.com

if to the Company prior to the Effective Time:

TaskUs, Inc.

1650 Independence Drive, Suite 100

New Braunfels, Texas 78132

Attention: Balaji Sekar

      Claudia Walsh

Email:   [REDACTED]

      [REDACTED]

with a copy to:

Cravath, Swaine and Moore LLP

Two Manhattan West

375 Ninth Avenue

New York, NY 10001

Attention: Faiza Saeed

      Claudia Ricciardi

Email:   fsaeed@cravath.com

      cricciardi@cravath.com

10.03 Interpretation and Rules of Construction. When a reference is made in this Agreement to an Annex, an Exhibit, an Article or a Section, such reference shall be to an Annex, an Exhibit, an Article or a Section of this Agreement unless otherwise indicated. The table of contents, index of defined terms and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Documents, materials and information are deemed to have been “made available” to the Merger Corporation, if such documents, materials or information were at least the day prior to the date hereof (a) disclosed in a SEC Document filed and publicly available or (b) otherwise provided by or on behalf of the Company in writing to the Merger Corporation or its Representatives. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract or Law defined or referred to herein means such Contract or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated, and any Law referred to herein shall be deemed to also refer to all rules and regulations promulgated thereunder. All accounting terms used and not defined herein have the respective meanings given to them under GAAP, except to the extent otherwise specifically indicated or that the context otherwise requires. References to a Person are also to its successors and permitted assigns. If the last day of a period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement is not a Business Day, the period shall end on the immediately following Business Day. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America. Each of the parties has participated in the drafting and negotiation of this Agreement; if an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement. References to “days” shall mean “calendar days” unless expressly stated otherwise. All references herein to “parties” shall be to the parties hereto unless the context shall otherwise require. Decisions made in a party’s “sole discretion” may be taken for any reason or no reason. All references herein to “financing sources” of the Merger Corporation shall include (x) the Continuing Stockholders and (y) any holder of Continuing Shares pursuant to clause (ii) of the definition thereof and such holder’s Affiliates (and, for the avoidance of doubt, shall exclude the Company or any Company Subsidiary that may provide (or contribute to the provision of) Reserved Amounts). Any consent under this Agreement delivered by a Continuing Stockholder will be deemed to be a consent delivered by the Merger Corporation hereunder.

10.04 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party; provided that the parties intend that the remedies and limitations thereon (including limitations on remedies in Section 10.08, Section 10.14 and the other limitations on the liabilities of the Merger Corporation Related Parties) contained in Article IX and Article X be construed as an integral provision of this Agreement and that such remedies and limitations shall not be severable or subject to modification pursuant to the following sentence in any manner that increases any Merger Corporation Related Party’s liability or obligations hereunder or under the Equity Financing. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced (except those referenced in the immediately preceding proviso), the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

10.05 Entire Agreement. This Agreement, taken together with the Company Disclosure Letter, the Confidentiality Agreement (together with any joinders or other agreements entered into in connection therewith), the Voting Agreement and the Equity Commitment Letter, constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof and thereof. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NEITHER THE MERGER CORPORATION NOR ANY OF ITS REPRESENTATIVES, ON THE ONE HAND, NOR THE COMPANY OR ANY OF ITS REPRESENTATIVES, ON THE OTHER HAND, MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER, AND EACH PARTY HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE), OR AS TO THE ACCURACY OR COMPLETENESS OF ANY OTHER INFORMATION, MADE (OR MADE AVAILABLE BY) BY ITSELF OR ANY OF ITS REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS.

10.06 Assignment. Neither this Agreement nor any of the parties’ respective rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties hereto without the prior written consent of the other party hereto. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the immediately preceding sentence, any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

10.07 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except for (a) the provisions of Section 7.05 (which are for the benefit of the Persons covered thereby and may be enforced by such Persons after the Effective Time), (b) after the Effective Time occurs, for the rights of the holders of Shares to receive the Merger Consideration to which they are entitled in accordance with the terms and conditions of this Agreement, and (c) the rights of the Non-Recourse Parties set forth in Section 10.14.

10.08 Specific Performance. (a) The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to (i) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (ii) an injunction restraining such breach or threatened breach. The parties hereto agree not to assert that a remedy of specific performance against a party hereto is unenforceable, invalid, contrary to Law or inequitable on the basis that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at Law.

(b) Each party further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 10.08, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The parties acknowledge and agree that the right of specific performance contemplated by this Section 10.08 is an integral part of the Transactions, including the Merger, and without that right, neither the Company nor the Merger Corporation would have entered into this Agreement.

(c) Notwithstanding anything herein or otherwise to the contrary, it is hereby acknowledged and agreed that the Company shall be entitled to specific performance to cause the Merger Corporation to consummate the Transactions and cause the Equity Investors to provide the Equity Financing if, and only if, (i) all of the conditions set forth in Section 8.01 and Section 8.02 have been and then are satisfied or, to the extent permitted by Law, waived by the Merger Corporation (other than those conditions that by their nature cannot be satisfied other than at the Closing, provided that such conditions to be satisfied at the Closing would be capable of satisfaction) and (ii) the Company has irrevocably confirmed in a written notice that (x) all conditions set forth in Section 8.03 have been satisfied (other than those that, by their nature, are to be satisfied at the Closing) or that it would be willing to waive any unsatisfied conditions in Section 8.03 and (y) it is ready, willing and able to consummate the Closing if specific performance is granted.

(d) Notwithstanding anything to the contrary to this Agreement, in the event that the Company initiates a proceeding seeking an injunction, specific performance or other equitable relief pursuant to this Section 10.08, no party shall object to any application to the court setting forth an expedited timeline to hear and determine such action or assert that the amount of time pending until the Outside Date provides a basis for the court not to hear and determine such action as expeditiously as reasonably practicable.

10.09 Governing Law. (a) This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to the principles of conflicts of law that would cause the application of law of any jurisdiction other than those of the State of Delaware.

(b) The parties hereto agree that any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be heard and determined exclusively in the Court of Chancery of the State of Delaware; provided, however, that, if such court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any federal or state court located in the State of Delaware. Consistent with the preceding sentence, each of the parties hereto hereby (i) submits to the exclusive jurisdiction of any federal or state court sitting in the State of Delaware for the purpose of any Action arising out of or relating to this Agreement brought by either party hereto; (ii) agrees that service of process will be validly effected by sending notice in accordance with Section 10.02; and (iii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above named courts.

10.10 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY DEBT FINANCING OR THE TRANSACTIONS. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10.

10.11 Amendment. This Agreement may be amended, by written agreement of the parties hereto, at any time prior to the Effective Time; provided that, with respect to the Company, the Special Committee has approved such amendment; provided further, that prior to the Effective Time, no amendment may be made that would reduce the amount or change the form of the Merger Consideration or that would otherwise require the approval of the stockholders of the Company under applicable Law without the consent of the stockholders of the Company. Notwithstanding anything to the contrary contained herein, the provisions of this Section 10.11, the first sentence of Section 10.10 and Section 10.16 (and any other provision of this Agreement to the extent an amendment, supplement, waiver or other modification of such provision would modify the substance of such Sections) shall not be amended, modified, supplemented or waived in a manner that materially and adversely impacts any Debt Financing Source without the prior written consent of the applicable Debt Financing Sources (such consent not to be unreasonably withheld, conditioned or delayed).

10.12 Waiver. At any time prior to the Effective Time, the Merger Corporation, on the one hand, and the Company (subject to Section 10.17, only if such action has been recommended by the Special Committee), on the other hand, may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any agreement of any other party or any condition to its own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. The failure of any party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

10.13 Company Disclosure Letter. The parties hereto agree that any reference in a particular Section of the Company Disclosure Letter shall be deemed to be disclosed and incorporated by reference in each other Section of the Company Disclosure Letter (other than Sections 4.01, 4.02, 4.03, 4.06, 4.08 or 4.14 of the Company Disclosure Letter) to which such information reasonably relates on its face as though fully set forth in such other Section. Certain items and matters may be listed in the Company Disclosure Letter for informational purposes only and may not be required to be listed therein by the terms of this Agreement. In no event shall the listing of items or matters in the Company Disclosure Letter be deemed or interpreted to broaden, or otherwise expand the scope of, the representations and warranties or covenants contained in this Agreement. The mere inclusion of an item in the Company Disclosure Letter as an exception to a representation or warranty (a) shall not be deemed an admission that such item represents a material exception or material event, circumstance, change, effect, development or condition or that such item would have a Material Adverse Effect on the Company and (b) shall not be construed as an admission or indication by the Company of any non-compliance with, or breach or violation of, any third-party rights, any Contract or agreement or any Law or Order of any Governmental Authority, such disclosures having been made solely for the purposes of creating exceptions to the representations made herein or of disclosing any information required to be disclosed under this Agreement.

10.14 Non-Recourse. This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party, except for claims that the Company may assert in accordance with the Confidentiality Agreement, the Voting Agreement or the Equity Commitment Letter (and solely against the Person(s) who are expressly party to the Confidentiality Agreement, the Voting Agreement or the Equity Commitment Letter, as applicable). Except as set forth in this Agreement, the Confidentiality Agreement, the Voting Agreement or the Equity Commitment Letter (and then solely to the extent set forth herein or therein), no former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors or other Representatives of any party hereto (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the Transactions or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with any Transactions shall be sought or had against any Non-Recourse Party, except for claims that any party may assert (A) against another party solely in accordance with, and pursuant to the terms and conditions of, this Agreement or (B) pursuant to the Confidentiality Agreement, the Voting Agreement or the Equity Commitment Letter against the Person(s) who are expressly party to the Confidentiality Agreement, the Voting Agreement or the Equity Commitment Letter, as applicable.

10.15 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in “pdf” form) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

10.16 Debt Financing Sources. Notwithstanding anything in this Agreement to the contrary, the Company, on behalf of itself and the Company Subsidiaries and their respective controlled Affiliates, hereby: (i) agrees that any Action, whether in law or in equity, whether in contract or in tort or otherwise, by or against any Debt Financing Related Party, arising out of or relating to, this Agreement, any Debt Financing or any of the agreements entered into in connection with any Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, so long as such forum is and remains available, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such Action to the exclusive jurisdiction of such court, and such Action (except to the extent relating to the interpretation of any provisions in this Agreement) shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another jurisdiction), (ii) agrees not to bring or support any Action of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Related Party in any way arising out of or relating to, this Agreement, any Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any federal or state court in the Borough of Manhattan, New York, New York, (iii) agrees that service of process upon the Company in any such Action shall be effective if notice is given in accordance with Section 10.02, (iv) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Action in any such court, (v) knowingly, intentionally and voluntarily waives, to the fullest extent permitted by applicable Law, trial by jury in any Action brought against the Debt Financing Sources in any way arising out of or relating to, this Agreement, any Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (vi) agrees that none of the Debt Financing Related Parties will have any liability to the Company (in each case, other than the Merger Corporation Related Parties) relating to or arising out of this Agreement, any Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise (provided that, notwithstanding the foregoing, nothing herein shall affect the rights of the Merger Corporation Related Parties against the Debt Financing Related Parties with respect to any Debt Financing or any of the transactions contemplated hereby or any services thereunder) and (vii) agrees that the Debt Financing

Related Parties are express third-party beneficiaries of, and may enforce, the last sentence of Section 10.11 and this Section 10.16.

10.17 Effect of Breach by Designated Individuals. Notwithstanding anything to the contrary set forth in this Agreement, any action or any knowing or intentional omission taken by any individual set forth in Section 10.17 of the Company Disclosure Letter (each, a “Designated Individual”) on or after the date hereof that would, and is intended or designed to, constitute or result, directly or indirectly, in a breach by the Company of any covenant or agreement in this Agreement (any such action or omission, a “Restricted Action”) shall be deemed not to constitute or result in such a breach and the consequences of such Restricted Action shall be disregarded for all purposes under this Agreement. In furtherance of the foregoing, no such Restricted Action shall cause the failure of a condition set forth in Section 8.02(b) or Section 8.02(c) to be satisfied (and no right on the part of the Merger Corporation to or terminate this Agreement shall arise therefrom nor any claim by the Merger Corporation for any loss or damage or other remedy (whether at law, in equity or otherwise)).

10.18 Certain Special Committee Matters. Any determination as to whether any condition to the obligations of the Company set forth in Sections 8.01 or 8.03 has been satisfied (and any disputes relating thereto or arising therefrom), and any enforcement or any defense of any enforcement of any rights under this Agreement by the Company, including pursuant to Sections 9.01, 9.03 or 10.08, will be controlled by the Special Committee; provided that following receipt of the Company Stockholder Approvals the Board may (without any action taken by the Special Committee) waive on behalf of the Company any conditions set forth in Sections 8.01 or 8.03 or otherwise determine to consummate the Closing in accordance with the terms hereof. Notwithstanding anything to the contrary in this Agreement, the Special Committee has no right or authority in this Agreement or otherwise to control or direct the activities or operations of the Company in the course of its business, including the Company taking any action that is not an action related to the enforcement or defense of this Agreement, the Company Disclosure Letter, the Confidentiality Agreement (together with any joinders or other agreements entered into in connection therewith), the Voting Agreement or the Equity Commitment Letter or rights hereunder or thereunder, except to the extent (a) authorized or delegated in resolutions adopted by the Board or (b) such action is expressly contemplated to be taken by the Special Committee by this Agreement, the Company Disclosure Letter, the Confidentiality Agreement (together with any joinders or other agreements entered into in connection therewith), the Voting Agreement or the Equity Commitment Letter.

[Signature Page Follows]

IN WITNESS WHEREOF, the Merger Corporation and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

TASKUS, INC.

By:	/s/ Balaji Sekar
Name: Balaji Sekar
Title: Chief Financial Officer

[Signature Page to the Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Merger Corporation and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

BREEZE MERGER CORPORATION

By:	/s/ Amit Dalmia
Name: Amit Dalmia
Title: Authorized Signatory

[Signature Page to the Agreement and Plan of Merger]

Exhibit A

Form of Voting and Support Agreement

[REDACTED]

Exhibit A – Form of Voting and Support Agreement

Exhibit B

Form of Surviving Company Certificate of Incorporation

[REDACTED]

Exhibit B – Form of Surviving Company Certificate of Incorporation

Annex A

Potential Amendments to Conditions to Revolving Credit Facility or any Incremental Facility

1.	No Material Adverse Effect (as defined in the Agreement) as consistent with Section 8.02(c) of the Agreement.

2.

The Merger shall have been consummated, or substantially simultaneously with the initial borrowings under the applicable debt financing shall be consummated, in all material respects in accordance with the terms of the Agreement.

3.

No Event of Default (as defined in the Company Credit Agreement) under Section 8.01(a) of the Company Credit Agreement or, solely with respect to the borrower, Section 8.01(f) of the Company Credit Agreement shall have occurred and be continuing or would exist after giving effect to any such Debt Financing.

4.	Receipt of financial statements to the extent required to be delivered under Sections 6.01(a) and (b) of the Company Credit Agreement.

5.

Subject to customary limited conditionality provisions, execution and delivery of all documents and instruments required to create and perfect the security interest of the administrative agent party to the Company Credit Agreement in the Collateral (as defined in the Company Credit Agreement).

6.	Receipt of customary “know your customer” documentation and beneficial ownership certifications.

7.

Execution and delivery by the borrower and the guarantors (if any) of definitive financing documentation and delivery of customary legal opinions, customary officer’s closing certificates, organizational documents, customary evidence of authorization and good standing certificates in jurisdictions of formation/organization, in each case with respect to the borrower and the guarantors (to the extent applicable) and a solvency certificate, as of the Closing Date and after giving effect to the transactions, of a senior financial executive or officer of the borrower.

8.	Payment of all fees and expenses.

9.	Delivery of a customary borrowing notice.

10.

The accuracy of Specified Representations (as defined in the Company Credit Agreement) in all material respects (subject to customary limited conditionality provisions) on the Closing Date (unless such representations relate to an earlier date, in which case, such representations shall have been true and correct in all material respects as of such earlier date); provided that any representations and warranties qualified by materiality may be required to be accurate in all respects.

11.

The accuracy of Specified Acquisition Agreement Representations, which shall be defined substantially as such of the representations and warranties made by, or with respect to, the Company in the Agreement as are material to the interests of the applicable lenders, but only to the extent that the Merger Corporation (or any of its Affiliates) has the right (taking into account any applicable notice and cure provisions) to terminate its (or their) obligations under the Agreement or to decline to consummate the Merger (in each case, in accordance with the terms of the Agreement).

Annex A – Potential Amendments to Conditions to Revolving Credit Facility or any Incremental Facility

Annex B

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of May 8, 2025, is entered into by and between TaskUs, Inc., a Delaware corporation (the “Company”) and the person listed under the heading “Stockholder” on Schedule A hereto (the “Stockholder” and, together with the Company, the “Parties” and each, a “Party”). All capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, the Stockholder is the record or beneficial owner of the number of Shares set forth opposite the Stockholder’s name on Schedule A hereto (all such Shares, and any securities convertible into or exercisable or exchangeable or redeemable for such Shares, together with any New Shares (as defined below) the Stockholder acquires record or beneficial ownership of on or after the date hereof, whether by purchase, upon exercise or conversion of any securities or otherwise, collectively, the “Subject Securities”). As used in this Agreement, “beneficially own” and “beneficial ownership” shall mean such terms as defined in Rule 13d-3 under the Exchange Act, and a “beneficial owner” shall mean, in respect to any security, a Person who beneficially owns such security;

WHEREAS, concurrently with the execution of this Agreement, Breeze Merger Corporation, a Delaware corporation (the “Merger Corporation”) and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), which provides, among other things, for the Merger Corporation and the Company to consummate the Merger upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, the Special Committee of the Board of Directors of the Company (the “Special Committee”) and the Board of Directors of the Company (the “Board”) (acting upon the Special Committee Recommendation) have, prior to the execution and delivery of this Agreement, each unanimously (excluding the Continuing Stockholder Directors) (i) determined that the Merger Agreement and transactions contemplated thereby, including the Merger, are advisable, fair to “unaffiliated security holders” (as such term is defined under the Exchange Act) of the Company and in the best interests of the Company and its stockholders, including the Public Stockholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, (iii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated thereby upon the terms and subject to the conditions set forth therein and (iv) recommends (in the case of the Special Committee) and resolved, subject to the terms of the Merger Agreement, to recommend (in the case of the Board) the adoption of the Merger Agreement by the stockholders of the Company; and

WHEREAS, the Special Committee and the Board (acting upon the Special Committee Recommendation) have, prior to the execution and delivery of this Agreement, each unanimously (excluding the Continuing Stockholder Directors) authorized and approved the execution, delivery and performance by the Company of this Agreement; and

WHEREAS, as a condition and inducement to the willingness of the Company to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO VOTE

1.1 Agreement To Vote. Subject to the terms of this Agreement, the Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Stockholder shall, in each case to the fullest extent that the Stockholder is entitled to vote its Subject Securities thereon in its capacity as a stockholder:

(a) appear at each such meeting or otherwise cause all its Subject Securities to be counted as present thereat for purposes of determining a quorum; and

(b) be present (in person or by proxy) and vote (or cause to be voted) or deliver (or cause to be delivered) any written consents with respect to, as applicable, all of its Subject Securities (in its capacity as record or beneficial owners of Shares):

(i) (x) in favor of the adoption of the Merger Agreement and the approval of the Merger and (y) in favor of any other matter in respect of which approval of the Company’s stockholders is expressly requested by the Board and is required in order to adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement;

(ii) against any action, agreement or transaction that would reasonably be expected to:

(A)

result in a breach of any covenant, representation or warranty or any other obligation or agreement of (x) the Company or the Merger Corporation contained in the Merger Agreement or (y) of the Stockholder contained in this Agreement; or

(B)	otherwise prevent, impede, frustrate or nullify any provision of the Merger Agreement; and

(iii) against any Acquisition Proposal or other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to materially impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement (provided that the foregoing shall not require the Stockholder to vote against any Acquisition Proposal or any other proposal made in opposition to the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement if, prior to such vote, the Company has terminated the Merger Agreement pursuant to Section 9.01(e)(i) of the Merger Agreement).

Until the earlier of the Effective Time or the valid termination of this Agreement in accordance with Section 5.3, the Stockholder shall (x) retain at all times the right to vote its respective Subject Securities in the Stockholder’s sole discretion on any matters other than those set forth in this Section 1.1 that are at any time or from time to time presented for consideration to the Company’s stockholders generally and (y) not consent, in its capacity as a stockholder of the Company, to matters that, if such consent were a vote, would violate the voting obligations set forth in the preceding clauses (ii) through (iii). Except as set forth in this Section 1.1, nothing in this Agreement shall limit the right of the Stockholder to vote in favor of, against or abstain with respect to any matter presented to the stockholders of the Company.

1.2 Irrevocable Proxy.

(a) Solely in the event of a failure by the Stockholder to timely act in accordance with the Stockholder’s obligations set forth in Section 1.1, the Stockholder hereby irrevocably grants to, and appoints, the Company, and any individual designated in writing by the Company, and each of them individually, as the Stockholder’s proxy and attorney-in-fact (with full power of substitution and resubstitution) for and in the Stockholder’s name, to vote its Subject Securities, or grant a consent or approval in respect of its Subject Securities in a manner contemplated by Section 1.1.

(b) The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy set forth in this Section 1.2 is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL.

(c) The Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

(d) Notwithstanding anything herein to the contrary, the proxy and appointment granted by the Stockholder shall be automatically revoked, terminated and of no further force or effect, without any action by the Stockholder, upon termination of this Agreement in accordance with Section 5.3 hereof.

1.3 Consent as to Company Stockholders’ Agreement. Solely for the purposes of Section 2.2 of the Company Stockholders’ Agreement (and not with respect to the voting (or written consent in lieu of voting) of any Subject Securities), the Stockholder consents to the entry into and performance of the Merger Agreement, this Agreement and the other Voting and Support Agreements being executed concurrently with the execution of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

The Stockholder represents and warrants to the Company that:

2.1 Authorization; Binding Agreement.

(a) In the case of a Stockholder who is not a natural person, the Stockholder is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. The Stockholder has the necessary power and authority (in the case of a Stockholder who is not a natural person) or legal capacity (in the case of a Stockholder who is a natural person) to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement.

(b) In the case of a Stockholder who is not a natural person, the execution and delivery of this Agreement by the Stockholder has been duly and validly authorized by all necessary organizational action on the part of the Stockholder, and no other organizational proceedings on the part of the Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. If the Stockholder is a trust, no consent of any beneficiary is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(c) This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to the Enforceability Exceptions.

2.2 Non-Contravention. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated thereby:

(a) require any consent, approval, authorization or permit of, filing or registration with, notification or report to, or expiration of waiting periods from, any Governmental Authority on the part of the Stockholder, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any United States federal securities laws and the rules and regulations promulgated thereunder;

(b) require the consent of any Stockholder’s spouse under any “community property” or other Laws;

(c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract or other legally binding instrument or obligation to which the Stockholder is a party or by which the Stockholder or any of its assets may be bound;

(d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien on any assets (including Subject Securities) of the Stockholder (other than any restrictions created by this Agreement or the Company under applicable federal or state securities laws or pursuant to any written policies of the Company with respect to the trading of securities in connection with insider trading restrictions (collectively, “Permitted Encumbrances”)); or

(e) violate any Laws applicable to the Stockholder or Subject Securities, except as would not, in the case of each of the preceding clauses (a), through (e), reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Stockholder’s ability to timely perform its obligations under this Agreement. Other than any filings and reports pursuant to and in compliance with the Exchange Act, no filings, notifications, approvals or other consents are required to be obtained by the Stockholder from, or to be given by the Stockholder to, or to be made by the Stockholder with, any Governmental Authority in connection with the execution, delivery and performance by the Stockholder of this Agreement.

2.3 Ownership of Subject Securities; Total Shares. The Stockholder is, as of the date hereof, the record or beneficial owner of, or is a trust that is the record holder of and whose beneficiaries are the beneficial owners of, all the Stockholder’s Subject Securities set forth opposite the Stockholder’s name on Schedule A hereto and has good and marketable title to all its Subject Securities free and clear of any Lien, except Permitted Encumbrances. The shares set forth opposite the Stockholder’s name on Schedule A hereto constitute all of the shares of “voting stock” of the Company of which the Stockholder is the “owner” (as such terms are defined in the Company Charter) as of the time that the Board (acting upon the Special Committee Recommendation) and the Special Committee approved the Merger Agreement. Except for the Subject Securities, the Stockholder and its Affiliates do not own beneficially or of record, and do not have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any Shares (or any securities convertible into or exercisable or exchangeable or redeemable for Shares) or any interest therein.

2.4 Voting Power. The Stockholder has full voting power with respect to all its Subject Securities, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all its Subject Securities, subject to any Permitted Encumbrances. None of the Subject Securities of the Stockholder are subject to any stockholders’ agreement (other than the Company Stockholders’ Agreement), proxy, voting trust or other agreement or arrangement with respect to the voting of its Subject Securities, except as provided hereunder. The Stockholder has not entered into any Contract that is inconsistent with, or would in any way restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder.

2.5 Reliance. The Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement.

2.6 Absence of Litigation. As of the date hereof, there is no Action pending against, or, to the knowledge of the Stockholder, threatened in writing against it or any of its assets (including Shares beneficially owned by the Stockholder) before or by any Governmental Authority that would reasonably be expected to prevent or materially delay or impair the consummation by the Stockholder of the transactions contemplated by this Agreement or otherwise materially impair the Stockholder’s ability to perform its obligations hereunder.

2.7 Brokers. No broker, finder, investment banker, financial advisor, or other Person is entitled to any brokerage, finder’s or other similar fee or commission, or the reimbursement of expenses, from the Company prior to the Effective Time in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of the Stockholder, on behalf of the Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Stockholder that:

3.1 Organization and Qualification. The Company is duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all necessary power and authority: (a) to conduct its business in the manner in which its business is currently being conducted; and (b) to own and use its assets in the manner in which its assets are currently owned and used, in the case of each clauses (a) and (b), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company’s ability to timely perform its obligations under this Agreement and consummate the transactions contemplated hereunder.

3.2 Authority for This Agreement. The Company has the necessary corporate power and authority to enter into, and to perform its obligations under, this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company has been duly and validly authorized by all necessary entity action on the part of the Company, and no other entity proceedings on the part of the Company are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and this Agreement constitutes a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

3.3 Non-Contravention. None of the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby will (a) result in a violation or breach of any agreement to which the Company is a party or by which the Company may be bound, (b) violate any Law or order applicable to the Company or (c) violate any constituent or organizational documents of the Company, except as would not, in the case of each of clauses (a) and (b), reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company’s ability to perform its obligations under this Agreement.

3.4 Absence of Litigation. As of the date hereof, there is no Action pending against, or, to the actual knowledge of the Company, threatened in writing against the Company before or by any Governmental

Authority that would reasonably be expected to prevent or materially delay or impair the consummation by the Company of the transactions contemplated by this Agreement or otherwise materially impair the ability of the Company to perform its obligations hereunder.

ARTICLE IV

ADDITIONAL COVENANTS

4.1 No Transfer; No Inconsistent Arrangements. From and after the date hereof and until this Agreement is validly terminated in accordance with Section 5.3, the Stockholder shall not, directly or indirectly, without the prior written consent of the Company (acting upon the recommendation of the Special Committee):

(a) create or permit to exist any Lien (other than Liens as may be applicable under the Securities Act or other applicable securities Laws) on any of the Subject Securities;

(b) transfer, sell, assign, gift, hedge, lend, pledge or otherwise dispose of (including by sale or merger, by tendering into any tender or exchange offer, by testamentary disposition, by liquidation or dissolution, by dividend or distribution, by operation of Law or otherwise), either voluntarily or involuntarily, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of the Subject Securities or any right, title or interest thereto (including any right or power to vote to which the Stockholder may be entitled);

(c) enter into (or cause to be entered into) any Contract with respect to any Transfer described in the preceding clause (b);

(d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any the Subject Securities;

(e) deposit or permit the deposit of any of the Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to any of the Subject Securities (other than this Agreement);

(f) enter into any Contract or otherwise take any other action that is inconsistent with, or would in any way restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder; or

(g) approve or consent to any of the foregoing;

provided, notwithstanding anything to the contrary in the foregoing clauses (a) through (g), the Stockholder may convert any shares of Company Class B Common Stock for Company Class A Common Stock pursuant to the terms of the Company Charter. Any action taken in violation of the foregoing sentence shall be null and void ab initio. If any involuntary Transfer of any of the Subject Securities shall occur (including, but not limited to, a sale by the Stockholder’s trustees in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), such transferees (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold its Subject Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the date this Agreement is validly terminated in accordance with Section 5.3. Notwithstanding the foregoing, the Stockholder may make Transfers of Subject Securities to any Affiliate with prior written consent of the Company (acting upon the recommendation of the Special Committee) (such consent not to be unreasonably withheld, conditioned or delayed), provided that such Affiliate executes a joinder to this Agreement (in form and substance reasonably acceptable to the Company) agreeing to be bound by the same terms hereof.

4.2 No Exercise of Appraisal Rights. The Stockholder irrevocably waives and agrees not to exercise any appraisal rights or dissenters’ rights in respect of the Subject Securities that may arise in connection with the Merger and agrees not to commence, participate in, assist or knowingly encourage in any way any Action to seek

(or file any petition related to) appraisal rights or dissenters’ rights in connection with the Merger, including pursuant to Section 262 of the DGCL.

4.3 Public Announcements, Documentation and Information. The Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law (provided that reasonable notice of any such disclosure will be provided to the Company). The Stockholder consents to and hereby authorizes the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company reasonably determines to be necessary in connection with the Merger and any transactions contemplated by the Merger Agreement, the Stockholder’s identity and ownership of the Subject Securities, the existence of this Agreement and the nature of the Stockholder’s commitments and obligations under this Agreement, and the Stockholder acknowledges that the Company may (provided that the Stockholder shall have a reasonable opportunity to review and approve that portion of any disclosure that identifies the Stockholder by name prior to any such filing, such approval not to be unreasonably withheld, conditioned or delayed), file this Agreement or a form hereof with the SEC or any other Governmental Authority, but only to the extent such information cannot be redacted in accordance with Regulation S-K of the Securities Act or other applicable federal securities rules. The Stockholder agrees to promptly give the Company any information it may reasonably request for the preparation of any such disclosure documents, and the Stockholder agrees to promptly notify the Company of any required corrections with respect to any written information supplied by the Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

4.4 New Shares; Adjustments. Any shares of capital stock or other equity securities of the Company that are issued to, or that any Stockholder acquires record or beneficial ownership of, after the date of this Agreement and prior to the valid termination of this Agreement in accordance with Section 5.3, whether pursuant to purchase, exercise, exchange or conversion of, including shares issued upon the exercise of a Company Option or the vesting of a Company PSU or Company RSU, or other transaction involving any and all options, rights or other securities (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they comprised the Shares as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Securities, the terms of this Agreement shall apply to the resulting securities, and the term “Subject Securities” shall be deemed to refer to and include such securities. Notwithstanding the foregoing, nothing in this Agreement shall require the Stockholder to exercise any Company Equity Award owned of record or beneficially by the Stockholder.

ARTICLE V

MISCELLANEOUS

5.1 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by email (with confirmation by return email) to the respective Parties at the following coordinates (or at such other coordinates for a Party as shall be specified in a notice given in accordance with this Section 5.1):

(a) if to the Stockholder, to the Stockholder’s email address set forth across from the Stockholder’s name on Schedule A.

(b) if to the Company:

TaskUs, Inc.

1650 Independence Drive, Suite 100

New Braunfels, Texas 78132

Attention:   Balaji Sekar

        Claudia Walsh

Email:     [REDACTED]

        [REDACTED]

and with a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

Two Manhattan West

375 Ninth Avenue

New York, NY 10001

Attention:   Faiza Saeed

        Claudia Ricciardi

Email:     fsaeed@cravath.com

        cricciardi@cravath.com

5.2 Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict any Stockholder (or a designee of any Stockholder) who is a director or officer of the Company from acting in such capacity or fulfilling the obligations of such office (including, for the avoidance of doubt, exercising their fiduciary duties), including by voting, in their capacity as a director or officer of the Company, in the Stockholder’s (or its designee’s) sole discretion on any matter (it being understood that this Agreement shall apply to the Stockholder solely in the Stockholder’s capacity as a stockholder of the Company.

5.3 Termination.

(a) This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earlier of:

(i) the valid termination of the Merger Agreement in accordance with its terms (provided that, for the avoidance of doubt, any purported termination of the Merger Agreement that is not, or is later determined not to have been, a valid termination shall not give rise to a termination of this Agreement pursuant to this Section 5.3);

(ii) the mutual written consent of all of the Parties hereto;

(iii) the Board (acting upon the recommendation of the Special Committee) or the Special Committee effecting an Adverse Recommendation Change; and

(iv) the Effective Time.

(b) Upon termination of this Agreement, no Party shall have any further obligations or liabilities under this Agreement; provided, however, that the provisions of this Article V shall survive in full force and effect such termination of this Agreement.

5.4 Interpretation and Rules of Construction. Section 10.03 of the Merger Agreement (other than the seventeenth, nineteenth and twentieth sentence thereof) shall apply to, and govern, this Agreement, mutatis mutandis.

5.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the matters contemplated hereby are not affected in any manner materially adverse to any Party; provided that the Parties intend that the remedies and limitations thereon contained in this Agreement, including Section 5.13, shall not be severable or subject to modification in any manner that increases the liabilities or obligations of any Party or Non-Recourse Party (as defined below), and these provisions shall be construed as an integral provision of this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced (except those referenced in the immediately preceding proviso), the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the matters contemplated hereby be effected as originally contemplated to the fullest extent possible.

5.6 Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.

5.7 Assignment. Neither this Agreement nor any of the Parties’ respective rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the Parties without the prior written consent of the other Parties (provided that, with respect to any such assignment by the Company, the Special Committee has approved such assignment). No assignment by any Party shall relieve such Party of any of its obligations hereunder. Subject to the immediately preceding sentence, any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

5.8 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except for the rights of the Non-Recourse Parties set forth in Section 5.13.

5.9 Specific Performance. The Parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each Party agrees that, in the event of any breach or threatened breach by any other Party of any covenant or obligation contained in this Agreement, the non-breaching Party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to (i) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (ii) an injunction restraining such breach or threatened breach. The parties hereto agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at Law. Each Party further agrees that no other Party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.9, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The Parties acknowledge and agree that the right of specific performance contemplated by this Section 5.9 is an integral part of the Agreement, and without that right, none of the Parties would have entered into this Agreement.

5.10 Governing Law.

(a) This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to the principles of conflicts of law that would cause the application of Law of any jurisdiction other than those of the State of Delaware.

(b) The Parties agree that any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions (whether brought by any Party or any of its Affiliates or against any Party or any of its Affiliates) shall be heard and determined exclusively in the Court of Chancery of the State of Delaware; provided, however, that, if such court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any federal or state court located in the State of Delaware. Consistent with the preceding sentence, each of the Parties hereby (i) submits to the exclusive jurisdiction of any federal or state court sitting in the State of Delaware for the purpose of any Action arising out of or relating to this Agreement brought by any Party; (ii) agrees that service of process will be validly effected by sending notice in accordance with Section 5.1; and (iii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts.

5.11 Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.11.

5.12 Amendments and Waivers. This Agreement may not be amended, modified or waived in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment or waiver, as applicable, hereto, signed on behalf of each of the Parties in interest at the time of the amendment or waiver, as applicable (provided that, with respect to the Company, the Special Committee has approved such amendment, modification or waiver). The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

5.13 Non-Recourse. This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. No former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors or other Representatives of any Party (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any Party under this Agreement or for any claim or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the matters contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with the matters contemplated hereby shall be sought or had against any Non-Recourse Party. Notwithstanding anything to the contrary, the Stockholder shall not constitute a “Non-Recourse Party” for purposes of this Agreement.

5.14 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in “pdf” form) in counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

5.15 Expenses. Unless specified otherwise herein, all expenses incurred in connection with this Agreement shall be paid by the Party incurring such expenses, whether or not the Merger or any other Transaction is consummated.

5.16 Further Assurances. Upon the reasonable request of the Company, the Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable, to perform its obligations under this Agreement.

5.17 No Agreement Until Executed. This Agreement shall not be effective unless and until this Agreement is executed by all Parties.

5.18 No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Subject Securities. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to the Stockholder, and the Company shall not have any authority to exercise any power or authority to direct the Stockholders in the voting of any of the Shares, except as otherwise provided herein or in the Company Stockholders’ Agreement.

[Signature Pages Follow]

The Parties are executing this Agreement on the date set forth in the introductory paragraph.

COMPANY

TASKUS, INC.

By:	/s/ Balaji Sekar
Name: Balaji Sekar
Title: Chief Financial Officer

[Signature Page to Voting and Support Agreement]

STOCKHOLDERS

BCP FC AGGREGATOR L.P.
By: BCP VII/BCP ASIA HOLDINGS MANAGER
(CAYMAN) L.L.C., ITS GENERAL PARTNER

By:	/s/ Robert Brooks
Name: Robert Brooks
Title: Authorized Signatory

[Signature Page to Voting and Support Agreement]

Schedule A

[REDACTED]

Annex C

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of May 8, 2025, is entered into by and among TaskUs, Inc., a Delaware corporation (the “Company”) and the persons listed under the heading “Stockholders” on Schedule A hereto (the “Stockholders” and, together with the Company, the “Parties” and each, a “Party”). All capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, each Stockholder is the record or beneficial owner of the number of Shares set forth opposite such Stockholder’s name on Schedule A hereto (all such Shares, and any securities convertible into or exercisable or exchangeable or redeemable for such Shares, together with any New Shares (as defined below) the Stockholders acquire record or beneficial ownership of on or after the date hereof, whether by purchase, upon exercise or conversion of any securities or otherwise, collectively, the “Subject Securities”). As used in this Agreement, “beneficially own” and “beneficial ownership” shall mean such terms as defined in Rule 13d-3 under the Exchange Act, and a “beneficial owner” shall mean, in respect to any security, a Person who beneficially owns such security;

WHEREAS, concurrently with the execution of this Agreement, Breeze Merger Corporation, a Delaware corporation (the “Merger Corporation”) and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), which provides, among other things, for the Merger Corporation and the Company to consummate the Merger upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, the Special Committee of the Board of Directors of the Company (the “Special Committee”) and the Board of Directors of the Company (the “Board”) (acting upon the Special Committee Recommendation) have, prior to the execution and delivery of this Agreement, each unanimously (excluding the Continuing Stockholder Directors) (i) determined that the Merger Agreement and transactions contemplated thereby, including the Merger, are advisable, fair to “unaffiliated security holders” (as such term is defined under the Exchange Act) of the Company and in the best interests of the Company and its stockholders, including the Public Stockholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, (iii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated thereby upon the terms and subject to the conditions set forth therein and (iv) recommends (in the case of the Special Committee) and resolved, subject to the terms of the Merger Agreement, to recommend (in the case of the Board) the adoption of the Merger Agreement by the stockholders of the Company; and

WHEREAS, the Special Committee and the Board (acting upon the Special Committee Recommendation) have, prior to the execution and delivery of this Agreement, each unanimously (excluding the Continuing Stockholder Directors) authorized and approved the execution, delivery and performance by the Company of this Agreement; and

WHEREAS, as a condition and inducement to the willingness of the Company to enter into the Merger Agreement, each Stockholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO VOTE

1.1 Agreement To Vote. Subject to the terms of this Agreement, each Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, each Stockholder shall, in each case to the fullest extent that such Stockholder is entitled to vote its Subject Securities thereon in its capacity as a stockholder:

(a) appear at each such meeting or otherwise cause all such Subject Securities to be counted as present thereat for purposes of determining a quorum; and

(b) be present (in person or by proxy) and vote (or cause to be voted) or deliver (or cause to be delivered) any written consents with respect to, as applicable, all of its Subject Securities (in its capacity as record or beneficial owners of Shares):

(i) (x) in favor of the adoption of the Merger Agreement and the approval of the Merger and (y) in favor of any other matter in respect of which approval of the Company’s stockholders is expressly requested by the Board and is required in order to adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement;

(ii) against any action, agreement or transaction that would reasonably be expected to:

(A)

result in a breach of any covenant, representation or warranty or any other obligation or agreement of (x) the Company or the Merger Corporation contained in the Merger Agreement or (y) of the Stockholders contained in this Agreement; or

(B)	otherwise prevent, impede, frustrate or nullify any provision of the Merger Agreement; and

(iii) against any Acquisition Proposal or other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to materially impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement (provided that the foregoing shall not require the Stockholders to vote against any Acquisition Proposal or any other proposal made in opposition to the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement if, prior to such vote, the Company has terminated the Merger Agreement pursuant to Section 9.01(e)(i) of the Merger Agreement).

Until the earlier of the Effective Time or the valid termination of this Agreement in accordance with Section 5.3, each Stockholder shall (x) retain at all times the right to vote its respective Subject Securities in such Stockholder’s sole discretion on any matters other than those set forth in this Section 1.1 that are at any time or from time to time presented for consideration to the Company’s stockholders generally and (y) not consent, in its capacity as a stockholder of the Company, to matters that, if such consent were a vote, would violate the voting obligations set forth in the preceding clauses (ii) through (iii). Except as set forth in this Section 1.1, nothing in this Agreement shall limit the right of the Stockholders to vote in favor of, against or abstain with respect to any matter presented to the stockholders of the Company.

1.2 Irrevocable Proxy.

(a) Solely in the event of a failure by a Stockholder to timely act in accordance with such Stockholder’s obligations set forth in Section 1.1, the Stockholder hereby irrevocably grants to, and appoints, the Company, and any individual designated in writing by the Company, and each of them individually, as such Stockholder’s proxy and attorney-in-fact (with full power of substitution and resubstitution) for and in such Stockholder’s name, to vote its Subject Securities, or grant a consent or approval in respect of its Subject Securities in a manner contemplated by Section 1.1.

(b) Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy set forth in this Section 1.2 is coupled with an interest and may under no circumstances be revoked. Each Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL.

(c) Each Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

(d) Notwithstanding anything herein to the contrary, the proxy and appointment granted by the Stockholder shall be automatically revoked, terminated and of no further force or effect, without any action by any Stockholder, upon termination of this Agreement in accordance with Section 5.3 hereof.

1.3 Consent as to Company Stockholders’ Agreement. Solely for the purposes of Section 2.2 of the Company Stockholders’ Agreement (and not with respect to the voting (or written consent in lieu of voting) of any Subject Securities), the Stockholders consent to the entry into and performance of the Merger Agreement, this Agreement and the other Voting and Support Agreements being executed concurrently with the execution of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to the Company that:

2.1 Authorization; Binding Agreement.

(a) In the case of a Stockholder who is not a natural person, such Stockholder is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Such Stockholder has the necessary power and authority (in the case of a Stockholder who is not a natural person) or legal capacity (in the case of a Stockholder who is a natural person) to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement.

(b) In the case of a Stockholder who is not a natural person, the execution and delivery of this Agreement by such Stockholder has been duly and validly authorized by all necessary organizational action on the part of such Stockholder, and no other organizational proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. If such Stockholder is a trust, no consent of any beneficiary is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(c) This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the Enforceability Exceptions.

2.2 Non-Contravention. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated thereby:

(a) require any consent, approval, authorization or permit of, filing or registration with, notification or report to, or expiration of waiting periods from, any Governmental Authority on the part of such Stockholder, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any United States federal securities laws and the rules and regulations promulgated thereunder;

(b) require the consent of any Stockholder’s spouse under any “community property” or other Laws;

(c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract or other legally binding instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its assets may be bound;

(d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien on any assets (including Subject Securities) of such Stockholder (other than any restrictions created by this Agreement or the Company under applicable federal or state securities laws or pursuant to any written policies of the Company with respect to the trading of securities in connection with insider trading restrictions (collectively, “Permitted Encumbrances”)); or

(e) violate any Laws applicable to such Stockholder or Subject Securities, except as would not, in the case of each of the preceding clauses (a), through (e), reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to timely perform its obligations under this Agreement. Other than any filings and reports pursuant to and in compliance with the Exchange Act, no filings, notifications, approvals or other consents are required to be obtained by such Stockholder from, or to be given by such Stockholder to, or to be made by such Stockholder with, any Governmental Authority in connection with the execution, delivery and performance by such Stockholder of this Agreement.

2.3 Ownership of Subject Securities; Total Shares. Such Stockholder is, as of the date hereof, the record or beneficial owner of, or is a trust that is the record holder of and whose beneficiaries are the beneficial owners of, all such Stockholder’s Subject Securities set forth opposite such Stockholder’s name on Schedule A hereto and has good and marketable title to all such Subject Securities free and clear of any Lien, except Permitted Encumbrances. The shares set forth opposite such Stockholder’s name on Schedule A hereto constitute all of the shares of “voting stock” of the Company of which such Stockholder is the “owner” (as such terms are defined in the Company Charter) as of the time that the Board (acting upon the Special Committee Recommendation) and the Special Committee approved the Merger Agreement. Except for the Subject Securities, such Stockholder and its Affiliates do not own beneficially or of record, and do not have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any Shares (or any securities convertible into or exercisable or exchangeable or redeemable for Shares) or any interest therein.

2.4 Voting Power. Such Stockholder has full voting power with respect to all its Subject Securities, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all its Subject Securities, subject to any Permitted Encumbrances. None of the Subject Securities of such Stockholder are subject to any stockholders’ agreement (other than the Company Stockholders’ Agreement), proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities, except as provided hereunder. Such Stockholder has not entered into any Contract that is inconsistent with, or would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder.

2.5 Reliance. Such Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6 Absence of Litigation. As of the date hereof, there is no Action pending against, or, to the knowledge of such Stockholder, threatened in writing against it or any of its assets (including Shares beneficially owned by such Stockholder) before or by any Governmental Authority that would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

2.7 Brokers. No broker, finder, investment banker, financial advisor, or other Person is entitled to any brokerage, finder’s or other similar fee or commission, or the reimbursement of expenses, from the Company prior to the Effective Time in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of such Stockholder, on behalf of such Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Stockholders that:

3.1 Organization and Qualification. The Company is duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all necessary power and authority: (a) to conduct its business in the manner in which its business is currently being conducted; and (b) to own and use its assets in the manner in which its assets are currently owned and used, in the case of each clauses (a) and (b), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company’s ability to timely perform its obligations under this Agreement and consummate the transactions contemplated hereunder.

3.2 Authority for This Agreement. The Company has the necessary corporate power and authority to enter into, and to perform its obligations under, this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company has been duly and validly authorized by all necessary entity action on the part of the Company, and no other entity proceedings on the part of the Company are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and this Agreement constitutes a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

3.3 Non-Contravention. None of the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby will (a) result in a violation or breach of any agreement to which the Company is a party or by which the Company may be bound, (b) violate any Law or order applicable to the Company or (c) violate any constituent or organizational documents of the Company, except as would not, in the case of each of clauses (a) and (b), reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company’s ability to perform its obligations under this Agreement.

3.4 Absence of Litigation. As of the date hereof, there is no Action pending against, or, to the actual knowledge of the Company, threatened in writing against the Company before or by any Governmental

Authority that would reasonably be expected to prevent or materially delay or impair the consummation by the Company of the transactions contemplated by this Agreement or otherwise materially impair the ability of the Company to perform its obligations hereunder.

ARTICLE IV

ADDITIONAL COVENANTS

4.1 No Transfer; No Inconsistent Arrangements. From and after the date hereof and until this Agreement is validly terminated in accordance with Section 5.3, the Stockholders shall not, directly or indirectly, without the prior written consent of the Company (acting upon the recommendation of the Special Committee):

(a) create or permit to exist any Lien (other than Liens as may be applicable under the Securities Act or other applicable securities Laws) on any of the Subject Securities;

(b) transfer, sell, assign, gift, hedge, lend, pledge or otherwise dispose of (including by sale or merger, by tendering into any tender or exchange offer, by testamentary disposition, by liquidation or dissolution, by dividend or distribution, by operation of Law or otherwise), either voluntarily or involuntarily, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of the Subject Securities or any right, title or interest thereto (including any right or power to vote to which the Stockholders may be entitled);

(c) enter into (or cause to be entered into) any Contract with respect to any Transfer described in the preceding clause (b);

(d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any the Subject Securities;

(e) deposit or permit the deposit of any of the Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to any of the Subject Securities (other than this Agreement);

(f) enter into any Contract or otherwise take any other action that is inconsistent with, or would in any way restrict, limit or interfere with the performance of the Stockholders’ obligations hereunder; or

(g) approve or consent to any of the foregoing;

provided, notwithstanding anything to the contrary in the foregoing clauses (a) through (g), the Stockholders may convert any shares of Company Class B Common Stock for Company Class A Common Stock pursuant to the terms of the Company Charter. Any action taken in violation of the foregoing sentence shall be null and void ab initio. If any involuntary Transfer of any of the Subject Securities shall occur (including, but not limited to, a sale by the Stockholders’ trustees in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), such transferees (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the date this Agreement is validly terminated in accordance with Section 5.3. Notwithstanding the foregoing, the Stockholder may make Transfers of Subject Securities to any “Permitted Transferee” (as defined below) for bona fide estate planning or estate administration purposes, provided that such Permitted Transferee executes a joinder to this Agreement (in form and substance reasonably acceptable to the Company) agreeing to be bound by the same terms hereof. A “Permitted Transferee” means, with respect to any Stockholder, (i) any Affiliate, spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild, or adopted grandchild of the Stockholder, (ii) any charitable organization described in Section 170(c) of the Code, (iii) any trust, the beneficiaries of which include only the Persons named in clause (i) or (ii) of this definition, or (iv) any corporation, limited liability company, or partnership, the stockholders, members, and general or limited partners of which include only the Persons named in clause (i) or (ii) of this definition.

4.2 No Exercise of Appraisal Rights. The Stockholders irrevocably waive and agree not to exercise any appraisal rights or dissenters’ rights in respect of the Subject Securities that may arise in connection with the Merger and agree not to commence, participate in, assist or knowingly encourage in any way any Action to seek (or file any petition related to) appraisal rights or dissenters’ rights in connection with the Merger, including pursuant to Section 262 of the DGCL.

4.3 Public Announcements, Documentation and Information. The Stockholders shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law (provided that reasonable notice of any such disclosure will be provided to the Company). The Stockholders consent to and hereby authorize the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company reasonably determines to be necessary in connection with the Merger and any transactions contemplated by the Merger Agreement, the Stockholders’ identity and ownership of the Subject Securities, the existence of this Agreement and the nature of the Stockholders’ commitments and obligations under this Agreement, and the Stockholders acknowledge that the Company may (provided that the Stockholders shall have a reasonable opportunity to review and approve that portion of any disclosure that identifies the Stockholders by name prior to any such filing, such approval not to be unreasonably withheld, conditioned or delayed), file this Agreement or a form hereof with the SEC or any other Governmental Authority, but only to the extent such information cannot be redacted in accordance with Regulation S-K of the Securities Act or other applicable federal securities rules. The Stockholders agree to promptly give the Company any information it may reasonably request for the preparation of any such disclosure documents, and the Stockholders agree to promptly notify the Company of any required corrections with respect to any written information supplied by the Stockholders specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

4.4 New Shares; Adjustments. Any shares of capital stock or other equity securities of the Company that are issued to, or that any Stockholder acquires record or beneficial ownership of, after the date of this Agreement and prior to the valid termination of this Agreement in accordance with Section 5.3, whether pursuant to purchase, exercise, exchange or conversion of, including shares issued upon the exercise of a Company Option or the vesting of a Company PSU or Company RSU, or other transaction involving any and all options, rights or other securities (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they comprised the Shares as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Securities, the terms of this Agreement shall apply to the resulting securities, and the term “Subject Securities” shall be deemed to refer to and include such securities. Notwithstanding the foregoing, nothing in this Agreement shall require a Stockholder to exercise any Company Equity Award owned of record or beneficially by such Stockholder.

ARTICLE V

MISCELLANEOUS

5.1 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by email (with confirmation by return email) to the respective Parties at the following coordinates (or at such other coordinates for a Party as shall be specified in a notice given in accordance with this Section 5.1):

(a) if to a Stockholder, to such Stockholder’s email address set forth across from such Stockholder’s name on Schedule A.

(b) if to the Company:

TaskUs, Inc.

1650 Independence Drive, Suite 100

New Braunfels, Texas 78132

Attention:   Balaji Sekar

        Claudia Walsh

Email:     [REDACTED]

        [REDACTED]

and with a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

Two Manhattan West

375 Ninth Avenue

New York, NY 10001

Attention:   Faiza Saeed

        Claudia Ricciardi

Email:     fsaeed@cravath.com

        cricciardi@cravath.com

5.2 Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict any Stockholder (or a designee of any Stockholder) who is a director or officer of the Company from acting in such capacity or fulfilling the obligations of such office (including, for the avoidance of doubt, exercising their fiduciary duties), including by voting, in their capacity as a director or officer of the Company, in such Stockholder’s (or its designee’s) sole discretion on any matter (it being understood that this Agreement shall apply to each Stockholder solely in such Stockholder’s capacity as a stockholder of the Company.

5.3 Termination.

(a) This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earlier of:

(i) the valid termination of the Merger Agreement in accordance with its terms (provided that, for the avoidance of doubt, any purported termination of the Merger Agreement that is not, or is later determined not to have been, a valid termination shall not give rise to a termination of this Agreement pursuant to this Section 5.3);

(ii) the mutual written consent of all of the Parties hereto;

(iii) the Board (acting upon the recommendation of the Special Committee) or the Special Committee effecting an Adverse Recommendation Change; and

(iv) the Effective Time.

(b) Upon termination of this Agreement, no Party shall have any further obligations or liabilities under this Agreement; provided, however, that the provisions of this Article V shall survive in full force and effect such termination of this Agreement.

5.4 Interpretation and Rules of Construction. Section 10.03 of the Merger Agreement (other than the seventeenth, nineteenth and twentieth sentence thereof) shall apply to, and govern, this Agreement, mutatis mutandis.

5.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the matters contemplated hereby are not affected in any manner materially adverse to any Party; provided that the Parties intend that the remedies and limitations thereon contained in this Agreement, including Section 5.13, shall not be severable or subject to modification in any manner that increases the liabilities or obligations of any Party or Non-Recourse Party (as defined below), and these provisions shall be construed as an integral provision of this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced (except those referenced in the immediately preceding proviso), the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the matters contemplated hereby be effected as originally contemplated to the fullest extent possible.

5.6 Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.

5.7 Assignment. Neither this Agreement nor any of the Parties’ respective rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the Parties without the prior written consent of the other Parties (provided that, with respect to any such assignment by the Company, the Special Committee has approved such assignment). No assignment by any Party shall relieve such Party of any of its obligations hereunder. Subject to the immediately preceding sentence, any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

5.8 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except for the rights of the Non-Recourse Parties set forth in Section 5.13.

5.9 Specific Performance. The Parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each Party agrees that, in the event of any breach or threatened breach by any other Party of any covenant or obligation contained in this Agreement, the non-breaching Party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to (i) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (ii) an injunction restraining such breach or threatened breach. The parties hereto agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at Law. Each Party further agrees that no other Party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.9, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The Parties acknowledge and agree that the right of specific performance contemplated by this Section 5.9 is an integral part of the Agreement, and without that right, none of the Parties would have entered into this Agreement.

5.10 Governing Law.

(a) This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to the principles of conflicts of law that would cause the application of Law of any jurisdiction other than those of the State of Delaware.

(b) The Parties agree that any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions (whether brought by any Party or any of its Affiliates or against any Party or any of its Affiliates) shall be heard and determined exclusively in the Court of Chancery of the State of Delaware; provided, however, that, if such court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any federal or state court located in the State of Delaware. Consistent with the preceding sentence, each of the Parties hereby (i) submits to the exclusive jurisdiction of any federal or state court sitting in the State of Delaware for the purpose of any Action arising out of or relating to this Agreement brought by any Party; (ii) agrees that service of process will be validly effected by sending notice in accordance with Section 5.1; and (iii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts.

5.11 Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.11.

5.12 Amendments and Waivers. This Agreement may not be amended, modified or waived in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment or waiver, as applicable, hereto, signed on behalf of each of the Parties in interest at the time of the amendment or waiver, as applicable (provided that, with respect to the Company, the Special Committee has approved such amendment, modification or waiver). The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

5.13 Non-Recourse. This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. No former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors or other Representatives of any Party (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any Party under this Agreement or for any claim or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the matters contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with the matters contemplated hereby shall be sought or had against any Non-Recourse Party. Notwithstanding anything to the contrary, the Stockholders shall not constitute “Non-Recourse Parties” for purposes of this Agreement.

5.14 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in “pdf” form) in counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

5.15 Expenses. Unless specified otherwise herein, all expenses incurred in connection with this Agreement shall be paid by the Party incurring such expenses, whether or not the Merger or any other Transaction is consummated.

5.16 Further Assurances. Upon the reasonable request of the Company, the Stockholders will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable, to perform its obligations under this Agreement.

5.17 No Agreement Until Executed. This Agreement shall not be effective unless and until this Agreement is executed by all Parties.

5.18 No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Subject Securities. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to the Stockholders, and the Company shall not have any authority to exercise any power or authority to direct the Stockholders in the voting of any of the Shares, except as otherwise provided herein or in the Company Stockholders’ Agreement.

[Signature Pages Follow]

The Parties are executing this Agreement on the date set forth in the introductory paragraph.

COMPANY

TASKUS, INC.

By:	/s/ Balaji Sekar
Name: Balaji Sekar
Title: Chief Financial Officer

[Signature Page to Voting and Support Agreement]

/s/ Bryce Maddock
BRYCE MADDOCK

THE MADDOCK 2015 IRREVOCABLE TRUST

By:	/s/ Bryce Maddock
Name:Bryce Maddock
Title: Business Trustee

THE BRYCE MADDOCK FAMILY TRUST

By:	/s/ Bryce Maddock
Name: Bryce Maddock
Title: Trustee

THE MADDOCK 2015 EXEMPT IRREVOCABLE TRUST

By:	/s/ Bryce Maddock
Name: Bryce Maddock
Title: Business Trustee

[Signature Page to Voting and Support Agreement]

Schedule A

[REDACTED]

Annex D

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of May 8, 2025, is entered into by and among TaskUs, Inc., a Delaware corporation (the “Company”) and the persons listed under the heading “Stockholders” on Schedule A hereto (the “Stockholders” and, together with the Company, the “Parties” and each, a “Party”). All capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, each Stockholder is the record or beneficial owner of the number of Shares set forth opposite such Stockholder’s name on Schedule A hereto (all such Shares, and any securities convertible into or exercisable or exchangeable or redeemable for such Shares, together with any New Shares (as defined below) the Stockholders acquire record or beneficial ownership of on or after the date hereof, whether by purchase, upon exercise or conversion of any securities or otherwise, collectively, the “Subject Securities”). As used in this Agreement, “beneficially own” and “beneficial ownership” shall mean such terms as defined in Rule 13d-3 under the Exchange Act, and a “beneficial owner” shall mean, in respect to any security, a Person who beneficially owns such security;

WHEREAS, concurrently with the execution of this Agreement, Breeze Merger Corporation, a Delaware corporation (the “Merger Corporation”) and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), which provides, among other things, for the Merger Corporation and the Company to consummate the Merger upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, the Special Committee of the Board of Directors of the Company (the “Special Committee”) and the Board of Directors of the Company (the “Board”) (acting upon the Special Committee Recommendation) have, prior to the execution and delivery of this Agreement, each unanimously (excluding the Continuing Stockholder Directors) (i) determined that the Merger Agreement and transactions contemplated thereby, including the Merger, are advisable, fair to “unaffiliated security holders” (as such term is defined under the Exchange Act) of the Company and in the best interests of the Company and its stockholders, including the Public Stockholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, (iii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated thereby upon the terms and subject to the conditions set forth therein and (iv) recommends (in the case of the Special Committee) and resolved, subject to the terms of the Merger Agreement, to recommend (in the case of the Board) the adoption of the Merger Agreement by the stockholders of the Company; and

WHEREAS, the Special Committee and the Board (acting upon the Special Committee Recommendation) have, prior to the execution and delivery of this Agreement, each unanimously (excluding the Continuing Stockholder Directors) authorized and approved the execution, delivery and performance by the Company of this Agreement; and

WHEREAS, as a condition and inducement to the willingness of the Company to enter into the Merger Agreement, each Stockholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO VOTE

1.1 Agreement To Vote. Subject to the terms of this Agreement, each Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, each Stockholder shall, in each case to the fullest extent that such Stockholder is entitled to vote its Subject Securities thereon in its capacity as a stockholder:

(a) appear at each such meeting or otherwise cause all such Subject Securities to be counted as present thereat for purposes of determining a quorum; and

(b) be present (in person or by proxy) and vote (or cause to be voted) or deliver (or cause to be delivered) any written consents with respect to, as applicable, all of its Subject Securities (in its capacity as record or beneficial owners of Shares):

(i) (x) in favor of the adoption of the Merger Agreement and the approval of the Merger and (y) in favor of any other matter in respect of which approval of the Company’s stockholders is expressly requested by the Board and is required in order to adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement;

(ii) against any action, agreement or transaction that would reasonably be expected to:

(A)

result in a breach of any covenant, representation or warranty or any other obligation or agreement of (x) the Company or the Merger Corporation contained in the Merger Agreement or (y) of the Stockholders contained in this Agreement; or

(B)	otherwise prevent, impede, frustrate or nullify any provision of the Merger Agreement; and

(iii) against any Acquisition Proposal or other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to materially impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement (provided that the foregoing shall not require the Stockholders to vote against any Acquisition Proposal or any other proposal made in opposition to the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement if, prior to such vote, the Company has terminated the Merger Agreement pursuant to Section 9.01(e)(i) of the Merger Agreement).

Until the earlier of the Effective Time or the valid termination of this Agreement in accordance with Section 5.3, each Stockholder shall (x) retain at all times the right to vote its respective Subject Securities in such Stockholder’s sole discretion on any matters other than those set forth in this Section 1.1 that are at any time or from time to time presented for consideration to the Company’s stockholders generally and (y) not consent, in its capacity as a stockholder of the Company, to matters that, if such consent were a vote, would violate the voting obligations set forth in the preceding clauses (ii) through (iii). Except as set forth in this Section 1.1, nothing in this Agreement shall limit the right of the Stockholders to vote in favor of, against or abstain with respect to any matter presented to the stockholders of the Company.

1.2 Irrevocable Proxy.

(a) Solely in the event of a failure by a Stockholder to timely act in accordance with such Stockholder’s obligations set forth in Section 1.1, the Stockholder hereby irrevocably grants to, and appoints, the Company, and any individual designated in writing by the Company, and each of them individually, as such Stockholder’s proxy and attorney-in-fact (with full power of substitution and resubstitution) for and in such Stockholder’s name, to vote its Subject Securities, or grant a consent or approval in respect of its Subject Securities in a manner contemplated by Section 1.1.

(b) Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy set forth in this Section 1.2 is coupled with an interest and may under no circumstances be revoked. Each Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL.

(c) Each Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

(d) Notwithstanding anything herein to the contrary, the proxy and appointment granted by the Stockholder shall be automatically revoked, terminated and of no further force or effect, without any action by any Stockholder, upon termination of this Agreement in accordance with Section 5.3 hereof.

1.3 Consent as to Company Stockholders’ Agreement. Solely for the purposes of Section 2.2 of the Company Stockholders’ Agreement (and not with respect to the voting (or written consent in lieu of voting) of any Subject Securities), the Stockholders consent to the entry into and performance of the Merger Agreement, this Agreement and the other Voting and Support Agreements being executed concurrently with the execution of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to the Company that:

2.1 Authorization; Binding Agreement.

(a) In the case of a Stockholder who is not a natural person, such Stockholder is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Such Stockholder has the necessary power and authority (in the case of a Stockholder who is not a natural person) or legal capacity (in the case of a Stockholder who is a natural person) to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement.

(b) In the case of a Stockholder who is not a natural person, the execution and delivery of this Agreement by such Stockholder has been duly and validly authorized by all necessary organizational action on the part of such Stockholder, and no other organizational proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. If such Stockholder is a trust, no consent of any beneficiary is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(c) This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the Enforceability Exceptions.

2.2 Non-Contravention. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated thereby:

(a) require any consent, approval, authorization or permit of, filing or registration with, notification or report to, or expiration of waiting periods from, any Governmental Authority on the part of such Stockholder, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any United States federal securities laws and the rules and regulations promulgated thereunder;

(b) require the consent of any Stockholder’s spouse under any “community property” or other Laws;

(c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract or other legally binding instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its assets may be bound;

(d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien on any assets (including Subject Securities) of such Stockholder (other than any restrictions created by this Agreement or the Company under applicable federal or state securities laws or pursuant to any written policies of the Company with respect to the trading of securities in connection with insider trading restrictions (collectively, “Permitted Encumbrances”)); or

(e) violate any Laws applicable to such Stockholder or Subject Securities, except as would not, in the case of each of the preceding clauses (a), through (e), reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to timely perform its obligations under this Agreement. Other than any filings and reports pursuant to and in compliance with the Exchange Act, no filings, notifications, approvals or other consents are required to be obtained by such Stockholder from, or to be given by such Stockholder to, or to be made by such Stockholder with, any Governmental Authority in connection with the execution, delivery and performance by such Stockholder of this Agreement.

2.3 Ownership of Subject Securities; Total Shares. Such Stockholder is, as of the date hereof, the record or beneficial owner of, or is a trust that is the record holder of and whose beneficiaries are the beneficial owners of, all such Stockholder’s Subject Securities set forth opposite such Stockholder’s name on Schedule A hereto and has good and marketable title to all such Subject Securities free and clear of any Lien, except Permitted Encumbrances. The shares set forth opposite such Stockholder’s name on Schedule A hereto constitute all of the shares of “voting stock” of the Company of which such Stockholder is the “owner” (as such terms are defined in the Company Charter) as of the time that the Board (acting upon the Special Committee Recommendation) and the Special Committee approved the Merger Agreement. Except for the Subject Securities, such Stockholder and its Affiliates do not own beneficially or of record, and do not have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any Shares (or any securities convertible into or exercisable or exchangeable or redeemable for Shares) or any interest therein.

2.4 Voting Power. Such Stockholder has full voting power with respect to all its Subject Securities, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all its Subject Securities, subject to any Permitted Encumbrances. None of the Subject Securities of such Stockholder are subject to any stockholders’ agreement (other than the Company Stockholders’ Agreement), proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities, except as provided hereunder. Such Stockholder has not entered into any Contract that is inconsistent with, or would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder.

2.5 Reliance. Such Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6 Absence of Litigation. As of the date hereof, there is no Action pending against, or, to the knowledge of such Stockholder, threatened in writing against it or any of its assets (including Shares beneficially owned by such Stockholder) before or by any Governmental Authority that would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

2.7 Brokers. No broker, finder, investment banker, financial advisor, or other Person is entitled to any brokerage, finder’s or other similar fee or commission, or the reimbursement of expenses, from the Company prior to the Effective Time in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of such Stockholder, on behalf of such Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Stockholders that:

3.1 Organization and Qualification. The Company is duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all necessary power and authority: (a) to conduct its business in the manner in which its business is currently being conducted; and (b) to own and use its assets in the manner in which its assets are currently owned and used, in the case of each clauses (a) and (b), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company’s ability to timely perform its obligations under this Agreement and consummate the transactions contemplated hereunder.

3.2 Authority for This Agreement. The Company has the necessary corporate power and authority to enter into, and to perform its obligations under, this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company has been duly and validly authorized by all necessary entity action on the part of the Company, and no other entity proceedings on the part of the Company are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and this Agreement constitutes a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

3.3 Non-Contravention. None of the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby will (a) result in a violation or breach of any agreement to which the Company is a party or by which the Company may be bound, (b) violate any Law or order applicable to the Company or (c) violate any constituent or organizational documents of the Company, except as would not, in the case of each of clauses (a) and (b), reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company’s ability to perform its obligations under this Agreement.

3.4 Absence of Litigation. As of the date hereof, there is no Action pending against, or, to the actual knowledge of the Company, threatened in writing against the Company before or by any Governmental Authority that would reasonably be expected to prevent or materially delay or impair the consummation by the Company of the transactions contemplated by this Agreement or otherwise materially impair the ability of the Company to perform its obligations hereunder.

ARTICLE IV

ADDITIONAL COVENANTS

4.1 No Transfer; No Inconsistent Arrangements. From and after the date hereof and until this Agreement is validly terminated in accordance with Section 5.3, the Stockholders shall not, directly or indirectly, without the prior written consent of the Company (acting upon the recommendation of the Special Committee):

(a) create or permit to exist any Lien (other than Liens as may be applicable under the Securities Act or other applicable securities Laws) on any of the Subject Securities;

(b) transfer, sell, assign, gift, hedge, lend, pledge or otherwise dispose of (including by sale or merger, by tendering into any tender or exchange offer, by testamentary disposition, by liquidation or dissolution, by dividend or distribution, by operation of Law or otherwise), either voluntarily or involuntarily, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of the Subject Securities or any right, title or interest thereto (including any right or power to vote to which the Stockholders may be entitled);

(c) enter into (or cause to be entered into) any Contract with respect to any Transfer described in the preceding clause (b);

(d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any the Subject Securities;

(e) deposit or permit the deposit of any of the Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to any of the Subject Securities (other than this Agreement);

(f) enter into any Contract or otherwise take any other action that is inconsistent with, or would in any way restrict, limit or interfere with the performance of the Stockholders’ obligations hereunder; or

(g) approve or consent to any of the foregoing;

provided, notwithstanding anything to the contrary in the foregoing clauses (a) through (g), the Stockholders may convert any shares of Company Class B Common Stock for Company Class A Common Stock pursuant to the terms of the Company Charter. Any action taken in violation of the foregoing sentence shall be null and void ab initio. If any involuntary Transfer of any of the Subject Securities shall occur (including, but not limited to, a sale by the Stockholders’ trustees in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), such transferees (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the date this Agreement is validly terminated in accordance with Section 5.3. Notwithstanding the foregoing, the Stockholder may make Transfers of Subject Securities to any “Permitted Transferee” (as defined below) for bona fide estate planning or estate administration purposes, provided that such Permitted Transferee executes a joinder to this Agreement (in form and substance reasonably acceptable to the Company) agreeing to be bound by the same terms hereof. A

“Permitted Transferee” means, with respect to any Stockholder, (i) any Affiliate, spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild, or adopted grandchild of the Stockholder, (ii) any charitable organization described in Section 170(c) of the Code, (iii) any trust, the beneficiaries of which include only the Persons named in clause (i) or (ii) of this definition, or (iv) any corporation, limited liability company, or partnership, the stockholders, members, and general or limited partners of which include only the Persons named in clause (i) or (ii) of this definition.

4.2 No Exercise of Appraisal Rights. The Stockholders irrevocably waive and agree not to exercise any appraisal rights or dissenters’ rights in respect of the Subject Securities that may arise in connection with the Merger and agree not to commence, participate in, assist or knowingly encourage in any way any Action to seek (or file any petition related to) appraisal rights or dissenters’ rights in connection with the Merger, including pursuant to Section 262 of the DGCL.

4.3 Public Announcements, Documentation and Information. The Stockholders shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law (provided that reasonable notice of any such disclosure will be provided to the Company). The Stockholders consent to and hereby authorize the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company reasonably determines to be necessary in connection with the Merger and any transactions contemplated by the Merger Agreement, the Stockholders’ identity and ownership of the Subject Securities, the existence of this Agreement and the nature of the Stockholders’ commitments and obligations under this Agreement, and the Stockholders acknowledge that the Company may (provided that the Stockholders shall have a reasonable opportunity to review and approve that portion of any disclosure that identifies the Stockholders by name prior to any such filing, such approval not to be unreasonably withheld, conditioned or delayed), file this Agreement or a form hereof with the SEC or any other Governmental Authority, but only to the extent such information cannot be redacted in accordance with Regulation S-K of the Securities Act or other applicable federal securities rules. The Stockholders agree to promptly give the Company any information it may reasonably request for the preparation of any such disclosure documents, and the Stockholders agree to promptly notify the Company of any required corrections with respect to any written information supplied by the Stockholders specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

4.4 New Shares; Adjustments. Any shares of capital stock or other equity securities of the Company that are issued to, or that any Stockholder acquires record or beneficial ownership of, after the date of this Agreement and prior to the valid termination of this Agreement in accordance with Section 5.3, whether pursuant to purchase, exercise, exchange or conversion of, including shares issued upon the exercise of a Company Option or the vesting of a Company PSU or Company RSU, or other transaction involving any and all options, rights or other securities (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they comprised the Shares as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Securities, the terms of this Agreement shall apply to the resulting securities, and the term “Subject Securities” shall be deemed to refer to and include such securities. Notwithstanding the foregoing, nothing in this Agreement shall require a Stockholder to exercise any Company Equity Award owned of record or beneficially by such Stockholder.

ARTICLE V

MISCELLANEOUS

5.1 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by email (with confirmation by return email) to the respective Parties at the following coordinates (or at such other coordinates for a Party as shall be specified in a notice given in accordance with this Section 5.1):

(a) if to a Stockholder, to such Stockholder’s email address set forth across from such Stockholder’s name on Schedule A.

(b) if to the Company:

TaskUs, Inc.

1650 Independence Drive, Suite 100

New Braunfels, Texas 78132

Attention:  Balaji Sekar

      Claudia Walsh

Email:     [REDACTED]

      [REDACTED]

and with a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

Two Manhattan West

375 Ninth Avenue

New York, NY 10001

Attention:  Faiza Saeed

      Claudia Ricciardi

Email:     fsaeed@cravath.com

      cricciardi@cravath.com

5.2 Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict any Stockholder (or a designee of any Stockholder) who is a director or officer of the Company from acting in such capacity or fulfilling the obligations of such office (including, for the avoidance of doubt, exercising their fiduciary duties), including by voting, in their capacity as a director or officer of the Company, in such Stockholder’s (or its designee’s) sole discretion on any matter (it being understood that this Agreement shall apply to each Stockholder solely in such Stockholder’s capacity as a stockholder of the Company.

5.3 Termination.

(a) This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earlier of:

(i) the valid termination of the Merger Agreement in accordance with its terms (provided that, for the avoidance of doubt, any purported termination of the Merger Agreement that is not, or is later determined not to have been, a valid termination shall not give rise to a termination of this Agreement pursuant to this Section 5.3);

(ii) the mutual written consent of all of the Parties hereto;

(iii) the Board (acting upon the recommendation of the Special Committee) or the Special Committee effecting an Adverse Recommendation Change; and

(iv) the Effective Time.

(b) Upon termination of this Agreement, no Party shall have any further obligations or liabilities under this Agreement; provided, however, that the provisions of this Article V shall survive in full force and effect such termination of this Agreement.

5.4 Interpretation and Rules of Construction. Section 10.03 of the Merger Agreement (other than the seventeenth, nineteenth and twentieth sentence thereof) shall apply to, and govern, this Agreement, mutatis mutandis.

5.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the matters contemplated hereby are not affected in any manner materially adverse to any Party; provided that the Parties intend that the remedies and limitations thereon contained in this Agreement, including Section 5.13, shall not be severable or subject to modification in any manner that increases the liabilities or obligations of any Party or Non-Recourse Party (as defined below), and these provisions shall be construed as an integral provision of this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced (except those referenced in the immediately preceding proviso), the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the matters contemplated hereby be effected as originally contemplated to the fullest extent possible.

5.6 Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.

5.7 Assignment. Neither this Agreement nor any of the Parties’ respective rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the Parties without the prior written consent of the other Parties (provided that, with respect to any such assignment by the Company, the Special Committee has approved such assignment). No assignment by any Party shall relieve such Party of any of its obligations hereunder. Subject to the immediately preceding sentence, any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

5.8 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except for the rights of the Non-Recourse Parties set forth in Section 5.13.

5.9 Specific Performance. The Parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each Party agrees that, in the event of any breach or threatened breach by any other Party of any covenant or obligation contained in this Agreement, the non-breaching Party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to (i) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (ii) an injunction restraining such breach or threatened breach. The parties hereto agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at Law. Each Party further agrees that no other Party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.9, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The Parties acknowledge and agree that the right of specific performance contemplated by this Section 5.9 is an integral part of the Agreement, and without that right, none of the Parties would have entered into this Agreement.

5.10 Governing Law.

(a) This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to the principles of conflicts of law that would cause the application of Law of any jurisdiction other than those of the State of Delaware.

(b) The Parties agree that any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions (whether brought by any Party or any of its Affiliates or against any Party or any of its Affiliates) shall be heard and determined exclusively in the Court of Chancery of the State of Delaware; provided, however, that, if such court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any federal or state court located in the State of Delaware. Consistent with the preceding sentence, each of the Parties hereby (i) submits to the exclusive jurisdiction of any federal or state court sitting in the State of Delaware for the purpose of any Action arising out of or relating to this Agreement brought by any Party; (ii) agrees that service of process will be validly effected by sending notice in accordance with Section 5.1; and (iii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts.

5.11 Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.11.

5.12 Amendments and Waivers. This Agreement may not be amended, modified or waived in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment or waiver, as applicable, hereto, signed on behalf of each of the Parties in interest at the time of the amendment or waiver, as applicable (provided that, with respect to the Company, the Special Committee has approved such amendment, modification or waiver). The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

5.13 Non-Recourse. This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. No former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors or other Representatives of any Party (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any Party under this Agreement or for any claim or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the matters contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with the matters contemplated hereby shall be sought or had against any Non-Recourse Party. Notwithstanding anything to the contrary, the Stockholders shall not constitute “Non-Recourse Parties” for purposes of this Agreement.

5.14 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in “pdf” form) in counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

5.15 Expenses. Unless specified otherwise herein, all expenses incurred in connection with this Agreement shall be paid by the Party incurring such expenses, whether or not the Merger or any other Transaction is consummated.

5.16 Further Assurances. Upon the reasonable request of the Company, the Stockholders will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable, to perform its obligations under this Agreement.

5.17 No Agreement Until Executed. This Agreement shall not be effective unless and until this Agreement is executed by all Parties.

5.18 No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Subject Securities. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to the Stockholders, and the Company shall not have any authority to exercise any power or authority to direct the Stockholders in the voting of any of the Shares, except as otherwise provided herein or in the Company Stockholders’ Agreement.

[Signature Pages Follow]

The Parties are executing this Agreement on the date set forth in the introductory paragraph.

COMPANY

TASKUS, INC.

By:	/s/ Balaji Sekar
Name: Balaji Sekar
Title: Chief Financial Officer

[Signature Page to Voting and Support Agreement]

/s/ Jaspar Weir
JASPAR WEIR

THE WEIR 2015 IRREVOCABLE TRUST

By:	/s/ Jaspar Weir
Name: Jaspar Weir
Title: Business Trustee

JASPAR WEIR FAMILY TRUST

By:	/s/ Jaspar Weir
Name: Jaspar Weir
Title: Trustee

THE WEIR 2015 EXEMPT IRREVOCABLE TRUST

By:	/s/ Jaspar Weir
Name: Jaspar Weir
Title: Business Trustee

[Signature Page to Voting and Support Agreement]

Schedule A

[REDACTED]

Annex E

May 8, 2025

The Special Committee of the Board of Directors

TaskUs, Inc.

1650 Independence Drive, Suite 100

New Braunfels, Texas 78132

Members of the Special Committee:

We understand that TaskUs, Inc. (the “Company”) proposes to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), with Breeze Merger Corporation (the “Merger Corporation”). Pursuant to the Merger Agreement, the Merger Corporation will merge with and into the Company, with the Company being the surviving corporation (the “Merger”). As a result of the Merger, each outstanding share of Class A Common Stock of the Company, par value $0.01 per share (the “Company Class A Common Stock”) and Class B Common Stock of the Company, par value $0.01 per share (the “Company Class B Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”), other than any Excluded Shares, any Continuing Shares and any Dissenting Shares (each as defined in the Merger Agreement), will be converted into the right to receive $16.50 per share in cash (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Agreement. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

The Special Committee of the Board of Directors of the Company (the “Special Committee”) has asked us whether, in our opinion, the Consideration to be received by holders of the Company Common Stock (other than Excluded Shares, Continuing Shares and Dissenting Shares) in the Merger is fair, from a financial point of view, to such holders.

In connection with rendering our opinion, we have, among other things:

(i)	reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant, including publicly available research analysts’ estimates;

(ii)

reviewed certain internal projected financial data relating to the Company and considered such data in respect of the Company’s “Base Case” (also referred to as “Case A”) prepared and furnished to us by management of the Company, as approved for our use by the Special Committee (the “Forecasts”);

(iii)

reviewed, as a reference only (and not considered in our determinations to render this opinion), certain internal projected financial data relating to the Company under alternative business assumptions relative to those underlying the Forecasts prepared and furnished to us by management of the Company, as approved for our use by the Special Committee;

(iv)

discussed with management of the Company their assessment of the past and current operations of the Company, the current financial condition and prospects of the Company, and the Forecasts (including their views on the risks and uncertainties of achieving the Forecasts);

(v)	reviewed the reported prices and the historical trading activity of the Company Class A Common Stock;

(vi)	compared the financial performance of the Company and its stock market trading multiples with those of certain other publicly traded companies that we deemed relevant;

The Special Committee of the Board of Directors

TaskUs, Inc.

(vii)

compared the financial performance of the Company and the valuation multiples relating to the Merger with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant;

(viii)	reviewed the financial terms and conditions of a draft, dated May 8, 2025, of the Merger Agreement; and

(ix)	performed such other analyses and examinations and considered such other factors that we deemed appropriate.

For purposes of our analysis and opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information), and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Forecasts, we have assumed with your consent that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company and the other matters covered thereby. We express no view as to the Forecasts or the assumptions on which they are based.

For purposes of our analysis and opinion, we have assumed, in all respects material to our analysis, that the final executed Merger Agreement will not differ from the draft Merger Agreement reviewed by us, that the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Merger will be satisfied without waiver or modification thereof. We have further assumed, in all respects material to our analysis, that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Merger will be obtained without any delay, limitation, restriction or condition that would have an adverse effect on the Company or the consummation of the Merger or reduce the contemplated benefits to the holders of the Company Common Stock of the Merger. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Company, the Merger Corporation or the Merger.

We have not conducted a physical inspection of the properties or facilities of the Company and have not made or assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities) of the Company, nor have we been furnished with any such valuations or appraisals, nor have we evaluated the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and as can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.

We have not been asked to pass upon, and express no opinion with respect to, any matter other than the fairness to the holders of the Company Common Stock (other than Excluded Shares, Continuing Shares and Dissenting Shares), from a financial point of view, of the Consideration. We do not express any view on, and our opinion does not address, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of the Company, nor as

The Special Committee of the Board of Directors

TaskUs, Inc.

to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or any class of such persons, whether relative to the Consideration or otherwise. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Merger Agreement or the Merger, including, without limitation, the structure or form of the Merger, or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger Agreement. Our opinion does not address the relative merits of the Merger as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Merger. Our opinion does not constitute a recommendation to the Special Committee or to any other persons in respect of the Merger, including as to how any holder of shares of the Company Common Stock should vote or act in respect of the Merger. We are not expressing any opinion as to the prices at which shares of Company Class A Common Stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or the Merger or as to the impact of the Merger on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

We have acted as financial advisor to the Special Committee in connection with the Merger and will receive a fee for our services, a portion of which was paid upon execution of our engagement letter with the Special Committee, a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Merger. The Company has also agreed to reimburse our expenses and to indemnify us against certain liabilities arising out of our engagement. Other than services pursuant to the foregoing engagement letter and the associated fee paid upon execution thereof, during the two year period prior to the date hereof, Evercore Group L.L.C. and its affiliates have not been engaged to provide financial advisory or other services to the Company or the Special Committee and we have not received any other compensation from the Company or the Special Committee during such period. In addition, during the two year period prior to the date hereof, Evercore Group L.L.C. and its affiliates have provided financial advisory services to Blackstone Inc. (“Blackstone”), an affiliate of the Merger Corporation, and/or its subsidiaries and portfolio companies and received fees for the rendering of these services. In addition, Evercore Group L.L.C. and its affiliates are currently providing financial advisory services to Blackstone and/or its subsidiaries and portfolio companies for which we expect to receive customary fees. We may provide financial advisory or other services to the Special Committee, the Company and Blackstone in the future, and in connection with any such services we may receive compensation.

Evercore Group L.L.C. and its affiliates engage in a wide range of activities for our and their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, equity sales, trading and research, private equity, placement agent, asset management and related activities. In connection with these businesses or otherwise, Evercore Group L.L.C. and its affiliates and/or our or their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products or other financial instruments of or relating to the Company, Blackstone, potential parties to the Merger and/or any of their respective affiliates or persons that are competitors, customers or suppliers of the Company or the Blackstone.

Our financial advisory services and this opinion are provided for the information and benefit of the Special Committee (in its capacity as such) in connection with its evaluation of the proposed Merger. The issuance of this opinion has been approved by an Opinion Committee of Evercore Group L.L.C.

The Special Committee of the Board of Directors

TaskUs, Inc.

This opinion may not be disclosed, quoted, referred to or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval, except the Company may reproduce this opinion in full in any document that is required to be filed with the U.S. Securities and Exchange Commission and required to be mailed by the Company to its stockholders relating to the Merger.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be received by holders of the Company Common Stock (other than Excluded Shares, Continuing Shares and Dissenting Shares) in the Merger is fair, from a financial point of view, to such holders.

Very truly yours, EVERCORE GROUP L.L.C.

By:	/s/ Damien Fisher
Damien Fisher, Senior Managing Director

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

TASKUS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/TASK2025SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75983-TBD       KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TASKUS, INC.

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

1.

To adopt the Agreement and Plan of Merger, dated as of May 8, 2025 (the "Merger Agreement"), by and between Breeze Merger Corporation (the "Merger Corporation") and TaskUs, Inc. (the "Company"), and the transactions contemplated thereby, including the Merger (as defined herein). Pursuant to the Merger Agreement, the Merger Corporation will be merged with and into the Company (the "Merger") and the Company will continue as the surviving corporation, collectively owned, directly or indirectly, by (i) BCP FC Aggregator L.P., (ii) The Maddock 2015 Irrevocable Trust, The Bryce Maddock Family Trust, The Maddock 2015 Exempt Irrevocable Trust and Bryce Maddock, (iii) The Weir 2015 Irrevocable Trust, The Jaspar Weir Family Trust, The Weir 2015 Exempt Irrevocable Trust and Jaspar Weir and (iv) any other holders of continuing shares as provided in the Merger Agreement.

	☐	☐	☐

2.

To approve any adjournment of the Special Meeting of Stockholders, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting of Stockholders to approve Proposal 1.

	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

We will be conducting our Special Meeting of Stockholders virtually at www.virtualshareholdermeeting.com/TASK2025SM.

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V75984-TBD

TASKUS, INC.

Special Meeting of Stockholders

[TBD], 2025 at [TBD] Central Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Bryce Maddock, Balaji Sekar and Claudia Walsh, or each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of TaskUs, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [TBD] Central Time on [TBD], [TBD], 2025, virtually via live webcast at www.virtualshareholdermeeting.com/TASK2025SM, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AS SET FORTH IN PROPOSAL 1 AND FOR ANY ADJOURNMENT OF THE SPECIAL MEETING OF STOCKHOLDERS AS SET FORTH IN PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, ON ANY MATTER WHICH THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE SPECIAL MEETING OF STOCKHOLDERS BY A REASONABLE TIME BEFORE THE PROXY SOLICITATION WAS MADE).

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE